ANNUAL REPORT
================================================================================


[LOGO] Nvest Money Market Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                     Nvest Strategic Income Fund

                                                               Where
                                                              The Best
                                                           Minds Meet (R)


-----------------
December 31, 1999
-----------------

================================================================================


                                                                   February 2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."


After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.

/s/ John T. Hailer


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                 NO BANK GUARANTEE
--------------------------------------------------------------------------------

                          NVEST STRATEGIC INCOME FUND
================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.


                                                  Growth of a $10,000 Investment


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                   May 1995 (Inception) through December 1999

            Net Asset      Maximum Sales    Lehman Aggregate    Lehman Universal
             Value(1)        Charge(2)        Bond Index(4)         Index(5)
             --------        ---------        -------------         --------
1 2/99        $15,229          $14,542           $13,625             $13,120
  6/99         14,830           14,163            13,549              13,601
 12/98         13,567           12,957            13,737              12,996
  6/98         14,141           13,505            13,136              13,097
 12/97         13,806           13,184            12,639              12,662
  6/97         13,385           12,783            11,883              12,206
 12/96         12,628           12,060            11,527              11,501
  6/96         11,380           10,868            10,989              11,120
 12/95         11,027           10,530            11,123              10,646
  6/95         10,015            9,564            10,463              10,323
5/1/95         10,000            9,550            10,000              10,000


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will differ from that shown based on differences in fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                           NVEST STRATEGIC INCOME FUND
================================================================================


                                        Average Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A (Inception 5/1/95)                       1 Year          Since Inception
Net Asset Value(1,8)                             12.17%               9.43%
With Maximum Sales Charge(2)                      7.08                8.35
--------------------------------------------------------------------------------
Class B (Inception 5/1/95)                       1 Year          Since Inception
Net Asset Value(1,8)                             11.33%               8.58%
With CDSC(3)                                      6.33                8.29
--------------------------------------------------------------------------------
Class C (Inception 5/1/95)                       1 Year          Since Inception
Net Asset Value(1,8)                             11.34%               8.53%
With CDSC(3)                                     10.34                8.53
--------------------------------------------------------------------------------
Class Y (Inception 12/1/99)                  Since Inception
Net Asset Value(1)                                2.65%
--------------------------------------------------------------------------------
                                                     Since Fund's   Since Fund's
                                                     Class A,B, C     Class Y
Comparative Performance                     1 Year     Inception     Inception
Lehman Aggregate Bond Index(4)              -0.82%      6.85%         -0.48%
Lehman Universal Bond Index(5)               0.17%      6.22%         -0.70%
Morningstar Multi-Sector Bond Average(6)    -2.55       7.26           1.06
Lipper Multi-Sector Income Average(7)        2.58       7.27           1.05
--------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available to certain institutional investors only.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.50% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) Lehman Brothers Aggregate Bond Index is an unmanaged, market-weighted aggregate index of nearly all debt issued by the U.S. Treasury, U.S. government agencies and U.S. corporations rated investment-grade, and U.S. agency debt backed by mortgage pools. Since inception returns for Class A, B and C shares are calculated from 4/30/95. Since inception return for Class Y shares is calculated from 11/30/99.

(5) Lehman Brothers Universal Bond Index is an unmanaged index representing 85% of the return of the Lehman Brothers Aggregate Bond Index, 5% of the Lehman Brothers High Yield Bond Index, 4% of the Emerging Market Index, 5% of Eurodollar instruments and 1% of 144A Commercial paper. Since inception returns are calculated from 4/30/95. Since inception returns for Class A, B and C shares are calculated from 4/30/95. Since inception return for Class Y shares is calculated from 12/31/99.

(6) Morningstar Multi-Sector Bond Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Since inception returns for Class A, B and C shares are calculated from 4/30/95. Since inception return for Class Y shares is calculated from 11/30/99.

(7) Lipper Multi-Sector Income Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Since inception returns are calculated from 4/30/95. Since inception returns for Class A, B and C shares are calculated from 4/30/95. Since inception return for Class Y shares is calculated from 12/1/99.

(8) The Fund waived certain fees and expenses during the period indicated and its average annual total return would have been lower had these fees not been waived.

                           NVEST STRATEGIC INCOME FUND
================================================================================


                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------


[PHOTO]
[PHOTO]
Dan Fuss,
Kathleen Gaffney
Loomis, Sayles &
Company, L.P.

Q.   How did Strategic Income Fund perform during 1999?

Despite a negative climate for bond prices in general, your Fund delivered a strongly positive total return and was able to increase the monthly dividend. For the 12 months ended December 31, 1999, the return for Class A shares of Strategic Income Fund was 12.17%, based on net asset value and reinvestment of dividends totaling $1.06 per share. For the same period, the Lehman Aggregate Bond Index returned -0.82%, and the Lipper Multi-Sector Income group averaged a return of 2.58%.

Q.   Would you describe the investment environment during the year?

In sharp contrast to 1998, the investment climate in 1999 generally favored high-yield U.S. corporate bonds, as well as bonds issued by companies in other countries that were experiencing an economic recovery. Because the portfolio emphasized high-yielding, undervalued bonds issued by foreign and domestic companies, your Fund benefited from increasing investor demand.

In the U.S., economic growth was strong, inflation remained relatively low and, while the Federal Reserve Board raised rates by 0.25% on three separate occasions, these increases were relatively moderate. A healthy U.S. economy, coupled with strong economic recoveries in several emerging markets, provided a positive backdrop for high-yield bonds, as the "flight to quality" we witnessed in 1998 gradually reversed. Economic recoveries in Asia and other countries also made fixed-income investors more confident, and increased demand for these securities, boosting their prices.

                           NVEST STRATEGIC INCOME FUND
================================================================================


--------------------------------------------------------------------------------

Q.   What were the principal strategies that affected the Fund's performance?

In general, we kept about 40% of the Fund's assets in investment-grade bonds and 60% in below investment-grade securities, including high-yield corporate bonds and emerging market debt. We were rewarded for our early entry into the Asian and Latin American markets -- regions that a year ago were the focus of market turmoil. Your Fund's strong presence in Thailand, South Korea and the Philippines -- where we favored the bonds of top-tier banks, telecommunications and utility companies -- was a major contributor to its results, as economic recovery spread through these countries. In Latin America, where economic growth was less robust, we focused on government bonds, which also performed well.

About a year ago, we began seeking out-of-favor U.S. bonds that we believed had strong prospects for relatively high current income and long-term capital appreciation. We found several attractive opportunities in broadband wireless companies, Internet service providers, and semiconductor companies. Throughout 1999, many of these bonds have also enhanced your Fund's performance. Among investment-grade bonds, we found opportunity in the U.S. energy, automotive and aerospace industries. At the end of 1999, the Fund's average credit quality rating was BAA3, the lowest level in Moody's investment-grade rating range.

Q.   How did rising U.S. interest rates affect your investment strategy?

Rising rates cause bond prices to decline, but our value approach to investing draws us to sectors of the bond market that tend to be less sensitive to price changes. Our strategy is to seek undervalued, high-yield corporate bonds with relatively long durations and maturities. These investments can usually overcome the short-term volatility associated with shifting rates. They also offer relatively high current yields and the potential for long-term capital appreciation.

                          INVEST STRATEGIC INCOME FUND
================================================================================


--------------------------------------------------------------------------------

                        Portfolio Composition -- 12/31/99


                                                                  % of
                                                               Net Assets
     --------------------------------------------------------------------
        1.  Yankees*                                              39.0
     --------------------------------------------------------------------
        2.  Foreign Bonds                                         28.4
     --------------------------------------------------------------------
        3.  Corporate Bonds                                       22.1
     --------------------------------------------------------------------
        4.  Common and Preferred Stocks                            8.7
     --------------------------------------------------------------------
        5.  Cash and Other                                         1.8
     --------------------------------------------------------------------

Average Portfolio Maturity = 11.1 years

Portfolio holdings and asset allocations will vary.

*    Yankees are U.S. dollar-denominated foreign bonds.


Q.   What is your outlook for the bond markets?

We believe it's favorable. Near term, we think interest rates may rise, but as the year 2000 unfolds, we believe a slower economy should allay fears of inflation and allow rates to decline. If the global economy continues to pick up steam, foreign bonds should also continue to do well. Yields across the globe are relatively high, and we believe demand for yield will continue to be strong. Pricing power is negligible, which is good news for inflation. This situation should benefit the Fund in the coming year.

The portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in the managers' opinion may result in strategic and other portfolio changes. Bond funds fluctuate in value and, when redeemed, may be worth more or less than their original cost. The Strategic Income Fund invests in high-yielding securities as well as foreign and emerging market securities which involve special risks. While high-yield bonds may offer higher current income than Treasury securities and high-grade corporate bonds, they are also associated with greater than average risk. These risks may increase share-price volatility. The principal value and interest on Treasury securities are guaranteed by the US. government if held to maturity. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. The Fund also invests in REITs which are subject to changes in underlying real estate values, rising interest rates and mortgage prepayment risks. These risks may also increase share price volatility. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Bonds and Notes -- 89.5% of Total Net Assets

                                                                                  Ratings (c) (unaudited)
                                                                                  -----------------------
 Principal                                                                                    Standard
  Amount        Description                                                          Moody's  & Poor's            Value (a)
----------------------------------------------------------------------------------------------------------------------------
                Convertible Bonds--13.3%
                British Virgin Islands--1.2%
$  3,700,000    Sappi Finance , 7.500%, 8/01/2002 ..............................        --        --           $   3,487,250
                                                                                                               -------------
                Canada--0.2%
     500,000    Rogers Communications, Inc., 2.000%, 11/26/2005 ................        B2        BB-                431,250
                                                                                                               -------------
                Hong Kong--0.7%
   4,075,000    Bangkok Bank Public Co., Ltd., 4.589%, 3/03/2004 ...............        --        --               2,139,375
                                                                                                               -------------
                Mauritius--0.7%
   1,600,000    App Finance VII Mauritius, 3.500%, 4/30/2003 ...................       Caa1      CCC+              1,178,000
   1,350,000    App Finance VII Mauritius, 144A, 3.500%, 4/30/2003 .............        --       CCC+                993,938
                                                                                                               -------------
                                                                                                                   2,171,938
                                                                                                               -------------
                Mexico--0.7%
   3,325,000    Empresas ICA Sociedad, 5.000%, 3/15/2004 .......................        B3         B               1,928,500
                                                                                                               -------------
                Netherlands--0.2%
   1,000,000    Burns Philp Treasury Co., Ltd., 5.500%, 4/30/2004 ..............        --        CCC                550,000
                                                                                                               -------------
                South Korea--0.3%
     250,000    Samsung Display Devices, 0.250%, 3/12/2006 .....................        --        --                 281,250
   1,000,000    Ssangyong Oil Refining Co., Ltd., 3.000%, 12/31/2004 ...........        --        --                 720,000
                                                                                                               -------------
                                                                                                                   1,001,250
                                                                                                               -------------
                Thailand--1.2%
   2,130,000    Banpu Public Co., Ltd.,, 2.750%, 4/10/2003 .....................        --        --               2,108,700
   2,250,000    Loxley, 144A, 2.500%, 4/04/2001 ................................        --        --                 585,000
   1,130,000    Siam Commercial Bank, 3.250%, 1/24/2004 ........................        B2        B-                 562,175
     200,000    Total Access Communications, 144A, 2.000%, 5/31/2006 ...........        B2        --                 196,000
                                                                                                               -------------
                                                                                                                   3,451,875
                                                                                                               -------------
                United States--8.1%
     500,000    Baker Hughes, Inc., Zero Coupon, 5/05/2008 .....................        A2         A                 347,500
      96,000    Bell Sports Corp., 4.250%, 11/15/2000 ..........................        B2        B-                  77,760
   3,910,000    Broadband Technologies, Inc.,144A, 5.000%, 5/15/2001 ...........        --        --               1,915,900
   1,000,000    Builders Transport, Inc., 144A, 8.000%, 8/15/2005, (e) (g) .....        B3        --                   1,250
     200,000    Builders Transport, Inc., 144A, 6.500%, 5/01/2011, (e) (g) .....        B3        --                     250
     400,000    Centocor, Inc., 4.750%, 2/15/2005 ..............................        --        AAA                532,500
     325,000    Cirrus Logic, Inc., 6.000%, 12/15/2003 .........................       Caa2      CCC+                271,781
     275,000    CML Group, Inc., 144A, 5.500%, 1/15/2003,(e) (g) ...............        --        --                     344
     827,000    Cray Research, Inc., 6.125%, 2/01/2011 .........................        B2        B-                 500,335
     287,000    Dixie Group, Inc., 7.000%, 5/15/2012 ...........................        B1        B+                 204,129
   1,000,000    Dura Pharmaceuticals, Inc., 3.500%, 7/15/2002 ..................        B1         B                 778,750
   1,050,000    Edo Corp., 7.000%, 12/15/2011 ..................................        B2        --                 819,000
   1,000,000    Einstein/Noah Bagel Corp., 7.250%, 6/01/2004 ...................        --        --                 480,000
   1,400,000    Exide Corp., 144A, 2.900%, 12/15/2005 ..........................        B2         B                 735,000
     250,000    Federal Realty Investment Trust, 5.250%, 10/28/2003 (REIT) .....       Baa2       BBB                212,500
     575,000    Glycomed, Inc., 7.500%, 1/01/2003 ..............................       Caa3       --                 474,375


                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Bonds and Notes -- continued

                                                                                  Ratings (c) (unaudited)
                                                                                 ------------------------
 Principal                                                                                    Standard
  Amount        Description                                                          Moody's  & Poor's            Value (a)
----------------------------------------------------------------------------------------------------------------------------
                United States--continued
$    250,000    Integrated Device Technology, Inc., 5.500%, 6/01/2002 ..........        B2        --           $     263,750
   2,500,000    Intermedia Communications, Inc., 8.600%, 6/01/2008 .............        B3         B               2,306,250
     525,000    Intevac, Inc., 6.500%, 3/01/2004 ...............................        --        --                 286,125
   1,375,000    Kent Electronics Corp., 4.500%, 9/01/2004 ......................        --         B               1,144,687
     650,000    Lam Research Corp., 5.000%, 9/01/2002 ..........................        --         B                 889,687
   4,250,000    Loews Corp., 3.125%, 9/15/2007 .................................        A2        A+               3,437,187
     407,000    LTX Corp., 144A, 7.250%, 4/15/2011 .............................        B3        --                 506,715
   1,464,000    Maxtor Corp., 144A, 5.750%, 3/01/2012 ..........................       Caa3       --               1,024,800
   1,098,000    Nabi, Inc., 6.500%, 2/01/2003 ..................................        B3       CCC-                816,638
     125,000    NorAm Energy Corp., 6.000%, 3/15/2012 ..........................       Baa2      BBB-                107,500
     750,000    Park Electrochemical Corp., 5.500%, 3/01/2006 ..................        B2        B-                 671,250
     500,000    Phycor, Inc., 4.500%, 2/15/2003 ................................        B1        B+                 228,750
     500,000    Preston Corp., 7.000%, 5/01/2011 ...............................        Ba2       --                 380,000
   1,000,000    Read Rite Corp., 6.500%, 9/01/2004 .............................       Caa1      CCC+                365,000
     155,000    Richardson Electronics, Ltd., 7.250%, 12/15/2006 ...............        B3        --                 112,181
     450,000    S3, Inc., 5.750%, 10/01/2003 ...................................        --        --                 417,938
     500,000    Schuler Homes, Inc., 6.500%, 1/15/2003 .........................        B2        B-                 407,500
   4,445,000    Shoneys, Inc., 144A, Zero Coupon, 4/11/2004 ....................       Caa1       --                 711,200
     500,000    Sizeler Property Investments, Inc.,
                  8.000%, 7/15/2003 (REIT) .....................................        --        --                 455,000
     600,000    Telxon Corp., 5.750%, 1/01/2003 ................................        --       CCC+                499,500
     150,000    Thermedics Corp., Zero Coupon, 6/01/2003 .......................       Baa3      BBB+                 87,000
     350,000    Thermo Electron Corp., 144A, 4.250%, 1/01/2003 .................       Baa3       BBB                295,313
     750,000    TPI Enterprises, Inc., 144A, 8.250%, 7/15/2002 .................       Caa1       --                 247,500
   3,000,000    Western Digital Corp., Zero Coupon, 2/18/2018 ..................       Caa1       B-                 416,250
     424,000    Worldway Corp., 6.250%, 4/15/2011 ..............................        B1        BB-                343,440
                                                                                                               -------------
                                                                                                                  23,772,535
                                                                                                               -------------
                Total Convertible Bonds (Identified Cost $49,836,508) ..........                                  38,933,973
                                                                                                               -------------
                Non-Convertible Bonds--76.2%
                Argentina--3.0%
   1,800,000    Argentina Republic, 11.750%, 2/12/2007, (ARS) ..................        B1       BBB-              1,624,736
   3,500,000    Argentina Republic, 8.875%, 3/01/2029 ..........................        B1       BBB-              2,516,150
     500,000    Buenos Aires City, Argentina, 144A, 10.500%, 5/28/2004 (ARS) ...        B1        BB-                415,000
   1,000,000    Compania de Alimentos Fargo S.A., 13.250%, 8/01/2008 ...........        B1        BB-                862,500
   2,000,000    Multicanal S.A., 13.125%, 4/15/2009 ............................        B1        BB+              1,950,000
   1,585,000    Perez Companc S.A., 144A, 8.125%, 7/15/2007 ....................        B1       BBB-              1,339,325
                                                                                                               -------------
                                                                                                                   8,707,711
                                                                                                               -------------
                Brazil--6.5%
   2,500,000    Espirito Santo Escelsa, 10.000%, 7/15/2007 .....................        B2        B+               2,100,000
   6,490,680    Federal Republic of Brazil, 8.000%, 4/15/2014 (f) ..............        B2        B+               4,876,448
  14,008,000    Federal Republic of Brazil, 10.125%, 5/15/2027 .................        B2        B+              11,976,840
                                                                                                               -------------
                                                                                                                  18,953,288
                                                                                                               -------------


                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Bonds and Notes -- continued

                                                                                  Ratings (c) (unaudited)
                                                                                 ------------------------
 Principal                                                                                    Standard
  Amount        Description                                                          Moody's  & Poor's            Value (a)
----------------------------------------------------------------------------------------------------------------------------
                Canada--19.3%
$  2,775,000    Alberta Province, 5.930%, 9/16/2016, (CAD) .....................        Aa1       AA+          $   1,843,046
  18,505,000    British Columbia Province, Zero Coupon, 9/05/2020, (CAD) .......        Aa2       AA-              3,220,472
  17,900,000    British Columbia Province, Zero Coupon, 6/09/2022, (CAD) .......        Aa2       AA-              2,769,450
   9,775,000    British Columbia Province, Zero Coupon, 8/19/2022, (CAD) .......        Aa2       AA-              1,492,743
  35,000,000    British Columbia Province, Zero Coupon, 8/23/2024, (CAD) .......        Aa2       AA-              4,675,874
  11,250,000    British Columbia Province, Zero Coupon, 11/19/2027, (CAD) ......        Aa2       AA-              1,220,639
  84,475,000    Canada Government, Zero Coupon, 6/01/2025, (CAD) ...............        Aa2       AA              12,206,038
   3,500,000    Clearnet Communications, Inc.,
                 0/11.750%, 8/13/2007, (CAD) (d) ...............................        B3        --               1,726,376
   1,200,000    Clearnet Communications, Inc., 0/10.750%,
                 2/15/2009, (CAD) (d) ..........................................        B3        --                 483,904
   5,000,000    Hydro Quebec, Zero Coupon, 8/15/2020, (CAD) ....................        A2        A+                 834,129
   7,950,000    Manitoba Province, 6.500%, 9/22/2017, (CAD) ....................        Aa3       --               5,374,849
   3,399,000    Manitoba Province, 7.750%, 12/22/2025, (CAD) ...................        Aa3       --               2,641,667
  17,135,000    Manitoba Province, Zero Coupon, 3/05/2031, (CAD) ...............        Aa3       --               1,499,861
   2,345,000    Microcell Telecommunications,
                 0/11.125%, 10/15/2007, (CAD) (d) ..............................        B3        B-               1,087,677
   2,500,000    New Brunswick F M Project, Inc.,
                 0/6.470%, 11/30/2027, (CAD) (d) ...............................        --         A               1,294,981
  29,550,000    Ontario Hydro Bank, Zero Coupon, 10/15/2021, (CAD) .............        Aa3       AA-              4,774,846
     750,000    Ontario Province, Zero Coupon, 7/13/2022, (CAD) ................        Aa3       AA-                116,568
  12,600,000    Ontario Province, Zero Coupon, 6/02/2027, (CAD) ................        Aa3       AA-              1,435,502
   8,800,000    Ontario Province, Zero Coupon, 3/08/2029, (CAD) ................        Aa3       AA-                900,165
   8,500,000    Saskatchewan Province, Zero Coupon, 4/10/2014, (CAD) ...........        --        --               2,259,841
   8,250,000    Saskatchewan Province, Zero Coupon, 2/04/2022, (CAD) ...........        --        --               1,292,529
   9,605,000    Saskatchewan Province, Zero Coupon, 5/30/2025, (CAD) ...........        --        --               1,203,468
   3,750,000    Saskatchewan Province, 5.750%, 3/05/2029, (CAD) ................        --        --               2,267,575
                                                                                                               -------------
                                                                                                                  56,622,200
                                                                                                               -------------
                Cayman Island--0.8%
   1,365,000    Enersis S.A., 7.400%, 12/01/2016 ...............................       Baa1       A-               1,188,631
   1,405,000    Pdvsa Finance Ltd., 7.400%, 8/15/2016 ..........................        A3        --               1,028,514
                                                                                                               -------------
                                                                                                                   2,217,145
                                                                                                               -------------
                Colombia--0.5%
     732,845    Centragas, 144A, 10.650%, 12/01/2010 ...........................        --        BB+                648,568
     974,335    Transgas de Occidente S.A., 144A, 9.790%, 11/01/2010 ...........        Ba3       BB+                845,236
                                                                                                               -------------
                                                                                                                   1,493,804
                                                                                                               -------------
                Costa Rica--0.2%
     700,000    Banco Central Costa, 6.250%, 5/21/2010 .........................        --        --                 682,500
                                                                                                               -------------
                Ecuador--0.2%
   2,328,700    Republic of Ecuador, 6.750%, 2/27/2015, (f) (h) ................       Caa3       --                 536,036
     500,000    Republic of Ecuador, 4.000%, 2/28/2025 (h) .....................        --        --                 171,250
                                                                                                               -------------
                                                                                                                     707,286
                                                                                                               -------------


                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Bonds and Notes -- continued

                                                                                  Ratings (c) (unaudited)
                                                                                 ------------------------
 Principal                                                                                    Standard
  Amount        Description                                                          Moody's  & Poor's            Value (a)
----------------------------------------------------------------------------------------------------------------------------
                India--1.8%
$  1,700,000    Reliance Industries, Ltd., 10.375%, 6/24/2016 ..................       Ba2       BB            $   1,704,148
   4,000,000    Tata Electric Cos.,144A, 8.500%, 8/19/2017 .....................       Ba2       BB                3,443,880
                                                                                                               -------------
                                                                                                                   5,148,028
                                                                                                               -------------
                Israel--0.6%
   3,000,000    Barak I T C International, 144A,
                 0/12.500%, 11/15/2007, (d) ....................................       B3        CCC+              1,620,000
                                                                                                               -------------
                Malaysia--1.8%
   1,750,000    Telekom Malaysia Berhad, 7.875%, 8/01/2025 .....................       Baa3      BBB               1,581,702
   4,300,000    Tenaga Nasional Berhad, 7.500%, 11/01/2025 .....................       Baa3      BBB               3,626,487
                                                                                                               -------------
                                                                                                                   5,208,189
                                                                                                               -------------
                Mauritius--4.2%
     500,000    Indah Kiat Finance Mauritius, Ltd.,
                 10.000%, 7/01/2007 ............................................       Caa1      CCC+                370,000
   2,700,000    Pindo Deli Finance Mauritius, Ltd.,
                 10.750%, 10/01/2007 ...........................................       Caa1      CCC+              1,991,250
   2,650,000    Pindo Deli Finance Mauritius, Ltd.,
                 11.750%, 10/01/2017 ...........................................       Caa1      CCC+              1,881,500
   5,000,000    Pindo Deli Finance Mauritius, Ltd.,
                 10.875%, 10/01/2027 ...........................................       Caa1      CCC+              3,187,500
   6,625,000    Tjiwi Kimia Mauritius, Ltd., 10.000%, 8/01/2004 ................       Caa1      CCC+              4,968,750
                                                                                                               -------------
                                                                                                                  12,399,000
                                                                                                               -------------
                Mexico--4.5%
   1,000,000    Alestra S.A., 12.125%, 5/15/2006 ...............................       B2        BB-               1,005,000
   1,000,000    Petroleos Mexicanos, 9.250%, 3/30/2018 .........................       Ba1       BB                  927,500
   4,350,000    Petroleos Mexicanos, 9.500%, 9/15/2027 .........................       Ba1       BB                4,263,000
   3,000,000    Petroleos Mexicanos, 144A, 8.625%, 12/01/2023 ..................       Ba1       BBB+              2,602,500
   6,960,000    TFM S.A., 0/11.750%, 6/15/2009, (d) ............................       B2        B+                4,454,400
                                                                                                               -------------
                                                                                                                  13,252,400
                                                                                                               -------------
                Panama--0.7%
   3,426,500    Pycsa Panama S.A., 144A, 10.280%, 12/15/2012 ...................       Ba3       B+                2,021,635
                                                                                                               -------------
                Peru--0.2%
   1,000,000    Republic of Peru, 3.750%, 3/07/2017 (h) ........................       Ba3       BBB+                618,800
                                                                                                               -------------
                Philippines--2.9%
   5,150,000    Bangko Sentral Ng Philipinas, 8.600%, 6/15/2027 ................       Ba1       BB+               4,341,321
   1,450,000    Bayan Telecommunications, 144A,
                 13.500%, 7/15/2006 ............................................       B3        B-                1,261,500
   1,250,000    Philippine Long Distance Telephone Co.,
                 8.350%, 3/06/2017 .............................................       Ba2       BB+                 997,250
   2,750,000    Quezon Power Philippines Co., 8.860%, 6/15/2017 ................       Ba1       BB+               2,046,660
                                                                                                               -------------
                                                                                                                   8,646,731
                                                                                                               -------------


                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Bonds and Notes -- continued

                                                                                  Ratings (c) (unaudited)
                                                                                 ------------------------
 Principal                                                                                    Standard
  Amount        Description                                                          Moody's  & Poor's            Value (a)
----------------------------------------------------------------------------------------------------------------------------
                South Africa--2.7%
$ 23,100,000    Republic of South Africa, 12.500%, 12/21/2006, (ZAR) ...........       Baa3      BBB+          $   3,549,077
  17,650,000    Republic of South Africa, 13.000%, 8/31/2010, (ZAR) ............       Baa1      BBB+              2,764,396
   9,500,000    Republic of South Africa, 13.500%, 9/15/2015, (ZAR) ............       Baa1      BBB+              1,521,391
                                                                                                               -------------
                                                                                                                   7,834,864
                                                                                                               -------------
                South Korea--1.9%
   3,555,358    Korea Electric Power Corp., 7.400%, 4/01/2016 ..................       Baa3      BBB               3,144,892
     500,000    Pohang Iron & Steel, Ltd., 7.125%, 11/01/2006 ..................       Baa3      BBB-                471,185
   2,500,000    Samsung Electronics, Ltd., 144A, 7.700%, 10/01/2027 ............       Baa3      BB                1,862,500
                                                                                                               -------------
                                                                                                                   5,478,577
                                                                                                               -------------
                Supranational -- 2.2%
  22,300,000    International Bank of Reconstruction & Development,
                 Zero Coupon, 8/20/2007, (NZD) .................................       Aaa       AAA               6,393,985
                                                                                                               -------------
                Thailand -- 5.7%
   8,475,000    Bangkok Bank Public Co., Ltd., 9.025%, 3/15/2029 ...............        --       B+                6,544,790
   2,850,000    Siam Commercial Bank Public, Ltd., 144A,
                  7.500%, 3/15/2006 ............................................       B2        B-                2,365,500
   2,175,000    Thai Farmers Bank PLC, 8.250%, 8/21/2016 .......................       B2        B+                1,669,312
   4,525,000    Total Access Communications Public Co., Ltd., 144A,
                  8.375%, 11/04/2006 ...........................................       B2        BB-               3,468,219
   3,000,000    Total Access Communications Public Co., Ltd.144A,
                  7.625%, 11/04/2001 ...........................................       B2        BBB+              2,550,000
                                                                                                               -------------
                                                                                                                  16,597,821
                                                                                                               -------------
                United Kingdom -- 0.5%
   2,875,000    Dolphin Telecom, 0/11.500%, 6/01/2008, (EUR) (d) ...............       Caa1       --               1,419,315
                                                                                                               -------------
                United States -- 13.9%
   2,000,000    Borden, Inc., 7.875%, 2/15/2023 ................................       Ba1       BB+               1,528,040
      32,000    Boston Celtics LP, 6.000%, 6/30/2038 ...........................        --        --                  17,280
     250,000    CBS, Inc., 7.125%, 11/01/2023 ..................................       Baa3      BBB-                214,353
   1,000,000    Century Communications Corp., 8.375%, 11/15/2017 ...............       B1        BB-                 885,000
   2,175,000    Chesapeake Energy Corp., 7.875%, 3/15/2004 .....................       B3        B                 1,952,063
     250,000    Chesapeake Energy Corp., 9.625%, 5/01/2005 .....................       B3        B                   237,500
     500,000    Columbia/HCA Healthcare Corp., 7.500%, 12/15/2023 ..............       Ba2       BB+                 396,250
     820,000    Columbia/HCA Healthcare Corp., 7.050%, 12/01/2027 ..............       Ba2       BB+                 623,200
     250,000    Dillion Read Structured Finance Corp., 8.550%, 8/15/2019 .......        --       BB+                 226,709
     776,122    Dillon Read Structured Finance Corp., 6.660%, 8/15/2010 ........        --       BB+                 695,940
     100,000    Emc Corp., 6.000%, 5/15/2004 ...................................       B3        B                   131,000
  34,000,000    Federal National Mortgage Association,
                 Zero Coupon, 10/29/2007, (NZD) ................................       Aaa       AAA               9,357,839
   1,000,000    First Industrial LP, 7.600%, 7/15/2028 .........................       Baa2      BBB                 818,740
   3,500,000    Fox Family Worldwide, Inc., 0/10.250, 11/01/2007, (d) ..........       B1        B                 2,266,250
     250,000    Fruit of the Loom, Inc., 7.375%, 11/15/2023 ....................       Caa1      D                    85,000


                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Bonds and Notes -- continued

                                                                                  Ratings (c) (unaudited)
                                                                                 ------------------------
 Principal                                                                                    Standard
  Amount        Description                                                          Moody's  & Poor's            Value (a)
----------------------------------------------------------------------------------------------------------------------------
                United States--continued
$    800,000    Hvide Marine, Inc., 144A, 8.375%, 2/15/2008 (g) ................        Ca        --           $     320,000
     250,000    Kmart Corp., 9.440%, 7/01/2018 .................................        Ba1       BB+                235,265
   3,500,000    Kmart Corp., 7.950%, 2/01/2023 .................................        Ba1       BB+              3,185,000
   1,000,000    Kulicke & Soffa, Inc., 144A, 4.750%, 12/15/2006 ................        B3        --               1,106,250
      66,000    Missouri Pacific Railroad Co., 4.250%, 1/01/2005 ...............       Baa1      BBB+                 56,453
   5,375,000    Nextel Communications, Inc., 0/9.750, 10/31/2007, (d) ..........        B1         B               3,829,688
     250,000    Phillips Van Heusen Corp., 7.750%, 11/15/2023 ..................        Ba2       BB                 188,338
     775,000    Pioneer Standard Electronics, Inc., 8.500%, 8/01/2006 ..........       Baa3       BB                 711,931
   2,000,000    RCN Corp., 0/9.800%, 2/15/2008, (d) ............................        B3        B-               1,320,000
   2,500,000    Seagate Technology, 7.450%, 3/01/2037 ..........................        Ba1       BBB              2,178,425
   1,000,000    Security Capital Industrial Trust, 7.625%, 7/01/2017 (REIT) ....       Baa2       BBB+               884,290
   3,500,000    Teligent Inc., 144A, 0/11.500%, 3/01/2008 (d) ..................       Caa2       CCC              2,056,250
   5,000,000    United States Treasury Stripped Bonds,
                 Zero Coupon, 8/15/2020 ........................................        --        AAA              1,245,850
   2,250,000    Westinghouse Electric Corp., 7.875%, 9/01/2023 .................       Baa3      BBB-              2,209,680
   1,000,000    Woolworth Corp., 7.000%, 10/15/2002 ............................        B1        BB                 915,450
   1,000,000    Woolworth Corp., 8.500%, 1/15/2022 .............................        B1        BB                 620,000
     699,000    Zenith Corp., 8.190%, 11/01/2009 ...............................        --        --                 349,500
                                                                                                               -------------
                                                                                                                  40,847,534
                                                                                                               -------------
                Venezuela--2.1%
     500,000    Cerro Negro Finance, Ltd., 7.900%, 12/01/2020 ..................       Baa2       --                 331,005
   9,000,000    Republic of Venezuela, 9.250%, 9/15/2027 .......................        B2        B+               5,974,200
                                                                                                               -------------
                                                                                                                   6,305,205
                                                                                                               -------------
                Total Non-Convertible Bonds (Identified Cost $235,821,501) .....                                 223,176,018
                                                                                                               -------------


Common Stock -- 5.7%

    Shares
----------------------------------------------------------------------------------------------------------------------------
                British Virgin Islands - 1.9%
     589,300    Sappi, Ltd. (ADR) ....................................................................             5,672,012
                                                                                                               -------------
                Indonesia--0.9%
   6,786,500    Indah Kiat Paper (IDR) ...............................................................             2,670,894
                                                                                                               -------------
                Mexico--0.1%
       3,000    Mexico (United Mexican States) Warrants ..............................................               277,875
                                                                                                               -------------
                Thailand--0.4%
     122,000    Siam Commercial Bank PLC (THB) .......................................................               149,653
     122,000    Siam Commercial Bank PLC, Warrants (THB) .............................................                56,933
     260,000    Total Access Communications Public Co., Ltd. .........................................             1,024,400
                                                                                                               -------------
                                                                                                                   1,230,986
                                                                                                               -------------


                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock -- continued

    Shares      Description                                                                                       Value (a)
----------------------------------------------------------------------------------------------------------------------------
                United States-- 2.4%
     245,173    Advantica Restaurant Group, Inc. .....................................................          $    429,053
     162,900    Associated Estates Realty Corp. (REIT) ...............................................             1,272,656
       2,308    Bradlees, Inc., Warrants .............................................................                 3,462
     192,550    Chesapeake Energy Corp. ..............................................................               457,306
     169,100    Developers Diversified Realty Corp. (REIT) ...........................................             2,177,163
     111,700    Simon Property Group, Inc. (REIT) ....................................................             2,562,119
     150,150    Streamlogic Corp. (e) (g) ............................................................                   150
         693    Streamlogic Corp., Warrants (e) (g) ..................................................                     0
                                                                                                               -------------
                                                                                                                   6,901,909
                                                                                                               -------------
                Total Common Stock (Identified Cost $19,322,146) .....................................            16,753,676
                                                                                                               -------------

Preferred Stock -- 3.0%
----------------------------------------------------------------------------------------------------------------------------
                Philippines--0.4%
      25,300    Philippine Long Distance Telephone Co. (GDR) .........................................             1,204,913
                                                                                                               -------------
                United States--2.6%
       2,400    Adelphia Business Solutions ..........................................................             2,339,585
       3,100    Archstone Communities Trust ..........................................................                63,937
      38,000    Arkansas Best, $2.875, 12/31/2049 ....................................................             1,520,000
      35,000    Bethlehem Steel, $3.500, 12/31/2049 ..................................................               980,000
       6,500    Camden Property Trust, $2.250, 12/31/2049 (REIT) .....................................               145,844
      53,850    Chesapeake Energy Corp. ..............................................................             1,393,369
     123,000    Meditrust (REIT) .....................................................................               676,500
      10,000    Owens Corning, 6.500%, 5/10/2025 .....................................................               346,250
       5,000    Western Gas Resources, Inc., $2.625, 12/31/2049 ......................................               133,750
                                                                                                               -------------
                                                                                                                   7,599,235

                                                                                                               -------------
                Total Preferred Stock (Identified Cost $9,556,150) ...................................             8,804,148
                                                                                                               -------------

Short Term Investment -- 0.4%

 Principal
  Amount
----------------------------------------------------------------------------------------------------------------------------

$  1,218,000    Repurchase Agreement with State Street Bank & Trust Co. dated 12/31/99 at 2.500%
                  to be repurchased at $1,218,254 on 01/03/2000, collateralized by $995,000
                  U.S. Treasury Bond, at 8.875%, due 02/15/2019 valued at $1,244,994 .................             1,218,000
                                                                                                               -------------
                Total Short Term Investment (Identified Cost $1,218,000) .............................             1,218,000
                                                                                                               -------------
                Total Investments--98.6% (Identified Cost $315,754,305) (b) ..........................           288,885,815
                Other assets less liabilities ........................................................             3,971,587
                                                                                                               -------------
                Total Net Assets--100% ...............................................................         $ 292,857,402
                                                                                                               =============


                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

--------------------------------------------------------------------------------

          (a)  See Note 1a of Notes to Financial Statements.

          (b)  Federal Tax Information:

               At December 31, 1999 the net unrealized depreciation on investments based on cost of $316,407,559 for federal income tax purposes was as follows:

               Aggregate gross unrealized appreciation for all investments in
                 which there is an excess of value over tax cost. ....................................         $ 16,603,066

               Aggregate gross unrealized depreciation for all investments in
                 which there is an excess of tax cost over value. ....................................          (44,124,810)
                                                                                                               -------------
               Net unrealized depreciation. ..........................................................         $(27,521,744)
                                                                                                               =============

               At December 31, 1999 the Fund had a capital loss carryover of approximately $13,622,951 which expires on December 31, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

          (c) The ratings shown are believed to be the most recent ratings available at December 31, 1999. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1999. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

          (d) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.

          (e)  Non-income producing security.

          (f)  Pay in kind securities.

          (g) Issuer filed petition under Chapter 11 of the Federal Bankruptcy Code.

          (h) Variable rate demand note or floating rate security. The rate disclosed as of December 31, 1999.

         144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the year end, the value of these amounted to $35,139,573 or 12.0% of net assets.

      ADR/GDR An American Depositary Receipt (ADR) or Global Depositary Receipt (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

         REIT  Real Estate Investment Trust.

Principal amount is stated in United States Dollars, unless otherwise noted as the currency below:

               ARS  Argentine Peso
               EUR  Euro Currency
               CAD  Canadian Dollars
               IDR  Indonesian Rupiah
               NZD  New Zealand Dollars
               THB  Thai Baht
               ZAR  South African Rand

Ten Largest Concentrations of Investments at December 31, 1999 (unaudited)

     Government             29.5%              Electric Utilities     4.9%
     Finance & Banking      11.2%              Canadian               4.2%
     Industrials             7.1%              Real Estate            2.9%
     Industrial Services     6.8%              Transportation         2.3%
     Telecommunication       5.8%              Electronics            2.1%


                 See accompanying notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
================================================================================

December 31, 1999


ASSETS
    Investments at value (Identified cost $315,754,305) ..............................                         $ 288,885,815
    Cash .............................................................................                                30,850
    Investments held as collateral for loaned securities .............................                             3,192,480
    Receivable for:
        Fund shares sold .............................................................                               310,546
        Dividends and interest .......................................................                             5,102,599
    Unamortized organization expense .................................................                                 4,503

                                                                                                               -------------
                                                                                                                 297,526,793

LIABILITIES
    Payable for:

        Collateral for securities loaned, at value ...................................   $   3,192,480
        Fund shares redeemed .........................................................         785,164
        Withholding taxes ............................................................           3,907
        Dividends declared ...........................................................         391,213
    Accrued expenses:
        Management fees ..............................................................         157,534
        Deferred trustees' fees ......................................................          22,134
        Accounting and administrative ................................................          14,088
        Other ........................................................................         102,871
                                                                                         -------------
                                                                                                                   4,669,391
                                                                                                               -------------
NET ASSETS ...........................................................................                         $ 292,857,402
                                                                                                               =============
    Net assets consist of:
        Capital paid in ..............................................................                         $ 334,505,154
        Undistributed (overdistributed) net investment income (loss) .................                              (221,256)
        Accumulated net realized gains (losses) ......................................                           (14,560,298)
        Unrealized appreciation (depreciation) on investments and foreign currency ...                           (26,866,198)
                                                                                                               -------------
NET ASSETS ...........................................................................                         $ 292,857,402
                                                                                                               =============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
        ($124,868,981 / 10,717,956 shares of beneficial interest) ....................                         $       11.65
                                                                                                               =============


Offering price per share (100 / 95.50 of $11.65) .....................................                         $       12.20*
                                                                                                               =============


Net asset value and offering price of Class B shares
        ($127,722,891 / 10,963,923 shares of beneficial interest) ....................                         $       11.65**
                                                                                                               =============


Net asset value and offering price of Class C shares
        ($40,265,355 / 3,459,502 shares of beneficial interest) ......................                         $       11.64**
                                                                                                               =============


Net asset value and offering and redemption price of Class Y shares
        ($174.7 / 15 shares of beneficial interest) ..................................                         $       11.65
                                                                                                               =============


 * Based upon single purchases of less than $100,000. Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                 See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS
================================================================================

Year Ended December 31, 1999


INVESTMENT INCOME
    Dividends (net of foreign taxes of $15,626) ......................................                          $  1,674,836
    Interest .........................................................................                            29,311,103
    Securities lending income ........................................................                                50,470
                                                                                                                ------------
                                                                                                                  31,036,409

    Expenses
        Management fees ..............................................................   $  1,907,366
        Service fees - Class A .......................................................        318,145
        Service and distribution fees - Class B ......................................      1,313,549
        Service and distribution fees - Class C ......................................        426,145
        Trustees' fees and expenses ..................................................         25,717
        Accounting and administrative ................................................         87,873
        Custodian ....................................................................        177,273
        Transfer agent ...............................................................        505,178
        Audit and tax services .......................................................         44,200
        Legal ........................................................................         13,741
        Printing .....................................................................         45,495
        Registration .................................................................         55,731
        Amortization of organization expense .........................................         13,819
        Miscellaneous ................................................................         17,898
                                                                                         ------------
    Total expenses ...................................................................                             4,952,130
                                                                                                                ------------
    Net investment income ............................................................                            26,084,279

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
        AND FOREIGN CURRENCY TRANSACTIONS
    Realized gain (loss) on:
        Investments -- net ...........................................................    (12,180,870)
        Foreign currency transactions -- net .........................................          1,566
                                                                                         ------------
        Total realized gain (loss) on investments and foreign currency transactions ..    (12,179,304)
                                                                                         ------------
    Unrealized appreciation (depreciation) on:
        Investments -- net ...........................................................     19,319,618
        Foreign currency transactions -- net .........................................          6,167
                                                                                         ------------
        Total unrealized appreciation (depreciation) on investments
         and foreign currency transactions ...........................................     19,325,785
                                                                                         ------------
    Net gain (loss) on investment transactions .......................................                             7,146,481
                                                                                                                ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ................................                          $ 33,230,760
                                                                                                                ============


                 See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================


                                                                                               Year Ended December 31,
                                                                                         ----------------------------------
                                                                                              1998                 1999
                                                                                         -------------        -------------

FROM OPERATIONS

    Net investment income ............................................................   $  26,804,258        $  26,084,279
    Net realized gain (loss) on investments and foreign currency transactions ........      15,729,793          (12,179,304)
    Net unrealized appreciation (depreciation) on investments
      and foreign currency transactions ..............................................     (51,592,775)          19,325,785
                                                                                         -------------        -------------
    Increase (decrease) in net assets from operations ................................      (9,058,724)          33,230,760
                                                                                         -------------        -------------


FROM DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income
        Class A ......................................................................     (11,535,949)         (11,121,336)
        Class B ......................................................................     (10,807,568)         (10,486,796)
        Class C ......................................................................      (3,898,903)          (3,403,086)
        Class Y ......................................................................               0                   (2)
    Net realized gain on investments
        Class A ......................................................................      (7,605,426)            (389,803)
        Class B ......................................................................      (7,994,311)            (401,214)
        Class C ......................................................................      (2,721,854)            (129,518)
    In excess of net realized gain on investments
        Class A ......................................................................        (535,178)             (23,287)
        Class B ......................................................................        (562,543)             (23,969)
        Class C ......................................................................        (191,532)              (7,737)
                                                                                         -------------        -------------
                                                                                           (45,853,264)         (25,986,748)
                                                                                         -------------        -------------
INCREASE (DECREASE) IN NET ASSETS
    DERIVED FROM CAPITAL SHARE TRANSACTIONS ..........................................      14,420,035          (21,198,379)
                                                                                         -------------        -------------
Total increase (decrease) in net assets ..............................................     (40,491,953)         (13,954,367)

NET ASSETS
    Beginning of the year ............................................................     347,303,722          306,811,769
                                                                                         -------------        -------------
    End of the year ..................................................................   $ 306,811,769        $ 292,857,402
                                                                                         =============        =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
    End of the year ..................................................................   $    (530,252)       $    (221,256)
                                                                                         =============        =============


                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                   Class A
                                                       ---------------------------------------------------------------
                                                         May 1(a)
                                                         through
                                                       December 31,               Year Ended December 31,
                                                       ------------    -----------------------------------------------

                                                          1995           1996        1997         1998         1999
                                                        --------------------------------------------------------------

Net Asset Value, Beginning of the Period ............   $  12.50       $  12.99    $   13.36    $   13.42    $   11.37
                                                        --------       --------    ---------    ---------    ---------
Income From Investment Operations
Net Investment Income ...............................       0.74           1.05         1.01         1.05         1.03
Net Realized and Unrealized Gain (Loss)
  on Investments ....................................       0.49           0.73         0.21        (1.30)        0.31
                                                        --------       --------    ---------    ---------    ---------
Total From Investment Operations ....................       1.23           1.78         1.22        (0.25)        1.34
                                                        --------       --------    ---------    ---------    ---------
Less Distributions
Dividends From Net Investment Income ................      (0.73)         (1.05)       (1.01)       (1.05)       (1.02)
Distributions in Excess of Net
  Investment Income .................................      (0.01)          0.00         0.00         0.00         0.00
Distributions From Net Realized Capital Gains .......       0.00          (0.36)       (0.15)       (0.70)       (0.04)
Distributions in Excess of Net Realized
  Capital Gains .....................................       0.00           0.00         0.00        (0.05)        0.00(c)
                                                        --------       --------    ---------    ---------    ---------
Total Distributions .................................      (0.74)         (1.41)       (1.16)       (1.80)       (1.06)
                                                        --------       --------    ---------    ---------    ---------
Net Asset Value, End of the Period ..................   $  12.99       $  13.36    $   13.42    $   11.37    $   11.65
                                                        ========       ========    =========    =========    =========
Total Return (%)(b) .................................       10.3           14.5          9.3         (1.7)        12.2
Ratio of Operating Expenses to Average
  Net Assets (%)(d) .................................       0.93(e)        0.96         1.18         1.19         1.21
Ratio of Net Investment Income to Average
  Net Assets (%) ....................................       8.75(e)        8.23         7.36         8.33         9.09
Portfolio Turnover Rate (%) .........................         22             52           37           33           19
Net Assets, End of the Period (000) .................   $ 36,939       $ 90,729    $ 144,706    $ 127,306    $ 124,869

(a)  Commencement of operations.

(b)  A sales charge is not reflected in total return calculations. Period less than one year is not computed on an annualized basis.

(c)  Amount is less than $0.01.

(d)  The ratio of operating expenses to average net assets without giving effect to voluntary expense limitations
     would have been (%) ............................       1.58(e)        1.31           --           --           --

(e)  Computed on an annualized basis.


                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                        Class B
                                                       -------------------------------------------------------------------------
                                                        May 1(a)
                                                        through
                                                       December 31,                     Year Ended December 31,
                                                       ------------      -------------------------------------------------------
                                                           1995             1996          1997           1998           1999
                                                        ------------------------------------------------------------------------

Net Asset Value, Beginning of the Period ............   $    12.50       $    12.99    $     13.36    $     13.42    $     11.37
                                                        ----------       ----------    -----------    -----------    -----------
Income From Investment Operations
Net Investment Income ...............................         0.68             0.95           0.91           0.95           0.94
Net Realized and Unrealized Gain (Loss)
  on Investments ....................................         0.49             0.73           0.21          (1.30)          0.31
                                                        ----------       ----------    -----------    -----------    -----------
Total From Investment Operations ....................         1.17             1.68           1.12          (0.35)          1.25
                                                        ----------       ----------    -----------    -----------    -----------
Less Distributions
Dividends From Net Investment Income ................        (0.67)           (0.95)         (0.91)         (0.95)         (0.93)
Distributions in Excess of Net
  Investment Income .................................        (0.01)            0.00           0.00           0.00           0.00
Distributions From Net Realized Capital Gains .......         0.00            (0.36)         (0.15)         (0.70)         (0.04)
Distributions in Excess of Net Realized
  Capital Gains .....................................         0.00             0.00           0.00          (0.05)          0.00(b)
                                                        ----------       ----------    -----------    -----------    -----------
Total Distributions .................................        (0.68)           (1.31)         (1.06)         (1.70)         (0.97)
                                                        ----------       ----------    -----------    -----------    -----------
Net Asset Value, End of the Period ..................   $    12.99       $    13.36    $     13.42    $     11.37    $     11.65
                                                        ==========       ==========    ===========    ===========    ===========
Total Return (%)(c) .................................          9.7             13.7            8.5           (2.5)          11.3
Ratio of Operating Expenses to Average
  Net Assets (%)(d) .................................         1.68(e)          1.71           1.93           1.94           1.96
Ratio of Net Investment Income to Average
  Net Assets (%) ....................................         8.00(e)          7.48           6.61           7.58           8.34
Portfolio Turnover Rate (%) .........................           22               52             37             33             19
Net Assets, End of the Period (000) .................   $   38,767       $   93,408    $   146,083    $   134,049    $   127,723

(a)  Commencement of operations.

(b)  Amount is less than $0.01.

(c)  A contingent deferred sales charge is not reflected in total return calculations. Period less than one year is not computed on an annualized basis.

(d)  The ratio of operating expenses to average net assets without giving effect to voluntary expense limitations
     would have been (%) ............................         2.33(e)          2.06             --             --             --

(e)  Computed on an annualized basis.


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                              Class C                                    Class Y
                                              ---------------------------------------------------------------------    ------------
                                                May 1(a)                                                               December 1(a)
                                                through                                                                  through
                                              December 31,            Year Ended December 31,                          December 31
                                              ---------------------------------------------------------------------    ------------
                                                 1995             1996          1997          1998          1999           1999
                                              ---------------------------------------------------------------------       ------
Net Asset Value, Beginning of the Period ..   $    12.50       $    12.99    $    13.35    $    13.41    $    11.36       $11.45
                                              ----------       ----------    ----------    ----------    ----------       ------
Income From Investment Operations

Net Investment Income .....................         0.67             0.95          0.91          0.95          0.94         0.86
Net Realized and Unrealized Gain (Loss)
  on Investments ..........................         0.49             0.72          0.21         (1.30)         0.31        (0.56)
                                              ----------       ----------    ----------    ----------    ----------       ------
Total From Investment Operations ..........         1.16             1.67          1.12         (0.35)         1.25         0.30
                                              ----------       ----------    ----------    ----------    ----------       ------
Less Distributions

Dividends From Net Investment Income ......        (0.66)           (0.95)        (0.91)        (0.95)        (0.93)       (0.10)
Distributions in Excess of Net
  Investment Income .......................        (0.01)            0.00          0.00          0.00          0.00         0.00
Distributions From
  Net Realized Capital Gains ..............         0.00            (0.36)        (0.15)        (0.70)        (0.04)        0.00
Distributions in Excess of Net Realized
  Capital Gains ...........................         0.00             0.00          0.00         (0.05)         0.00(b)      0.00(b)
                                              ----------       ----------    ----------    ----------    ----------       ------
Total Distributions .......................        (0.67)           (1.31)        (1.06)        (1.70)        (0.97)       (0.10)
                                              ----------       ----------    ----------    ----------    ----------       ------
Net Asset Value, End of the Period ........   $    12.99       $    13.35    $    13.41    $    11.36    $    11.64       $11.65
                                              ==========       ==========    ==========    ==========    ==========       ======
Total Return (%)(c) .......................          9.7             13.6           8.5          (2.5)         11.3          2.7
Ratio of Operating Expenses to Average
  Net Assets (%)(d) .......................         1.68(e)          1.71          1.93          1.94          1.96         0.96(e)
Ratio of Net Investment Income to
  Average Net Assets (%) ..................         8.00(e)          7.48          6.61          7.58          8.34         9.34(e)
Portfolio Turnover Rate (%) ...............           22               52            37            33            19           19
Net Assets, End of the Period (000) .......   $   12,252       $   31,746    $   56,515    $   45,457    $   40,265       $  0.2

(a)  Commencement of operations.

(b)  Amount is less than $0.01.

(c)  A contingent deferred sales charge is not reflected in Class C total return calculations. Periods less than one year are not computed on an annualized basis.

(d)  The ratio of operating expenses to average net assets without giving effect to voluntary expense limitations
     would have been (%) ..................         2.33(e)          2.06            --            --            --           --

(e)  Computed on an annualized basis.


                 See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999


1. Significant Accounting Policies. The Fund is a series of Nvest Funds (formerly New England Funds) Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks high current income with a secondary objective of capital growth. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased prior to May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end load, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

================================================================================
For the Year Ended December 31, 1999


Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

c. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount and/or market discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

d. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

e. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities, real estate investment trust adjustments, foreign currency gains and losses and differences in income accrual for certain holdings for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

f. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g. Organization Expense. Costs incurred in 1995 in connection with the Fund's organization and initial registration amounting to $67,920 were paid by the Fund and are being amortized over 60 months beginning May 1, 1995.

2. Purchases and Sales of Securities. For the year ended December 31, 1999 purchases and sales of securities (excluding short-term investments) were $56,165,692 and $87,202,539, respectively.

================================================================================
For the Year Ended December 31, 1999


3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets and 0.60% of such assets in excess of $200 million reduced by the payment to the Fund's investment subadviser, Loomis Sayles & Company, L.P. ("Loomis Sayles") at the rate of 0.35% of the first $200 million of the Fund's average daily net assets and 0.30% of such assets in excess of $200 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by Nvest Management and Loomis Sayles under the management and subadvisory agreements in effect during the year ended December 31, 1999 are as follows

                Fees Earned
                -----------
                Nvest Management       $   903,681
                Loomis Sayles            1,003,685

The effective management fee for the year ended December 31, 1999 was 0.63%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999 these expenses amounted to $87,873 and are shown separately in the financial statements as accounting and administrative.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $376,458 as compensation for its services in that capacity.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $318,145 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the

================================================================================
For the Year Ended December 31, 1999


unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect.

Under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999 the Fund paid Nvest Funds $328,387 and $106,536 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1999 the Fund paid Nvest Funds $985,162 and $319,609 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors of shares of the Fund during the year ended December 31, 1999 amounted to $811,139.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

================================================================================
For the Year Ended December 31, 1999


4. Capital Shares. At December 31, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                                        Year Ended December 31,
                                                                   ----------------------------------------------------------------
                                                                              1998                                1999
                                                                   ----------------------------        ----------------------------
Class A                                                              Shares           Amount             Shares           Amount
-------                                                            ----------      ------------        ----------      ------------
Shares sold ................................................        2,527,016      $ 33,012,617         1,785,154      $ 20,839,875
Shares issued in connection with the reinvestment of:
   Dividends from net investment income ....................          703,147         8,857,133           736,089         8,549,347
   Distributions from net realized gain ....................          612,878         6,901,830            31,800           362,837
                                                                   ----------      ------------        ----------      ------------
                                                                    3,843,041        48,771,580         2,553,043        29,752,059
Shares repurchased .........................................       (3,427,400)      (43,428,129)       (3,031,274)      (35,226,587)
                                                                   ----------      ------------        ----------      ------------
Net increase (decrease) ....................................          415,641      $  5,343,451          (478,231)     $ (5,474,528)
                                                                   ----------      ------------        ----------      ------------


                                                                                        Year Ended December 31,
                                                                   ----------------------------------------------------------------
                                                                              1998                                1999
                                                                   ----------------------------        ----------------------------
Class B                                                              Shares           Amount             Shares           Amount
-------                                                            ----------      ------------        ----------      ------------
Shares sold ................................................        2,527,458      $ 33,025,825         1,466,960      $ 17,085,174
Shares issued in connection with the reinvestment of:
   Dividends from net investment income ....................          548,291         6,885,038           587,333         6,820,440
   Distributions from net realized gain ....................          559,975         6,306,064            28,144           321,125
                                                                   ----------      ------------        ----------      ------------
                                                                    3,635,724        46,216,927         2,082,437        24,226,739
Shares repurchased .........................................       (2,729,921)      (34,472,473)       (2,909,430)      (33,741,391)
                                                                   ----------      ------------        ----------      ------------
Net increase (decrease) ....................................          905,803      $ 11,744,454          (826,993)     $ (9,514,652)
                                                                   ----------      ------------        ----------      ------------


                                                                                        Year Ended December 31,
                                                                   ----------------------------------------------------------------
                                                                              1998                                1999
                                                                   ----------------------------        ----------------------------
Class C                                                              Shares           Amount             Shares           Amount
-------                                                            ----------      ------------        ----------      ------------
Shares sold ................................................          923,901      $ 12,215,377           505,563      $  5,852,124
Shares issued in connection with the reinvestment of:
   Dividends from net investment income ....................          239,281         3,016,047           220,279         2,555,812
   Distributions from net realized gain ....................          214,637         2,414,955             9,937           113,282
                                                                   ----------      ------------        ----------      ------------
                                                                    1,377,819        17,646,379           735,779         8,521,218
Shares repurchased .........................................       (1,589,737)      (20,314,249)       (1,278,107)      (14,730,584)
                                                                   ----------      ------------        ----------      ------------
Net increase (decrease) ....................................         (211,918)     $ (2,667,870)         (542,328)     $ (6,209,366)
                                                                   ----------      ------------        ----------      ------------


                                                                                        Year Ended December 31,
                                                                   ----------------------------------------------------------------
                                                                              1998                                1999
                                                                   ----------------------------        ----------------------------
Class Y                                                              Shares           Amount             Shares           Amount
-------                                                            ----------      ------------        ----------      ------------
Shares sold ................................................                0                 0                15      $        167
                                                                   ----------      ------------        ----------      ------------

Net increase (decrease) ....................................                0                 0                15      $        167
                                                                   ----------      ------------        ----------      ------------

Increase (decrease) derived from capital shares transactions        1,109,526      $ 14,420,035        (1,847,537)     $(21,198,379)
                                                                   ==========      ============        ==========      ============

================================================================================

For the Year Ended December 31, 1999


5. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 4, 1999. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 1999.

6. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 1999, the Fund loaned securities having a market value of $3,018,619 and collateralized by cash in the amount of $3,192,480 which was invested in a short-term investment.

                       REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

To the Trustees of Nvest Funds I and the Shareholders of the Nvest Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Strategic Income Fund (formerly the New England Strategic Income Fund) (the "Fund"), a series of Nvest Funds Trust I, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

                             REGULAR INVESTING PAYS
================================================================================


                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                    $100           $200           $500
25 Years          $91,236        $182,472       $456,181


                                                  The Power of Monthly Investing

Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                             SAVING FOR RETIREMENT
================================================================================

                                        An Early Start Can Make a Big Difference
--------------------------------------------------------------------------------

With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                                                    Two Hypothetical Investments

      [THE TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Invester A          Investor B
Age 65               $214,295            $157,909



Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any Nvest Fund. The value and returns on Nvest funds will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                  NVEST FUNDS
================================================================================

         LARGE-CAP EQUITY FUNDS               GLOBAL/INTERNATIONAL EQUITY
           Capital Growth Fund                    Star Worldwide Fund
          Kobrick Growth Fund                 International Equity Fund
              Growth Fund
         Growth and Income Fund                 CORPORATE INCOME FUNDS
             Balanced Fund                 Short Term Corporate Income Fund
               Value Fund                          Bond Income Fund
                                                   High Income Fund
          ALL-CAP EQUITY FUNDS                  Strategic Income Fund
           Star Advisers Fund
          Kobrick Capital Fund                  GOVERNMENT INCOME FUNDS
             Bullseye Fund                 Limited Term U.S. Government Fund
           Equity Income Fund                 Government Securities Fund

         SMALL-CAP EQUITY FUNDS                   MONEY MARKET FUNDS*
           Star Small Cap Fund                   Cash Management Trust
      Kobrick Emerging Growth Fund          Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                              or guaranteed by the FDIC
                                            or any other government agency


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------
 399 Boylston Street

Boston, Massachusetts

       02116
---------------------



ST56-1299

[LOGO] Printed on Recycled Paper

                                  ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                          Nvest Bond Income Fund


                                                                  Where
                                                                 The Best
                                                               Minds Meet(R)




-----------------
December 31, 1999
-----------------

================================================================================


                                                                   February 2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."

After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.



                                                      /s/ John T. Hailer


--------------------------------------------------------------------------------
                NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
--------------------------------------------------------------------------------

                             NVEST BOND INCOME FUND
================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. It is not possible to invest directly in an index. Unlike a fund, the index is unmanaged, and does not have expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A shares
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      December 1989 through December 1999

                            Net        Maximum      Lehman
                           Asset        Sales      Aggregate
                          Value(1)    Charge(2)   Bond Index(4)
                          --------    ---------   -------------
             12/99        $22,084      $21,090     $20,988
             12/98         22,168       21,170      21,162
             12/97         20,530       19,606      19,470
             12/96         18,489       17,657      17,757
             12/95         17,675       16,880      17,135
             12/94         14,636       13,977      14,463
             12/93         15,284       14,596      14,898
             12/92         13,641       13,027      13,575
             12/91         12,697       12,125      12,639
             12/90         10,748       10,264      10,896
             12/89         10,000        9,550      10,000
--------------------------------------------------------------------------------

This illustration represents past performance of Class A shares and cannot predict future results. Class B, C and Y share performance will differ from that shown based on differences in inception dates, fees and sales charges. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. All index and Fund performance assumes reinvestment of distributions.

                             NVEST BOND INCOME FUND
================================================================================



                                         Average Annual Total Returns-- 12/31/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Class A (Inception 11/7/73)              1 Year              5 Years           10 Years
Net Asset Value(1)                        -0.34%               8.60%             8.26%
With Maximum Sales Charge(2)              -4.81                7.59              7.74
--------------------------------------------------------------------------------------------
Class B (Inception 9/13/93)              1 Year              5 Years         Since Inception
Net Asset Value(1)                        -1.09%               7.79%             5.15%
With CDSC(3)                              -5.74                7.49              5.15
--------------------------------------------------------------------------------------------
Class C (Inception 12/30/94)             1 Year              5 Years         Since Inception
Net Asset Value(1)                        -1.09%               7.49%             7.49%
With CDSC(3)                              -2.02                7.49              7.49
--------------------------------------------------------------------------------------------
Class Y (Inception 12/30/94)             1 Year              5 Years         Since Inception
Net Asset Value(1)                        -0.01%               8.77%             8.76%
--------------------------------------------------------------------------------------------
                                                                       Since       Since
                                                                      Fund's      Fund's
                                                                      Class B  Class C and Y
Comparative Performance                  1 Year   5 Years  10 Years   Incept.     Incept.
Lehman Aggregate Bond Index(4)            -0.82%    7.73%     7.70%     5.65%       7.73%
Morningstar Int. Bond Average(5)          -1.38     6.82      7.21      4.79        6.84
Lipper Int. Investment Grade Debt Avg.(6) -1.31     6.79      7.09      4.81        6.79
--------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available to certain institutional investors only.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.50% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) Lehman Brothers Aggregate Bond Index is an unmanaged, market-weighted aggregate index of nearly all debt issued by the U.S. Treasury, U.S. government agencies and U.S. corporations rated investment-grade, and U.S. agency debt backed by mortgage pools. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index. Class B since inception return is calculated from 9/30/93.

(5) Morningstar Intermediate Bond Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

(6) Lipper Intermediate Investment Grade Debt Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

                             NVEST BOND INCOME FUND
================================================================================


                                           Interview with Your Portfolio Manager
--------------------------------------------------------------------------------


[PHOTO]

[PHOTO]

Peter Palfrey
Richard Raczkowski
Back Bay Advisors, L.P.

Q.   How did Bond Income Fund perform in 1999?

The Bond Income Fund's flexibility and focus on quality corporate and other bonds provided a combination of current income with some protection to principal during a difficult market period. For the 12 months ended December 31, 1999, the return on the Fund's Class A shares was -0.34% based on net asset value and reinvestment of dividends totaling $0.80 per share paid during the year. For the same period, the return on Lehman Brothers Aggregate Bond Index was -0.82%.

Q.   What was the investment environment like?

Early in 1999, investors began to move back out of Treasuries, into assets that involved higher risk but greater potential rewards. The Fund's emphasis on corporate bonds, mortgage-backed securities and Yankee bonds (dollar-denominated bonds issued by foreign countries) benefited the Fund early in the year, even though the average duration* of portfolio securities made it more sensitive to rising interest rates than funds with shorter maturities.

Unfortunately, conditions deteriorated as the year progressed. Commodity prices rose, U.S. labor markets remained tight, consumer spending was strong and stock prices soared. Concerned about prospects for inflation, the Federal Reserve Board responded by increasing interest rates by 0.25% three times in an effort to slow economic activity. Meanwhile, a record flow of new bond issues came to market. Firms raced to bring offerings to market before year-end 1999, increasing supply at a time when demand was diminished, as many investors were reluctant to buy bonds in advance of Y2K. It was not until the fourth quarter was drawing to a close that the tide of new issues began to ebb and investor demand began to return.


* Duration is a measure of interest rate sensitivity.

                             NVEST BOND INCOME FUND
================================================================================


--------------------------------------------------------------------------------

Q.   How did you respond to that environment?

As 1999 began, we were maintaining the Fund's relatively full commitment to bonds of high-quality, non-cyclical companies, taking advantage of attractive yields and acceptable liquidity. We also added selectively to more economically sensitive industries, including energy, manufacturing and forest products, which stood to benefit from firmer world prices. To further expand diversification, we added to the Fund's holdings in Canadian dollar-denominated issues, allowing it to benefit from the strengthening Canadian dollar as commodity prices improved.

During the second and third quarters, we also expanded into European and Australian holdings for additional diversification and to participate more fully in the global economic rebound. And during the fourth quarter we increased the Fund's exposure to the mortgage and Treasury markets and pared back on corporate bonds. Even so, corporate bonds and Yankee securities with longer durations are still a primary focus of the portfolio because we believe they offer considerable promise as liquidity returns to the market in the new year.

Q. What factors or investments were most positive for the Fund, and which were the most negative?

The Fund's energy-related holdings were a positive, as improving economic conditions worldwide increased energy prices. In addition to carefully selected Yankee issuers that are large exporters of energy products, the Fund had several direct holdings in the energy sector, including Occidental Petroleum, Gulf Canada, and YPF (an Argentine oil producer). Other positives included the Fund's holdings in forest products companies -- notably Abitibi, and a Dutch packaging company, Jefferson Smurfit and Kappa. This industry is enjoying stronger demand as a result of reduced global capacity, which is helping to stabilize prices and improve profits.

Our bias toward corporate bonds was the biggest negative through mid year, as Treasuries and other top-quality securities outperformed other sectors. The duration of the Fund's non-Treasury holdings hurt performance during the summer, but its longer duration helped the Fund recover late in the year.

Q.   What is your outlook for next year and beyond?

We believe economic activity in the U.S. will be stronger in the first half of 2000 than in the second half, and we expect the Fed to raise rates again early in the

                             NVEST BOND INCOME FUND
================================================================================


--------------------------------------------------------------------------------

year. As higher interest rates work their way gradually through the economy, a slowdown in U.S. economic activity is unlikely to be felt until later in the year. As the year progresses, higher rates in the U.S. and overseas should eventually dampen consumer confidence, restrain spending, and hold back corporate profit-growth estimates. Earnings expectations have been the key to the long bull market in stocks. Any shift by investors from equities to fixed-income products would also be a significant boost to bond market performance.


--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     Credit Quality Composition -- 12/31/99

                              AAA              22.2%
                              AA                2.1%
                              A                15.5%
                              BBB              35.0%
                              BB               15.7%
                              B                 9.5%


                          Average Portfolio Quality: A


Portfolio holdings and asset allocation will vary.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Portfolio's Management Team

This September Catherine Bunting left Back Bay Advisors after more than 10 years as manager of Bond Income Fund. In its November commentary, Morningstar's analyst applauded the smooth transition of fund managers, noting that Peter Palfrey, who replaced her as lead manager, is maintaining a consistent investment approach, continuing to focus on credit research. The Morningstar report says, "Its large corporate stake has been a boon in the decade's long run of strong economic growth," adding that the Fund, "held up better than most of its peers this year as well." Mr. Palfrey joined Back Bay Advisors in 1993. Richard Raczkowski became co-portfolio manager in May 1999.

Morningstar is an independent mutual fund rating organization, which issues reports on individual funds at least semiannually.
--------------------------------------------------------------------------------

The portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in the managers' opinion may result in strategic and other portfolio changes. Bond funds fluctuate in value and, when redeemed, may be worth more or less than their original cost.

The Bond Income Fund invests in high-yielding, lower rated bonds as well as foreign securities which may involve special risks. While high-yield bonds may offer higher current income than Treasury securities and high-grade corporate bonds, they are also associated with greater than average risk. These risks may increase share-price volatility. The principal value and interest on Treasury securities are guaranteed by the US. government if held to maturity. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. These risks may increase share price volatility. See the Fund's prospectus for details.

                              PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Bonds and Notes -- 98.4% of Total Net Assets

                                                                                 Ratings (c) (unaudited)
                                                                                 -----------------------
    Principal                                                                                Standard
     Amount    Description                                                         Moody's   & Poor's         Value (a)
-------------------------------------------------------------------------------------------------------------------------
               Aerospace--0.7%
$   1,305,000  Lockheed Martin Corp., 8.200%, 12/01/2009..........................   Baa3       BBB-      $     1,302,218
    1,045,000  Lockheed Martin Corp., 8.500%, 12/01/2029..........................   Baa3       BBB-            1,045,988
                                                                                                          ---------------
                                                                                                                2,348,206
                                                                                                          ---------------
               Business Services--1.5%
    2,000,000  Ceridian Corp., 7.250%, 6/01/2004..................................   Baa3        BBB            1,934,970
    3,500,000  Equifax, Inc., 6.900%, 7/01/2028...................................    A3         A-             3,077,239
                                                                                                          ---------------
                                                                                                                5,012,209
                                                                                                          ---------------
               Electric Utilities--6.4%
    9,905,000  Arizona Public Service Corp., 8.000%, 12/30/2015...................   Baa3        BBB            9,659,574
    5,000,000  BVPS II Funding Corp., 8.890%, 6/01/2017...........................    Ba1        BB-            5,103,327
    3,743,000  New Mexico Public Service Corp., 10.250%, 10/01/2012...............    Ba2       BBB-            4,160,031
    2,000,000  Ohio Edison Corp., 8.680%, 6/01/2017...............................    Ba1        BB-            2,020,407
                                                                                                          ---------------
                                                                                                               20,943,339
                                                                                                          ---------------
               Federal Agencies--8.0%
       50,450  Federal Home Loan Mortgage Corp., 9.000%, 5/1/2001.................    Aaa        AAA               49,963
      325,516  Federal National Mortgage Association, 7.500%, 12/1/2024...........    Aaa        AAA              323,075
    3,396,238  Government National Mortgage Association, 6.500%, 11/15/2028.......    Aaa        AAA            3,187,132
   11,399,269  Government National Mortgage Association, 7.000%,
                with various maturities to 2025 (d)...............................    Aaa        AAA           11,047,059
    6,238,466  Government National Mortgage Association, 7.500%,
                with various maturities to 2025 (d)...............................    Aaa        AAA            6,193,019
    3,397,841  Government National Mortgage Association, 8.000%, 11/15/2029.......    Aaa        AAA            3,431,820
    1,730,151  Government National Mortgage Association, 8.500%,
                with various maturities to 2023 (d)...............................    Aaa        AAA            1,787,535
      125,898  Government National Mortgage Association, 9.000%,
                with various maturities to 2016 (d)...............................    Aaa        AAA              132,821
      166,241  Government National Mortgage Association, 11.500%,
                with various maturities to 2018 (d)...............................    Aaa        AAA              184,381
                                                                                                          ---------------
                                                                                                               26,336,805
                                                                                                          ---------------
               Finance & Banking--8.3%
    4,075,000  American General Finance Corp., 8.450%, 10/15/2009.................    A2         A+             4,287,220
    2,000,000  Associates Corp. of North America, 7.950%, 2/15/2010...............    Aa3        AA-            2,048,523
      850,000  Associates Corp. of North America, 8.550%, 7/15/2009...............    Aa3        AA-              904,606
    2,200,000  BankAmerica Corp., 5.875%, 2/15/2009...............................    Aa2        A+             1,962,832
    5,700,000  BB&T Corp., 6.375%, 6/30/2005......................................    A3        BBB+            5,369,500
    1,500,000  BB&T Corp., 7.250%, 6/15/2007......................................    A3        BBB+            1,467,976
    4,500,000  Ford Motor Credit Co., 6.446%, 7/16/2002...........................    A1         A+             4,508,435
    6,073,000  NCNB Corp., 9.375%, 9/15/2009......................................    A3          A             6,775,333
                                                                                                          ---------------
                                                                                                               27,324,425
                                                                                                          ---------------

                See accompanying notes to financial statements.

                              PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Bonds and Notes -- continued

                                                                                 Ratings (c) (unaudited)
                                                                                 -----------------------
    Principal                                                                                Standard
     Amount    Description                                                         Moody's   & Poor's         Value (a)
-------------------------------------------------------------------------------------------------------------------------
               Food & Beverages--1.3%
$   4,600,000  Aramark Services, Inc., 7.000%, 7/15/2006..........................   Baa3       BBB-      $     4,342,891
                                                                                                          ---------------
               Foreign Issues-7.9%
   17,100,000  Government of Canada, 7.250%, 6/01/2007 (CAD)......................    Aa1       AAA            12,528,549
    4,000,000  Government of Canada, 7.500%, 12/01/2003 (CAD).....................    Aa1       AAA             2,891,583
    1,100,000  Kappa Beheer BV, 144A, 10.625%, 7/15/2009 (EUR)....................    B2          B             1,166,259
    1,500,000  Manitoba Province, Canada, 5.650%, 7/15/2004 (CAD).................    Aa3       AA-             1,009,047
    7,000,000  Province of British Columbia, Canada, 7.750%, 6/16/2003 (CAD)......    --        AA-             5,048,195
    5,000,000  World Bank, 5.500%, 5/14/2003 (AUD)................................    Aaa       AAA             3,154,483
                                                                                                          ---------------
                                                                                                               25,798,116
                                                                                                          ---------------
               Insurance--0.6%
    1,810,000  Conseco, Inc., 9.000%, 10/15/2006..................................    Ba3       BBB+            1,856,424
                                                                                                          ---------------
               Media & Entertainment--16.6%
   12,300,000  Continental Cablevision, Inc., 9.500%, 8/01/2013...................   Baa3       BBB            13,616,556
    2,000,000  CSC Holdings, Inc., 7.625%, 7/15/2018..............................    Ba2       BB+             1,859,098
    3,500,000  CSC Holdings, Inc., 7.875%, 12/15/2007.............................    Ba2       BB+             3,458,260
    3,000,000  News America Holdings, Inc., 7.750%, 2/01/2024.....................   Baa3       BBB-            2,826,018
    2,245,000  News America Holdings, Inc., 8.250%, 8/10/2018.....................   Baa3       BBB-            2,248,944
    2,000,000  TCI Communications, Inc., 8.750%, 8/01/2015........................    A2        AA-             2,176,978
    9,342,000  Tele-Communications, Inc., 9.250%, 1/15/2023.......................    A2        AA-             9,725,103
    2,027,000  Tele-Communications, Inc., 9.800%, 2/01/2012.......................    A2        AA-             2,373,326
    2,000,000  Time Warner, Inc., 9.125%, 1/15/2013...............................   Baa3       BBB             2,195,294
    3,000,000  Time Warner, Inc., 9.150%, 2/01/2023...............................   Baa3       BBB             3,360,327
    3,150,000  Turner Broadcasting Systems, Inc., 8.375%, 7/01/2013...............   Baa3       BBB             3,291,394
    7,800,000  USA Networks, Inc., 6.750%, 11/15/2005.............................    Ba1       BBB-            7,461,752
                                                                                                          ---------------
                                                                                                               54,593,050
                                                                                                          ---------------
               Oil & Gas--1.5%
      500,000  Coastal Corp., 9.750%, 8/01/2003...................................   Baa2       BBB               532,870
    5,100,000  Pioneer Natural Resources Co., 6.500%, 1/15/2008...................    Ba2       BB+             4,335,245
                                                                                                          ---------------
                                                                                                                4,868,115
                                                                                                          ---------------
               Paper--0.5%
    2,000,000  Pope & Talbot, Inc., 8.375%, 6/01/2013.............................    Ba2       BB              1,751,914
                                                                                                          ---------------
               Retail - Food & Drug--0.5%
    1,370,000  Rite Aid Corp., 7.125%, 1/15/2007..................................    B1        BB              1,013,800
      750,000  Rite Aid Corp., 7.700%, 2/15/2027..................................    B1        BB                540,000
                                                                                                          ---------------
                                                                                                                1,553,800
                                                                                                          ---------------
               Telecommunication--12.6%
    1,900,000  AT&T Corp., 8.350%, 1/15/2025......................................    A1        AA-             1,884,165
    5,700,000  AT&T Corp., 8.625%, 12/01/2031.....................................    A1        AA-             5,758,281
    2,540,000  Global Crossings Holdings, Ltd., 9.625%, 5/15/2008.................    Ba2       BB              2,533,650

                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Bonds and Notes -- continued

                                                                                 Ratings (c) (unaudited)
                                                                                 -----------------------
    Principal                                                                                Standard
     Amount    Description                                                         Moody's   & Poor's         Value (a)
-------------------------------------------------------------------------------------------------------------------------
               Telecommunication -- continued
$   6,150,000  GTE Corp., 7.900%, 2/01/2027.......................................   Baa1         A       $     5,937,018
    1,055,000  GTE Corp., 9.100%, 6/01/2003.......................................   Baa1         A             1,113,820
    8,000,000  LCI International, Inc., 7.250%, 6/15/2007.........................    Ba1        BB+            7,706,607
    1,500,000  McLeodUSA, Inc., 8.125%, 2/15/2009.................................    B1         B+             1,402,500
    2,000,000  McLeodUSA, Inc., 8.375%, 3/15/2008.................................    B1         B+             1,887,500
      500,000  McLeodUSA, Inc., 9.500%, 11/01/2008................................    B1         B+               507,500
      795,000  Metromedia Fiber Network, Inc., 10.000%, 12/15/2009................    B2         B+               818,850
    3,000,000  Qwest Communications International, Inc., 7.500%, 11/01/2008.......    Ba1        BB+            2,922,435
    2,650,000  Worldcom, Inc., 6.400%, 8/15/2005..................................    A3         A-             2,542,693
    6,061,000  Worldcom, Inc., 8.875%, 1/15/2006..................................    A3         A-             6,320,311
                                                                                                          ---------------
                                                                                                               41,335,330
                                                                                                          ---------------
               U.S. Government--7.2%
    1,300,000  United States Treasury Bonds, 5.250%, 2/15/2029....................    Aaa        AAA            1,077,028
    6,200,000  United States Treasury Notes, 5.625%, 5/15/2008....................    Aaa        AAA            5,831,844
    3,000,000  United States Treasury Notes, 5.750%,..............................
                 with various maturities to 2003 (d)..............................    Aaa        AAA            2,941,876
   14,100,000  United States Treasury Notes, 6.000%, 8/15/2009 (e)................    Aaa        AAA           13,659,375
                                                                                                          ---------------
                                                                                                               23,510,123
                                                                                                          ---------------
               Yankee--24.8%
    5,000,000  Abitibi-Consolidated, Inc., 6.950%, 4/01/2008......................   Baa3       BBB-            4,565,871
    4,100,000  Bridas Co., 12.500%, 6/10/2003.....................................    B1         --             4,366,500
    3,890,000  British Sky Broadcsting Group, 144A 8.200%, 7/15/2009..............   Baa2       BBB-            3,755,857
    1,000,000  CE Generation LLC, 144A, 7.416%, 12/15/2018........................   Baa3       BBB-              921,529
    2,500,000  Cemex SA, 144A, 9.625%, 10/01/2009.................................    Ba2        BB+            2,525,000
    2,900,000  Empresa Nacional de Electric, 8.500%, 4/01/2009....................    --         A-             2,873,868
    1,150,000  Endesa-Chile Overseas, 7.200%, 4/01/2006...........................   Baa1        A-             1,083,174
    4,300,000  Freeport Term Malta PLC, 144A, 7.250%, 5/15/2028...................    A3          A             3,714,474
    1,340,000  Gulf Canada Resources, Ltd., 8.250%, 3/15/2017.....................    Ba1        BB+            1,222,234
    1,000,000  Gulf Canada Resources, Ltd., 8.350%, 8/01/2006.....................    Ba1        BB+              971,515
    5,500,000  Hydro Quebec, 8.050%, 7/07/2024....................................    A2         A+             5,741,849
      900,000  Kappa Beheer BV, 144A, 10.625%, 7/15/2009..........................    B2          B               941,625
    4,500,000  Merita Bank, Ltd., 144A 7.150%, 12/29/2049 (f).....................    A3        BBB+            4,401,136
    3,390,000  Multicanal SA, 9.250%, 2/01/2002...................................    B1         BB+            3,169,650
    1,250,000  Multicanal SA, 10.500%, 4/15/2018..................................    B1         BB+              987,500
    3,800,000  Multicanal SA, 13.125%, 4/15/2009..................................    B1         BB+            3,762,000
    4,000,000  Orange PLC, 8.750%, 6/01/2006......................................    Ba3        BBB            4,265,000
      500,000  PDVSA Finance, Ltd., 144A, 8.750%, 2/15/2004.......................    A3         --               487,884
    6,535,000  Pemex Finance, Ltd, 8.020%, 5/15/2007..............................   Baa1        BBB            6,273,600
    3,000,000  Pemex Finance, Ltd, 9.150%, 11/15/2018.............................   Baa1        BBB            2,970,000
    1,500,000  Petroleos Mexicanos Medium Term Note, 8.625%, 12/01/2023...........    Ba2        --             1,312,500

                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Bonds and Notes -- continued

                                                                                 Ratings (c) (unaudited)
                                                                                 -----------------------
    Principal                                                                                Standard
     Amount    Description                                                         Moody's   & Poor's         Value (a)
-------------------------------------------------------------------------------------------------------------------------
               Yankee--continued
$   1,000,000  Republic of Colombia, 8.375%, 2/15/2027............................    Ba2        BB+      $       773,750
    1,900,000  Republic of Colombia, 9.750%, 4/23/2009............................    Ba2        BB+            1,814,500
    1,850,000  Republic of Colombia, 144A, 8.660%, 10/07/2016.....................   Baa3       BBB-            1,665,000
    2,500,000  Republic of Korea, 8.875%, 4/15/2008...............................   Baa3        BBB            2,631,600
    2,700,000  SK Telecom Company, Ltd, 7.750%, 4/29/2004.........................    Ba1        BBB            2,652,258
    6,100,000  YPF SA, 7.250%, 3/15/2003..........................................   Baa1       BBB-            5,924,034
    5,700,000  YPF SA, 7.750%, 8/27/2007..........................................   Baa1       BBB-            5,456,133
                                                                                                          ---------------
                                                                                                               81,230,041
                                                                                                          ---------------
               Total Bonds and Notes (Identified Cost $335,867,997)...............                            322,804,788
                                                                                                          ---------------
Short Term Investment--1.6%
      540,000  Household Finance Corp. 4.000%, 1/03/2000..........................                                539,880
    4,600,000  Household Finance Corp. 6.300%, 1/25/2000..........................                              4,580,680
                                                                                                          ---------------
               Total Short Term Investment (Identified Cost $5,120,560)...........                              5,120,560
                                                                                                          ---------------
               Total Investments--100% (Identified Cost $340,988,557) (b).........                            327,925,348
               Other assets less liabilities......................................                                248,525
                                                                                                          ===============
               Total Net Assets--100%.............................................                        $   328,173,873
                                                                                                          ===============
(a)  See Note 1a of Notes to Financial Statements.

(b)  Federal Tax Information:
     At December 31, 1999 the net unrealized depreciation on investments based on cost of $340,988,557 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
     is an excess of value over tax cost ........................................                         $     1,178,148

     Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over value ........................................                             (14,241,357)
                                                                                                          ---------------

     Net unrealized depreciation. ...............................................                         $   (13,063,209)
                                                                                                          ===============

     At December 31, 1999 the Fund had a capital loss carryover of $2,808,699 that expires December 31, 2007. This may be available to offset future realized gains, if any, to the extent provided by regulations.

(c) The ratings shown are believed to be the most recent ratings available at December 31, 1999. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1999. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

(d) The Fund's investments in Government National Mortgage Association Securities and U.S. Treasury Bonds and Notes, which have the same coupon rate, have been aggregated for the purpose of presentation in the schedule of investments inclusive of an open TBA at the end of the period.

(e) A portion of these securities has been segregated as collateral for a GNMA TBA open at December 31, 1999.

(f) Multi Coupon: coupon rate is as stated for an initial period and then increases to a higher coupon rate at a specified rate and date.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the year end, the value of these securities amounted to $19,578,764 or 5.97% of net assets.

AUD  Australian Dollars

CAD  Canadian Dollars

EUR  Euro


                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
================================================================================

December 31, 1999

ASSETS
  Investments at value (Identified cost $340,988,557) ............                             $ 327,925,348
    Cash .........................................................                                     1,500
    Investments held as collateral for loaned securities .........                                18,437,925
  Receivable for:
    Fund shares sold .............................................                                   332,650
    Interest .....................................................                                 6,151,030
                                                                                               -------------
                                                                                                 352,848,453
LIABILITIES
    Payable for:
    Collateral on securities loaned, at value ....................            $  18,437,925
    Securities purchased .........................................                4,610,469
    Fund shares redeemed .........................................                  930,459
    Dividends declared ...........................................                  374,430
  Accrued expenses:
    Management fees ..............................................                  116,276
    Deferred Trustees' fees ......................................                   87,577
    Accounting and administrative ................................                   13,988
    Other ........................................................                  103,456
                                                                              -------------
                                                                                                  24,674,580
                                                                                               -------------
NET ASSETS .......................................................                             $ 328,173,873
                                                                                               =============
  Net Assets consist of:
    Capital paid in ..............................................                               344,373,436
    Undistributed net investment income ..........................                                   103,946
    Accumulated net realized gains (losses) ......................                                (3,241,675)
    Unrealized appreciation (depreciation) on investments
    and foreign currency .........................................                               (13,061,834)
                                                                                               -------------

NET ASSETS .......................................................                             $ 328,173,873
                                                                                               =============
    Computation of net asset value and offering price:
    Net asset value and redemption price of Class A shares
    ($213,768,574/18,565,260 shares of beneficial interest) ........                                  $11.51
                                                                                                      ======
    Offering price per share (100 / 95.50 of $11.51) ...............                                  $12.05*
                                                                                                      ======
    Net asset value and offering price of Class B shares
      ($89,213,412/7,751,000 shares of beneficial interest) ........                                   11.51**
                                                                                                      ======
    Net asset value and offering price of Class C shares
     ($14,871,675/1,290,706 shares of beneficial interest) .........                                  $11.52**
                                                                                                      ======
    Net asset value, offering and redemption price of Class Y shares
     ($10,320,212/894,603 shares of beneficial interest) ...........                                  $11.54
                                                                                                      ======


*    Based upon single purchases of less than $100,000.
     Reduced sales charges apply for purchases in excess of this amount.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.



                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
================================================================================

Year Ended December 31, 1999

INVESTMENT INCOME
     Interest...................................                         $  25,647,457
     Securities lending income..................                                54,930
                                                                         -------------
                                                                            25,702,387
                                                                         -------------
     Expenses
          Management fees .......................          $ 1,354,356
          Service fees - Class A ................              560,299
          Service and distribution fees - Class B              804,437
          Service and distribution fees - Class C              124,521
          Trustees' fees and expenses ...........               17,913
          Accounting and administrative .........               93,528
          Custodian .............................              147,595
          Transfer agent ........................              566,356
          Audit and tax services ................               38,602
          Legal .................................               13,278
          Printing ..............................               51,542
          Registration ..........................               60,080
          Miscellaneous .........................               18,671
                                                           -----------

          Total expenses ........................                            3,851,178
                                                                         -------------
          Net investment income .................                           21,851,209

REALIZED and UNREALIZED GAIN (LOSS) on INVESTMENTS and FOREIGN CURRENCY TRANSACTIONS

     Realized gain (loss) on:
          Investments - net ............................... (2,776,873)
          Foreign currency transactions - net .............     (3,982)
                                                            ----------
          Total realized gain (loss) on investments
          and foreign currency transactions ............... (2,780,855)
                                                            ----------
     Unrealized appreciation (depreciation) on:
          Investments - net ...............................(20,965,594)
          Foreign currency transactions - net .............        519
                                                            ----------
          Total unrealized appreciation (depreciation)
          on investments and foreign currency transactions (20,965,075)
                                                            ----------

     Net gain (loss) on investment transactions ...........               (23,745,930)
                                                                         ------------
 NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ....              $ (1,894,721)
                                                                         ============



                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                          Year Ended December 31
                                                                 ---------------------------------------
                                                                      1998                     1999
                                                                 -------------             -------------
FROM OPERATIONS
  Net investment income .............................            $  16,657,649             $  21,851,209
  Net realized gain (loss) on investments
   and foreign currency transactions ................                3,775,580                (2,780,855)
  Unrealized appreciation (depreciation) on
   investments and foreign currency transactions ....                 (341,168)              (20,965,075)
                                                                 -------------             -------------
  Increase (decrease) in net assets from operations .               20,092,061                (1,894,721)
                                                                 -------------             -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A .........................................              (12,764,206)              (14,939,750)
    Class B .........................................               (2,619,197)               (4,785,260)
    Class C .........................................                 (386,635)                 (741,180)
    Class Y .........................................                 (418,719)                 (747,853)
  In excess of net investment income
    Class A .........................................                 (433,807)                        0
    Class B .........................................                  (89,016)                        0
    Class C .........................................                  (13,140)                        0
    Class Y .........................................                  (14,231)                        0
  Net realized gain on investments
    Class A .........................................               (3,058,786)                 (187,042)
    Class B .........................................                 (872,515)                  (72,950)
    Class C .........................................                 (123,069)                  (11,768)
    Class Y .........................................                 (128,785)                   (8,834)
  In excess of net realized gain
    Class A .........................................                 (162,071)                  (42,382)
    Class B .........................................                  (46,231)                  (16,530)
    Class C .........................................                   (6,521)                   (2,666)
    Class Y .........................................                   (6,824)                   (2,002)
                                                                 -------------             -------------
                                                                   (21,143,753)              (21,558,217)
                                                                 -------------             -------------
INCREASE (DECREASE) IN NET ASSETS
    DERIVED FROM CAPITAL SHARE TRANSACTIONS .........               64,849,024                47,329,080
                                                                 -------------             -------------
Total increase (decrease) in net assets .............               63,797,332                23,876,142

NET ASSETS
   Beginning of the year ............................              240,500,399               304,297,731
                                                                 -------------             -------------
   End of the year ..................................            $ 304,297,731             $ 328,173,873
                                                                 =============             =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
   End of the year ..................................            $    (344,433)            $     103,946
                                                                 =============             =============

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                      Class A
                                                          -------------------------------------------------------------

                                                                             Year Ended December 31,
                                                          -------------------------------------------------------------
                                                          1995         1996         1997         1998         1999
                                                          -------------------------------------------------------------

Net Asset Value, Beginning of the Year .................  $   10.95    $   12.36    $   12.05    $   12.39    $   12.36
                                                          ---------    ---------    ---------    ---------    ---------
Income From Investment Operations
Net Investment Income ..................................       0.81         0.84         0.83         0.81         0.81
Net Realized and Unrealized Gain
 (Loss) on Investments .................................       1.40        (0.31)        0.45         0.15        (0.86)
                                                          ---------    ---------    ---------    ---------    ---------
Total From Investment Operations .......................       2.21         0.53         1.28         0.96        (0.05)
                                                          ---------    ---------    ---------    ---------    ---------
Less Distributions
Distributions From Net Investment Income ...............      (0.80)       (0.84)       (0.81)       (0.78)       (0.79)
Distributions in Excess of Net
  Investment Income ....................................       0.00         0.00        (0.01)       (0.03)        0.00
Distributions From Net Realized
  Capital Gains ........................................       0.00         0.00        (0.12)       (0.17)       (0.01)
Distributions in Excess of Net Realized Gains ..........       0.00         0.00         0.00        (0.01)        0.00(b)
                                                          ---------    ---------    ---------    ---------    ---------
Total Distributions ....................................      (0.80)       (0.84)       (0.94)       (0.99)       (0.80)
                                                          ---------    ---------    ---------    ---------    ---------
Net Asset Value, End of the Year .......................  $   12.36    $   12.05    $   12.39    $   12.36    $   11.51
                                                          =========    =========    =========    =========    =========
Total Return (%) (a) ...................................       20.8          4.6         11.0          8.0         (0.3)
Ratio of Operating Expenses to
  Average Net Assets (%) ...............................       1.14         1.05         1.05         1.01         0.97
Ratio of Net Investment Income to
  Average Net Assets (%) ...............................       6.81         7.00         6.73         6.44         6.87
Portfolio Turnover Rate (%) ............................         81          104           54           65           63
Net Assets, End of the Year (000) ......................  $ 200,285    $ 189,685    $ 193,513    $ 221,799    $ 213,769

(a)  A sales charge is not reflected in total return calculations.

(b)  Amount is less than $0.01.

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                             Class B
                                                         ----------------------------------------------------

                                                                       Year Ended December 31,
                                                         ----------------------------------------------------
                                                         1995       1996       1997       1998       1999
                                                         ----------------------------------------------------
Net Asset Value, Beginning of the Year ......            $  10.95   $  12.36   $  12.04   $  12.39   $  12.36
                                                         --------   --------   --------   --------   --------
Income From Investment Operations
Net Investment Income .......................                0.72       0.75       0.74       0.71       0.72
Net Realized and Unrealized Gain
  (Loss) on Investments .....................                1.40      (0.32)      0.46       0.15      (0.86)
                                                         --------   --------   --------   --------   --------
Total From Investment Operations ............                2.12       0.43       1.20       0.86      (0.14)
                                                         --------   --------   --------   --------   --------
Less Distributions
Distributions From Net Investment Income ....               (0.71)     (0.75)     (0.72)     (0.69)     (0.70)
Distributions in Excess of Net
  Investment Income .........................                0.00       0.00      (0.01)     (0.02)      0.00
Distributions From Net Realized Capital Gains                0.00       0.00      (0.12)     (0.17)     (0.01)
Distributions in Excess of
  Net Realized Capital Gains ................                0.00       0.00       0.00      (0.01)      0.00(b)
                                                         --------   --------   --------   --------   --------
Total Distributions .........................               (0.71)     (0.75)     (0.85)     (0.89)     (0.71)
                                                         --------   --------   --------   --------   --------
Net Asset Value, End of the Year ............            $  12.36   $  12.04   $  12.39   $  12.36   $  11.51
                                                         ========   ========   ========   ========   ========
Total Return (%) (a) ........................                19.9        3.7       10.3        7.2       (1.1)
Ratio of Operating Expenses to
  Average Net Assets (%) ....................                1.89       1.80       1.80       1.76       1.72
Ratio of Net Investment Income to
  Average Net Assets (%) ....................                6.06       6.25       5.98       5.69       6.12
Portfolio Turnover Rate (%) .................                  81        104         54         65         63
  Net Assets, End of the Year (000) .........            $ 23,398   $ 31,191   $ 37,559   $ 64,240   $ 89,213

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b)  Amount is less than $0.01.

                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                     Class C
                                                        -------------------------------------------------------------

                                                                          Year Ended December 31,
                                                        -------------------------------------------------------------
                                                        1995         1996         1997        1998         1999
                                                        -------------------------------------------------------------

Net Asset Value, Beginning of the Year .........        $   10.95    $   12.36    $   12.06   $   12.40    $    12.37
                                                        ---------    ---------    ---------   ---------    ----------
Income From Investment Operations
Net Investment Income ..........................             0.56         0.75         0.74        0.71          0.72
Net Realized and Unrealized Gain (Loss) on
  Investments ..................................             1.40        (0.30)        0.45        0.15         (0.86)
                                                        ---------    ---------    ---------   ---------    ----------
Total From Investment Operations ...............             1.96         0.45         1.19        0.86         (0.14)
                                                        ---------    ---------    ---------   ---------    ----------
Less Distributions
Distributions From Net Investment Income .......            (0.55)       (0.75)       (0.72)      (0.69)        (0.70)
Distributions in Excess of Net Investment Income             0.00         0.00        (0.01)      (0.02)         0.00
Distributions from Net Realized Capital Gains ..             0.00         0.00        (0.12)      (0.17)        (0.01)
Distributions in Excess of Net Realized Gains ..             0.00         0.00         0.00       (0.01)         0.00(b)
                                                        ---------    ---------    ---------   ---------    ----------
Total Distributions ............................            (0.55)       (0.75)       (0.85)      (0.89)        (0.71)
                                                        ---------    ---------    ---------   ---------    ----------
Net Asset Value, End of the Year ...............        $   12.36    $   12.06    $   12.40   $   12.37    $    11.52
                                                        =========    =========    =========   =========    ==========
Total Return (%) (a) ...........................             18.1          3.9         10.2         7.2          (1.1)
Ratio of Operating Expenses
  to Average Net Assets(%) .....................             1.89         1.80         1.80        1.76          1.72
Ratio of Net Investment Income
  to Average Net Assets(%) .....................             6.06         6.25         5.98        5.69          6.12
Portfolio Turnover Rate (%) ....................               81          104           54          65            63
Net Assets, End of the Year (000) ..............        $   1,009    $   2,391    $   5,276   $   8,969    $   14,872

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b)  Amount is less than $0.01.

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                Class Y
                                                        -----------------------------------------------------------

                                                                          Year Ended December 31,
                                                        -----------------------------------------------------------
                                                        1995          1996        1997        1998         1999
                                                        -----------------------------------------------------------
Net Asset Value, Beginning of the Year .........        $  10.95      $  12.40    $  12.06    $  12.41     $  12.38
                                                        --------      --------    --------    --------     --------
Income From Investment Operations
Net Investment Income ..........................            0.80          0.87        0.86        0.84         0.85
Net Realized and Unrealized Gain (Loss) on
  Investments ..................................            1.44         (0.34)       0.46        0.15        (0.86)
                                                        --------      --------    --------    --------     --------
Total From Investment Operations ...............            2.24          0.53        1.32        0.99        (0.01)
                                                        --------      --------    --------    --------     --------
Less Distributions
Distributions From Net Investment Income .......           (0.79)        (0.87)      (0.84)      (0.81)       (0.82)
Distributions in Excess of Net Investment Income            0.00          0.00       (0.01)      (0.03)        0.00
Distributions from Net Realized Capital Gain ...            0.00          0.00       (0.12)      (0.17)       (0.01)
Distributions in Excess of Net Realized Gains ..            0.00          0.00        0.00       (0.01)        0.00(a)
                                                        --------      --------    --------    --------     --------
Total Distributions ............................           (0.79)        (0.87)      (0.97)      (1.02)       (0.83)
                                                        --------      --------    --------    --------     --------
Net Asset Value, End of the Year ...............        $  12.40      $  12.06    $  12.41    $  12.38     $  11.54
                                                        ========      ========    ========    ========     ========
Total Return (%) ...............................            21.0           4.6        11.4         8.2         (0.0)(b)
Ratio of Operating Expenses
  to Average Net Assets(%) .....................            0.89          0.80        0.80        0.76         0.72
Ratio of Net Investment Income
  to Average Net Assets(%) .....................            7.06          7.25        6.98        6.69         7.12
Portfolio Turnover Rate (%) ....................              81           104          54          65           63
Net Assets, End of the Year (000) ..............        $  2,241      $  1,844    $  4,153    $  9,289     $ 10,320

(a)  Amount is less than $0.01.

(b)  Amount is less than one tenth of one percent.


                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================

For the Year Ended December 31, 1999


1. Significant Accounting Policies. The Fund is a Series of Nvest Funds (formerly known as New England Funds) Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. The Fund invests primarily in corporate and U.S. Government bonds. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and are subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser under the supervision of the Fund's Trustees.

b. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the year. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

================================================================================
For the Year Ended December 31, 1999

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, resulting from changes in the exchange rate.

c. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount and/or market discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

d. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

e. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassifications to capital accounts.

f. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 1999 purchases and sales of securities (excluding short-term investments) were as follows:

                 Purchases                         Sales
        -----------------------------    ------------------------------
        U.S. Government     Other        U.S. Government      Other
        ---------------  ------------    ---------------   ------------
         $42,983,896     $207,176,273      $37,155,438     $164,907,292

================================================================================
For the Year Ended December 31, 1999

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management L.P. ("Nvest Management") at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets and 0.375% of such assets in excess of $100 million reduced by the payment to the Fund's investment subadviser Back Bay Advisors, L.P. ("Back Bay"), at the rate of 0.25% of the first $100 million of the Fund's average daily net assets and 0.1875% of such assets in excess of $100 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by Nvest Management and Back Bay under the management and subadvisory agreements in effect during the year ended December 31, 1999 are as follows:

                  Fees Earned
                  -----------
                  Nvest Management    $ 677,178
                  Back Bay              677,178

The effective management fee for the year ended December 31, 1999 was 0.41%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999, these expenses amounted to $93,528 and are shown separately in the financial statements as accounting and administrative.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $407,698 as compensation for its services in that capacity.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $560,299 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reim-

================================================================================
For the Year Ended December 31, 1999

bursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1999 is $1,919,349.

Under the Class B and Class C Plans, the Fund pays Nvest Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $201,109 and $31,130 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $603,328 and $93,391 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999 amounted to $1,672,675.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

================================================================================
For the Year Ended December 31, 1999

4. Capital Shares. At December 31, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                                   Year Ended
                                                        ----------------------------------------------------------------
                                                              December 31,1998                    December 31, 1999
                                                        ---------------------------        -----------------------------
                                                           Shares         Amount              Shares          Amount
Class A                                                 ------------   ------------        ------------     ------------
-------
Shares sold .........................................      4,823,890   $ 60,173,527           7,081,566     $ 84,892,202
Shares issued in connection with the reinvestment of:
   Dividends from net investment income .............        889,608     11,074,340           1,008,210       11,946,031
   Distributions from net realized gain .............        234,050      2,865,135              16,733          193,774
                                                        ------------   ------------        ------------     ------------
                                                           5,947,548     74,113,002           8,106,509       97,032,007
Shares repurchased ..................................     (3,622,763)   (45,122,889)         (7,480,202)     (88,965,876)
                                                        ------------   ------------        ------------     ------------
Net increase (decrease) .............................      2,324,785   $ 28,990,113             626,307     $  8,066,131
                                                        ------------   ------------        ------------     ------------

                                                                                   Year Ended
                                                        ----------------------------------------------------------------
                                                              December 31,1998                    December 31, 1999
                                                        ---------------------------        -----------------------------
                                                           Shares         Amount              Shares          Amount
Class B                                                 ------------   ------------        ------------     ------------
-------
Shares sold .........................................      2,590,136   $ 32,257,877           3,874,628     $ 46,282,836
Shares issued in connection with the reinvestment of:
   Dividends from net investment income .............        176,613      2,197,414             304,344        3,596,122
   Distributions from net realized gain .............         63,252        774,289               6,223           72,058
                                                        ------------   ------------        ------------     ------------
                                                           2,830,001     35,229,580           4,185,195       49,951,016
Shares repurchased ..................................       (664,491)    (8,275,880)         (1,631,207)     (19,265,518)
                                                        ------------   ------------        ------------     ------------
Net increase ........................................      2,165,510   $ 26,953,700           2,553,988     $ 30,685,498
                                                        ------------   ------------        ------------     ------------

                                                                                   Year Ended
                                                        ----------------------------------------------------------------
                                                              December 31,1998                    December 31, 1999
                                                        ---------------------------        -----------------------------
                                                           Shares         Amount              Shares          Amount
Class C                                                 ------------   ------------        ------------     ------------
-------
Shares sold .........................................        409,143   $  5,101,777             863,321     $ 10,317,158
Shares issued in connection with the reinvestment of:
   Dividends from net investment income .............         28,295        352,497              44,159          522,256
   Distributions from net realized gain .............          9,255        113,392                 912           10,568
                                                        ------------   ------------        ------------     ------------
                                                             446,693      5,567,666             908,392       10,849,982
Shares repurchased ..................................       (147,208)    (1,839,368)           (342,543)      (4,058,281)
                                                        ------------   ------------        ------------     ------------
Net increase ........................................        299,485   $  3,728,298             565,849     $  6,791,701
                                                        ------------   ------------        ------------     ------------

================================================================================

For the Year Ended December 31, 1999

                                                                                   Year Ended
                                                        ----------------------------------------------------------------
                                                              December 31,1998                    December 31, 1999
                                                        ---------------------------        -----------------------------
                                                           Shares         Amount              Shares          Amount
Class Y                                                 ------------   ------------        ------------     ------------
-------
Shares sold .........................................        481,405   $  5,998,876             411,333     $  5,002,384
Shares issued in connection with the reinvestment of:
   Dividends from net investment income .............         30,138        375,690              52,565          624,421
   Distributions from net realized gain .............         11,060        135,609                 882           10,266
                                                        ------------   ------------        ------------     ------------
                                                             522,603      6,510,175             464,780        5,637,030
Shares repurchased ..................................       (107,132)    (1,333,262)           (320,208)      (3,851,280)
                                                        ------------   ------------        ------------     ------------
Net increase ........................................        415,471   $  5,176,913             144,572     $  1,785,750
                                                        ------------   ------------        ------------     ------------
Increase derived from capital shares transactions ...      5,205,251   $ 64,849,024           3,890,716     $ 47,329,080
                                                        ============   ============        ============     ============


5. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 1999, the Fund had loaned securities having a market value of $18,059,348 and collateralized by cash in the amount of $18,437,925 which was invested in a short-term investment.

                       REPORTS OF INDEPENDENT ACCOUNTANTS
================================================================================


To the Trustees of Nvest Funds Trust I and the Shareholders of the Nvest Bond Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Bond Income Fund (formerly the New England Bond Income Fund) (the "Fund"), a series of Nvest Funds Trust I, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

================================================================================

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market:

Number of outstanding shares X current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                                  NVEST FUNDS
================================================================================

    LARGE-CAP EQUITY FUNDS                    GLOBAL/INTERNATIONAL EQUITY
    Capital Growth Fund                           Star Worldwide Fund
    Kobrick Growth Fund                        International Equity Fund
        Growth Fund
   Growth and Income Fund                        CORPORATE INCOME FUNDS
       Balanced Fund                        Short Term Corporate Income Fund
         Value Fund                                 Bond Income Fund
                                                    High Income Fund
    ALL-CAP EQUITY FUNDS                          Strategic Income Fund
     Star Advisers Fund
    Kobrick Capital Fund                        GOVERNMENT INCOME FUNDS
       Bullseye Fund                       Limited Term U.S. Government Fund
     Equity Income Fund                        Government Securities Fund

   SMALL-CAP EQUITY FUNDS                         MONEY MARKET FUNDS*
    Star Small Cap Fund                          Cash Management Trust
Kobrick Emerging Growth Fund                   Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                               or guaranteed by the FDIC
                                            or any other government agency

                             TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.


                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478


     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------

 399 Boylston Street

Boston, Massachusetts

      02116
---------------------



BI56-1299

[LOGO] Printed on Recycled Paper

                                  ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                     Nvest Municipal Income Fund


                                                               Where
                                                              The Best
                                                            Minds Meet(R)




-----------------
December 31, 1999
-----------------

================================================================================


                                                                   February 2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."

After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.

                                                              /s/ John T. Hailer



--------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                          NVEST MUNICIPAL INCOME FUND
================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.


                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                      December 1989 through December 1999

                                                         Lehman
                 Net Asset          Maximum Sales       Municipal
                 Value(1)            Charge(2)         Bond Index(4)
                 --------            ---------        ---------------
12/99             $18,017             $17,214             $19,472
12/98             $18,626             $17,788             $19,881
12/97             $17,689             $16,893             $18,671
12/96             $16,293             $15,559             $17,100
12/95             $15,572             $14,871             $16,373
12/94             $13,283             $12,685             $13,939
12/93             $14,449             $13,799             $14,699
12/92             $12,826             $12,249             $13,091
12/91             $11,774             $11,244             $12,032
12/90             $10,551             $10,076             $10,729
12/89             $10,000             $ 9,550             $10,000
                  $10,000             $ 9,550             $10,000

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B share performance will differ from that shown based on differences in inception dates, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                          NVEST MUNICIPAL INCOME FUND
================================================================================


                                                Average Annual Total Returns -- 12/31/99
---------------------------------------------------------------------------------------------
Class A (Inception 5/9/77)                   1 Year            5 Years           10 Years
Net Asset Value(1)                            -2.75%            6.41%              6.06%
With Maximum Sales Charge(2)                  -7.17             5.44               5.58
---------------------------------------------------------------------------------------------
Class B (Inception 9/13/93)                  1 Year            5 Years        Since Inception
Net Asset Value(1)                            -3.48%            5.61%              3.09%
With CDSC(3)                                  -8.10             5.28               3.09
---------------------------------------------------------------------------------------------
                                                                                    Since
                                                                                    Fund's
                                                                                   Class B
Comparative Performance                       1 Year      5 Years     10 Years    Inception
Lehman Muncipal Bond Index(4)                 -2.06%       6.91%        6.89%      4.83%
Morningstar Muni National Long Average(5)     -4.81        5.81         6.16       3.66
Lipper General Municipal Debt Average(6)      -4.46        5.76         6.18       3.73
---------------------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

                                                           Yields as of 12/31/99
--------------------------------------------------------------------------------
                                                  Class A           Class B
SEC 30-day Yield(7)                                5.14%             4.65%
Taxable Equivalent Yield(8)                        8.51%             7.70
--------------------------------------------------------------------------------

Notes to Charts

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.5% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

(4) Lehman Municipal Bond Index is an unmanaged index of bonds issued by states, municipalities and other government entities having maturities of more than one year. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index. Class B since inception return is calculated from 9/30/93.

(5) Morningstar Muni National Long Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

(6) Lipper General Municipal Debt Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

(7) SEC Yield is based on the Fund's net investment income over a 30-day period and is calculated in accordance with Securities and Exchange Commission guidelines.

(8) Taxable equivalent yield is based on the maximum federal income tax bracket of 39.6%. A portion of income may be subject to federal, state and/or alternative minimum tax. Capital gains distributions, if any, are subject to the capital gains tax rate.

                          NVEST MUNICIPAL INCOME FUND
================================================================================


                                           Interview with Your Portfolio Manager
--------------------------------------------------------------------------------


[PHOTO]
James Welch*
Back Bay Advisors, L.P.

Q.   How did Municipal Income Fund perform over the past year?

Municipal Income Fund posted a total return of -2.75% for Class A shares at net asset value for the 12 months ended December 31, 1999, including $0.39 per share in reinvested dividends. Your Fund held up better than the average -4.46% return of its peer group of 264 General Municipal Debt Funds, as tracked by Lipper.

At year-end, your Fund's 30-day SEC yield for Class A shares was 5.14%. This translates into a taxable equivalent yield of 8.51%, based on the maximum federal income tax rate of 39.6%.

Q.   What was the investment environment for municipal bonds during the period?

Although the first half of the year proved generally more benign than the second half, the fixed-income markets, for the most part, faced a challenging investment climate in 1999.

Concerns about the strong economy and the direction of short-term interest rates were the primary causes of the bond markets' struggles. As interest rates rose, bond prices fell. Despite this negative backdrop, however, municipal bonds continued to provide investors with attractive yields during the period. On an after-tax basis, AAA-rated municipal bonds delivered higher yields than U.S. Treasuries. There were even times when municipal bond yields exceeded Treasury yields on an absolute, before-tax basis.

Q.   Did supply and demand impact the tax-exempt market?

Supply of municipal bonds generally exceeded demand, especially during the last six months of the period. Y2K concerns led many suppliers to accelerate municipal offerings -- bringing bond issues to market in 1999 rather than in the year 2000 to avoid possible Y2K disruptions. Meanwhile, demand was lackluster.

*    James Welch replaced Nathan Wentworth as Portfolio Manager in May of 1999.

                         NVEST MUNICIPAL INCOME FUND
================================================================================


--------------------------------------------------------------------------------

This imbalance of supply and demand compounded the decline in bond prices resulting from a generally rising interest-rate environment. It's important to point out, however, that municipal bonds suffered less than high-grade taxable securities, which were impacted to a greater degree by rising rates over the past year.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                     Credit Quality Composition -- 12/31/99

                           AAA                28.7%
                           AA                  4.5%
                           A                  24.6%
                           BBB                32.4%
                           BB                  6.1%
                           B                   3.7%

                           Average Credit Quality = AA
                     Average Portfolio Maturity = 15.7 Years

Quality is based on ratings provided by Standard & Poor's.
Portfolio holdings and asset allocation will vary.


Q.   What strategies did you use in managing the Fund?

Throughout the period, we remained committed to three strategies. First, we sought to improve the yield profile of the portfolio. As interest rates gradually rose over the past 12 months, we sold lower yielding bonds in favor of higher yielding issues. This strategy served two purposes. First, it allowed us to boost the Fund's income level. Second it allowed us to realize losses, which can be used to offset possible future taxable capital gains.

Improving credit quality was also a major strategy. As we added new positions to the portfolio, we emphasized higher quality bonds, while sacrificing only minimal yield advantage.

We also sought to improve the overall call protection of the portfolio. Most municipal securities are "callable" 10 years from issuance. In other words, issuers can "call" a municipal bond 10 years from the date it is first offered, paying back the principal to bond owners. As their call date approaches, bonds tend to lose favor in the market. To boost the Fund's performance potential, we sold bonds that were nearing their call dates and invested the proceeds in bonds with more distant call dates.

                         NVEST MUNICIPAL INCOME FUND
================================================================================


--------------------------------------------------------------------------------

Q.   What is your outlook for municipal bonds over the next few months?

Going forward, we expect the investment environment for municipal bonds to continue to be mixed. Should inflation fears heat up, the Federal Reserve Board may raise interest rates again, continuing negative pressure on all types of bonds, including municipals.

However, we do not expect a full cycle of tightening from the Fed throughout the year. Rather, any rate hikes would likely be limited to the first half. In fact, our longer-term outlook is favorable for municipal issues.

After-tax yields of municipal bonds remain high compared to taxable bonds. Investors who are looking for attractive income free of federal income taxes should continue to benefit from this outperformance. In addition, we expect solid economic growth to continue, helping maintain the fiscal health and creditworthiness of many municipalities.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period. A shift in the manager's opinion many result in strategic and other portfolio changes. Bond funds fluctuate in value and, when redeemed, may be worth more or less than their original cost.

The Municipal Income Fund invests in higher-yielding securities, general obligation bonds and revenue bonds across a variety of municipal sectors. While higher yielding bonds may offer higher current income than Treasury securities and high-grade corporate bonds, they are also associated with greater than average risk. These risks may increase share-price volatility. The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. A portion of income may be subject to federal, state and /or alternative minimum tax. Capital gains, if any, are subject to capital gains tax. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Tax Exempt Obligations -- 99.5% of Total Net Assets

                                                                                  Ratings (c) (unaudited)
                                                                                  -----------------------
  Principal                                                                                      Standard
   Amount          Description                                                    Moody's         & Poor's            Value (a)
------------------------------------------------------------------------------------------------------------------------------------
               Alaska--0.3%
$   585,000    Alaska State Housing Finance Corp. Revenue Bond,
               6.500%, 6/01/2034 ...............................................   Aaa              AAA         $           591,967
                                                                                                                -------------------
               Arizona--3.6%
  2,765,000    Maricopa County Arizona Industrial Development Authority
               Revenue Bond, 5.500%, 1/01/2018 .................................   Aaa              AAA                   2,614,114
  1,000,000    Navajo County Pollution Control Revenue Bond, 5.875%, 8/15/2028 .   Baa1             A-                      942,640
  2,300,000    University of Arizona Revenue Bond, 6.350%, 6/01/2014 ...........   A1               AA                    2,480,113
                                                                                                                -------------------
                                                                                                                          6,036,867
                                                                                                                -------------------
               California--9.9%
  2,000,000    California Pollution Control Finance Authority Revenue
               Bond, 7.150%, 2/01/2011 .........................................   Ba1              BBB                   2,008,220
  1,500,000    Foothill/Eastern Transportation Corridor Agency Revenue
               Bond, 5.800%, 1/15/2020, (e) ....................................   Baa3             BBB-                    769,905
  4,300,000    Foothill/Eastern Transportation Corridor Agency Revenue
               Bond, 6.500%, 1/01/2032 .........................................   Aaa              BBB-                  4,697,664
  2,000,000    Los Angeles Convention & Exhibition Center Authority
               Pre-Refunded Certificate of Participation, 9.000%, 12/01/2020 ...   Aaa              AAA                   2,425,080
  2,000,000    Los Angeles Regional Airport Revenue Bond,
               6.350%, 11/01/2025, .............................................   Baa3             BBB-                  1,895,580
  2,000,000    Sacramento Co-generation Authority Pre-Refunded
               Revenue Bond, 6.500%, 7/01/2021 .................................    --               --                   2,186,080
  3,000,000    Sacramento Power Authority Revenue Bond, 6.000%, 7/01/2022 ......    --              BBB-                  2,787,240
                                                                                                                -------------------
                                                                                                                         16,769,769
                                                                                                                -------------------
               Colorado--6.2%
  1,500,000    Denver City & County Airport Revenue Bond, 7.500%, 11/15/2006 ...   Baa1             AAA                   1,640,745
  1,500,000    Denver City & County Airport Revenue Bond, 7.500%, 11/15/2012 ...   Baa1             AAA                   1,640,745
  1,655,000    Denver City & County Airport Revenue Bond, 7.500%, 11/15/2023 ...   Baa1             BBB+                  1,782,998
  3,960,000    Denver City & County Airport Revenue Bond, 7.750%, 11/15/2021 ...   Baa1             BBB+                  4,186,789
  1,040,000    Denver City & County Airport Revenue Pre-Refunded
               Bond, 7.750%, 11/15/2021 ........................................   Aaa              BBB+                  1,116,429
                                                                                                                -------------------
                                                                                                                         10,367,706
                                                                                                                -------------------
               Florida--2.7%
  3,000,000    Escambia County Pollution Control, 6.900%, 8/01/2022 ............   Baa1              BBB                  3,047,160
 10,500,000    Housing Finance Corp., Zero Coupon, 7/01/2030 ...................   Aaa               AAA                  1,511,265
                                                                                                                -------------------
                                                                                                                          4,558,425
                                                                                                                -------------------
               Georgia--1.5%
  2,500,000    Atlanta Special Purpose Facilities Revenue
               Bond, 7.900%, 12/01/2018 ........................................   Ba2               BBB-                 2,550,250
                                                                                                                -------------------
               Illinois--4.2%
  2,000,000    Chicago, Illinois Park District Parking Facility Revenue
               Bond, 6.000%, 1/01/2019 .........................................   Baa1              A                    1,931,920


                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Tax Exempt Obligations -- continued

                                                                                  Ratings (c) (unaudited)
                                                                                  -----------------------
  Principal                                                                                      Standard
   Amount          Description                                                    Moody's        & Poor's             Value (a)
------------------------------------------------------------------------------------------------------------------------------------
               Illinois--continued
$ 2,500,000    Illinois Development Finance Authority Pollution Control
               Revenue Bond, 7.375%, 7/01/2021 .................................   Baa1             BBB         $         2,680,275
  2,250,000    O'Hare International Airport Revenue
               Bond, 8.200%, 12/01/2024 ........................................   Baa1             BBB-                  2,511,495
                                                                                                                -------------------
                                                                                                                          7,123,690
                                                                                                                -------------------
               Indiana--4.7%
  3,500,000    Indiana Development Finance Authority Pollution Control
               Revenue Bond, 6.850%, 12/01/2012 ................................   B1               BB                    3,308,095
  4,500,000    Indianapolis Independent Airport Authority Revenue
               Bond, 7.100%, 1/15/2017 .........................................   Baa2             BBB                   4,644,045
                                                                                                                -------------------
                                                                                                                          7,952,140
                                                                                                                -------------------
               Kansas--0.8%
  1,350,000    Kansas City Utility Systems Revenue Bond, 6.375%, 9/01/2023 .....   Aaa              AAA                   1,371,398
                                                                                                                -------------------
               Kentucky--2.1%
  1,500,000    Kenton County Airport Board Revenue Bond, 6.125%, 2/01/2022 .....   Baa3             BBB-                  1,388,250
  2,000,000    Kenton County Airport Board Revenue Bond, 7.500%, 2/01/2012 .....   Baa3             BBB-                  2,107,320
                                                                                                                -------------------
                                                                                                                          3,495,570
                                                                                                                -------------------
               Massachusetts--5.2%
  2,500,000    Massachusetts State Housing Finance Agency Revenue
               Bond, 6.300%, 10/01/2013 (d) ....................................   A1               A+                    2,575,950
  2,315,000    Massachusetts State Housing Finance Agency Revenue
               Bond, 6.375%, 4/01/2021 .........................................   A1               A+                    2,343,937
  4,000,000    Massachusetts State Water Pollution Abatement Trust
               Revenue Bond, 5.750%, 8/01/2029 .................................   Aa1              AA                    3,798,640
                                                                                                                -------------------
                                                                                                                          8,718,527

                                                                                                                -------------------
               Missouri--1.8%
  3,100,000    Kansas City Industrial Development Authority Revenue
               Bond, 4.700%, 10/15/2015 (f) ....................................   Aaa              AAA                   3,100,000
                                                                                                                -------------------
               Nebraska--1.7%
  2,970,000    Nebraska Investment Finance Authority Revenue
               Bond, 5.850%, 9/01/2028 .........................................    --              AAA                   2,816,006
                                                                                                                -------------------
               New Jersey--4.2%
  2,000,000    Delaware River Port Authority, Pennsylvania & New Jersey
               Revenue Bond, 5.700%, 1/01/2021 (g) .............................   Aaa              AAA                   1,945,160
  5,000,000    New Jersey Economic Development Authority Revenue
               Bond, 6.625%, 9/15/2012 .........................................   Ba2              BB                    5,062,300
                                                                                                                -------------------
                                                                                                                          7,007,460
                                                                                                                -------------------
               New Mexico--1.1%
  2,000,000    Farmington Pollution Control Revenue Bond, 6.600%, 10/01/2029 ...   Baa3             BBB-                  1,869,560
                                                                                                                -------------------


                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Tax Exempt Obligations -- continued

                                                                                  Ratings (c) (unaudited)
                                                                                  -----------------------
  Principal                                                                                      Standard
   Amount          Description                                                    Moody's        & Poor's             Value (a)
------------------------------------------------------------------------------------------------------------------------------------
               New York--23.3%
$ 1,900,000    New York City General Obligation Bond, 7.500%, 2/01/2005 ........    A3               A-         $         2,032,791
  3,000,000    New York City Transitional Finance Authority Revenue
               Bond, 5.500%, 5/01/2025 .........................................    Aa3              AA                   2,754,630
  4,585,000    New York City, Pre-refunded General Obligation
               Bond, 7.000%, 10/01/2013 ........................................    A3               A-                   4,916,862
  2,040,000    New York State Dormitory Authority Revenue
               Bond, 5.375%, 5/15/2016 .........................................    A3               A-                   1,904,095
  4,000,000    New York State Dormitory Authority Revenue
               Bond, 5.500%, 5/15/2013 .........................................    A3               A                    3,947,640
  5,000,000    New York State Dormitory Authority Revenue
               Bond, 5.500%, 5/15/2023 .........................................    A3               A-                   4,480,050
  1,350,000    New York State Dormitory Authority Revenue
               Bond, 5.625%, 5/15/2013 .........................................    A3               A-                   1,329,359
  2,740,000    New York State Dormitory Authority Revenue
               Bond, 5.750%, 7/01/2013 .........................................    Baa1             A-                   2,770,770
  1,880,000    New York State Dormitory Authority Revenue
               Bond, 7.500%, 5/15/2013 .........................................    A3               A                    2,206,857
  4,150,000    New York State Medical Care Facilities Finance Agency
               Pre-Refunded Revenue Bond, 5.250%, 8/15/2014 ....................    A3               A                    3,911,292
  1,655,000    New York State Medical Care Facilities Finance Agency
               Pre-Refunded Revenue Bond, 6.500%, 8/15/2012 ....................    Aaa              AAA                  1,759,993
  2,500,000    New York State Medical Care Facilities Finance Agency
               Revenue Bond, 5.375%, 2/15/2014 .................................    A3               A                    2,400,725
  1,500,000    New York State Thruway Authority Revenue
               Bond, 5.750%, 4/01/2016 .........................................    Baa1             A-                   1,465,830
  1,000,000    Onondaga County Industrial Development Agency
               Revenue Bond, 9.000%, 10/01/2007 ................................     --              A                    1,226,550
  2,000,000    Port Authority New York & New Jersey Special Obligation
               Revenue Bond, 7.000%, 10/01/2007 ................................     --               --                  2,110,740
                                                                                                                -------------------
                                                                                                                         39,218,184
                                                                                                                -------------------
               Ohio--2.0%
  3,000,000    Cleveland Public Power Systems Revenue Bond, 7.000%, 11/15/2024 .    Aaa              AAA                  3,331,920
                                                                                                                -------------------
               Oregon--2.5%
  4,000,000    Western Generation Agency Revenue Bond, 7.400%, 1/01/2016 .......     --               --                  4,153,880
                                                                                                                -------------------


                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Tax Exempt Obligations -- continued

                                                                                  Ratings (c) (unaudited)
                                                                                  -----------------------
  Principal                                                                                      Standard
   Amount          Description                                                    Moody's        & Poor's             Value (a)
------------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania--10.9%
$ 3,000,000    Delaware County Industrial Development Authority
               Revenue Bond, 7.375%, 4/01/2021 .................................   Baa1             A           $         3,167,940
  2,725,000    Pennsylvania Convention Center Revenue Bond, 6.700%, 9/01/2014 ..   Baa2             BBB                   2,798,084
  2,000,000    Pennsylvania Convention Center Revenue Bond, 6.750%, 9/01/2019 ..   Baa2             BBB                   2,053,560
  3,000,000    Pennsylvania Economic Development Financing Authority
               Revenue Bond, 6.600%, 1/01/2019 .................................    --              BBB-                  2,958,510
  4,000,000    Pennsylvania Economic Development Financing Authority
               Revenue Bond, 7.150%, 12/01/2018 ................................    --              BBB-                  4,102,280
  3,000,000    Pennsylvania Economic Development Financing Authority
               Revenue Bond, 7.600%, 12/01/2024 ................................   Baa3             BBB                   3,235,410
                                                                                                                -------------------
                                                                                                                         18,315,784
                                                                                                                -------------------
               Puerto Rico--1.8%
  2,845,000    Commonwealth Highway & Transporation Authority Pre-Refunded
               Revenue Bond, 6.625%, 7/01/2018 .................................   Aaa              AAA                   3,029,584
                                                                                                                -------------------
               Tennessee--1.5%
  2,500,000    Maury County Industrial Development Board
               Revenue Bond, 6.500%, 9/01/2024 .................................   A2               A                     2,551,050
                                                                                                                -------------------
               Texas--4.0%
  2,000,000    Alliance Airport Authority Revenue Bond, 6.375%, 4/01/2021 ......   Baa2             BBB                   1,926,660
  2,825,000    Dallas-Fort Worth International Airport Facility
               Revenue Bond, 7.250%, 11/01/2030 ................................   Baa2             BBB-                  2,974,217
  2,000,000    Houston Airport Systems Revenue Bond, 6.125%, 7/15/2027 .........   Ba1              BB                    1,798,740
                                                                                                                -------------------
                                                                                                                          6,699,617
                                                                                                                -------------------
               US Virgin Islands--2.9%
  4,500,000    US Virgin Islands Public Finance Authority Pre-Refunded
               Revenue Bond, 7.250%, 10/01/2018, (d) ...........................    --              AAA                   4,904,550
                                                                                                                -------------------
               Washington--0.6%
  1,000,000    Washington State Public Power Supply
               Revenue Bond, 6.800%, 7/01/2007 .................................   Aaa              AA                    1,051,180
                                                                                                                -------------------
               Total Tax Exempt Obligations ....................................
               (Identified Cost $161,497,263) ..................................                                        167,585,084
                                                                                                                -------------------

Options--0.0%

 Contracts
-----------------------------------------------------------------------------------------------------------------------------------
        150    U.S. Treasury Note, 99 Call, February 2000 ......................                                             21,094
                                                                                                                -------------------
               Total Options (Identified Cost $92,156) .........................                                             21,094
                                                                                                                -------------------


                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Short Term Investment--0.1%

  Principal
   Amount      Description                                                                                          Value (a)
-----------------------------------------------------------------------------------------------------------------------------------
$   115,000    Household Finance Corp., 4.000%, 1/03/2000 ......................                                $           114,974
                                                                                                                -------------------
               Total Short Term Investment (Identified Cost $114,974) ..........                                            114,974
                                                                                                                -------------------
               Total Investments--99.6% (Identified Cost $161,704,393) (b) .....                                        167,721,152
               Other assets less liabilities ...................................                                            752,482
                                                                                                                -------------------
               Total Net Assets--100% ..........................................                                $       168,473,634
                                                                                                                ===================

  (a)    See Note 1a of Notes to Financial Statements.

  (b)    Federal Tax Information:
         At December 31, 1999 the net unrealized appreciation on investments based on cost of $161,794,173 for federal income tax purposes was as follows:
         Aggregate gross unrealized appreciation for all investments in which there is an excess
           of value over tax cost. .............................................                                $         8,421,206
         Aggregate gross unrealized depreciation for all investments in which  there is an excess
           of tax cost over value. .............................................                                         (2,494,227)
                                                                                                                -------------------
         Net unrealized appreciation. ..........................................                                $         5,926,979
                                                                                                                ===================
         At December 31, 1999 the Fund had a capital loss carryover of approximately $7,680,420 of which $4,839,685 expires on December 31,
         2002, $25,731 expires on December 31, 2005 and $2,815,004 expires on
         December 31, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

  (c) The ratings shown are believed to be the most recent ratings available at December 31, 1999. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time. As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1999.
         The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

  (d) All or a portion of these securities have been segregated as collateral in connection with the Fund's derivative investments and long settlement positions at December 31, 1999.

  (e) Multi-coupon: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.

  (f) Variable rate securities. The interest rates change on these instruments daily based on changes in a designated base rate. The rates shown were those in effect at December 31, 1999.

  (g)    Delayed Delivery Securities.

                 See accompanying notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
================================================================================

December 31, 1999

ASSETS
     Investments at value (Identified cost $161,704,393) ...............................                            $ 167,721,152
     Cash ..............................................................................                                    2,016
     Receivable for:
         Fund shares sold ..............................................................                                1,390,127
         Accrued interest ..............................................................                                2,937,060
                                                                                                                    -------------
                                                                                                                      172,050,355

LIABILITIES
     Payable for:
         Securities purchased ..........................................................      $   1,966,870
         Fund shares redeemed ..........................................................          1,291,945
         Dividends declared ............................................................            129,901
     Accrued expenses:
         Management fees ...............................................................             64,802
         Deferred trustees' fees .......................................................             48,649
         Accounting and administrative .................................................              9,388
         Other .........................................................................             65,166
                                                                                              -------------
                                                                                                                        3,576,721
                                                                                                                    -------------
NET ASSETS .............................................................................                            $ 168,473,634
                                                                                                                    =============
     Net Assets consist of:
         Capital paid in ...............................................................                              171,640,406
         Overdistributed net investment income .........................................                                  (11,294)
         Accumulated net realized gains (losses) .......................................                               (9,172,237)
         Unrealized appreciation (depreciation) on investments .........................                                6,016,759
                                                                                                                    -------------

NET ASSETS .............................................................................                            $ 168,473,634
                                                                                                                    =============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
     ($152,829,361/21,325,482 shares of beneficial interest) ...........................                            $        7.17
                                                                                                                    =============


Offering price per share (100/95.50 of $7.17) ..........................................                            $        7.51*
                                                                                                                    =============


Net asset value and offering price of Class B shares
     ($15,644,273/2,182,591 shares of beneficial interest) .............................                            $        7.17**
                                                                                                                    =============


*    Based upon single purchases of less than $100,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                 See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
================================================================================

Year Ended December 31, 1999

INVESTMENT INCOME
     Interest ...................................................................................                      $ 10,944,533

     Expenses
         Management fees ........................................................................   $    803,051
         Service fees - Class A .................................................................        411,552
         Service and distribution fees - Class B ................................................        161,938
         Trustees' fees and expenses ............................................................         11,232
         Accounting and administrative ..........................................................         57,743
         Custodian ..............................................................................         92,551
         Transfer agent .........................................................................        151,161
         Audit and tax services .................................................................         38,660
         Legal ..................................................................................          5,525
         Printing ...............................................................................         15,089
         Registration ...........................................................................         35,869
         Miscellaneous ..........................................................................         10,490
                                                                                                    ------------
     Total expenses .............................................................................                         1,794,861
                                                                                                                       ------------
     Net investment income ......................................................................                         9,149,672

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 WRITTEN OPTIONS and FUTURES CONTRACTS
     Realized gain (loss) on:
         Investments - net ......................................................................     (2,289,287)
         Written options - net ..................................................................         43,975
         Futures contracts - net ................................................................        118,750
                                                                                                    ------------
         Total realized gain (loss) on investments, written options and futures contracts .......     (2,126,562)
                                                                                                    ------------
         Unrealized appreciation (depreciation) on investments ..................................    (12,111,760)
                                                                                                    ------------
     Net gain (loss) on investment transactions, written options and futures contracts ..........                       (14,238,322)
                                                                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...........................................                      $ (5,088,650)
                                                                                                                       ============

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                               Year Ended December 31,
                                                                                    -----------------------------------------------
                                                                                        1998                              1999
                                                                                    -------------                     -------------
FROM OPERATIONS

     Net investment income .....................................                    $   9,428,133                     $   9,149,672
     Net realized gain (loss) on investments, written options
         and futures contracts .................................                          733,217                        (2,126,562)
     Unrealized appreciation (depreciation) on investments .....                         (448,293)                      (12,111,760)
                                                                                    -------------                     -------------
     Increase (decrease) in net assets from operations .........                        9,713,057                        (5,088,650)
                                                                                    -------------                     -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income
         Class A ...............................................                       (8,832,742)                       (8,416,716)
         Class B ...............................................                         (620,875)                         (706,615)
     In excess of net investment income
         Class A ...............................................                          (19,639)                                0
         Class B ...............................................                           (1,380)                                0
                                                                                    -------------                     -------------
                                                                                       (9,474,636)                       (9,123,331)
                                                                                    -------------                     -------------

INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE TRANSACTIONS ...................                       (2,172,125)                       (5,835,275)
                                                                                    -------------                     -------------
Total increase (decrease) in net assets ........................                       (1,933,704)                      (20,047,256)

NET ASSETS
     Beginning of the year .....................................                      190,454,594                       188,520,890
                                                                                    -------------                     -------------
     End of the year ...........................................                    $ 188,520,890                       168,473,634
                                                                                    =============                     =============


OVERDISTRIBUTED NET INVESTMENT INCOME
     End of the year ...........................................                    $     (80,004)                    $     (11,294)
                                                                                    =============                     =============


                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                       Class A
                                                    -------------------------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                    -------------------------------------------------------------------------------
                                                        1995            1996              1997            1998             1999
                                                    -----------      -----------      -----------      -----------      -----------
Net Asset Value, Beginning of the Year ........     $      6.85      $      7.60      $      7.53      $      7.75      $      7.76
                                                    -----------      -----------      -----------      -----------      -----------
Income From Investment Operations
Net Investment Income .........................            0.42             0.41             0.40             0.39             0.39
Net Realized and Unrealized Gain

  (Loss) on Investments .......................            0.74            (0.07)            0.23             0.01            (0.59)
                                                    -----------      -----------      -----------      -----------      -----------
Total From Investment Operations ..............            1.16             0.34             0.63             0.40            (0.20)
                                                    -----------      -----------      -----------      -----------      -----------
Less Distributions
Dividends From Net Investment Income ..........           (0.41)           (0.41)           (0.41)           (0.39)           (0.39)
                                                    -----------      -----------      -----------      -----------      -----------
Total Distributions ...........................           (0.41)           (0.41)           (0.41)           (0.39)           (0.39)
                                                    -----------      -----------      -----------      -----------      -----------
Net Asset Value, End of the Year ..............     $      7.60      $      7.53      $      7.75      $      7.76      $      7.17
                                                    ===========      ===========      ===========      ===========      ===========
Total Return (%) (a) ..........................            17.2              4.6              8.6              5.3             (2.8)
Ratio of Operating Expenses to
  Average Net Assets (%) ......................            0.93             0.92             0.93             0.93             0.93
Ratio of Net Investment Income to
  Average Net Assets (%) ......................            5.52             5.46             5.19             5.03             5.13
Portfolio Turnover Rate (%) ...................              93               24               14               26              137
Net Assets, End of the Year (000) .............     $   195,301      $   180,983      $   177,099      $   172,643      $   152,829

(a)  A sales charge is not reflected in total return calculations.

                                                                                        Class B
                                                     ------------------------------------------------------------------------------
                                                                                   Year Ended December 31,
                                                     ------------------------------------------------------------------------------
                                                        1995             1996             1997             1998             1999
                                                     ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of the Year ........      $     6.85       $     7.60       $     7.53       $     7.75       $     7.76
                                                     ----------       ----------       ----------       ----------       ----------
Income From Investment Operations
Net Investment Income .........................            0.36             0.35             0.34             0.33             0.33
Net Realized and Unrealized Gain
  (Loss) on Investments .......................            0.74            (0.07)            0.23             0.01            (0.59)
                                                     ----------       ----------       ----------       ----------       ----------
Total From Investment Operations ..............            1.10             0.28             0.57             0.34            (0.26)
                                                     ----------       ----------       ----------       ----------       ----------
Less Distributions
Dividends From Net Investment Income ..........           (0.35)           (0.35)           (0.35)           (0.33)           (0.33)
                                                     ----------       ----------       ----------       ----------       ----------
Total Distributions ...........................           (0.35)           (0.35)           (0.35)           (0.33)           (0.33)
                                                     ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of the Year ..............      $     7.60       $     7.53       $     7.75       $     7.76       $     7.17
                                                     ==========       ==========       ==========       ==========       ==========
Total Return (%) (a) ..........................            16.3              3.9              7.8              4.5             (3.5)
Ratio of Operating Expenses to
  Average Net Assets (%) ......................            1.68             1.67             1.68             1.68             1.68
Ratio of Net Investment Income to
  Average Net Assets (%) ......................            4.77             4.71             4.44             4.28             4.38
Portfolio Turnover Rate (%) ...................              93               24               14               26              137
Net Assets, End of the Year (000) .............      $   12,069       $   12,568       $   13,356       $   15,878       $   15,644

(a) A contingent deferred sales charge is not reflected in total return calculations.

                  See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999


1. Significant Accounting Policies. The Fund is a series of Nvest Funds (formerly known as New England Funds) Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers both Class A and Class B shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount. Interest income is reduced by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Options. The Fund may use options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

================================================================================
For the Year Ended December 31, 1999


For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

d. Interest Rate Futures Contracts. The Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

e. Delayed Delivery Transactions. The Fund may purchase securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

f. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

g. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences primarily relate to differing treatments of market discount. Permanent book and tax basis differences will result in reclassification to the capital accounts.

================================================================================
For the Year Ended December 31, 1999


2. Purchases and Sales of Securities. For the year ended December 31, 1999 purchases and sales of securities (excluding short-term investments) were $246,025,435 and $253,005,847 respectively.

Transactions in written options for the year ended December 31, 1999 are summarized as follows:

                                                      Written Options
                                                --------------------------
                                                Number of         Premiums
                                                Contracts         Received
                                                ---------        ---------
     Open at December 31, 1998 ..........               0        $       0
     Contracts opened ...................            (300)        (179,850)
     Contracts closed ...................             300          179,850
                                                ---------        ---------
     Open at December 31, 1999 ..........               0        $       0
                                                =========        =========

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.50% of the first $100 million of the Fund's average daily net assets and 0.375% of such assets in excess of $100 million, reduced by the payment to the Fund's investment subadviser, Back Bay Advisors, L.P., ("Back Bay") at the rate of 0.25% of the first $100 million of the Fund's average daily net assets and 0.1875% of such assets in excess of $100 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Back Bay Advisors are wholly owned subsidiaries of Nvest Companies, L.P., ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by Nvest Management and Back Bay Advisors under the management and subadvisory agreements in effect during the year ended December 31, 1999 are as follows:

                                    Fees Earned
                                    -----------
                   Nvest Management                $    401,526
                   Back Bay                             401,525

The effective management fee for the year ended December 31, 1999 was 0.44%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and related clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999 these expenses amounted to $57,743 and are shown separately in the financial statements as accounting and administrative.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $105,963 as compensation for its services in that capacity.

================================================================================
For the Year Ended December 31, 1999


d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays Nvest Funds, L.P. ("Nvest Funds"), the Fund's distributor, (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $411,552 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1999 is $1,700,600.

Under the Class B Plan, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $40,485 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $121,453 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors of shares of the Fund during the year ended December 31, 1999 amounted to $248,606.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or

================================================================================
For the Year Ended December 31, 1999

certain other Nvest Funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

4. Concentration of Credit. At December 31, 1999, the Fund had the following industry concentrations in excess of 10% as a percentage of the Fund's total net assets: Airports 17.6%, Housing 13.1% and Industrial/Pollution 18.0%. The Fund also had more than 10% of its total net assets invested in: New York 23.3% and Pennsylvania 10.9% at December 31, 1999. Certain risks arise from concentrating investments in any state. Certain revenue or tax related events in a state may impair the ability of issuers of municipal securities to pay principal and interest on their obligations.

5. Capital Shares. At December 31, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class
B. Transactions in capital shares were as follows:

                                                                            Year Ended December 31,
                                                            --------------------------------------------------------
                                                                     1998                            1999
                                                            ------------------------        ------------------------
Class A                                                      Shares       Amount             Shares        Amount
-------                                                     --------    ------------        --------    ------------
Shares sold .........................................      1,861,867    $ 14,499,337       1,990,350    $ 15,053,406
Shares issued in connection with the reinvestment of:
    Dividends from net investment income ............        383,600    $  2,983,011         757,810    $  5,703,292
                                                           ---------    ------------       ---------    ------------
                                                           2,245,467      17,482,348       2,748,160      20,756,698
Shares repurchased ..................................     (2,848,146)    (22,174,070)     (3,669,760)    (27,649,417)
                                                           ---------    ------------       ---------    ------------
Net increase (decrease) .............................       (602,679)   $ (4,691,722)       (921,600)   $ (6,892,719)
                                                           ---------    ------------       ---------    ------------

                                                                            Year Ended December 31,
                                                            --------------------------------------------------------
                                                                     1998                            1999
                                                            ------------------------        ------------------------
Class B                                                      Shares       Amount             Shares        Amount
-------                                                      -------    ------------         -------    ------------
Shares sold .........................................        530,845    $  4,138,179         655,245    $  4,900,420
                                                             -------    ------------         -------    ------------
Shares issued in connection with the reinvestment of:
        Dividends from net investment income ........         21,211         164,921          50,159         377,387
                                                             -------    ------------         -------    ------------
                                                             552,056       4,303,100         705,404       5,277,807
    Shares repurchased ..............................       (229,346)     (1,783,503)       (568,649)     (4,220,363)
                                                             -------    ------------         -------    ------------
    Net increase (decrease) .........................        322,710       2,519,597         136,755       1,057,444
                                                             -------    ------------         -------    ------------

    Increase (decrease) derived from capital
        shares transactions .........................       (279,969)   $ (2,172,125)       (784,845)   $ (5,835,275)
                                                            ========    ============        ========    ============

                        REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================


To the Trustees of Nvest Funds Trust I
and the Shareholders of Nvest Municipal Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Municipal Income Fund (formerly the New England Municipal Income Fund) (the "Fund"), a series of Nvest Funds Trust I, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

                                  NVEST FUNDS
================================================================================

       LARGE-CAP EQUITY FUNDS                GLOBAL/INTERNATIONAL EQUITY
         Capital Growth Fund                     Star Worldwide Fund
         Kobrick Growth Fund                  International Equity Fund
             Growth Fund
       Growth and Income Fund                  CORPORATE INCOME FUNDS
            Balanced Fund                 Short Term Corporate Income Fund
             Value Fund                           Bond Income Fund
                                                  High Income Fund
        ALL-CAP EQUITY FUNDS                    Strategic Income Fund
         Star Advisers Fund
        Kobrick Capital Fund                   GOVERNMENT INCOME FUNDS
            Bullseye Fund                 Limited Term U.S. Government Fund
         Equity Income Fund                  Government Securities Fund

       SMALL-CAP EQUITY FUNDS                    MONEY MARKET FUNDS*
         Star Small Cap Fund                    Cash Management Trust
    Kobrick Emerging Growth Fund            Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                              or guaranteed by the FDIC
                                           or any other government agency

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478


     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------

 399 Boylston Street

Boston, Massachusetts

      02116
---------------------



MU56-1299

[LOGO] Printed on Recycled Paper

                                  ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                                Nvest Government
                                                                 Securities Fund


                                                                     Where
                                                                    The Best
                                                                  Minds Meet(R)




-----------------
December 31, 1999
-----------------

================================================================================


                                                                   February 2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."


After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.

                                                              /s/ John T. Hailer


--------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                        NVEST GOVERNMENT SECURITIES FUND
================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and has no expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.


                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       December 1989 through December 1999


                Net Asset        Maximum Sales      Lehman Government
                 Value(1)          Charge(2)          Bond Index(4)
                 --------          ---------          -------------
12/99            $18,168            $17,351            $20,578
12/98             19,415             18,541             21,048
12/97             17,813             17,012             19,160
12/96             16,149             15,422             17,484
12/95             16,022             15,301             17,012
12/94             13,348             12,748             14,377
12/93             14,125             13,490             14,878
12/92             12,959             12,376             13,445
12/91             12,134             11,588             12,539
12/90             10,564             10,089             10,872
12/89             10,000              9,550             10,000


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Y share performance will differ from that shown based on differences in inception dates, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                        NVEST GOVERNMENT SECURITIES FUND
================================================================================


                                        Average Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A (Inception 9/16/85)               1 Year     5 Years   10 Years
Net Asset Value(1)                         -6.42%      6.37%    6.16%
With Maximum Sales Charge(2)              -10.63       5.40     5.67
--------------------------------------------------------------------------------
Class B (Inception 9/23/93)               1 Year     5 Years  Since Inception
Net Asset Value(1)                         -7.13%      5.57%    3.19%
With CDSC(3)                              -11.53       5.25     3.19
--------------------------------------------------------------------------------
Class Y (Inception 3/31/94)                1 Year    5 Years  Since Inception
Net Asset Value(1)                         -6.28%      6.62%    5.35%
--------------------------------------------------------------------------------

                                                                         Since      Since
                                                                         Fund's     Fund's
                                                                        Class B     Class Y
Comparative Performance                    1 Year   5 Years  10 Years  Inception   Inception
Lehman Government Bond Index(4)            -2.23%     7.44%    7.48%     5.27%     6.37%
Morningstar Long Government Average(5)     -7.10      7.46     7.37      4.49      6.22
Lipper General Government Average(6)       -3.01      6.51     6.63      4.32      5.37
--------------------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available to certain institutional investors only.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 4.50% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

(4) The Lehman Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies that have maturities between one and ten years. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index. Class B since inception return is calculated from 9/30/93.

(5) Morningstar Long Government Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

(6) Lipper General Government Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

                        NVEST GOVERNMENT SECURITIES FUND
================================================================================


                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------

   [PHOTO]

   [PHOTO]

Scott Nicholson,
James Welch
Members of
management team,
Back Bay Advisors, L.P.

Q. How did Government Securities Fund perform over the year ending December 31, 1999?

1999 proved to be a very difficult year for the bond market. The reason? Rising interest rates. Government Securities Fund generated a return of -6.42% (based on the net asset value of Class A shares) for the 12 months ending December 31, 1999. The Fund's return included $0.68 per share in dividend distributions reinvested during the period. By comparison, your Fund's benchmark, the Lehman Government Bond Index, had a return of -2.23% for the same period.

Remember that your Fund's duration -- a measure of its sensitivity to changes in interest rates -- remains at a relatively fixed level that is longer than that of its benchmark. When a fund has a longer duration, its price is more sensitive to changes in interest rates. Interest rates rose significantly during the year -- and bond prices fell -- and your Fund's concentration on longer-duration bonds caused its performance to lag its benchmark. However, the reverse is also true: In a declining interest-rate environment, the Fund should have a greater opportunity to outpace its peers.

Q.   Why did interest rates rise so significantly in 1999?

The U.S. economy continued to grow at a very robust pace. In response, the Federal Reserve Board stepped in with a series of three interest-rate hikes in an attempt to slow growth and head off inflation. All segments of the fixed-income market suffered price declines through much of the year. On top of that, non-Treasury sectors, including the agency and mortgage-backed segments in which your Fund invests, were hit hard in the summer. At that time, issuers came to market with new bonds in order to secure funding well in advance of the year 2000. Simultaneously, investors and money managers wanted to more heavily weight their portfolios in Treasury securities in advance of 2000, because Treasuries are more easily traded and carry the highest credit quality. Too much supply and not enough demand dampened the performance of non-Treasury securities. More recently, we've seen a recovery in the non-Treasury

                        NVEST GOVERNMENT SECURITIES FUND
================================================================================


sectors of the bond market. Supply diminished considerably and, because the markets tend to be anticipatory, the closer we got to the turn of the millennium, the more comfortable investors became with non-Treasury bonds.

Q.   How was the Fund managed in this investment environment?

During the period, the yield curve flattened. That is, the difference between short- and long-term yields diminished. Within a flattening yield curve environment, intermediate-term securities in the middle of the yield curve tend to underperform bonds with other maturities. We attempted to reduce this effect by focusing the Fund's investments on either end of the yield curve, with very little in the middle. On one end of the spectrum, it held longer-maturity Treasuries. On the other, we focused on high-coupon, mortgage-backed securities that offered low interest-rate sensitivity and attractive yields.

We also recently increased the Fund's stake in Treasuries -- with corresponding declines in agency and mortgage-backed holdings -- in case the market experienced any credit or liquidity problems related to the year 2000.

Q.   What is your outlook?

We expect the Fed to raise short-term interest rates one or two more times over the next six months. Such a scenario should not catch the market by surprise, because bond yields have been priced as if rate increases are inevitable. With inflation still very much under control and signs that U.S. economic growth is moderating,


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                           Portfolio Mix -- 12/31/99

               U.S. Government Securities      69.3%
               Mortgage-Backed Securities      29.8%
               U.S. Agency Securities           0.9%


Portfolio holdings and asset allocation will vary.

                        NVEST GOVERNMENT SECURITIES FUND
================================================================================


just one or two more rate hikes could lay the groundwork for an improved environment in mid to late 2000. That's because real yields -- stated yields adjusted for inflation -- remain attractive on an historical basis.

The Fed remains committed to making sure that inflation doesn't become a problem. The rationale for a limited series of additional rate hikes would be to ensure that the economy slows to a level that is not so strong that it sparks inflation. That's good news for bond investors because inflation reduces the value of bonds' fixed payments.

The portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

The Fund invests in mortgage- or asset-backed securities, which are subject to prepayment risk. Treasury bills and U.S. government bonds fluctuate in value but they are guaranteed as to the timely payment of interest and if held to maturity, provide a guaranteed return of principal. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. These risks may increase share price volatility. See the Fund's prospectus for details.

Note to shareholders: Effective September 20, 1999, the Fund is managed by a management team from Back Bay Advisors. The management team consists of two or more portfolio managers who jointly manage the Fund's portfolio. Prior to this date, the Fund was managed by Scott Millimet.

                             PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Bonds and Notes -- 99.1% of Total Net Assets

                                                                                       Ratings (c) (unaudited)
                                                                                      -------------------------
  Principal                                                                                            Standard
   Amount        Description                                                          Moody's          & Poor's           Value (a)
------------------------------------------------------------------------------------------------------------------------------------
                Mortgage Backed--29.8%
$ 3,000,000     Federal Home Loan Mortgage Corp. 6.500%, 1/15/2022 ..................    Aaa               AAA          $ 2,732,790
  8,000,000     Federal Home Loan Mortgage Corp. 6.625%, 9/15/2009 ..................    Aaa               AAA            7,772,480
  2,120,454     Federal Home Loan Mortgage Corp. 7.500%, 4/1/2012 ...................    Aaa               AAA            2,136,357
  3,000,000     Federal National Mortgage Association 6.420%, 12/1/2007 .............    Aaa               AAA            2,844,347
  1,670,167     Government National Mortgage Association 7.500%, 4/15/2027 ..........    Aaa               AAA            1,652,948
 10,780,080     Government National Mortgage Association 8.000%, 9/15/2029 ..........    Aaa               AAA           10,887,881
    203,357     Government National Mortgage Association 8.500%, 2/15/2006 ..........    Aaa               AAA              208,750
    370,666     Government National Mortgage Association 9.000%,
                 with various maturities to 2016 (d) ................................    Aaa               AAA              389,795
    140,008     Government National Mortgage Association 9.500%,
                 with various maturities to 2009 (d) ................................    Aaa               AAA              147,961
    154,563     Government National Mortgage Association 10.000%,
                  with various maturities to 2016 (d) ...............................    Aaa               AAA              164,849
     19,576     Government National Mortgage Association 12.500%,
                 with various maturities to 2014 (d) ................................    Aaa               AAA               22,085
                                                                                                                         ----------
                                                                                                                         28,960,243
                                                                                                                         ----------
                U.S. Government--69.3%
  4,000,000     United States Treasury Bonds 6.125%, 11/15/2027 .....................    Aaa               AAA            3,722,480
  5,000,000     United States Treasury Bonds 8.000%, 11/15/2021 .....................    Aaa               AAA            5,674,200
  4,500,000     United States Treasury Bonds 8.750%, 8/15/2020 ......................    Aaa               AAA            5,452,020
  5,000,000     United States Treasury Bonds 9.250%, 2/15/2016 ......................    Aaa               AAA            6,172,650
  9,000,000     United States Treasury Bonds 11.625%, 11/15/2004 ....................    Aaa               AAA           10,870,290
 10,300,000     United States Treasury Bonds 13.250%, 5/15/2014  (e) ................    Aaa               AAA           14,840,034
  6,153,300     United States Treasury Notes (Inflation Indexed) 3.875%, 1/15/2009 ..    Aaa               AAA            5,945,626
  5,000,000     United States Treasury Notes 6.000%, 8/15/2009 ......................    Aaa               AAA            4,843,750
 10,000,000     United States Treasury Stripped Bonds, Zero Coupon, 8/15/2015 .......    Aaa               AAA            3,456,200
 14,000,000     United States Treasury Stripped Bonds, Zero Coupon, 11/15/2011 ......    Aaa               AAA            6,266,960
                                                                                                                         ----------
                                                                                                                         67,244,210
                                                                                                                         ----------
                Total Bonds and Notes (Identified Cost $100,178,582) ................                                    96,204,453
                                                                                                                         ----------


                See accompanying notes to financial statements.

================================================================================


Investments as of December 31, 1999

Short Term Investment-- 0.2%


  Principal
   Amount       Description                                                        Value (a)
---------------------------------------------------------------------------------------------
$   181,000     Repurchase Agreement with State Street Bank and Trust Co.
                dated 12/31/1999 at 2.50% to be repurchased
                at $181,038 on 1/03/2000 collateralized by $180,000
                U.S. Treasury Bond 6.75% due 8/15/2026 valued at $185,372 ....  $    181,000
                                                                                ------------
                Total Short Term Investment (Identified Cost $181,000) .......       181,000
                                                                                ------------
                Total Investments--99.3% (Identified Cost $100,359,582) (b) ..    96,385,453
                Other assets less liabilities ................................       701,999
                                                                                ------------
                Total Net Assets--100% .......................................  $ 97,087,452
                                                                                ============

     (a)        See Note 1a of Notes to Financial Statements.

     (b)        Federal Tax Information:

                At December 31, 1999, net unrealized depreciation on investments based on cost of $100,498,349 for federal income tax purposes was as follows:

                Aggregate gross unrealized appreciation for all investments
                in which there is an excess of value over tax cost. ..........  $     31,261

                Aggregate gross unrealized depreciation for all investments
                in which there is an excess of tax cost over value. ..........    (4,144,157)
                                                                                ------------
                Net unrealized depreciation. .................................  $ (4,112,896)
                                                                                ============

                At December 31, 1999 the Fund had a capital loss carryover of approximately $13,257,788 of which $4,040,060 expires on December 31, 2002, $3,530,050 expires on December 31, 2004 and $5,687,678 expires on December 31, 2007. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.

     (c) The ratings shown are believed to be the most recent ratings available at December 31, 1999. Securities are generally rated at the time of issuance. The rating agencies may revise their Ratings from time to time. As a result there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1999. The Fund's advisor independently Evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

     (d) The Fund's investment in mortgage backed securities of the Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of this issuer which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.

     (e) All or a portion of this security has been segregated as collateral in connection with the Fund's derivative and long settlement positions during the year. There were no open positions at year end.

                 See accompanying notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
================================================================================

December 31, 1999


ASSETS
   Investments at value (Identified cost $100,359,582) .................                   $  96,385,453
   Cash ................................................................                             125
   Receivable for:
          Fund shares sold .............................................                          18,518
          Accrued interest .............................................                       1,230,813
                                                                                           -------------
                                                                                              97,634,909

LIABILITIES
   Payable for:
          Fund shares redeemed .........................................        $263,654
          Dividends declared ...........................................         107,537

   Accrued expenses:
          Management fees ..............................................          54,646
          Deferred trustees' fees ......................................          48,187
          Accounting and administrative ................................           6,716
          Other ........................................................          66,717
                                                                           -------------
                                                                                                 547,457
                                                                                           -------------
NET ASSETS .............................................................                   $  97,087,452
                                                                                           =============
   Net Assets consist of:
          Capital paid in ..............................................                     114,755,336
          Overdistributed net investment income ........................                         (35,145)
          Accumulated net realized gains (losses) ......................                     (13,658,610)
          Unrealized appreciation (depreciation) on investments ........                      (3,974,129)
                                                                                           -------------
NET ASSETS .............................................................                   $  97,087,452
                                                                                           =============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
   ($84,903,514/8,112,918  shares of beneficial interest) ..............                          $10.47
                                                                                                  ======
Offering price per share (100/95.50 of $10.47) .........................                          $10.96*
                                                                                                  ======
Net asset value and offering price of Class B shares
   ($9,430,195/901,000  shares of beneficial interest) .................                          $10.47**
                                                                                                  ======
Net asset value, offering and redemption price of Class Y shares
   ($2,753,743/263,658  shares of beneficial interest) .................                          $10.44
                                                                                                  ======


*    Based upon single purchases of less than $100,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                 See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
================================================================================

Year Ended December 31, 1999


INVESTMENT INCOME
  Interest ...................................................                       $  7,860,532

  Expenses
         Management fees .....................................     $    694,061
         Service fees - Class A ..............................          234,846
         Service and distribution fees - Class B .............           99,838
         Trustees' fees and expenses .........................            6,283
         Accounting and administrative .......................           39,373
         Custodian ...........................................           84,907
         Transfer agent ......................................          241,900
         Audit and tax services ..............................           37,900
         Legal ...............................................            4,677
         Printing ............................................           22,932
         Registration ........................................           45,599
         Miscellaneous .......................................            2,460
                                                                   ------------
  Total expenses .............................................                          1,514,776
                                                                                     ------------
  Net investment income ......................................                          6,345,756

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Realized gain (loss) on:
         Investments - net ...................................       (6,250,090)
         Written options - net ...............................          905,136
         Futures contracts - net .............................         (563,749)
                                                                   ------------
         Total realized gain (loss) on investments,
             written options and futures contracts ...........       (5,908,703)
                                                                   ------------
  Unrealized appreciation (depreciation) on:
         Investments - net ...................................       (7,805,841)
         Futures contracts - net .............................           67,406
                                                                   ------------
         Total unrealized appreciation (depreciation) on
             investments and futures contracts ...............       (7,738,435)
                                                                   ------------
Net gain (loss) on investment transactions ...................                        (13,647,138)
                                                                                     ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........                       $ (7,301,382)
                                                                                     ============


                 See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================


                                                                                   Year Ended December 31,
                                                                             -----------------------------------
                                                                                 1998                   1999
                                                                             -------------         -------------
FROM OPERATIONS

Net investment income  ................................................      $   6,468,371         $   6,345,756
Net realized gain (loss) on investments,
 written options and futures contracts ................................          2,352,038            (5,908,703)
Unrealized appreciation (depreciation) on
  investments and futures contracts ...................................            657,435            (7,738,435)
                                                                             -------------         -------------
                                                                                 9,477,844            (7,301,382)
                                                                             -------------         -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income

     Class A ..........................................................         (5,800,979)           (5,749,722)
     Class B ..........................................................           (359,173)             (537,791)
     Class Y ..........................................................           (248,237)             (182,001)
                                                                             -------------         -------------
                                                                                (6,408,389)           (6,469,514)
INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE TRANSACTIONS ..........................         (2,871,290)           (5,234,472)
                                                                             -------------         -------------
Total increase (decrease) in net assets ...............................            198,165           (19,005,368)

NET ASSETS

     Beginning of the year ............................................        115,894,655           116,092,820
                                                                             -------------         -------------
     End of the year ..................................................      $ 116,092,820         $  97,087,452
                                                                             =============         =============
UNDISTRIBUTED (OVERDISTRIBUTED)
     NET INVESTMENT INCOME
     End of the year ..................................................      $      66,275         $     (35,145)
                                                                             =============         =============

                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                          Class A
                                                    -------------------------------------------------------------------------------

                                                                               Year Ended December 31,
                                                    -------------------------------------------------------------------------------
                                                        1995             1996             1997            1998              1999
                                                    -----------      -----------      -----------      -----------      -----------
Net Asset Value, Beginning of the Year .........    $     10.43      $     11.73      $     11.08      $     11.56      $     11.90
                                                    -----------      -----------      -----------      -----------      -----------
Income From Investment Operations

Net Investment Income ..........................           0.74             0.71             0.62             0.68             0.67
Net Realized and Unrealized Gain
(Loss) on Investments ..........................           1.29            (0.64)            0.48             0.33            (1.42)
                                                    -----------      -----------      -----------      -----------      -----------
Total From Investment Operations ...............           2.03             0.07             1.10             1.01            (0.75)
                                                    -----------      -----------      -----------      -----------      -----------
Less Distributions

Dividends From Net Investment Income ...........          (0.73)           (0.72)           (0.62)           (0.67)           (0.68)
                                                    -----------      -----------      -----------      -----------      -----------
Total Distributions ............................          (0.73)           (0.72)           (0.62)           (0.67)           (0.68)
                                                    -----------      -----------      -----------      -----------      -----------
Net Asset Value, End of the Year ...............    $     11.73      $     11.08      $     11.56      $     11.90      $     10.47
                                                    ===========      ===========      ===========      ===========      ===========
Total Return (%) (a) ...........................           20.0              0.8             10.3              9.0             (6.4)
Ratio of Operating Expenses to Average
  Net Assets (%) ...............................           1.35             1.32             1.36             1.38             1.36
Ratio of Net Investment Income to
  Average Net Assets (%) .......................           6.69             6.45             5.63             5.80             6.00
Portfolio Turnover Rate (%) ....................            559              462              391              106              313
Net Assets, End of the Year (000) ..............    $   147,503      $   120,607      $   103,583      $   103,032      $    84,904

(a)  A sales charge is not reflected in total return calculations.


                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                            Class B
                                                          --------------------------------------------------------------------------

                                                                                Year Ended December 31,
                                                          --------------------------------------------------------------------------
                                                            1995             1996            1997           1998             1999
                                                          ---------       ---------       ---------       ---------       ---------
Net Asset Value, Beginning of the Year .............      $   10.43       $   11.74       $   11.08       $   11.56       $   11.90
                                                          ---------       ---------       ---------       ---------       ---------
Income From Investment Operations

Net Investment Income ..............................           0.65            0.63            0.54            0.58            0.59
Net Realized and Unrealized Gain
(Loss) on Investments ..............................           1.30           (0.65)           0.48            0.34           (1.42)
                                                          ---------       ---------       ---------       ---------       ---------
Total From Investment Operations ...................           1.95           (0.02)           1.02            0.92           (0.83)
                                                          ---------       ---------       ---------       ---------       ---------
Less Distributions

Dividends From Net Investment Income ...............          (0.64)          (0.64)          (0.54)          (0.58)          (0.60)
                                                          ---------       ---------       ---------       ---------       ---------
Total Distributions ................................          (0.64)          (0.64)          (0.54)          (0.58)          (0.60)
                                                          ---------       ---------       ---------       ---------       ---------
Net Asset Value, End of the Year ...................      $   11.74       $   11.08       $   11.56       $   11.90       $   10.47
                                                          =========       =========       =========       =========       =========
Total Return (%) (a) ...............................           19.2            (0.1)            9.5             8.2            (7.1)
Ratio of Operating Expenses to Average
  Net Assets (%) ...................................           2.10            2.07            2.11            2.13            2.11
Ratio of Net Investment Income to
  Average Net Assets (%) ...........................           5.94            5.70            4.88            5.05            5.25
Portfolio Turnover Rate (%) ........................            559             462             391             106             313
Net Assets, End of the Year (000) ..................      $   4,858       $   5,385       $   5,654       $   9,657       $   9,430

(a) A contingent deferred sales charge is not reflected in total return calculations.


                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                          Class Y
                                                          -------------------------------------------------------------------------

                                                                                  Year Ended December 31,
                                                          -------------------------------------------------------------------------
                                                            1995            1996             1997           1998            1999
                                                          ---------       ---------       ---------       ---------       ---------
Net Asset Value, Beginning of the Year .............      $   10.44       $   11.71       $   11.07       $   11.54       $   11.88
                                                          ---------       ---------       ---------       ---------       ---------
Income From Investment Operations

Net Investment Income ..............................           0.80            0.74            0.65            0.72            0.70
Net Realized and Unrealized Gain
  (Loss) on Investments ............................           1.26           (0.63)           0.47            0.32           (1.43)
                                                          ---------       ---------       ---------       ---------       ---------
Total From Investment Operations ...................           2.06            0.11            1.12            1.04           (0.73)
                                                          ---------       ---------       ---------       ---------       ---------
Less Distributions

Dividends from Net Investment Income ...............          (0.79)          (0.75)          (0.65)          (0.70)          (0.71)
                                                          ---------       ---------       ---------       ---------       ---------
Total Distributions ................................          (0.79)          (0.75)          (0.65)          (0.70)          (0.71)
                                                          ---------       ---------       ---------       ---------       ---------
Net Asset Value, End of the Year ...................      $   11.71       $   11.07       $   11.54       $   11.88       $   10.44
                                                          =========       =========       =========       =========       =========
Total Return (%) ...................................           20.3             1.1            10.5             9.3            (6.3)
Ratio of Operating Expenses to
  Average Net Assets (%) ...........................           1.10            1.07            1.11            1.13            1.11
Ratio of Net Investment Income to
  Average Net Assets (%) ...........................           6.94            6.70            5.88            6.05            6.25
Portfolio Turnover Rate (%) ........................            559             462             391             106             313
Net Assets, End of the Year ........................      $   7,364       $   6,384       $   6,658       $   3,404       $   2,754


                 See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999


1. Significant Accounting Policies. The Fund is a series of Nvest Funds (formerly known as New England Funds) Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. Government securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B and Class Y shares. Class A shares are sold with a maximum front end sales charge of 4.50%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the subadviser, under the supervision of the Fund's trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount and/or market discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Options. The Fund may use options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of

================================================================================
For the Year Ended December 31, 1999


options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

d. Interest Rate Futures Contracts. The Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

e. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

f. Dividends and Distributions to Shareholders. Dividends are declared daily to shareholders of record at the time and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for mortgage-backed securities for book and tax purposes. Permanent book and tax basis differences will result in reclassification to the capital accounts.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of

================================================================================
For the Year Ended December 31, 1999


the underlying securities.

h. Delayed Delivery Transactions. The Fund may purchase securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. At December 31, 1999 the Fund held no delayed delivery securities.

2. Purchases and Sales of Securities. For the year ended December 31, 1999, purchases and sales of securities (excluding short-term investments) were as follows:

            Purchases                                     Sales
 ---------------------------------         ------------------------------------
 U.S. Government          Other            U.S. Government            Other
 ---------------      ------------         ---------------         ------------
$201,105,881          $130,384,386          $204,746,631           $131,558,637


Transactions in written options for the year ended December 31, 1999 are summarized as follows:

                                                          Written Options
                                                    ---------------------------
                                                    Number of          Premiums
                                                    Contracts          Received
                                                    ---------          --------
Open at December 31, 1998 ..............                  0         $         0
Contracts opened .......................             (4,600)         (2,172,728)
Contracts closed .......................              4,600           2,172,728
                                                      -----         -----------
Open at December 31, 1999 ..............                  0         $         0
                                                      =====         ===========

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("NFM") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million and 0.60% of such assets in excess of $500 million, reduced by the payment to the Fund's investment subadviser, Back Bay Advisors, L.P., ("Back Bay") at the rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Back Bay are wholly owned subsidiaries of Nvest Companies, L.P., ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by Nvest Management and Back Bay under the management and subadvisory agreements in effect during the year ended December 31, 1999 are as follows:

        Fees Earned
        -----------
       Nvest Management           $  347,031
       Back Bay                      347,030

The effective management fee for the year ended December 31, 1999 was 0.65%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel

================================================================================
For the Year Ended December 31, 1999


performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999 these expenses amounted to $39,373 and are shown separately in the financial statements as accounting and administrative.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $180,302 as compensation for its services in that capacity.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A Shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays Nvest Funds L.P. ("Nvest Funds"), the Fund's distributor, (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $234,846 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1999 is $1,583,658.

Under the Class B Plan, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $24,960 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $74,878 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999 amounted to $233,604.

================================================================================
For the Year Ended December 31, 1999


     e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

4. Capital Shares. At December 31, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class Y. Transactions in capital shares were as follows:


                                                                           Year Ended December 31,
                                                        ------------------------------------------------------------
                                                                   1998                              1999
                                                        ---------------------------    -----------------------------
      Class A                                             Shares           Amount           Shares         Amount
      -------                                           ------------    ------------    ------------    ------------
Shares Sold .........................................      1,656,981    $ 19,549,659       2,132,834    $ 23,656,205
Shares issued in connection with the reinvestment of:
    Dividends from net investment income ............        436,981       5,132,956         461,816       5,100,959
                                                        ------------    ------------    ------------    ------------
                                                           2,093,962    $ 24,682,615       2,594,650    $ 28,757,164
Shares repurchased ..................................     (2,395,445)    (28,036,795)     (3,141,142)    (34,765,081)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................       (301,483)   $ (3,354,180)       (546,492)   $ (6,007,917)
                                                        ------------    ------------    ------------    ------------
                                                                           Year Ended December 31,
                                                        ------------------------------------------------------------
                                                                   1998                              1999
                                                        ---------------------------    -----------------------------
      Class B                                             Shares           Amount           Shares         Amount
      -------                                           ------------    ------------    ------------    ------------
Shares sold .........................................        525,057    $  6,224,313         378,984    $  4,266,989
Shares issued in connection with the reinvestment of:
    Dividends from net investment income ............         20,660         243,213          33,386         368,048
                                                        ------------    ------------    ------------    ------------
                                                             545,717    $  6,467,526         412,370    $  4,635,037
Shares repurchased ..................................       (223,281)     (2,616,439)       (322,881)     (3,584,575)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................        322,436    $  3,851,087          89,489    $  1,050,462
                                                        ------------    ------------    ------------    ------------

================================================================================
For the Year Ended December 31, 1999


                                                                                  Year Ended December 31,
                                                                   --------------------------------------------------------
                                                                             1998                          1999
                                                                   --------------------------    --------------------------
      Class Y                                                        Shares         Amount          Shares        Amount
      -------                                                      -----------    -----------    -----------    -----------
Shares sold ....................................................       122,605    $ 1,438,718         71,052    $   788,905
Shares issued in connection with the reinvestment of:
    Dividends from net investment income .......................        20,559        240,336         16,199        178,666
                                                                   -----------    -----------    -----------    -----------
                                                                       143,164      1,679,054         87,251        967,571

Shares repurchased .............................................      (433,374)    (5,047,251)      (110,237)    (1,244,588)
                                                                   -----------    -----------    -----------    -----------
Net increase (decrease) ....................................          (290,210)   $(3,368,197)       (22,986)   $  (277,017)
                                                                   -----------    -----------    -----------    -----------
Increase (decrease) derived from capital shares transactions          (269,257)   $(2,871,290)      (479,989)   $(5,234,472)
                                                                   ===========    ===========    ===========    ===========


5. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. For the year ended December 31, 1999, the Fund did not enter into any securities lending transactions.

                       REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================


To the Trustees of Nvest Funds Trust I
and the Shareholders of the Nvest Government Securities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Government Securities Fund (formerly the New England Government Securities Fund) (the "Fund"), a series of Nvest Funds Trust I, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

          LARGE-CAP EQUITY FUNDS              GLOBAL/INTERNATIONAL EQUITY
            Capital Growth Fund                   Star Worldwide Fund
           Kobrick Growth Fund                International Equity Fund
               Growth Fund
          Growth and Income Fund                CORPORATE INCOME FUNDS
              Balanced Fund                Short Term Corporate Income Fund
                Value Fund                         Bond Income Fund
                                                   High Income Fund
           ALL-CAP EQUITY FUNDS                 Strategic Income Fund
            Star Advisers Fund
           Kobrick Capital Fund                 GOVERNMENT INCOME FUNDS
              Bullseye Fund                Limited Term U.S. Government Fund
            Equity Income Fund                Government Securities Fund

          SMALL-CAP EQUITY FUNDS                  MONEY MARKET FUNDS*
            Star Small Cap Fund                  Cash Management Trust
       Kobrick Emerging Growth Fund         Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                              or guaranteed by the FDIC
                                            or any other government agency

                             TAX-FREE INCOME FUNDS
                             Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                             Boston, MA 02116 Toll
                               Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------

 399 Boylston Street

Boston, Massachusetts

       02116
---------------------



GV56-1299

[LOGO] Printed on Recycled Paper

                                  ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                             Nvest International
                                                                     Equity Fund


                                                                  Where
                                                                The Best
                                                              Minds Meet(R)




-----------------
December 31, 1999
-----------------

================================================================================


                                                                   February 2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."


After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.

                                                              /s/ John T. Hailer

--------------------------------------------------------------------------------
NOT FDIC INSURED                  MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

                        NVEST INTERNATIONAL EQUITY FUND
================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   May 1992 (Inception) through December 1999

                    Net               Maximum             Morgan
                   Asset               Sales              Stanley
                  Value(1)           Charge(2)            EAFE(5)
                  --------           ---------            -------
12/99             $26,850             $25,312             $24,759
12/98              14,315              13,492              19,502
12/97              13,417              12,646              16,207
12/96              14,514              13,680              15,880
12/95              14,055              13,247              14,930
12/94              13,287              12,523              13,384
12/93              12,296              11,589              12,386
12/92               9,511               8,964               9,317
5/21/92            10,000               9,425              10,000


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will differ from that shown based on differences in inception dates, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                        NVEST INTERNATIONAL EQUITY FUND
================================================================================


                                        Average Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A (Inception 5/21/92)            1 Year       5 Years      Since Inception
Net Asset Value(1,4)                   87.59%        15.11%           13.85%
With Maximum Sales Charge(2,4)         76.80         13.75            12.97
--------------------------------------------------------------------------------
Class B (Inception 9/13/93)            1 Year       5 Years      Since Inception
Net Asset Value(1,4)                   86.26%        14.32%           12.52%
With CDSC(3,4)                         81.26         14.08            12.52
--------------------------------------------------------------------------------
Class C (Inception 12/30/94)           1 Year       5 Years      Since Inception
Net Asset Value(1,4)                   86.23%        14.37%           14.36%
With CDSC(3,4)                         85.23         14.37            14.36
--------------------------------------------------------------------------------
Class Y (Inception 9/9/93)             1 Year       5 Years      Since Inception
Net Asset Value(1,4)                   88.61%        15.89%           14.06%
--------------------------------------------------------------------------------

                                            Since    Since     Since     Since
                                            Fund's   Fund's    Fund's    Fund's
                                           Class A  Class B   Class C   Class Y
Comparative Performance   1 Year  5 Years   Incept.  Incept.   Incept.   Incept.

MSCI EAFE(5)               26.96%  12.83%   12.42%   11.62%    12.83%    11.62%
Morningstar Foreign
  Stock Average(6)         44.31   15.11    13.36    14.08     15.92     14.08
Lipper International
  Average(7)               40.88   15.05    13.25    13.46     15.05     13.46
--------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available to certain institutional investors only.

Notes to Charts

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes the reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) The Fund waived certain fees and expenses during the period indicated and the Fund's return would have been lower had these fees not been waived.

(5) The Morgan Stanley Capital International (MSCI) Europe Australia Far East Index (EAFE) is an unmanaged, market-weighted value index of the performance of approximately 1,000 companies representing stock markets in Europe, Australia, New Zealand and the Far East. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

(6) Morningstar Foreign Stock Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 5/31/92. Class B and Y since inception returns are calculated from 9/30/93.

(7) Lipper International Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 5/28/92. Class B and Class Y since inception returns are calculated from 9/30/93.

                         NVEST INTERNATIONAL EQUITY FUND
================================================================================


                                 Questions & Answers with Your Portfolio Manager
--------------------------------------------------------------------------------

[PHOTO]


[PHOTO]


[PHOTO]
Alexander Muromcew,
John Tribolet
and Eswar Menon
Loomis, Sayles &
Company, L.P.


On August 20, 1999, a new management team -- pictured at left -- took responsibility for the International Equity Fund.

Q. How did the International Equity Fund perform during the 12 months ended December 31, 1999?

The Fund's performance improved dramatically during the year, propelled by stock selection and improving fundamentals in overseas markets. For the 12 months, the Fund's Class A shares returned 87.59% based on net asset value, outperforming the 26.96% return of the MSCI EAFE Index, a common standard for international investing. The Fund's return includes capital gain distributions of $1.13 per share and $0.02 in dividends.

Q.   What was the overseas investment environment during the period?

After enduring a difficult investment environment for nearly two years, investors in overseas markets in 1999 were rewarded for their patience. Several foreign economies recovered from recession and their equity markets began reviving. Asia, in particular, began to experience strong growth. In Japan, banking reforms, corporate restructuring and a new generation of entrepreneurs helped revitalize an economy that had been in recession for almost all of the 1990s. Outside Japan, several emerging Asian markets, which had been battered by political and economic problems, reversed course. Stronger Asian economies boosted investor confidence in the region, sparking an influx of capital into the financial markets. The investment environment among European countries was mixed. Slower economic growth, lower corporate profits and the poor performance of the euro (Europe's new single currency) against the U.S. dollar held back some European markets. The United Kingdom was Europe's bright spot, however, as economic growth improved and declining interest rates encouraged investment.

                         NVEST INTERNATIONAL EQUITY FUND
================================================================================


--------------------------------------------------------------------------------

Q.   What factors contributed to the Fund's performance?

Individual stock selection, particularly in the technology area, was the biggest contributor to performance. In virtually every geographic region in which we invested, technology stocks were the strongest performers. We found opportunities across the technology spectrum -- in software, semiconductor and telecommunications companies. Other areas that performed well were specialty retailers, consumer durables and energy stocks. We committed the largest percentage of Fund assets to Europe, including the U.K. However, we invested more assets in Japan than in any other single country. While Japanese stocks across the board did well, the midsize companies that we emphasized outperformed large-cap companies.

Q.   As the new management team, how do you manage the portfolio?

We began managing the Fund in August 1999. Our team is composed of three managers who have worked together as international investors for several years. When selecting stocks for the portfolio, we use an investment strategy called "fundamental analysis." That is, rather than basing our investment decisions on macroeconomic issues, we judge companies on an individual basis, analyzing their revenues, earnings and balance sheet variables. We look for companies with rapid earnings growth, significant industry leadership, strong management and the potential for increased market share. We concentrate investments in developed countries outside of the U.S. Each member of the portfolio management team is responsible for investments in a specific region of the world. We believe there is no substitute


                       Your Fund's Country Mix -- 12/31/99

                                                                       % of
      Country                                                        Net Assets
--------------------------------------------------------------------------------
      1.  Japan                                                         29.9
--------------------------------------------------------------------------------
      2.  United Kingdom                                                13.4
--------------------------------------------------------------------------------
      3.  Netherlands                                                    9.5
--------------------------------------------------------------------------------
      4.  France                                                         6.3
--------------------------------------------------------------------------------
      5.  Germany                                                        6.1
--------------------------------------------------------------------------------
      6.  Canada                                                         5.4
--------------------------------------------------------------------------------
      7.  Hong Kong                                                      3.7
--------------------------------------------------------------------------------
      8.  Italy                                                          3.7
--------------------------------------------------------------------------------
      9.  Finland                                                        3.6
--------------------------------------------------------------------------------
     10.  Singapore                                                      2.9
--------------------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

                         NVEST INTERNATIONAL EQUITY FUND
================================================================================


--------------------------------------------------------------------------------

for first-hand knowledge of a company, and we travel extensively, visiting the companies in which we invest. The portfolio management team is backed by Loomis Sayles' large research department, composed of fundamental and technical analysts who conduct proprietary research and obtain information from a variety of industry sources.

Q.   What is your outlook?

We are optimistic about the potential for growth in overseas markets. We believe European markets will continue to benefit from merger and acquisition activity, restructuring efforts and an emphasis on running their businesses with an eye to shareholder value. In Japan, our enthusiasm is tempered by caution. While Japan appears to have turned the corner on recession, we believe it has a way to go before it is on a sure footing. The potential for short-term volatility is present in all financial markets, but we are confident about the long-term prospects of the individual companies in which we have invested. Most of our portfolio companies are global in scope and derive their profits not only from their own local markets but also from exporting their goods and services around the world. We believe this is an excellent time for investors to diversify a portion of their assets in overseas markets.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in the manager's opinion may result in strategic and other portfolio changes.

The International Equity Fund invests in foreign and emerging market securities, which may be affected by currency fluctuations, higher volatility and more limited liability than U.S. securities. Political, economic and information risks are also associated with foreign securities. Investing in small-cap companies involves greater risk than is customarily associated with more established companies. The Fund invests in lower rated, higher yielding bonds, which may involve greater risk. The Fund's investments may also be affected by the conversion of the currency of several European economies to the euro currency. These risks may increase share price volatility. See the Fund's prospectus for details.


                 Your Fund's 10 Largest Investments -- 12/31/99

                                                                        % of
     Company                                                          Net Assets
--------------------------------------------------------------------------------
      1.  Softbank Corporation                                           2.6
--------------------------------------------------------------------------------
      2.  Pacific Century                                                2.0
--------------------------------------------------------------------------------
      3.  Sony Corporation                                               1.9
--------------------------------------------------------------------------------
      4.  Nokia Oyj                                                      1.9
--------------------------------------------------------------------------------
      5.  Arm Holdings                                                   1.8
--------------------------------------------------------------------------------
      6.  Kyocera Corporation                                            1.8
--------------------------------------------------------------------------------
      7.  Murata Mfg. Co.                                                1.7
--------------------------------------------------------------------------------
      8.  Kingston Commerce Hull                                         1.7
--------------------------------------------------------------------------------
      9.  Kpnqwest                                                       1.6
--------------------------------------------------------------------------------
     10.  Solution 6 Holdings                                            1.6
--------------------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

                             PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Common Stock -- 97.9% of Total Net Assets

  Shares          Description                                         Value (a)
--------------------------------------------------------------------------------
                  Australia -- 2.5%
    180,000       ERG, Ltd. ....................................    $  1,010,354
    167,100       Solution 6 Holdings, Ltd. ....................       1,821,039
                                                                    ------------
                                                                       2,831,393
                                                                    ------------
                  Brazil -- 1.0%
      9,000       Telecomunicacoes Brasileiras (ADR) ...........       1,156,500
                                                                    ------------
                  Canada -- 5.4%
     30,500       Clearnet Communications, Inc. ................       1,049,065
     21,500       Diversinet Corp ..............................         473,000
     10,600       JDS Uniphase Corp. ...........................       1,709,912
     17,100       Nortel Networks Corp. ........................       1,727,769
     29,100       Telesystem International Wireless, Inc. ......       1,070,461
                                                                    ------------
                                                                       6,030,207
                                                                    ------------
                  Finland -- 3.6%
     18,500       Comptel ......................................       1,301,536
     11,700       Nokia OYJ ....................................       2,121,478
     14,000       UPM-Kymmene OYJ ..............................         564,116
                                                                    ------------
                                                                       3,987,130
                                                                    ------------
                  France-- 6.3%
      4,600       Alcatel S.A. .................................       1,056,508
      5,000       AXA ..........................................         697,086
      4,100       Carrefour S.A. ...............................         756,227
      6,100       Casino Guichard Perrachon S.A. ...............         698,667
      7,000       Coflexip S.A. ................................         508,762
      1,950       Societe Television Francaise 1 ...............       1,021,453
     11,600       STMicroelectronics NV ........................       1,756,675
      4,400       Total Fina S.A. ..............................         587,285
                                                                    ------------
                                                                       7,082,663
                                                                    ------------
                  Germany-- 6.1%
     16,000       Dresdner Bank AG .............................         870,350
     23,200       Epcos AG .....................................       1,741,103
     21,200       Global TeleSystems Group, Inc. ...............         734,050
      5,700       Kamps AG .....................................         393,320
      5,700       Kamps AG New .................................         380,113
      6,600       Mannesmann AG ................................       1,592,318
      9,000       Siemens AG ...................................       1,145,054
                                                                    ------------
                                                                       6,856,308
                                                                    ------------
                  Hong Kong-- 3.7%
     78,000       Cheung Kong Holdings, Ltd. ...................         988,358
    940,000       Giordano International, Ltd. .................         967,389
    951,000       Pacific Century Insurance Holdings ...........       2,208,214
                                                                    ------------
                                                                       4,163,961
                                                                    ------------
                  India-- 0.3%
     42,000       Gujarat Ambuja Cements Ltd ...................         315,000
                                                                    ------------


                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock -- continued

  Shares          Description                                         Value (a)
--------------------------------------------------------------------------------
                  Indonesia-- 0.4%
    159,000       Gudang Garam Perus ...........................    $    427,792
                                                                    ------------
                  Israel-- 0.9%
      8,700       Batm Advanced Communications, Ltd. ...........         719,519
     13,000       Partner Communication Company, Ltd. (ADR) ....         336,375
                                                                    ------------
                                                                       1,055,894
                                                                    ------------
                  Italy-- 3.7%
     14,000       Bipop S.p.A ..................................       1,238,939
    183,000       Pirelli S.p.A. ...............................         502,340
    430,000       Seat Pagine Gialle S.p.A. ....................       1,412,103
     84,000       Telecom Italia Mobile S.p.A. .................         938,407
                                                                    ------------
                                                                       4,091,789
                                                                    ------------
                  Japan-- 29.9%
      1,000       Advantest Corp. ..............................         264,265
      7,000       Doutor Coffee Co., Ltd. ......................         568,660
        600       Fancl Corp. ..................................         160,908
        350       Fast Retailing Co. ...........................         142,508
         93       Fuji Television Network Inc ..................       1,274,347
      3,000       Fujitsu Support & Service, Inc. ..............       1,471,078
     31,000       Fujitsu, Ltd. ................................       1,413,918
      1,800       Funai Electric Co. ...........................       1,060,585
        600       Hikari Tsushin, Inc. .........................       1,203,876
         19       Japan Telecom Company, Ltd. ..................         762,455
     14,000       Justsystem Corp. .............................         849,565
      7,800       Kyocera Corp. ................................       2,023,099
      5,000       Matsushita Communication Industries ..........       1,321,327
          1       Mobilephone Telecommunications Int'l Ltd. ....          99,834
         14       Mobilephone Telecommunications Int'l Ltd. ....       1,397,670
      8,000       Murata Manufacturining Co., Ltd. .............       1,879,221
      8,600       Nippon System Development Co., Ltd. ..........       1,254,184
         38       NTT Mobile Communications Network, Inc. ......       1,461,682
      5,200       Orix Corp ....................................       1,171,616
      3,600       Ryohin Keikaku Co. ...........................         722,678
     49,000       Sharp Corp. ..................................       1,254,135
      2,090       Shohkoh Fund & Co. ...........................         827,449
      3,000       Softbank Corp. ...............................       2,871,685
      7,300       Sony Corp. ...................................       2,164,921
     21,000       Taiyo Yuden Co. ..............................       1,245,571
     10,000       Tokyo Electron, Ltd. .........................       1,370,265
        900       Trans Cosmos Inc .............................         384,066
      4,000       Trend Micro Inc. .............................       1,010,081
          2       Yahoo Japan Corp. ............................       1,789,175
                                                                    ------------
                                                                      33,420,824
                                                                    ------------


                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock -- continued

  Shares          Description                                         Value (a)
--------------------------------------------------------------------------------
                  Mexico-- 1.7%
     16,000       Grupo Televisa S.A. (ADR) ....................    $  1,092,000
      7,200       Telefonos de Mexico S.A. (ADR) 144A ..........         810,000
                                                                    ------------
                                                                       1,902,000
                                                                    ------------
                  Netherlands-- 9.5%
     15,000       ASM Lithography Holding NV ...................       1,706,250
     10,400       Equant NV ....................................       1,164,800
     19,800       Fortis NV ....................................         713,052
     11,400       Koninklijke KPN NV ...........................       1,112,779
     27,500       KPNQwest NV ..................................       1,831,110
     14,100       OPENTV Corp. .................................       1,131,525
     13,500       United Pan-Europe Comminications NV ..........       1,727,101
     36,000       VersaTel Telecom International NV ............       1,257,750
                                                                    ------------
                                                                      10,644,367
                                                                    ------------
                  Singapore-- 2.9%
    141,000       Datacraft Asia ...............................       1,170,300
     76,855       DBS Group Holdings ...........................       1,259,767
    166,000       Natsteel Electronics Ltd. ....................         877,094
                                                                    ------------
                                                                       3,307,161
                                                                    ------------
                  South Korea-- 1.9%
      7,800       Korea Telecom Corp.(ADR) .....................         583,050
      3,600       Samsung Electronics Ltd. .....................         843,329
     18,025       SK Telecom Co., Ltd. (ADR) ...................         691,709
                                                                    ------------
                                                                       2,118,088
                                                                    ------------
                  Spain-- 2.2%
     22,000       Sogecable S.A. ...............................       1,405,051
     13,464       Telefonica S.A. (ADR) ........................       1,061,132
                                                                    ------------
                                                                       2,466,183
                                                                    ------------
                  Sweden-- 0.9%
     15,200       Ericsson Telefoniaktiebolag, Series B ........         977,130
                                                                    ------------
                  Taiwan-- 1.0%
     25,000       Taiwan Semiconductor Manufacturing
                  Company, Ltd. (ADR) ..........................       1,125,000
                                                                    ------------
                  Turkey-- 0.5%
 18,000,000       Yapi Ve Kredi Bankasi ........................         555,863
                                                                    ------------
                  United Kingdom-- 13.4%
     30,600       Arm Holdings PLC .............................       2,068,569
    164,000       Billiton PLC .................................         972,217
     78,000       BP Amoco PLC .................................         787,358
     39,000       British Telecom PLC ..........................         944,951
     61,000       Cable & Wireless PLC .........................       1,046,424
     25,600       COLT Telecom Group PLC .......................       1,321,600
     53,000       EMAP PLC .....................................       1,095,820
     33,000       Filtronic PLC ................................       1,119,403
    145,000       Kingston Communications PLC ..................       1,873,748


                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock -- continued

  Shares          Description                                         Value (a)
--------------------------------------------------------------------------------
                  United Kingdom-- continued
     64,000       Marconi PLC ..................................    $  1,128,901
      8,525       NTL, Inc. ....................................       1,063,374
     46,500       Prudential Corp. PLC .........................         907,346
     73,000       Shire Pharmaceuticals Group PLC ..............         725,189
                                                                    ------------
                                                                      15,054,900
                                                                    ------------
                  Total Common Stock
                    (Identified Cost $65,041,476) ..............     109,570,153
                                                                    ------------

Short Term Investment - 1.6%

 Principal
   Amount         Description                                         Value (a)
--------------------------------------------------------------------------------
$ 1,755,000       Repurchase Agreement with State
                  Street Bank & Trust Co. dated 12/31/1999
                  at 2.500% to be repurchased at $1,755,366
                  on 01/03/2000 collateralized by $1,435,000
                  U.S. Treasury Bond, 8.875%, due 02/15/2019
                  valued at $1,793,320 .........................      1,755,000
                                                                   ------------
                  Total Short Term Investment
                  (Identified Cost $1,755,000) .................      1,755,000
                                                                   ------------
                  Total Investments - 99.5%
                  (Identified Cost $66,796,476) (b) ............    111,325,153
                  Other assets less liabilities ................        624,985
                                                                   ------------
                  Total Net Assets - 100% ......................   $111,950,138
                                                                   ============

      (a)  See Note 1a of Notes to Financial Statements.

      (b)  Federal Tax Information:
           At December 31, 1999 the net unrealized appreciation on investments based on cost of $68,098,809 for federal income tax purposes was as follows:

           Aggregate gross unrealized appreciation
             for all investments in which there is an excess
             of value over tax cost ............................   $ 44,260,850

           Aggregate gross unrealized depreciation for all
             investments in which there is an excess
             of tax cost over value ............................     (1,034,506)
                                                                   ------------
           Net unrealized appreciation. ........................   $ 43,226,344
                                                                   ============
           The Fund earned foreign source income of $943,689 and paid foreign taxes of $133,328 which it intends to elect to pass through to its shareholders (unaudited).

     ADR An American Depositary Receipt (ADR) is a certificate issued by a U.S. Bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

     144A Securities exempt from registration under Rule 144A of the Securities
          Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $810,000 or 0.7% of net assets.

Ten Largest Industry Holdings at December 31, 1999 (unaudited).

    Telecommunications             23.4%     Business Services             3.5%
    Electronics                    19.9      Conglomerates                 3.5
    Broadcasting                    5.5      Retail                        2.9
    Computer Software & Services    3.7      Manufacturing                 2.5
    Banks                           3.5      Insurance                     2.1


                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
================================================================================

December 31, 1999

ASSETS
    Investments at value (Identified cost $66,796,476) .........                    $111,325,153
    Cash .......................................................                             842
    Foreign cash at value (Identified cost $343,127)                                     339,337
    Investments held as collateral for loaned securities .......                      20,467,916

    Receivable for:
         Fund shares sold ......................................                         392,973
         Securities sold .......................................                       1,464,770
         Dividends and interest ................................                          21,165
         Tax reclaims ..........................................                          55,183
                                                                                    ------------
                                                                                     134,067,339

LIABILITIES
    Payable for:
         Collateral on securities loaned, at value .............  $ 20,467,916
         Securities purchased ..................................       648,664
         Fund shares redeemed ..................................       715,717
         Withholding Taxes .....................................         2,485
    Accrued expenses:
         Management fees .......................................       170,164
         Deferred trustees' fees ...............................        23,583
         Accounting and administrative .........................         4,954
         Other .................................................        83,718
                                                                  ------------
                                                                                      22,117,201
                                                                                    ------------
NET ASSETS .....................................................                    $111,950,138
                                                                                    ============
    Net Assets consist of:
         Capital paid in .......................................                      62,876,669
         Undistributed (overdistributed) net investment income .                          26,821
         Accumulated net realized gains (losses) ...............                       4,530,265
         Unrealized appreciation (depreciation)
         on investments and foreign currency transactions ......                      44,516,383
                                                                                    ------------
 NET ASSETS ....................................................                    $111,950,138
                                                                                    ============
Computation of net asset value and offering price:

Net asset value and redemption price of Class A shares
  ($67,197,473/2,646,327 shares of beneficial interest) ........                          $25.39
                                                                                          ======
Offering price per share (100/94.25 of $25.39) .................                           26.94*
                                                                                          ======
Net asset value and offering price of Class B shares
  ($29,044,938/1,175,631  shares of beneficial interest) .......                          $24.71**
                                                                                          ======
Net asset value and offering price of Class C shares
  ($1,266,860/51,130  shares of beneficial interest) ...........                          $24.78**
                                                                                          ======
Net asset value, offering and redemption price of Class Y shares
  ($14,440,867/559,564 shares of beneficial interest) ..........                          $25.81
                                                                                          ======

*    Based upon single purchases of less than $50,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS
================================================================================


Year Ended December 31, 1999

INVESTMENT INCOME
     Dividends (net of foreign taxes of $133,328) ..................................                    $    812,713
     Interest ......................................................................                         446,955
     Securities lending income .....................................................                          34,151
                                                                                                        ------------
                                                                                                           1,293,819

     Expenses
         Management fees ...........................................................     $    634,275
         Service fees - Class A ....................................................          111,048
         Service and distribution fees - Class B ...................................          185,331
         Service and distribution fees - Class C ...................................            7,292
         Trustees' fees and expenses ...............................................            7,328
         Accounting and administrative .............................................           29,210
         Custodian .................................................................          199,881
         Transfer agent ............................................................          381,156
         Audit and tax services ....................................................           46,540
         Legal .....................................................................            4,776
         Printing ..................................................................           38,331
         Registration ..............................................................           38,025
         Miscellaneous .............................................................           23,935
                                                                                         ------------
     Total expenses ................................................................        1,707,128
     Less expenses waived by the investment adviser and subadviser .................         (183,638)     1,523,490
                                                                                         ------------   ------------
     Net investment loss ...........................................................                        (229,671)
                                                                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCY TRANSACTIONS

     Realized gain (loss) on:
         Investments - net .........................................................       11,769,319
         Foreign currency transactions - net .......................................          (12,887)
                                                                                         ------------
         Total realized gain (loss) on investments and foreign currency transactions       11,756,432
                                                                                         ------------
     Unrealized appreciation (depreciation) on:
         Investments - net .........................................................       41,069,248
         Foreign currency transactions - net .......................................          (17,664)
                                                                                         ------------
         Total unrealized appreciation (depreciation)
          on investments and foreign currency transactions .........................       41,051,584
                                                                                         ------------
Net gain (loss) on investment transactions .........................................                      52,808,016
                                                                                                        ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............................                    $ 52,578,345
                                                                                                        ============

                 See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================


                                                             Year Ended December 31,
                                                          ------------------------------
                                                              1998             1999
                                                          -------------    -------------
FROM OPERATIONS

Net investment income (loss) ..........................   $     704,144    $    (229,671)
Net realized gain (loss) on investments
   and foreign currency transactions ..................         953,025       11,756,432

Unrealized appreciation (depreciation) on investments
   and foreign currency transactions ..................       4,841,006       41,051,584
                                                          -------------    -------------
Increase (decrease) in net assets from operations .....      6,498,175       52,578,345
                                                          -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net investment income
         Class A ......................................        (743,361)         (49,375)
         Class B ......................................        (169,471)               0
         Class C ......................................          (7,274)               0
         Class Y ......................................        (116,545)         (30,949)
     In excess of net investment income
         Class A ......................................        (699,993)               0
         Class B ......................................        (159,585)               0
         Class C ......................................          (6,849)               0
         Class Y ......................................        (109,746)               0
     Net realized gain on investments
         Class A ......................................        (611,914)      (2,895,169)
         Class B ......................................        (261,317)      (1,259,652)
         Class C ......................................         (11,221)         (58,452)
         Class Y ......................................         (68,571)        (573,138)
     In excess of net realized gain on investments
         Class A ......................................        (303,298)               0
         Class B ......................................        (129,523)               0
         Class C ......................................          (5,561)               0
         Class Y ......................................         (33,988)               0
                                                          -------------    -------------
                                                             (3,438,217)      (4,866,735)
                                                          -------------    -------------

INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS ............     (18,064,404)      (9,414,479)
                                                          -------------    -------------
Total increase (decrease) in net assets ...............     (15,004,446)      38,297,131

NET ASSETS
   Beginning of the year ..............................      88,657,453       73,653,007
                                                          -------------    -------------
   End of the year ....................................   $  73,653,007      111,950,138
                                                          =============    =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
   End of the year ....................................   $    (537,133)          26,821
                                                          =============    =============


                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                  Class A
                                                ------------------------------------------------------------------------------

                                                                           Year Ended December 31,
                                                ------------------------------------------------------------------------------
                                                   1995            1996             1997             1998             1999
                                                -----------    -----------       -----------      -----------      -----------
Net Asset Value, Beginning of the Year ......   $     15.50    $     16.13       $     16.31      $     14.06      $     14.26
                                                -----------    -----------       -----------      -----------      -----------
Income From Investment Operations
Net Investment Income (Loss) ................          0.27           0.02(b)           0.09(b)          0.15(b)         (0.03)(b)
Net Realized and Unrealized Gain
  (Loss) on Investments .....................          0.63           0.51             (1.25)            0.77            12.31
                                                -----------    -----------       -----------      -----------      -----------
Total From Investment Operations ............          0.90           0.53             (1.16)            0.92            12.28
                                                -----------    -----------       -----------      -----------      -----------
Less Distributions
Dividends From Net Investment Income ........         (0.27)         (0.02)             0.00            (0.23)           (0.02)
Dividends in Excess of Net Investment Income           0.00           0.00              0.00            (0.21)            0.00
Distributions From Net Realized Capital Gains          0.00          (0.33)            (1.05)           (0.19)           (1.13)
Distributions in Excess of Net Realized Gains          0.00           0.00             (0.04)           (0.09)            0.00
                                                -----------    -----------       -----------      -----------      -----------
Total Distributions .........................         (0.27)         (0.35)            (1.09)           (0.72)           (1.15)
                                                -----------    -----------       -----------      -----------      -----------
Net Asset Value, End of the Year ............   $     16.13    $     16.31       $     14.06      $     14.26      $     25.39
                                                ===========    ===========       ===========      ===========      ===========
Total Return (%) (a) ........................           5.8            3.3              (7.6)             6.7             87.6
Ratio of Operating Expenses to
  Average Net Assets (%) (c) ................          1.75           1.75              1.75             1.91             2.00
Ratio of Net Investment Income (Loss)
  to Average Net Assets (%) .................          1.24           0.14              0.62             1.04            (0.15)
Portfolio Turnover Rate (%) .................           119             59               154              105              229
Net Assets, End of the Year (000) ...........   $   136,848    $   109,773       $    57,845      $    47,444      $    67,197


The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners,
Ltd. Effective February 15, 1997 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a)  A sales charge is not reflected in total return calculations.

(b) Per share net investment income has been calculated using the average shares outstanding during the year.

(c) The ratio of operating expenses to average net assets without giving effect to expense limitations described in Note 4 to the Financial Statements would have been (%):

                                                      1.83            1.79              2.14             2.25             2.26


                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                Class B
                                                ---------------------------------------------------------------------------

                                                                         Year Ended December 31,
                                                ---------------------------------------------------------------------------
                                                   1995          1996             1997             1998             1999
                                                ----------    ----------       ----------       ----------       ----------
Net Asset Value, Beginning of the Year ......   $    15.35    $    15.93       $    16.00       $    13.71       $    13.98
                                                ----------    ----------       ----------       ----------       ----------
Income From Investment Operations
Net Investment Income (Loss) ................         0.19         (0.10)(b)        (0.03)(b)         0.04(b)         (0.15)(b)
Net Realized and Unrealized Gain
  (Loss) on Investments .....................         0.58          0.50            (1.17)            0.75            12.01
                                                ----------    ----------       ----------       ----------       ----------
Total From Investment Operations ............         0.77          0.40            (1.20)            0.79            11.86
                                                ----------    ----------       ----------       ----------       ----------
Less Distributions
Dividends From Net Investment Income ........        (0.19)         0.00             0.00            (0.12)            0.00
Dividends in Excess of Net Investment Income          0.00          0.00             0.00            (0.12)            0.00
Distributions From Net Realized Capital Gains         0.00         (0.33)           (1.05)           (0.19)           (1.13)
Distributions in Excess of Net Realized Gains         0.00          0.00            (0.04)           (0.09)            0.00
                                                ----------    ----------       ----------       ----------       ----------
Total Distributions .........................        (0.19)        (0.33)           (1.09)           (0.52)           (1.13)
                                                ----------    ----------       ----------       ----------       ----------
Net Asset Value, End of the Year ............   $    15.93    $    16.00       $    13.71       $    13.98       $    24.71
                                                ==========    ==========       ==========       ==========       ==========
Total Return (%) (a) ........................          5.0           2.5             (8.0)             5.8             86.3
Ratio of Operating Expenses to
  Average Net Assets (%) (c) ................         2.50          2.50             2.50             2.66             2.75
Ratio of Net Investment Income (Loss)
  to Average Net Assets (%) .................         0.49         (0.61)           (0.13)            0.29            (0.90)
Portfolio Turnover Rate (%) .................          119            59              154              105              229
Net Assets, End of the Year (000) ...........   $   52,895    $   45,974       $   25,216       $   19,797       $   29,045

The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners,
Ltd. Effective February 15, 1997 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment income has been calculated using the average shares outstanding during the year.

(c) The ratio of operating expenses to average net assets without giving effect to expense limitations described in Note 4 to the Financial Statements would have been (%):

                                                      2.58          2.54             2.89             3.00             3.01


                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                             Class C
                                                ----------------------------------------------------------------

                                                                     Year Ended December 31,
                                                ----------------------------------------------------------------
                                                  1995          1996         1997          1998          1999
                                                ---------    ---------     ---------     ---------     ---------
Net Asset Value, Beginning of the Year ......   $   15.35    $   15.96     $   16.03     $   13.74     $   14.02
                                                ---------    ---------     ---------     ---------     ---------
Income From Investment Operations
Net Investment Income (Loss) ................        0.19        (0.10)(b)     (0.03)(b)      0.05(b)      (0.15)(b)
Net Realized and Unrealized Gain (Loss)
  on Investments ............................        0.61         0.50         (1.17)         0.75         12.04
                                                ---------    ---------     ---------     ---------     ---------
Total From Investment Operations ............        0.80         0.40         (1.20)         0.80         11.89
                                                ---------    ---------     ---------     ---------     ---------
Less Distributions
Dividends From Net Investment Income ........       (0.19)        0.00          0.00         (0.12)         0.00
Dividends in Excess of Net Investment Income         0.00         0.00          0.00         (0.12)         0.00
Distributions From Net Realized Capital Gains        0.00        (0.33)        (1.05)        (0.19)        (1.13)
Distributions in Excess of Net Realized Gains        0.00         0.00         (0.04)        (0.09)         0.00
                                                ---------    ---------     ---------     ---------     ---------
Total Distributions .........................       (0.19)       (0.33)        (1.09)        (0.52)        (1.13)
                                                ---------    ---------     ---------     ---------     ---------
Net Asset Value, End of the Year ............   $   15.96    $   16.03     $   13.74     $   14.02     $   24.78
                                                =========    =========     =========     =========     =========
Total Return (%) (a) ........................         5.2          2.5          (8.0)          5.9          86.2
Ratio of Operating Expenses
  to Average Net Assets(%)(c) ...............        2.50         2.50          2.50          2.66          2.75
Ratio of Net Investment Income (Loss)
  to Average Net Assets (%) .................        0.49        (0.61)        (0.13)         0.29         (0.90)
Portfolio Turnover Rate (%) .................         119           59           154           105           229
Net Assets, End of the Year (000) ...........   $   1,066    $     850     $     843     $     860     $   1,267

The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners,
Ltd. Effective February 15, 1997 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment income has been calculated using the average shares outstanding during the year.

(c) The ratio of operating expenses to average net assets without giving effect to expense limitations described in Note 4 to the Financial Statements would have been (%):

                                                     2.58         2.54          2.89          3.00          3.01


                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                              Class Y
                                                -------------------------------------------------------------------------

                                                                        Year Ended December 31,
                                                -------------------------------------------------------------------------
                                                   1995          1996             1997            1998            1999
                                                ----------    ----------       ----------      ----------      ----------
Net Asset Value, Beginning of the Year ......   $    15.64    $    16.25       $    16.48      $    14.35      $    14.45
                                                ----------    ----------       ----------      ----------      ----------
Income From Investment Operations
Net Investment Income (Loss) ................         0.42          0.11(a)          0.19(a)         0.25(a)         0.02(a)
Net Realized and Unrealized Gain
  (Loss) on Investments .....................         0.60          0.54            (1.23)           0.77           12.54
                                                ----------    ----------       ----------      ----------      ----------
Total From Investment Operations ............         1.02          0.65            (1.04)           1.02           12.56
                                                ----------    ----------       ----------      ----------      ----------
Less Distributions
Dividends From Net Investment Income ........        (0.41)        (0.09)            0.00           (0.33)          (0.07)
Dividends in Excess of Net Investment Income          0.00          0.00             0.00           (0.31)           0.00
Distributions From Net Realized Capital Gains         0.00         (0.33)           (1.05)          (0.19)          (1.13)
Distributions in Excess of Net Realized Gains         0.00          0.00            (0.04)          (0.09)           0.00
                                                ----------    ----------       ----------      ----------      ----------
Total Distributions .........................        (0.41)        (0.42)           (1.09)          (0.92)          (1.20)
                                                ----------    ----------       ----------      ----------      ----------
Net Asset Value, End of the Year ............   $    16.25    $    16.48       $    14.35      $    14.45      $    25.81
                                                ==========    ==========       ==========      ==========      ==========
Total Return (%) ............................          6.6           4.0             (6.7)            7.3            88.6
Ratio of Operating Expenses to
  Average Net Assets (%) (b) ................         1.00          1.00             1.15            1.31            1.55
Ratio of Net Investment Income to
  Average Net Assets (%) ....................         1.99          0.89             1.22            1.64            0.10
Portfolio Turnover Rate (%) .................          119            59              154             105             229
Net Assets, End of the Year (000) ...........   $   83,119    $   52,161       $    4,752      $    5,552      $   14,441


The Subadviser to the Fund prior to February 15, 1997 was Draycott Partners,
Ltd. Effective February 15, 1997 Loomis, Sayles & Company, L.P. became the subadviser to the Fund.

(a) Per share net investment income has been calculated using the average shares outstanding during the year.

(b) The ratio of operating expenses to average net assets without giving effect to expense limitations described in Note 4 to the Financial Statements would have been (%):

                                                      1.21          1.19             1.41            1.65            1.81


                 See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999

1. Significant Accounting Policies. The Fund is a series of Nvest Funds (formerly known as New England Funds) Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks total return from long-term growth of capital and dividend income, primarily through investments in international equity securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years (or five years if purchased prior to May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional- size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

================================================================================
For the Year Ended December 31, 1999


b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or when the Fund first learns of the dividend, and interest income is recorded on the accrual basis. Investment income is recorded net of foreign taxes withheld when recovery of such taxes is uncertain. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange gains or losses included in realized net gain or loss on foreign currency transactions arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, resulting from changes in exchange rates.

d. Forward Foreign Currency Contracts. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the schedule of investments under the caption "Forward Foreign Currency Contracts Outstanding." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

================================================================================
For the Year Ended December 31, 1999


f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and passive foreign investment companies for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 1999 purchases and sales of securities (excluding short-term investments) were $161,182,050 and $174,313,849, respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.90% of the first $200 million of the Fund's average daily net assets, 0.85% of the next $300 million and 0.80% of such assets in excess of $500 million, reduced by the payment to Loomis Sayles & Company, L.P. ("Loomis Sayles") at the rate of 0.40% of the first $200 million of the Fund's average daily net assets and 0.35% of such assets in excess of $200 million. Certain officers and directors of Nvest Management are also officers or trustees of the Fund. Nvest Management and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

Fees earned by Nvest Management and Loomis Sayles under the management and subadvisory agreements in effect during the year ended December 31, 1999 are as follows:

            Fees Earned (a)
            ---------------
            Nvest Management                   $ 352,375
            Loomis Sayles                        281,900

(a)  Before reduction due to expense limitation. See Note 4.

The effective management fee for the year ended December 31, 1999 was 0.64% after reduction due to expense limitation.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses,

================================================================================
For the Year Ended December 31, 1999


registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999, these expenses amounted to $29,210 and are shown separately in the financial statements as accounting and administrative.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999 the Fund paid NSC $304,122 as compensation for its services in that capacity.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds, L.P. ("Nvest Funds"), the Fund's distributor, (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by the Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $111,048 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1999 is $514,256.

Under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $46,333 and $1,823 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $138,998 and $5,469 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999 amounted to $112,037.

================================================================================
For the Year Ended December 31, 1999


e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

4. Expense Limitations. Nvest Management has given a binding undertaking and Loomis Sayles has voluntarily agreed until further notice to waive their respective management and subadvisory fees and, if necessary, Nvest Management has agreed to bear certain expenses associated with the Fund, to limit the Fund's expenses to the annual rates of 2.0%, 2.75%, 2.75% and 1.75% of the average net assets of the Fund's Class A,B,C, and Y shares, respectively. Nvest Management's undertaking will be in effect for the life of the Fund's current prospectus. Prior to September 23, 1999 Nvest Management and Loomis Sayles voluntarily agreed to limit the Fund's expenses to an annual rate of 1.40% of the Fund's Class Y average daily net assets.

As a result of the Fund's expenses exceeding the expense limitations during the year ended December 31, 1999, Nvest Management waived $102,021 of its $352,375 management fees and Loomis Sayles waived $81,617 of its $281,900 subadvisory fees.

5. Concentration of Risk. The Fund had the following geographic concentration in excess of 10% of its total net assets at December 31, 1999: Japan 29.9% and United Kingdom 13.4%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

6. Capital Shares. At December 31, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                             Year Ended December 31,
                                                        ----------------------------------------------------------------
                                                                     1998                             1999
                                                        ------------------------------    ------------------------------
Class A                                                    Shares           Amount           Shares           Amount
-------                                                 -------------    -------------    -------------    -------------
Shares sold .........................................       8,474,110    $ 124,114,863        8,948,596    $ 133,717,101
Shares issued in connection with the reinvestment of:
    Dividends from net investment income ............          95,988        1,345,238            2,866           48,761
    Distributions from net realized gain ............          60,507          854,966          184,256        2,759,892
                                                        -------------    -------------    -------------    -------------
                                                            8,630,605    $ 126,315,067        9,135,718    $ 136,525,754
Shares repurchased ..................................      (9,416,378)    (139,099,092)      (9,816,773)    (146,515,786)
                                                        -------------    -------------    -------------    -------------
Net increase (decrease) .............................        (785,773)   $ (12,784,025)        (681,055)   $  (9,990,032)
                                                        -------------    -------------    -------------    -------------

================================================================================
For the Year Ended December 31, 1999


                                                                             Year Ended December 31,
                                                        ----------------------------------------------------------------
                                                                     1998                             1999
                                                        ------------------------------    ------------------------------
Class B                                                    Shares           Amount           Shares           Amount
-------                                                 -------------    -------------    -------------    -------------
Shares sold .........................................         168,917    $   2,457,017          174,034    $   2,997,379
Shares issued in connection with the reinvestment of:
    Dividends from net investment income ............          22,260          308,524                0                0
    Distributions from net realized gain ............          26,508          367,396           56,778        1,196,312
                                                        -------------    -------------    -------------    -------------
                                                              217,685    $   3,132,937          230,812    $   4,193,691
Shares repurchased ..................................        (641,262)      (9,243,198)        (471,443)      (7,021,664)
                                                        -------------    -------------    -------------    -------------

Net increase (decrease) .............................        (423,577)   $  (6,110,261)        (240,631)   $  (2,827,973)
                                                        -------------    -------------    -------------    -------------


                                                                             Year Ended December 31,
                                                        ----------------------------------------------------------------
                                                                     1998                             1999
                                                        ------------------------------    ------------------------------
Class C                                                    Shares           Amount           Shares           Amount
-------                                                 -------------    -------------    -------------    -------------
Shares sold .........................................          35,965    $     530,364           69,578    $   1,151,320
Shares issued in connection with the reinvestment of:
    Dividends from net investment income ............             977           13,569                0                0
    Distributions from net realized gain ............           1,161           16,123            2,643           55,847
                                                        -------------    -------------    -------------    -------------

                                                               38,103    $     560,056           72,221    $   1,207,167
Shares repurchased ..................................         (38,140)        (551,056)         (82,442)      (1,285,310)
                                                        -------------    -------------    -------------    -------------

Net increase (decrease) .............................             (37)   $       9,000          (10,221)   $     (78,143)
                                                        -------------    -------------    -------------    -------------

                                                                             Year Ended December 31,
                                                        ----------------------------------------------------------------
                                                                     1998                             1999
                                                        ------------------------------    ------------------------------
Class Y                                                    Shares           Amount           Shares           Amount
-------                                                 -------------    -------------    -------------    -------------
Shares sold .........................................         108,270    $   1,641,310          220,939    $   3,992,137
Shares issued in connection with the reinvestment of:
    Dividends from net investment income ............          15,944          226,291            1,792           30,949
    Distributions from net realized gain ............           7,161          102,558           26,052          573,138
                                                        -------------    -------------    -------------    -------------

                                                              131,375    $   1,970,159          248,783    $   4,596,224
Shares repurchased ..................................         (78,325)      (1,149,277)         (73,477)      (1,114,555)
                                                        -------------    -------------    -------------    -------------

              Net increase (decrease) ...............          53,050    $     820,882          175,306    $   3,481,669
                                                        -------------    -------------    -------------    -------------

              Increase (decrease) derived
                from capital shares transactions ....      (1,156,337)   $ (18,064,404)        (756,601)   $  (9,414,479)
                                                        =============    =============    =============    =============

================================================================================
For the Year Ended December 31, 1999


7. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 4, 1999. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 1999.

8. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 1999 the Fund had on loan securities having a market value of $19,764,270 and collateralized by cash in the amount of $20,467,916 which was invested in a short-term investment.

                       REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================


To the Trustees of Nvest Funds Trust I and the Shareholders of the Nvest International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest International Equity Fund (formerly the New England International Equity Fund) (the "Fund"), a series of Nvest Funds Trust I, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

                                  NVEST FUNDS
================================================================================

         LARGE-CAP EQUITY FUNDS               GLOBAL/INTERNATIONAL EQUITY
          Capital Growth Fund                     Star Worldwide Fund
          Kobrick Growth Fund                  International Equity Fund
              Growth Fund
         Growth and Income Fund                  CORPORATE INCOME FUNDS
             Balanced Fund                   Short Term Corporate Income Fund
              Value Fund                            Bond Income Fund
                                                    High Income Fund
          ALL-CAP EQUITY FUNDS                   Strategic Income Fund
           Star Advisers Fund
          Kobrick Capital Fund                  GOVERNMENT INCOME FUNDS
             Bullseye Fund                 Limited Term U.S. Government Fund
           Equity Income Fund                  Government Securities Fund

         SMALL-CAP EQUITY FUNDS                   MONEY MARKET FUNDS*
          Star Small Cap Fund                    Cash Management Trust
      Kobrick Emerging Growth Fund            Tax Exempt Money Market Trust
                                            *An investment in the Fund is not
                                           insured or guaranteed by the FDIC
                                             or any other government agency


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------

 399 Boylston Street

Boston, Massachusetts

       02116
---------------------



IE56-1299

[LOGO] Printed On Recycled Paper

                                  ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                               Nvest Growth Fund


                                                               Where
                                                             The Best
                                                           Minds Meet(R)


-----------------
December 31, 1999
-----------------

================================================================================


                                                                   February 2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."


After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.

                                                              /s/ John T. Hailer


-------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                               NVEST GROWTH FUND
================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index, and would incur transaction costs and other expenses even if they could.

                  Growth of a $10,000 Investment in Class A Shares Over 20 Years

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                Net Asset      Maximum Sales
                 Value(1)        Charge(2)         S&P 500(4)
                 --------        ---------         ----------
1999             $338,177        $318,732          $266,281
1998              293,608         276,725           219,994
1997              220,096         207,440           171,175
1996              178,157         167,913           128,404
1995              147,384         138,909           104,478
1994              106,753         100,615            76,017
1993              114,850         108,246            74,997
1992              103,199          97,265            68,142
1991              110,527         104,172            63,323
1990               70,525          66,470            48,583
1989               67,001          63,148            50,148
1988               54,869          51,714            38,109
1987               54,085          50,975            32,712
1986               45,653          43,028            31,092
1985               38,500          36,286            26,211
1984               28,537          26,896            19,911
1983               30,502          28,748            18,745
1982               27,415          25,838            15,307
1981               15,352          14,470            12,599
1980               14,885          14,029            13,245
1979               10,000           9,425            10,000


                  Growth of a $10,000 Investment in Class A Shares Over 10 Years

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      December 1989 through December 1999

                Net Asset       Maximum Sales
                 Value(1)         Charge(2)         S&P 500(4)
                 --------         ---------         ----------
1999             $50,474          $47,571            $53,099
1998              43,821           41,302             43,869
1997              32,850           30,961             34,134
1996              26,590           25,061             25,605
1995              21,997           20,732             20,834
1994              15,933           15,017             15,159
1993              17,142           16,156             14,955
1992              15,403           14,517             13,588
1991              16,496           15,548             12,627
1990              10,526            9,921              9,688
1989              10,000            9,425             10,000

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                               NVEST GROWTH FUND
================================================================================


                                        Average Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
Class A (Inception 11/27/68)        1 Year         5 Years        10 Years        15 Years         20 Years
Net Asset Value(1)                  15.18%          25.94%          17.57%          17.91%          19.25%
With Maximum Sales Charge(2)         8.59           24.46           16.88           17.45           18.90
-----------------------------------------------------------------------------------------------------------
Class B (Inception 2/28/97)         1 Year                       Since Inception
Net Asset Value(1)                  14.37%                          21.36%
With CDSC(3)                         9.59                           20.72
-----------------------------------------------------------------------------------------------------------
Class C (Inception 9/1/98)          1 Year                       Since Inception
Net Asset Value(1)                  14.37%                          28.59%
With CDSC(3)                        13.42                           28.59
-----------------------------------------------------------------------------------------------------------
Class Y (Inception  6/30/99)    Since Inception
Net Asset Value(1)                   9.67%
-----------------------------------------------------------------------------------------------------------

                                                                                            Since      Since       Since
                                                                                            Fund's     Fund's      Fund's
                                       1           5         10         15        20        Class B    Class C     Class Y
  Comparative Performance             Year       Years      Years      Years     Years     Inception  Inception   Inception
S&P 500(4)                            21.04%     28.56%     18.21%     18.92%     17.88%     26.24%     39.83%     7.69%
Morningstar Large Blend Average(5)    19.47      23.89      15.71      16.29       --        21.92      35.62      7.68
Lipper Large-Cap Core Average(6)      22.29      25.53      16.66      16.75      16.14      24.19      40.97      9.93
---------------------------------------------------------------------------------------------------------------------------

Notes to Charts

 These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available to certain institutional investors only.

(1) Net Asset Value (NAV) performance represents the percent change in net asset value per share with all distributions reinvested. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance for Class B shares assumes reinvestment of all distributions and assumes that a maximum 5.00% sales charge is applied to redemptions of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) The Standard & Poor's Composite Index of 500 Stocks (S&P 500(R)) is a market value-weighted unmanaged index of common stock prices. It is a common measure of stock total return performance. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

(5) Morningstar Large Blend Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class C since inception return is calculated from 8/31/98. The Morningstar Large Blend Average does not track a 20-year performance average.

(6) Lipper Large-Cap Core Average is the average performance at net asset value of all mutual funds with a similar current investment style or objective as determined by Lipper Inc., an independent mutual fund ranking service. Class C since inception return is calculated from 8/31/98.

                               NVEST GROWTH FUND
================================================================================


                                           Interview with Your Portfolio Manager
--------------------------------------------------------------------------------

[PHOTO]
G. Kenneth Heebner
Capital Growth
Management

Q.   How did Growth Fund perform duringits fiscal year ending December 31, 1999?

For the 12-months ended December 31, 1999, the return for Growth Fund Class A shares was 15.18% based on net asset value and reinvested distributions totaling $1.95. The return on the Fund's benchmark, Standard & Poor's 500 Index, was 21.04% for the same period.

Q.   What was the investment environment like during 1999?

Throughout the year, economic growth in the U.S. was strong. Looking abroad, we saw Asian economies rebound, led by South Korea and Japan. In Europe, economic growth strengthened during the year. This across-the-board global economic expansion created an environment that was more conducive to inflation than the backdrop we witnessed in 1998, when foreign economic weakness helped suppress prices in the U.S. domestic economy. As a result, interest rates rose in the U.S., prodded by the Federal Reserve Board, which raised key short-term interest rates three times during 1999.

Q.   What was your strategy with the Fund over the course of the year?

We started the year with a portfolio that reflected our expectation of minimal inflation, including a substantial concentration in financial stocks, such as banks and insurance companies. As the year progressed, we saw evidence that continuing economic strength both inside and outside of the U.S. would increase the risk of inflationary pressures. Therefore, we eliminated the Fund's positions in banks and significantly reduced its holdings of insurance companies. Early in the year, we also established a modest position in real estate investment trusts (REITs), reflecting the strong fundamentals of the real estate industry and the proclivity for real estate to benefit from a strong pricing environment.

                               NVEST GROWTH FUND
================================================================================


--------------------------------------------------------------------------------

To that end, upon liquidation of the financials position, we selected other investments that would benefit from an improved pricing backdrop, purchasing significant stakes in the steel and aluminum industries. Further, we believed the economic expansion in the U.S. was much closer to maturity than in Europe, Asia, and Latin America. Consequently, we sought companies in countries where the duration of the business cycle was much less of an issue. Two examples are Telefonos de Mexico, the Mexican telephone company, and Philips Electronics, an international conglomerate domiciled in the Netherlands. Finally, throughout the year we maintained a major position in the technology sector, with an emphasis on companies with global operations, such as Texas Instruments, Applied Materials, Teradyne and Computer Sciences.

Q.   Which stocks boosted performance, and which ones did not?

The Fund's best performing stocks were its technology holdings, with strong gains coming from Texas Instruments, Nokia, Applied Materials, Philips Electronics and Teradyne. Several of these investments benefited from the explosive growth in wireless communications. For example, Finnish company Nokia is the global leader in wireless handsets and Texas Instruments is the leading producer of specialized semiconductor chips, a key wireless handset component.

                    Top 10 Portfolio Holdings-- 12/31/99
                                                            % of
                     Company                              Net Assets
--------------------------------------------------------------------------------
                 1.  Koninklijke Philips Electronics          6.9
--------------------------------------------------------------------------------
                 2.  Alcoa, Inc.                              6.7
--------------------------------------------------------------------------------
                 3.  Micron Technology, Inc.                  5.8
--------------------------------------------------------------------------------
                 4.  Apple Computer, Inc.                     5.5
--------------------------------------------------------------------------------
                 5.  Telefonos de Mexico S.A                  5.5
--------------------------------------------------------------------------------
                 6.  Pohang Iron & Steel                      5.1
--------------------------------------------------------------------------------
                 7.  Anheuser-Busch Companies, Inc.           5.1
--------------------------------------------------------------------------------
                 8.  Inco, Ltd.                               5.1
--------------------------------------------------------------------------------
                 9.  TRICON Global Restaurants, Inc.          4.7
--------------------------------------------------------------------------------
                10.  Applied Materials, Inc.                  4.6
--------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

                               NVEST GROWTH FUND
================================================================================


--------------------------------------------------------------------------------

On the down side, Volkswagen, UNUM, Philip Morris, and McKesson HBOC all suffered from company-specific problems. In addition, our investment in REITs was disappointing. In spite of their relatively high yield, REITs have been punished because they are regarded as small-company stocks by a market that was focused on large-capitalization and technology stocks. However, we continue to maintain this position in the expectation that investors will come to recognize the positive prospects this industry offers.

Q.   What is your outlook?

As we look ahead to the year 2000, we see continued growth around the world. In the U.S., we think the Federal Reserve, which raised interest rates three times in 1999, will continue to attempt to engineer a slowdown in order to minimize any inflationary side effects emerging from the continued growth of the domestic economy. For our part, we are focused on companies with exposure to global markets that may experience better growth than the U.S. In addition, we are seeking companies that would benefit from any trend toward rising prices that might emerge.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

The Fund invests in foreign securities. Investing in foreign securities involves special risks. REITs are subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages. These risks may increase share price volatility. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Common Stock -- 99.8% of Total Net Assets

     Shares           Description                                                     Value (a)
-----------------------------------------------------------------------------------------------
                      Beverages--5.1%
     1,450,000        Anheuser-Busch Companies, Inc. ....................        $  102,768,750
                                                                                 --------------
                      Communication Services--7.7%
       346,000        Telecomunicacoes Brasileiras (ADR) ................            44,461,000
       993,000        Telefonos de Mexico S.A. (ADR) 144A ...............           111,712,500
                                                                                 --------------
                                                                                    156,173,500
                                                                                 --------------
                      Computer Software & Services--2.7%
       585,000        Computer Sciences Corp. ...........................            55,355,625
                                                                                 --------------
                      Computers & Business Equipment--5.5%
     1,095,000        Apple Computer, Inc. (c) ..........................           112,579,687
                                                                                 --------------

                      Electronic & Communication Equipment--4.4%
       465,000        Nokia Corp. (ADR) .................................            88,350,000
                                                                                 --------------
                      Electronic Components--8.5%
     1,510,000        Micron Technology, Inc. (c) .......................           117,402,500
       560,000        Texas Instruments, Inc. ...........................            54,250,000
                                                                                 --------------
                                                                                    171,652,500
                                                                                 --------------
                      Electronics--14.2%
       735,000        Applied Materials, Inc. (c) .......................            93,115,312
     1,037,560        Koninklijke (Royal) Philips Electronics NV (ADR) ..           140,070,600
       849,200        Teradyne, Inc. ....................................            56,047,200
                                                                                 --------------
                                                                                    289,233,112
                                                                                 --------------
                      Food--Retailers/Wholesalers--2.6%
     1,107,000        Hershey Foods Corp. ...............................            52,582,500
                                                                                 --------------
                      Insurance--4.2%
     1,825,000        AFLAC, Inc. .......................................            86,117,188
                                                                                 --------------
                      Leisure & Lodging--3.6%
     4,810,000        Mirage Resorts, Inc. (c) ..........................            73,653,125
                                                                                 --------------
                      Machinery--2.3%
     1,095,000        Deere & Company ...................................            47,495,625
                                                                                 --------------
                      Non-Ferrous Metals--13.7%
       980,000        Alcan Aluminum, Ltd. ..............................            40,363,750
     1,635,000        Alcoa, Inc. .......................................           135,705,000
     4,370,000        Inco, Ltd. ........................................           102,695,000
                                                                                 --------------
                                                                                    278,763,750
                                                                                 --------------
                      Oil & Gas/Exploration & Production--1.6%
       470,000        Total Fina S.A. (ADR) .............................            32,547,500
                                                                                 --------------


6                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock -- Continued

     Shares           Description                                                        Value (a)
--------------------------------------------------------------------------------------------------
                      Real Estate Investment Trusts--9.0%
     1,187,500        Apartment Investment & Management Co. ....................    $   47,277,344
     1,470,000        Boston Properties, Inc. ..................................        45,753,750
     1,772,500        General Growth Properties, Inc. ..........................        49,630,000
     1,255,000        Vornado Realty Trust .....................................        40,787,500
                                                                                    --------------
                                                                                       183,448,594
                                                                                    --------------
                      Restaurants--5.8%
       570,000        McDonald's Corp. .........................................        22,978,125
     2,460,000        TRICON Global Restaurants, Inc. (c) ......................        95,017,500
                                                                                    --------------
                                                                                       117,995,625
                                                                                    --------------
                      Retail--3.7%
     1,855,000        CVS Corp. ................................................        74,084,063
                                                                                    --------------
                      Steel--5.2%
     2,985,000        Pohang Iron & Steel Co. Ltd., (ADR) ......................       104,475,000
                                                                                    --------------
                      Total Common Stock (Identified Cost $1,705,933,995)            2,027,276,144
                                                                                    --------------

Short Term Investment -- 0.5%

  Principal
   Amount
---------------------------------------------------------------------------------------------------
$ 9,690,000   American Express Credit Corp., 4.250%, 1/03/2000 .................         9,690,000
                                                                                   ---------------
              Total Short Term Investment (Identified Cost $9,690,000) .........         9,690,000
                                                                                   ---------------
              Total Investments--100.3% (Identified Cost $1,715,623,995)(b) ...     2,036,966,144
              Other assets less liabilities ....................................       (5,869,703)
                                                                                   ---------------
              Total Net Assets--100% ..........................................   $ 2,031,096,441
                                                                                   ===============
(a)  See Note 1a of Notes to Financial Statements.

(b) Federal Tax Information: At December 31, 1999 the net unrealized appreciation on investments based on cost of $1,719,885,024 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost. ................................   $   374,701,874

     Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over value .......................................       (57,620,754)
                                                                                   ---------------
     Net unrealized appreciation ...............................................   $   317,081,120
                                                                                   ===============

(c)  Non-income producing security.

ADR An American Depositary Receipt is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The value of ADRs are significantly influenced by trading on exchanges not located in the United States.

144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At year end, the value of those securities amounted to $111,712,500 or 5.5% of net assets.


                See accompanying notes to financial statements.                7

                       STATEMENT OF ASSETS & LIABILITIES
================================================================================

December 31, 1999


ASSETS
  Investments at value (Identified cost $1,715,623,995) ......................                     $2,036,966,144
  Cash .......................................................................                          1,326,373
  Receivable for:
     Fund shares sold ........................................................                            737,265
     Securities sold .........................................................                         61,369,029
     Dividends and interest ..................................................                          1,814,181
                                                                                                   --------------
                                                                                                    2,102,212,992
LIABILITIES
  Payable for:
     Securities purchased ....................................................        63,040,819
     Fund shares redeemed ....................................................         6,462,041
     Withholding taxes .......................................................           164,357
  Accrued expenses:
     Management fees .........................................................         1,107,064
     Deferred trustees' fees .................................................           170,732
     Accounting and administrative ...........................................            67,548
     Other ...................................................................           103,990
                                                                                  --------------
                                                                                                       71,116,551
                                                                                                   --------------
NET ASSETS ...................................................................                     $2,031,096,441
                                                                                                   ==============
   Net assets consist of:
       Capital paid in .......................................................                      1,624,441,299
       Undistributed net investment income ...................................                          2,622,961
       Accumulated net realized gains (losses) ...............................                         82,690,032
       Unrealized appreciation (depreciation) on investments .................                        321,342,149
                                                                                                   --------------
NET ASSETS ...................................................................                     $2,031,096,441
                                                                                                   ==============

Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
    ($1,871,137,731/170,073,614 shares of beneficial interest)                                            $ 11.00
                                                                                                          =======

Offering price per share (100/94.25 of $11.00) ...............................                            $ 11.67*
                                                                                                          =======

Net asset value and offering price of Class B shares
    ($135,786,479/12,724,158 shares of beneficial interest) ..................                            $ 10.67**
                                                                                                          =======

Net asset value and offering price of Class C shares
    ($8,754,183/820,222 shares of beneficial interest) .......................                            $ 10.67**
                                                                                                          =======

Net asset value and offering price of Class Y shares
    ($15,418,048/1,400,618 shares of beneficial interest) ....................                            $ 11.01
                                                                                                          =======

*    Based upon single purchases of less than $50,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


8               See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS
================================================================================

Year Ended December 31, 1999

INVESTMENT INCOME
 Dividends (net of foreign taxes of $422,284) .................                        $  25,454,891
 Interest .....................................................                              510,219
                                                                                       -------------
                                                                                          25,965,110
 Expenses
     Management fees ..........................................        $  12,879,997
     Service fees - Class A ...................................            4,507,150
     Service and distribution fees - Class B ..................            1,130,273
     Service and distribution fees - Class C ..................               67,804
     Trustees' fees and expenses ..............................              109,479
     Accounting and administrative ............................              485,101
     Custodian ................................................              268,501
     Transfer agent ...........................................            2,615,459
     Audit and tax services ...................................               30,490
     Legal ....................................................               75,577
     Printing .................................................              166,424
     Registration .............................................               98,728
     Insurance ................................................               33,200
     Miscellaneous ............................................               28,185
                                                                       -------------
 Total expenses ...............................................                           22,496,368
                                                                                       -------------
 Net investment income ........................................                            3,468,742
                                                                                       -------------

REALIZED and UNREALIZED GAIN (LOSS) on INVESTMENTS
    Realized gain (loss) on Investments - net .................                          394,461,456
    Unrealized appreciation (depreciation) on
      Investments - net .......................................                         (123,562,713)
                                                                                       -------------
    Net gain (loss) on investment transactions ................                          270,898,743
                                                                                       -------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .........                        $ 274,367,485
                                                                                       =============


                 See accompanying notes to financial statements.               9

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                       Year Ended December 31,
                                                              ---------------------------------------
                                                                    1998                   1999
                                                              ---------------         ---------------
FROM OPERATIONS
  Net investment income ..............................        $    12,046,963         $     3,468,742
  Net realized gain (loss) on investments ............            175,025,357             394,461,456
  Unrealized appreciation (depreciation) on
     investments .....................................            294,812,738            (123,562,713)
                                                              ---------------         ---------------
  Increase (decrease) in net assets from
     operations ......................................            481,885,058             274,367,485
                                                              ---------------         ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
       Class A .......................................            (12,963,989)                      0
       Class B .......................................                (12,876)                      0
  In excess of net investment income
       Class B .......................................               (228,906)                      0
       Class C .......................................                   (491)                      0
  Net realized gain on investments
       Class A .......................................           (176,759,139)           (284,686,939)
       Class B .......................................             (5,423,472)            (20,990,502)
       Class C .......................................                (11,012)             (1,367,985)
       Class Y .......................................                      0              (2,322,809)
   In excess of realized gain on investments
       Class A .......................................            (46,985,929)                      0
       Class B .......................................             (1,441,662)                      0
       Class C .......................................                 (2,926)                      0
   Return of capital

       Class A .......................................            (48,136,496)                      0
       Class B .......................................             (1,595,598)                      0
       Class C .......................................                 (3,240)                      0
                                                              ---------------         ---------------
                                                                 (293,565,736)           (309,368,235)
                                                              ---------------         ---------------
Increase (decrease) in net assets
     derived from capital share transactions .........            236,759,604             163,514,961
                                                              ---------------         ---------------
Total increase (decrease) in net assets ..............            425,078,926             128,514,211

NET ASSETS

     Beginning of the year ...........................          1,477,503,304           1,902,582,230
                                                              ---------------         ---------------
     End of the year .................................        $ 1,902,582,230         $ 2,031,096,441
                                                              ===============         ===============

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
     End of the year .................................        $       (79,960)        $     2,622,961
                                                              ===============         ===============


10               See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                   Class A
                                                ---------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                                ---------------------------------------------------------------------------------
                                                   1995              1996              1997              1998              1999
                                                ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Year ........         $8.87            $10.55            $11.63            $10.41            $11.36
                                                ---------         ---------         ---------         ---------         ---------
Income From Investment Operations
Net Investment Income (Loss) ..............          0.05              0.04              0.01              0.08(a)           0.02
Net Realized and Unrealized
  Gain (Loss) on Investments ..............          3.30              2.07              2.79              3.00              1.57
                                                ---------         ---------         ---------         ---------         ---------
Total From Investment Operations ..........          3.35              2.11              2.80              3.08              1.59
                                                ---------         ---------         ---------         ---------         ---------
Less Distributions
Distributions From Net Investment Income ..         (0.05)            (0.04)             0.00             (0.10)             0.00
Distributions From Net Realized
  Gain on Investments .....................         (1.62)            (0.99)            (4.02)            (1.32)            (1.95)
Distributions in Excess of Realized Gain on
  Investments .............................          0.00              0.00              0.00             (0.35)             0.00
Distributions From Return of Capital ......          0.00              0.00              0.00             (0.36)             0.00
                                                ---------         ---------         ---------         ---------         ---------
Total Distributions .......................         (1.67)            (1.03)            (4.02)            (2.13)            (1.95)
                                                ---------         ---------         ---------         ---------         ---------
Net Asset Value, End of Year ..............     $   10.55         $   11.63         $   10.41         $   11.36         $   11.00
                                                =========         =========         =========         =========         =========
Total Return (%)(b) .......................          38.1              20.9              23.5              33.4              15.2
Ratio of Operating Expenses
  to Average Net Assets(%) ................          1.20              1.18              1.12              1.12              1.12
Ratio of Net Investment Income
  to Average Net Assets(%) ................          0.42              0.33              0.08              0.74              0.23
Portfolio Turnover Rate (%) ...............           235               199               214               202               206
Net Assets, End of Year (000,000) .........     $   1,201         $   1,297         $   1,460         $   1,825         $   1,871

(a) Per share net investment income has been calculated using the average shares outstanding during the year.

(b)  A sales charge is not reflected in total return calculations.



               See accompanying notes to financial statements.               11

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                         Class B                                    Class C               Class Y
                                        ------------------------------------------       ---------------------------   -------------
                                        February 28,                                     September 1,                    June 30,
                                        1997(a)                  Year Ended               1998(a)           Year          1999(a)
                                        through                  December 31,             through           Ended         through
                                        December 31,       -----------------------       December 31,     December 31,  December 31,
                                          1997              1998            1999            1998             1999           1999
                                        -------            -------         -------         -------          -------       -------
Net Asset Value, Beginning
  of Period ........................    $ 12.47            $ 10.32         $ 11.15         $ 11.18          $ 11.15       $ 11.94
                                        -------            -------         -------         -------          -------       -------
Income From Investment Operations
Net Investment Income (Loss) .......      (0.07)             (0.00)(b)       (0.05)          (0.00)(b)        (0.05)         0.03
Net Realized and Unrealized
  Gain (Loss) on Investments .......       1.94               2.95            1.52            2.09             1.52          0.99
                                        -------            -------         -------         -------          -------       -------
Total From Investment Operations ...       1.87               2.95            1.47            2.09             1.47          1.02
                                        -------            -------         -------         -------          -------       -------
Less Distributions
Distributions in Excess
  of Net Investment Income .........       0.00              (0.06)           0.00           (0.06)            0.00          0.00
Distributions From Net Realized
  Gain on Investments ..............      (4.02)             (1.32)          (1.95)          (1.32)           (1.95)        (1.95)
Distributions in Excess
  of Realized Gain on Investments ..       0.00              (0.35)           0.00           (0.35)            0.00          0.00
Distributions From Return
  of Capital .......................       0.00              (0.39)           0.00           (0.39)            0.00          0.00
                                        -------            -------         -------         -------          -------       -------
Total Distributions ................      (4.02)             (2.12)          (1.95)          (2.12)           (1.95)        (1.95)
                                        -------            -------         -------         -------          -------       -------
Net Asset Value, End of Period .....    $ 10.32            $ 11.15         $ 10.67         $ 11.15          $ 10.67       $ 11.01
                                        =======            =======         =======         =======          =======       =======
Total Return (%) (c) ...............       14.4               32.4            14.4            22.2             14.4           9.7
Ratio of Operating Expenses
  to Average Net Assets (%) ........       1.87 (d)           1.87            1.87            1.87 (d)         1.87          0.87(d)
Ratio of Net Investment Income
  to Average Net Assets (%) ........      (0.67)(d)          (0.01)          (0.52)          (0.01)(d)        (0.52)         0.48(d)
Portfolio Turnover Rate (%) ........        214                202             206             202              206           206
Net Assets, End of
  Period (000,000) .................    $    18            $    75         $   136         $     2          $     9       $    15


(a)  Commencement of operations.

(b) Per share net investment loss has been calculated using the average shares outstanding during the year.

(c) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.

(d)  Computed on an annualized basis.


12               See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999

1. Significant Accounting Policies. The Fund is a Series of Nvest Funds (formerly known as New England Funds) Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than the United States economy. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital

================================================================================
For the Year Ended December 31, 1999


gains, at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for distributions from real estate investment trusts. Permanent book and tax basis differences will result in reclassification to the capital accounts.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 1999, purchases and sales of securities (excluding short-term investments) were $3,940,353,581 and $4,081,947,152 respectively.

3a. Management Fees and Other Transactions with Affiliates. During the year ended December 31, 1999, the Fund incurred management fees payable to its investment adviser, Capital Growth Management, L.P. ("Capital Growth Management"). Capital Growth Management is an affiliate of Nvest Companies, L.P. ("Nvest"), formerly known as Nvest Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company. The management agreement in effect during the year ended December 31, 1999 provided for fees as set forth below:

   Fees Earned         Annual Percentage Rate      Annual Net Asset Value Levels
   -----------         ----------------------      ----------------------------
   $12,879,997               0.750%                 the first $200 million
                             0.700%                 the next $300 million
                             0.650%                 the next $1,500 million
                             0.600%                 the excess over $2 billion

The effective management fee for the year ended December 31, 1999 was 0.67%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999 these expenses amounted to $485,101 and are shown separately in the financial statements as accounting and administrative.

================================================================================
For the Year Ended December 31, 1999

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $2,064,244 as compensation for its services in that capacity.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds, L.P. ("Nvest Funds"), the Fund's distributor, a wholly owned subsidiary of Nvest, a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $4,507,150 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses as of December 31, 1999 is $2,030,882.

Under the Class B and Class C Plans, the Fund pays Nvest Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $282,568 and $16,951 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $847,705 and $50,853 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999, amounted to $3,468,358.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of

================================================================================
For the Year Ended December 31, 1999


$4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

4. Capital Shares. At December 31, 1999, there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                                            Year Ended
                                                                -------------------------------------------------------------------
                                                                       December 31, 1998                  December 31, 1999
                                                                -------------------------------     -------------------------------
      Class A                                                       Shares           Amount             Shares            Amount
      -------                                                   -------------     -------------     -------------     -------------
Shares sold ................................................       13,369,466     $ 151,330,209        18,434,322     $ 213,507,329
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain ...................       28,926,825       276,829,718        26,795,700       275,995,710
                                                                -------------     -------------     -------------     -------------
                                                                   42,296,291       428,159,927        45,230,022       489,503,039
Shares repurchased .........................................      (21,781,147)     (248,558,136)      (35,860,181)     (413,701,486)
                                                                -------------     -------------     -------------     -------------
Net increase (decrease) ....................................       20,515,144     $ 179,601,791         9,369,841     $  75,801,553
                                                                -------------     -------------     -------------     -------------

                                                                                            Year Ended
                                                                -------------------------------------------------------------------
                                                                       December 31, 1998                  December 31, 1999
                                                                -------------------------------     -------------------------------
      Class B                                                       Shares           Amount             Shares            Amount
      -------                                                   -------------     -------------     -------------     -------------
Shares sold ...............................................       5,027,895       $ 56,325,194          6,618,990     $ 75,011,147
Shares issued in connection with the reinvestment of:
  Distributions from net realized gain ....................         845,686          7,957,904          1,918,125       19,181,257
                                                                  ---------       ------------          ---------     ------------
                                                                  5,873,581         64,283,098          8,537,115       94,192,404
Shares repurchased ........................................        (827,997)        (8,943,834)        (2,578,844)     (29,179,794)
                                                                  ---------       ------------          ---------     ------------
Net increase (decrease) ...................................       5,045,584       $ 55,339,264          5,958,271     $ 65,012,610
                                                                  ---------       ------------          ---------     ------------

                                                                                            Year Ended
                                                                -------------------------------------------------------------------
                                                                       December 31, 1998                  December 31, 1999
                                                                -------------------------------     -------------------------------
      Class C                                                       Shares           Amount             Shares            Amount
      -------                                                   -------------     -------------     -------------     -------------
Shares sold ................................................       186,014         $ 1,864,243         734,168       $ 8,322,147
Shares issued in connection with the reinvestment of:
  Distributions from net realized gain .....................         1,828              17,199          79,732           797,323
                                                                   -------         -----------         -------       -----------


                                                                   187,842           1,881,442         813,900         9,119,470
Shares repurchased .........................................        (5,731)            (62,893)       (175,788)       (1,978,356)
                                                                   -------         -----------         -------       -----------
Net increase (decrease) ....................................       182,111         $ 1,818,549         638,112       $ 7,141,114
                                                                   -------         -----------         -------       -----------

================================================================================
For the Year Ended December 31, 1999


                                                                                            Year Ended
                                                                -------------------------------------------------------------------
                                                                       December 31, 1998                  December 31, 1999
                                                                -------------------------------     -------------------------------
      Class Y                                                       Shares           Amount             Shares            Amount
      -------                                                   -------------     -------------     -------------     -------------
Shares sold ..................................................                0    $           0        1,258,953     $  14,177,783
Shares issued in connection with the reinvestment of:
  Distributions from net realized gain .......................                0                0          225,296         2,322,801
                                                                  -------------    -------------    -------------     -------------
                                                                              0                0        1,484,249        16,500,584
Shares repurchased ...........................................                0                0          (83,631)         (940,900)
                                                                  -------------    -------------    -------------     -------------
Net increase (decrease) ......................................                0                0        1,400,618        15,559,684
                                                                  -------------    -------------    -------------     -------------
Increase (decrease) derived from capital shares transactions .       25,742,839    $ 236,759,604       17,366,842     $ 163,514,961
                                                                  =============    =============    =============     =============

5. Line of Credit. The Fund along with certain other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 4, 1999. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings under the line of credit during the year ended December 31, 1999.

                       REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================


To the Trustees of Nvest Funds Trust I and the Shareholders of the Nvest Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Growth Fund (formerly the New England Growth Fund) (the "Fund"), a series of Nvest Funds Trust I, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

================================================================================

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market:

Number of outstanding shares X current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                             REGULAR INVESTING PAYS
================================================================================

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.


With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                 The  Power of Monthly Investing

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                     $100            $200           $500
                     ----            ----           ----
25 Years            $91,236        $182,472       $456,181


Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                                 NVEST FUNDS
================================================================================

         LARGE-CAP EQUITY FUNDS               GLOBAL/INTERNATIONAL EQUITY
           Capital Growth Fund                    Star Worldwide Fund
          Kobrick Growth Fund                 International Equity Fund
              Growth Fund
         Growth and Income Fund                 CORPORATE INCOME FUNDS
             Balanced Fund                 Short Term Corporate Income Fund
               Value Fund                          Bond Income Fund
                                                   High Income Fund
          ALL-CAP EQUITY FUNDS                  Strategic Income Fund
           Star Advisers Fund
          Kobrick Capital Fund                  GOVERNMENT INCOME FUNDS
             Bullseye Fund                 Limited Term U.S. Government Fund
           Equity Income Fund                 Government Securities Fund

         SMALL-CAP EQUITY FUNDS                   MONEY MARKET FUNDS*
           Star Small Cap Fund                   Cash Management Trust
      Kobrick Emerging Growth Fund          Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                              or guaranteed by the FDIC
                                            or any other government agency


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------

 399 Boylston Street

Boston, Massachusetts

       02116
---------------------


GF56-1299

[LOGO] Printed on Recycled Paper

                                  ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                       Nvest Capital Growth Fund


                                                                  Where
                                                                The Best
                                                              Minds Meet(R)




-----------------
December 31, 1999
-----------------

================================================================================


                                                                   February 2000
--------------------------------------------------------------------------------

[PHOTO]
John T.Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."


After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.

                                                               /s/ John T.Hailer


--------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                           NVEST CAPITAL GROWTH FUND
================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.


                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

             August 1992 (Inception) Through December 1999

                     Net Asset    Maximum Sales  Russell 1000
                      Value(1)      Charge(2)       Growth(4)
                     ---------    -------------  ------------
     12/99            $35,228       $33,209         $45,969
     12/98             28,212        26,590          34,522
     12/97             21,868        20,611          24,888
     12/96             18,654        17,581          19,072
     12/95             15,937        15,020          15,491
     12/94             12,194        11,493          11,292
     12/93             12,398        11,685          10,999
     12/92             11,491        10,830          10,689
      8/92             10,000         9,425          10,000


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                           NVEST CAPITAL GROWTH FUND
================================================================================


                                        Average Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A (Inception 8/3/92)                  1 Year      5 Years  Since Inception
Net Asset Value(1)                          24.74%       23.64%       18.52%
With Maximum Sales Charge(2)                17.57        22.17        17.58
--------------------------------------------------------------------------------
Class B (Inception 9/13/93)                 1 Year      5 Years  Since Inception
Net Asset Value(1)                          23.81%       22.58%       17.77%
With CDSC(3)                                18.81        22.41        17.77
--------------------------------------------------------------------------------
Class C (Inception 12/30/94)                1 Year      5 Years  Since Inception
Net Asset Value(1)                          23.81%       22.59%       22.58%
With CDSC(3)                                22.81        22.59        22.58
--------------------------------------------------------------------------------
Class Y (Inception 3/16/99)            Since Inception
Net Asset Value(1)                          20.07%
--------------------------------------------------------------------------------

                                                                      Since         Since        Since         Since
                                                                      Fund's        Fund's       Fund's        Fund's
                                                                     Class A       Class B      Class C       Class Y
Comparative Performance                   1 Year       5 Years      Inception     Inception    Inception     Inception
Russell 1000 Growth(4)                    33.16%        32.41%        22.82%        26.48%        32.41        23.86%
Morningstar Large Growth Average(5)       38.63         28.74         21.78         23.07         29.66        27.87
Lipper Multi-Cap Growth Avg.(6)           52.30         28.55         21.67         21.73         28.55        42.18
----------------------------------------------------------------------------------------------------------------------


Notes to Charts

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available to certain institutional investors only.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) Russell 1000 Growth Index is an unmanaged index measuring the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index. Class A since inception return is calculated from 7/31/92. Class B since inception return is calculated from 9/30/93.

(5) Morningstar Large Growth Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 7/31/92. Class B since inception return is calculated from 9/30/93.

(6) Lipper Multi-Cap Growth Average is the average performance at net asset value of all mutual funds with a similar investment style or objective as determined by Lipper Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 7/31/92. Class B since inception return is calculated from 9/30/93.

                            NVEST CAPITAL GROWTH FUND
================================================================================


                                           Interview with Your Portfolio Manager
--------------------------------------------------------------------------------

[PHOTO]
Gerald Scriver
Westpeak Investment
Advisors, L.P.

Q.   Please tell us about Capital Growth Fund's performance during 1999.

For the year ended December 31, 1999, the return on Class A shares of Capital Growth Fund was 24.74% based on net asset value and reinvested distributions totaling $2.73. The return on the Fund's benchmark, the Russell 1000 Growth Index, was 33.16% for the same period.

Q.   What was the investment environment like during the period?

Early in the year, market interest shifted away for a time from the large-capitalization growth stocks that had repeatedly driven the major averages to new highs. As the expanding economy threatened to bring on interest rate hikes, investors concluded that some of the market's performance leaders were vulnerable because of their exceptionally high valuations. Stocks with more modest valuations, seen as less vulnerable to a downturn, took center stage. But not for long.

The rally in value stocks that began in April was one of the sharpest in years. Because prices ran up so quickly, investors cut the rally short by taking profits and returning to more familiar ground. Despite a hike in short-term interest rates in June (the first of three in 1999) large-cap growth stocks, as well as technology issues of all sizes, dominated attention once again.

Q.   Given that environment, what strategies did you pursue?

When it appeared that investors were growing wary of large-cap growth stocks with inflated prices and turning to more conventional valuation measures, we shifted a larger portion of the Fund's portfolio to stocks in the Russell 1000 Growth Index. These stocks offered attractive growth prospects, along with book values that appeared reasonable relative to their prices. We also moved out of some large-capitalization stocks into mid-sized issues with below average price/earnings (p/e) ratios, (a measure of whether a company's stock price is high or low relative to its earnings). This proved premature when large-capitalization growth stocks surged back later in the year.

                            NVEST CAPITAL GROWTH FUND
================================================================================


--------------------------------------------------------------------------------

Q. What factors or investments affected performance the most, positively or negatively?

The biggest factor affecting performance was style, not stocks. The Fund's portfolio is well diversified, with strict attention to risk control and without heavy sector commitments. We concentrated on a company's present earnings and future earning power -- its ability to increase the proverbial bottom line.

Put another way, we do not invest where there are neither earnings nor prospects for earnings. The risk is too high. We are finding many companies, where earnings are growing at above-average rates. But above-average earnings growth, historically a predictor of higher stock prices, has not mattered recently, except for a handful of giant companies.

                     Top 10 Portfolio Holdings -- 12/31/99

                                                    % of
          Company                                 Net Assets
------------------------------------------------------------
 1.  General Electric Co.                            6.9
------------------------------------------------------------
 2.  Microsoft Corp.                                 6.6
------------------------------------------------------------
 3.  Cisco Systems, Inc.                             4.8
------------------------------------------------------------
 4.  Lucent Technologies, Inc.                       4.1
------------------------------------------------------------
 5.  Intel Corp.                                     2.8
------------------------------------------------------------
 6.  IVAX Corp.                                      2.5
------------------------------------------------------------
 7.  Wal-Mart Stores, Inc.                           2.5
------------------------------------------------------------
 8.  Home Depot, Inc.                                2.3
------------------------------------------------------------
 9.  DST Systems, Inc.                               2.2
------------------------------------------------------------
10.  Texas Instruments, Inc.                         2.2
------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

In technology, we concentrated on established, profitable companies like Cisco, which builds computer networks, chip maker Intel, and Microsoft. These quality technology issues contributed to performance, as did Lucent, a major builder of telecommunications infrastructure, and General Electric.

The Fund also benefited from being underweighted in the disappointing consumer staples sector. Coca-Cola fell short of earnings estimates and was eliminated from the portfolio.

Our commitment to interest-sensitive stocks was slightly above the benchmark's weight. Performance suffered when rising rates sent these stocks lower.

                           NVEST CAPITAL GROWTH FUND
================================================================================


--------------------------------------------------------------------------------


Q.   What is your outlook for next year?

At year-end, the Fund's portfolio was more modestly valued than the Russell 1000 Growth Index, based on our analysis. Average price/earnings ratios were lower for the companies in the Fund although their earnings growth rates were higher.

This positioning reflects our view that there will soon be a shift back to the traditional methods of stock evaluation that are part of our process. We think market leadership will then broaden to include many more stocks than has been the case for the last few years.

We expect the economy to march along at about the same pace; the one cautionary note is interest rates. Continued rate hikes could eventually cut into corporate earnings and threaten the economy's long-running expansion.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Investing in small-cap companies involves greater risk than is commonly associated with investments in more established companies. This risk may increase share price volatility. See the Fund's prospectus for details.

                              PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Common Stock--99.5% of Total Net Assets

 Shares    Description                                              Value (a)
--------------------------------------------------------------------------------
           Aerospace--0.9%
 49,300    General Dynamics Corp. .....................        $    2,600,575
                                                               --------------

           Banks--1.8%
 19,500    Citigroup, Inc. ............................             1,083,469
156,900    Hudson United Bancorp ......................             4,010,756
                                                               --------------
                                                                    5,094,225
                                                               --------------
           Broadcasting--4.8%
 66,400    AT&T Corp. - Liberty Media Group (c) .......             3,768,200
 14,500    CBS Corp. (c) ..............................               927,094
 29,400    Comcast Corp., Special Class A .............             1,486,538
 21,000    Time Warner, Inc. ..........................             1,521,187
102,600    USA Networks, Inc. (c) .....................             5,668,650
                                                               --------------
                                                                   13,371,669
                                                               --------------
           Building Construction--0.7%
 40,000    USG Corp. ..................................             1,885,000
                                                               --------------

           Business Services--4.3%
 80,100    DST Systems, Inc. (c) ......................             6,112,631
 50,100    Electronic Data Systems Corp. ..............             3,353,569
 16,100    Safeguard Scientifics, Inc. (c) ............             2,609,206
                                                               --------------
                                                                   12,075,406
                                                               --------------
           Computer Software & Services--8.8%
 60,400    Computer Associates International, Inc. ....             4,224,225
156,900    Microsoft Corp. (c) ........................            18,318,075
 16,900    Oracle Systems Corp. (c) ...................             1,893,856
                                                               --------------
                                                                   24,436,156
                                                               --------------
           Computers & Business Equipment--13.6%
125,250    Cisco Systems, Inc. (c) ....................            13,417,406
 99,700    Electronics For Imaging, Inc. (c) ..........             5,795,063
 14,100    EMC Corp. (c) ..............................             1,540,425
 26,000    Hewlett-Packard Co. ........................             2,962,375
 36,900    International Business Machines Corp. ......             3,985,200
119,100    National Instruments Corp. (c) .............             4,555,575
 32,900    Pitney Bowes, Inc. .........................             1,589,481
 73,400    Rational Software Corp. (c) ................             3,605,775
 12,200    Sysco Corp. ................................               482,663
                                                               --------------
                                                                   37,933,963
                                                               --------------
           Consumer Durables--0.4%
 46,500    Herman Miller, Inc. ........................             1,069,500
                                                               --------------

           Drugs - 7.3%
 37,900    Amgen, Inc. (c) ............................             2,276,369
 12,800    Biogen, Inc.  (c) ..........................             1,081,600
 69,500    Bristol-Myers Squibb Co. ...................             4,461,031
 46,600    Merck & Co. ................................             3,125,112
182,100    Pfizer, Inc. ...............................             5,906,869


                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock -- 99.5% of Total Net Assets

 Shares    Description                                              Value (a)
--------------------------------------------------------------------------------
           Drugs--continued ..........................
 40,000    Schering-Plough Corp. ......................        $    1,687,500
 22,800    Warner-Lambert Co. .........................             1,868,175
                                                               --------------
                                                                   20,406,656
                                                               --------------
           Drugs & Health Care--5.1%
 96,000    Allergan, Inc. .............................             4,776,000
 16,100    Andrx Corp. ................................               681,231
  8,400    Forest Labs, Inc. (c) ......................               516,075
267,100    IVAX Corp. (c) .............................             6,877,825
 25,500    United Healthcare Corp. ....................             1,354,688
                                                               --------------
                                                                   14,205,819
                                                               --------------
           Electronics--8.6%
102,400    Adaptec, Inc. (c) ..........................             5,107,200
 22,600    Amkor Technology, Inc. (c) .................               638,450
  5,900    Applied Materials, Inc. (c) ................               747,456
 46,200    Burr Brown, Rights (c) .....................             1,668,975
 35,800    Commscope, Inc. (c) ........................             1,443,188
 45,300    Dallas Semiconductor Corp. .................             2,919,019
  8,000    Motorola, Inc. .............................             1,178,000
 62,600    Texas Instruments, Inc. ....................             6,064,375
 90,800    Xilinx, Inc. (c) ...........................             4,128,562
                                                               --------------
                                                                   23,895,225
                                                               --------------
           Financial Services--8.1%
  9,200    American Express Co. .......................             1,529,500
124,900    General Electric Co. .......................            19,328,275
 13,400    SEI Investments Co. ........................             1,594,809
                                                               --------------
                                                                   22,452,584
                                                               --------------
           Food & Beverages--3.3%
263,000    International Home Foods, Inc. (c) .........             4,569,625
149,400    Kellogg Co. ................................             4,603,388
                                                               --------------
                                                                    9,173,013
                                                               --------------
           Forest Products--0.6%
 27,400    Kimberly-Clark Corp. .......................             1,787,850
                                                               --------------

           Health Care--Products--2.2%
 39,500    Abbott Laboratories ........................             1,434,344
 49,900    Johnson & Johnson, Inc. ....................             4,646,937
                                                               --------------
                                                                    6,081,281
                                                               --------------
           Hotels & Restaurants--1.1%
 19,400    Brinker International, Inc. (c) ............               465,600
 53,100    MGM Grand, Inc. (c) ........................             2,671,594
                                                               --------------
                                                                    3,137,194
                                                               --------------
           Household Products--2.0%
 50,900    Procter & Gamble Co. .......................             5,576,731
                                                               --------------


                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock -- 99.5% of Total Net Assets

 Shares    Description                                              Value (a)
--------------------------------------------------------------------------------
           Industrial Services--0.8%
 45,300    Hertz Corp. ................................ ...... $    2,270,663
                                                               --------------

           Insurance--0.9%
 51,800    Radian Group, Inc. (c) ............................      2,473,450
                                                               --------------
           Manufacturing--2.3%
 39,800    Briggs & Stratton Corp. ...........................      2,134,275
 57,000    Waters Corp. (c) ..................................      3,021,000
 18,900    Zebra Technologies Corp. (c) ......................      1,105,650
                                                               --------------
                                                                    6,260,925
                                                               --------------
           Publishing--2.4%
 50,000    Central Newspapers, Inc. ..........................      1,968,750
113,500    Valassis Communications, Inc. (c) .................      4,795,375
                                                               --------------
                                                                    6,764,125
                                                               --------------
           Retail--Clothing--0.3%
 19,600    Limited, Inc. .....................................        848,925
                                                               --------------

           Retail--Department Store--3.8%
 50,400    Dayton Hudson Corp. ...............................      3,701,250
100,600    Wal-Mart Stores, Inc. .............................      6,953,975
                                                               --------------
                                                                   10,655,225
                                                               --------------
           Retail--Specialty--2.3%
 93,750    Home Depot, Inc. ..................................      6,427,734
                                                               --------------

           Securities & Asset Management--2.6%
 20,900    Lehman Brothers Holdings, Inc. ....................      1,769,969
 38,900    Morgan Stanley Dean Witter & Co. ..................      5,552,975
                                                               --------------
                                                                    7,322,944
                                                               --------------
           Semi-Conductors--2.8%
 96,000    Intel Corp. .......................................      7,902,000
                                                               --------------

           Telecommunication--2.7%
 86,100    MCI Worldcom, Inc. (c) ............................      4,568,681
 17,882    SBC Communications, Inc. ..........................        871,748
 20,200    U.S. Cellular Corp. (c) ...........................      2,038,937
                                                               --------------
                                                                    7,479,366
                                                               --------------
           Telecommunication Equipment--4.4%
153,600    Lucent Technologies, Inc. .........................     11,491,200
 14,000    Tellabs, Inc. (c) .................................        898,625
                                                               --------------
                                                                   12,389,825
                                                               --------------
           Trucking & Freight Forwarding--0.6%
 39,100    Florida East Coast Industries, Inc. ...............      1,632,425
                                                               ---------------
           Total Common Stock (Identified Cost $195,890,734)..     277,610,454
                                                               ---------------


                 See accompanying notes to financial statements.
8

================================================================================

Investments as of December 31, 1999

Short Term Investment -- 0.6%

 Principal
  Amount                                                               Value (a)
--------------------------------------------------------------------------------
$1,627,000    Repurchase Agreement with
              State Street Bank and Trust Co
              dated 12/31/1999 at 2.50% to
              be repurchased at $1,627,339
              on 1/03/2000, collateralized
              by $1,310,000 U.S. Treasury
              Bond, at 9.250%, due 2/15/2016
              valued at $1,665,719 ......................       $     1,627,000
                                                                ---------------
              Total Short Term Investment
              (Identified Cost $1,627,000) ..............             1,627,000
                                                                ---------------
              Total Investments--100.1%
              (Identified Cost $197,517,734)(b)..........           279,237,454
                     Other assets less liabilities.......              (378,054)
                                                                ---------------
                     Total Net Assets-- 100%.............       $   278,859,400
                                                                ===============


(a)  See Note 1a of Notes to Financial Statements.

(b)  Federal Tax Information:

     At December 31, 1999 the net unrealized
     appreciation on investments based on cost of $197,517,734 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for
     all investments in which there is an excess
     of value over tax cost.................................    $    86,600,505

     Aggregate gross unrealized depreciation for
     all investments in which there is an excess
     of tax cost over value ................................         (4,880,785)
                                                                ---------------
     Net unrealized appreciation                                $    81,719,720
                                                                ===============

(c)  Non-income producing security.


                 See accompanying notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
==========================================================================

December 31, 1999

ASSETS
     Investments at value (Identified cost $197,517,734) .................                             $ 279,237,454
         Cash ............................................................                                        24
         Investments held as collateral for loaned securities ............                                 2,611,622
     Receivable for:
         Fund shares sold ................................................                                    69,266
         Dividends and interest ..........................................                                   104,652
                                                                                                       -------------
                                                                                                         282,023,018
                                                                                                       -------------
LIABILITIES
     Payable for:
         Collateral on securities loaned, at value .......................        $  2,611,622
         Fund shares redeemed ............................................             235,006
     Accrued expenses:
         Management fees .................................................             167,738
         Deferred Trustees' fees .........................................              30,813
         Accounting and administrative ...................................              12,070
         Other ...........................................................             106,369
                                                                                 -------------
                                                                                                           3,163,618
                                                                                                       -------------
NET ASSETS ...............................................................                             $ 278,859,400
                                                                                                       =============
     Net Assets consist of:
         Capital paid in .................................................                             $ 193,168,186
         Undistributed net investment income (loss) ......................                                   (27,258)
         Accumulated net realized gains (losses) .........................                                 3,998,752
         Unrealized appreciation (depreciation) on investments ...........                                81,719,720
                                                                                                       -------------
NET ASSETS ...............................................................                             $ 278,859,400
                                                                                                       =============
     Computation of net asset value and offering price:
     Net asset value and redemption price of Class A shares
    ($200,821,135/8,785,908 shares of beneficial interest) ...............                                  $  22.86
                                                                                                            ========
     Offering price per share (100/94.25 of $22.86) ......................                                  $  24.25*
                                                                                                            ========
     Net asset value and offering price of Class B shares
       ($74,774,382/3,550,424 shares of beneficial interest) .............                                  $  21.06**
                                                                                                            ========
     Net asset value and offering price of Class C shares
       ($3,110,175/147,701 shares of beneficial interest) ................                                  $  21.06**
                                                                                                            ========
     Net asset value, offering and redemption price of Class Y shares
       ($153,708/6,719 shares of beneficial interest) ....................                                  $  22.88
                                                                                                            ========


*    Based upon single purchases of less than $50,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.
10

                            STATEMENT OF OPERATIONS
================================================================================

Year Ended December 31, 1999

INVESTMENT INCOME
     Dividends .........................................................                              $      1,678,975
     Interest ..........................................................                                       156,035
     Securities lending income .........................................                                        78,288
                                                                                                      ----------------
                                                                                                             1,913,298
     Expenses
         Management fees ...............................................         $ 1,826,043
         Service fees - Class A ........................................             449,506
         Service and distribution fees - Class B .......................             640,502
         Service and distribution fees - Class C .......................              24,404
         Trustees' fees and expenses ...................................              20,535
         Accounting and administrative .................................              74,071
         Custodian .....................................................             110,856
         Transfer agent ................................................             631,717
         Audit and tax services ........................................              31,500
         Legal .........................................................              11,887
         Printing ......................................................              28,428
         Registration ..................................................              62,731
         Miscellaneous .................................................              13,414
                                                                                 -----------
     Total expenses ....................................................                                     3,925,594
                                                                                                      ----------------
     Net investment loss ...............................................                                    (2,012,296)
                                                                                                      ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

     Realized gain (loss) on investments-- net .........................          35,883,311
     Unrealized appreciation (depreciation) on  investments-- net ......          22,175,104
                                                                                 -------------
     Net gain (loss) on investment transactions ........................                                    58,058,415
                                                                                                      ----------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..................                              $     56,046,119
                                                                                                      ================

                 See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                                     Year Ended December 31,
                                                                                             --------------------------------------
                                                                                                 1998                      1999
                                                                                             -------------            -------------
FROM OPERATIONS
     Net investment income (loss) ................................................           $  (1,666,515)           $  (2,012,296)
     Net realized gain (loss) on investments .....................................              38,149,843               35,883,311
     Unrealized appreciation (depreciation) on investments .......................              17,491,799               22,175,104
                                                                                             -------------            -------------
     Increase (decrease) in net assets from operations ...........................              53,975,127               56,046,119
                                                                                             -------------            -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net realized gain on investments
         Class A .................................................................             (31,038,092)             (21,565,434)
         Class B .................................................................             (10,585,195)              (8,617,664)
         Class C .................................................................                (250,102)                (360,787)
         Class Y .................................................................                       0                  (16,088)
                                                                                             -------------            -------------
                                                                                               (41,873,389)             (30,559,973)
                                                                                             -------------            -------------
INCREASE (DECREASE IN NET ASSETS
  DERIVED FROM CAPITAL SHARE TRANSACTIONS ........................................              26,554,677               18,457,562
                                                                                             -------------            -------------
Total increase (decrease) in net assets ..........................................              38,656,415               43,943,708

NET ASSETS
     Beginning of the period .....................................................             196,259,277              234,915,692
                                                                                             -------------            -------------
     End of the period ...........................................................           $ 234,915,692            $ 278,859,400
                                                                                             =============            =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
     End of the period ...........................................................           $     (18,123)           $     (27,258)
                                                                                             =============            =============


                 See accompanying notes to financial statements.
12

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                      Class A
                                              ------------------------------------------------------------------------------------

                                                                              Year Ended December 31,
                                              ------------------------------------------------------------------------------------
                                                  1995              1996              1997              1998              1999
                                              ------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Year ...... $     15.02       $     18.41       $     19.27       $     19.95      $     20.67
                                              -----------       -----------       -----------       -----------      -----------
Income From Investment Operations
Net Investment Income (Loss) ................       (0.11)(b)         (0.14)(c)         (0.18)(c)         (0.13)(c)        (0.13)(c)
Net Realized and Unrealized Gain (Loss)
  on Investments ............................        4.74              3.22              3.43              5.18             5.05
                                              -----------       -----------       -----------       -----------      -----------
Total From Investment Operations ............        4.63              3.08              3.25              5.05             4.92
                                              -----------       -----------       -----------       -----------      -----------
Less Distributions
Distributions From Net Realized Capital Gains       (1.24)            (2.22)            (2.57)            (4.33)           (2.73)
                                              -----------       -----------       -----------       -----------      -----------
Total Distributions .........................       (1.24)            (2.22)            (2.57)            (4.33)           (2.73)
                                              -----------       -----------       -----------       -----------      -----------
Net Asset Value, End of the Year ............ $     18.41       $     19.27       $     19.95       $     20.67      $     22.86
                                              ===========       ===========       ===========       ===========      ===========
Total Return (%) (a) ........................        30.7              17.1              17.2              29.0             24.7
Ratio of Operating Expenses to Average
  Net Assets (%) ............................        1.61              1.50              1.45              1.46             1.39
Ratio of Net Investment Income (loss)
  to Average Net Assets (%) .................       (0.67)            (0.71)            (0.87)            (0.62)           (0.61)
Portfolio Turnover Rate (%) .................          69                74                48               136              124
Net Assets, End of the Year (000) ........... $   123,504       $   141,326       $   149,734       $   175,511      $   200,821


The subadviser to the Fund prior to February 14, 1998 was Loomis Sayles & Company, L.P. Effective February 14, 1998 Westpeak Investment Advisers, L.P. became subadviser to the Fund.

(a)  A sales charge is not reflected in total return calculations.

(b) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1d.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                     Class B
                                                  ------------------------------------------------------------------------------

                                                                              Year Ended December 31,
                                                  ------------------------------------------------------------------------------
                                                     1995               1996           1997              1998            1999
                                                  ------------------------------------------------------------------------------
Net Asset Value, Beginning of the Year ........   $    14.89       $    18.09       $    18.74       $    19.10       $    19.37
                                                  ----------       ----------       ----------       ----------       ----------
Income From Investment Operations
Net Investment Income (Loss) ..................        (0.16)(b)        (0.28)(c)        (0.32)(c)        (0.27)(c)        (0.27)(c)
Net Realized and Unrealized Gain (Loss)
on Investments ................................         4.60             3.15             3.25             4.87             4.69
                                                  ----------       ----------       ----------       ----------       ----------
Total From Investment Operations ..............         4.44             2.87             2.93             4.60             4.42
                                                  ----------       ----------       ----------       ----------       ----------
Less Distributions
Distributions From Net Realized Capital
Gains .........................................        (1.24)           (2.22)           (2.57)           (4.33)           (2.73)
                                                  ----------       ----------       ----------       ----------       ----------
Total Distributions ...........................        (1.24)           (2.22)           (2.57)           (4.33)           (2.73)
                                                  ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of the Year ..............   $    18.09       $    18.74       $    19.10       $    19.37       $    21.06
                                                  ==========       ==========       ==========       ==========       ==========
Total Return (%) (a) ..........................         29.7             16.2             15.9             28.2             23.8
Ratio of Operating Expenses to Average
Net Assets (%) ................................         2.36             2.25             2.20             2.21             2.14
Ratio of Net Investment Income(loss)
to Average Net Assets (%) .....................        (1.42)           (1.46)           (1.62)           (1.37)           (1.36)
Portfolio Turnover Rate (%) ...................           69               74               48              136              124
Net Assets, End of the Year(000) ..............   $   26,234       $   37,439       $   45,546       $   57,796       $   74,774

The subadviser to the Fund prior to February 14, 1998 was Loomis Sayles & Company, L.P. Effective February 14, 1998 Westpeak Investment Advisers, L.P. became subadviser to the Fund.

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1d.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.


                 See accompanying notes to financial statements.
14

                              FINANCIAL HIGHLIGHTS
================================================================================



                                                                                  Class C                              Class Y
                                                         ---------------------------------------------------------  --------------
                                                                                                                       March 16,
                                                                                                                    1999(e) through
                                                                           Year Ended December 31,                   December 31,
                                                         ---------------------------------------------------------  --------------
                                                            1995        1996        1997        1998          1999       1999
                                                         ---------------------------------------------------------  --------------
Net Asset Value, Beginning of the Period ............... $ 14.89     $ 18.08     $ 18.74     $  19.11      $ 19.37       $ 21.49
                                                         -------     -------     -------     --------      -------       -------
Income From Investment Operations
Net Investment Income (Loss) ...........................   (0.09)(b)   (0.28)(c)   (0.34)(c)    (0.27)(c)    (0.27)(c)     (0.05)(c)
Net Realized and Unrealized Gain (Loss)on Investments ..    4.52        3.16        3.28         4.86         4.69          4.17
                                                         -------     -------     -------     --------      -------       -------
Total From Investment Operations .......................    4.43        2.88        2.94         4.59         4.42          4.12
                                                         -------     -------     -------     --------      -------       -------
Less Distributions
Distributions from Net Realized Capital Gains ..........   (1.24)      (2.22)      (2.57)       (4.33)       (2.73)        (2.73)
                                                         -------     -------     -------     --------      -------       -------
Total Distributions ....................................   (1.24)      (2.22)      (2.57)       (4.33)       (2.73)        (2.73)
                                                         -------     -------     -------     --------      -------       -------
Net Asset Value, End of the Period ..................... $ 18.08     $ 18.74     $ 19.11     $  19.37      $ 21.06       $ 22.88
                                                         =======     =======     =======     ========      =======       =======
Total Return(%)(a) .....................................    29.7        16.2        15.9         28.1         23.8          20.1
Ratio of Operating Expenses
  to Average Net Assets (%) ........ ...................    2.36        2.25        2.20         2.21         2.14          1.14(d)
Ratio of Net Investment Income (Loss)
  to Average Net Assets(%) .............................   (1.42)      (1.46)      (1.62)       (1.37)       (1.36)        (0.36)(d)
Portfolio Turnover Rate(%) .............................      69          74          48          136          124           124
Net Assets, End of the Period(000) ..................... $   354     $   504     $   979     $  1,609      $ 3,110       $   154


The subadviser to the Fund prior to February 14, 1998 was Loomis Sayles & Company, L.P. Effective February 14, 1998 Westpeak Investment Advisers, L.P. became subadviser to the Fund.

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment income (loss) does not reflect the period's reclassification of permanent differences between book and tax basis net investment income (loss). See Note 1d.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d)  Computed on an annualized basis.

(e)  Commencement of operations.


                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999


1. Significant Accounting Policies. The Fund is a Series of Nvest Funds (formerly known as New England Funds) Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks long-term growth of capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital

================================================================================
For the Year Ended December 31, 1999


gains, at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 1999 purchases and sales of securities (excluding short-term investments) were $303,093,195 and $313,059,768 respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million reduced by the payment to Westpeak Investment Advisers, L.P. ("Westpeak") the Fund's investment subadviser at the rate of 0.40% of the first $200 million of the Fund's average daily net assets, 0.35% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Westpeak are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by Nvest Management and Westpeak under the management and subadvisory agreements in effect during the year ended December 31, 1999 are as follows:


                        Fees Earned
                        -----------
                        Nvest Management      $    862,232
                        Westpeak                   963,811

The effective management fee for the year ended December 31, 1999 was 0.74%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following:
(i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999 these expenses amounted to $74,071 and are shown separately in the financial statements as accounting and administrative.

================================================================================
For the Year Ended December 31, 1999

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $469,973 as compensation for its services in that capacity.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by the Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $449,506 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1999 is $563,284.

Under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $160,126 and $6,101 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $480,376 and $18,303 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999 amounted to $498,031.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of

================================================================================
For the Year Ended December 31,1999


$4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

4. Capital Shares. At December 31, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                                       Year Ended December 31,
                                                                   -----------------------------------------------------------------
                                                                              1998                         December 31, 1999
                                                                   ------------------------------    ------------------------------
Class A                                                               Shares            Amount          Shares            Amount
-------                                                            -------------    -------------    -------------    -------------
Shares sold ....................................................       5,280,173    $ 103,638,373        5,621,317    $ 120,686,618
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain .......................       1,654,600       30,368,183          976,412       20,905,335
                                                                   -------------    -------------    -------------    -------------
                                                                       6,934,773      134,006,556        6,597,729      141,591,953
Shares repurchased .............................................      (5,945,919)    (118,285,211)      (6,304,823)    (135,708,449)
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) ........................................         988,854    $  15,721,345          292,906    $   5,883,504
                                                                   -------------    -------------    -------------    -------------

                                                                                       Year Ended December 31,
                                                                   -----------------------------------------------------------------
                                                                              1998                         December 31, 1999
                                                                   ------------------------------    ------------------------------
Class B                                                               Shares            Amount          Shares            Amount
-------                                                            -------------    -------------    -------------    -------------
Shares sold ....................................................         517,025    $  10,206,537          727,026    $  14,638,814
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain .......................         602,457       10,304,737          425,766        8,406,124
                                                                   -------------    -------------    -------------    -------------
                                                                       1,119,482       20,511,274        1,152,792       23,044,938
Shares repurchased .............................................        (520,591)     (10,256,232)        (586,477)     (11,878,592)
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) ........................................         598,891    $  10,255,042          566,315    $  11,166,346
                                                                   -------------    -------------    -------------    -------------

                                                                                       Year Ended December 31,
                                                                   -----------------------------------------------------------------
                                                                              1998                         December 31, 1999
                                                                   ------------------------------    ------------------------------
Class C                                                                Shares            Amount          Shares            Amount
-------                                                            -------------    -------------    -------------    -------------
Shares sold ....................................................          68,953    $   1,323,118           93,837    $   1,890,390
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain .......................          14,104          241,925           17,947          354,357
                                                                   -------------    -------------    -------------    -------------
                                                                          83,057        1,565,043          111,784        2,244,747
Shares repurchased .............................................         (51,202)        (986,753)         (47,180)        (981,675)
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) ........................................          31,855    $     578,290           64,604    $   1,263,072
                                                                   -------------    -------------    -------------    -------------

================================================================================
For the Year Ended December 31,1999

                                                                                       Year Ended December 31,
                                                                   -----------------------------------------------------------------
                                                                                                           March 16, 1999 (a)
                                                                                                               through
                                                                              1998                         December 31, 1999
                                                                   ------------------------------    ------------------------------
Class Y                                                               Shares            Amount          Shares            Amount
-------                                                            -------------    -------------    -------------    -------------
Shares sold ....................................................               0    $           0            6,148    $     132,698
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain .......................               0                0              751           16,089
                                                                   -------------    -------------    -------------    -------------
      ..........................................................               0                0            6,899          148,787
Shares repurchased .............................................               0                0             (180)          (4,147)
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) ........................................               0                0            6,719          144,640
                                                                   -------------    -------------    -------------    -------------
Increase (decrease) derived from capital shares transactions           1,619,600    $  26,554,677          930,544    $  18,457,562
                                                                   =============    =============    =============    =============

(a)  Commencement of operations.

5. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 4, 1999. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 1999.

6. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 1999 the Fund had securities on loan with a market value of $2,593,000 collateralized by United States Treasury Bonds with a market value of $2,611,622.

                       REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================


To the Trustees of Nvest Funds Trust I
and the Shareholders of the Nvest Capital Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Capital Growth Fund (formerly the New England Capital Growth Fund) (the "Fund"), a series of Nvest Funds Trust I, at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

================================================================================

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market:

Number of outstanding shares X current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                             REGULAR INVESTING PAYS
================================================================================


                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------


1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.


                                                  The Power of Monthly Investing

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                    $100           $200           $500
25 Years          $91,236        $182,472       $456,181


Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                             SAVING FOR RETIREMENT
================================================================================

                                        An Early Start Can Make a Big Difference
--------------------------------------------------------------------------------

With today's life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. While it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulated the greater retirement nest egg? For the answer, look at the chart.

                                                    Two Hypothetical Investments


      [THE TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                    Invester A          Investor B
Age 65               $214,295            $157,909


Assumes an 8% fixed rate of return. This illustration does not reflect the effect of any taxes. Results are not indicative of the past or future results of any Nvest Fund. The value and returns on Nvest funds will fluctuate with changing market conditions.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start and the power of compounding.

Nvest Funds has prepared a number of informative retirement planning guides. Call your financial representative or Nvest Funds today at 800-225-5478, and ask for the guide that best fits your personal needs. We will include a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                  NVEST FUNDS
================================================================================

         LARGE-CAP EQUITY FUNDS               GLOBAL/INTERNATIONAL EQUITY
           Capital Growth Fund                    Star Worldwide Fund
          Kobrick Growth Fund                 International Equity Fund
              Growth Fund
         Growth and Income Fund                 CORPORATE INCOME FUNDS
             Balanced Fund                 Short Term Corporate Income Fund
               Value Fund                          Bond Income Fund
                                                   High Income Fund
          ALL-CAP EQUITY FUNDS                  Strategic Income Fund
           Star Advisers Fund
          Kobrick Capital Fund                  GOVERNMENT INCOME FUNDS
             Bullseye Fund                 Limited Term U.S. Government Fund
           Equity Income Fund                 Government Securities Fund

         SMALL-CAP EQUITY FUNDS                   MONEY MARKET FUNDS*
           Star Small Cap Fund                   Cash Management Trust
      Kobrick Emerging Growth Fund          Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                              or guaranteed by the FDIC
                                            or any other government agency


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------

 399 Boylston Street

Boston, Massachusetts

       02116
---------------------



CG56-1299

[LOGO] Printed on Recycled Paper

                                  ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                       Nvest Balanced Fund


                                                               Where
                                                             The Best
                                                           Minds Meet(R)




-----------------
December 31, 1999
-----------------

================================================================================


                                                                   February 2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."


After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.

                                                              /s/ John T. Hailer


--------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                              NVEST BALANCED FUND

================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------


Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. Your Fund's benchmark is a blend consisting of 65% S&P 500 Index/35% Lehman Govt./Corp. Index.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                       December 1989 through December 1999


                                                 S&P 500(65%)/
             Net Asset       Maximum Sales       Lehman Government/
             Value(1)        Charge(2)           Corporate (35%)(4)
             --------        ---------           ------------------
12/99        $26,477          $24,949               $39,138
12/98         27,509           25,927                34,660
12/97         25,429           23,967                28,444
12/96         21,636           20,392                22,743
12/95         18,473           17,411                19,623
12/94         14,625           13,784                14,971
12/93         15,027           14,163                15,022
12/92         13,160           12,404                13,607
12/91         11,551           10,887                12,646
12/90          8,940            8,426                10,087
12/89         10,000            9,425                10,000


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                              NVEST BALANCED FUND
================================================================================


                                        Average Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------


Class A (Inception 11/27/68)     1 Year         5 Years             10 Years
   Net Asset Value(1)             -3.75%         12.60%              10.23%
   With Maximum Sales Charge(2)   -9.26          11.27                9.57
--------------------------------------------------------------------------------
   Class B (Inception 9/13/93)   1 Year         5 Years         Since Inception
   Net Asset Value(1)             -4.43%         11.75%               9.19%
   With CDSC(3)                   -8.75          11.49                9.19
--------------------------------------------------------------------------------
   Class C (Inception 12/30/94)  1 Year         5 Years         Since Inception
   Net Asset Value(1)             -4.45%        11.72%               11.71%
   With CDSC(3)                   -5.31         11.72                11.71
--------------------------------------------------------------------------------
   Class Y (Inception 3/8/94)    1 Year         5 Years         Since Inception
   Net Asset Value(1)            -3.32%         13.09%              10.61%
--------------------------------------------------------------------------------

                                                                        Since    Since   Since
                                                                        Fund's   Fund's  Fund's
                                                                        Class B  Class C Class Y
   Comparative Performance                   1 Year  5 Years  10 Years  Incept.  Incept. Incept.
   S&P/Lehman Gov't./Corp. Blend(4)          12 92%   21.23%   14.51%   16.81%   21.23%   18.88%
   Morningstar Domestic Hybrid Average(5)     8.77    15.60    11.37    11.74    15.13    11.73
   Lipper Balanced Average(6)                 8.72    16.24    11.82    12.69    16.24    14.21

---------
Notes to Charts

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. The fund was changed from an equity income fund to a balanced fund on March 1, 1990. Results for periods prior to that date reflect former investment policies and are not necessarily representative of the results that would have been achieved had the Fund's current investment policies been in effect. Class Y shares are available to certain institutional investors only.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) Represented by a 65% weighting in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") and a 35% weighting in the Lehman Government/Corporate Bond Index. Indices are balanced to 65%/35% at the end of each year. The S&P 500 is a market value-weighted unmanaged index of common stock prices for 500 selected stocks, most of which are listed on the New York Stock Exchange. It is a common measure of stock total return performance. The Lehman Government/Corporate Bond Index is an unmanaged index that includes the Lehman Government and Corporate Bond indices, including U.S. government Treasury and agency securities, corporate and yankee bonds. The performance of the indices has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index. Class B inception return is calculated from 9/30/93. Class Y since inception return is calculated from 3/31/94.

(5) Morningstar Domestic Hybrid Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class B inception return is calculated from 9/30/93. Class Y since inception return is calculated from 3/31/94.

(6) Lipper Balanced Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93. Class Y since inception return is calculated from 3/31/94.

                              NVEST BALANCED FUND
================================================================================


                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------

[PHOTO]
John Hyll,
Jeff Wardlow,
Gregg Watkins
Loomis, Sayles &
Company, LP*

Q.   Please talk about Balanced Fund's performance during 1999.

For the year ended December 31, 1999, the Fund's Class A shares returned -3.75% at net asset value. This return includes a $1.83 per share loss in net asset value and reinvested distributions of $1.33. The Fund lagged the 12.92% return of its benchmark, which combines the Standard & Poor's 500 Stock Index (65%) with the Lehman Brothers Government/Corporate Bond Index (35%).

Q.   What was the market environment during the period?

From late 1998 into early 1999 the investment background hardly changed, as large-capitalization growth stocks drove strong gains in the widely followed market averages. Investors celebrated when slumping world economies began to recover from earlier downturns, bringing brighter overseas prospects to these multi-national giants, on top of a positive earnings outlook in the United States.

The strong U.S. economy soon threatened to provoke inflation and bring on higher interest rates. Lofty valuations for large-cap stocks came into question and investors turned to issues that stood up better to tests of value, like those we use to select stocks for the Fund. The value stock rally that followed was one of the sharpest on record, but it was brief. It began in April and was all but extinguished by June.

Large-cap stocks -- especially internet and technology issues -- led the market higher over the summer. While this enthusiasm temporarily waned early in the fall, technology stocks rallied once again in the fourth quarter.


* Meri Ann Beck and Barr Segal served on the Fund's fixed-income team until August 1999.

                              NVEST BALANCED FUND
================================================================================

--------------------------------------------------------------------------------

Q. Given that environment, what was your investment strategy during the period?

The Fund's allocation was essentially unchanged, with about 65% of assets in stocks and 35% in bonds.

During 1999, in our equity selection process we emphasized areas where we saw a combination of good value and improving fundamentals. One example is energy, where firming oil prices indicated the potential for higher earnings. Similarly, rising commodity prices were a positive factor for companies in the basic materials sectors.

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                     Your Fund's Asset Mix -- 12/31/99

                    Common Stocks                 64.6%
                    Bonds                          0.5%
                    Other                         34.9%

Portfolio holdings and asset allocation will vary.

Q. What factors or investments affected stock performance the most, positively or negatively?

Technology stocks now have significant impact, as more high-tech names have been added to the popular averages. However, our value discipline filters out many tech stocks because, among other reasons, they sell at inflated prices relative to their earnings -- if there are earnings at all.

The tech stocks we own are established and profitable enterprises; examples are Hewlett Packard and IBM. We took profits on these two hardware makers, then repurchased their shares when the sector's prices fell and improved valuations.

Stock selection helped results in several areas: chemicals, Praxair and Dow Chemical added to performance, as did paper maker Georgia Pacific. GTE was a strong performer among telecommunications stocks, and we realized profits on the sale of Cincinnati Bell.

                               NVEST BALANCED FUND
================================================================================

--------------------------------------------------------------------------------

On the other hand, our overweight position in financial stocks hurt performance. Although banks weakened as interest rates rose, we have cut back only slightly, as the industry's fundamentals are still attractive. Property/casualty insurers suffered when they were unable to raise rates.

In aerospace, Lockheed and Martin Marietta had difficulty making their merger work. The stocks of Litton and Northrop, although free of significant problems, fell under the same cloud.

Q.   What was the environment for bonds, and how did you respond?

                Your Fund's Five Largest Industries -- 12/31/99

                                                 % of
                                               Net Assets
                 1. Mortgages                     7.7
                 2. Banks                         7.4
                 3. Telecommunications            6.6
                 4. Oil & Gas/Major Integrated    5.1
                 5. Consumer                      4.3

Portfolio holdings and asset allocations will vary.

The Federal Reserve Board reversed its three 1998 rate cuts in 1999, raising short-term rates three times in an effort to guard against a resurgence of inflation. Higher rates drove bond prices down, especially intermediate-term bonds -- generally those that mature in five to 10 years -- and the area in which the Fund primarily invests. Increased supply of new issues also burdened the market, as corporations offered bonds earlier than planned rather than face possible Y2K disruptions.

In response, we adopted a defensive stance, reducing the Fund's average duration -- its sensitivity to changes in interest rates -- and average maturity -- the number of years until a bond comes due.

In the second half of the year we extended both duration and maturity. We also moved out of U.S. Treasury obligations into those of federal agencies whose yields were attractive relative to Treasuries. Both tactics proved beneficial to the Fund.

Bond supply dwindled and prices began to recover during the fall. By year-end the spread, or difference in yield, between Treasury issues and high-grade corporate bonds was historically high given the robust state of the economy, an indication that investors preferred the safety and liquidity of Treasuries, should higher interest rates exact a toll on businesses.

                               NVEST BALANCED FUND
================================================================================

--------------------------------------------------------------------------------

Q.   What is your outlook for next year and beyond?

We think a modest slowdown in the growth rate of the U.S. economy is possible next year.

Historically, bonds have tended to bounce back after bad years. While there can be no assurance that the pattern will repeat in 2000, slower economic expansion may lead to lower rates and firmer prices.

As for stocks, we have never witnessed such a wide disparity between the few favorites and the many overlooked companies with solid finances, strong managements and positive outlooks.

In investing, nothing is permanent; markets have a way of retreating from extremes back to more traditional behavior. We are positioning the Fund for the time when investors reassess their holdings and move to restore some balance to their portfolios.

The portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

Treasury bills and U.S. government securities fluctuate in value, but they are guaranteed as to the timely payment of interest and, if held to maturity, provide a guaranteed return of principal. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. The Fund invests in foreign securities. Investing in foreign securities involves special risks. The Fund invests in mortgage or asset-backed securities, which are subject to pre-payment risks. These risks may increase share price volatility. See the Fund's prospectus for details.

                              PORTFOLIO COMPOSITION
================================================================================
Investments as of December 31, 1999

Common Stock -- 64.6% of Total Net Assets

    Shares    Description                                              Value (a)
--------------------------------------------------------------------------------
              Aerospace & Defense--0.3%
   18,300     Northrop Grumman Corp...........................    $      989,344
                                                                  --------------
              Auto & Related--1.7%
   33,800     Dana Corp.......................................         1,011,887
   52,000     General Motors Corp.............................         3,779,750
                                                                  --------------
                                                                       4,791,637
                                                                  --------------
              Banks--7.4%
   45,000     Chase Manhattan Corp............................         3,495,937
   70,900     Citigroup, Inc..................................         3,939,381
   68,500     Comerica, Inc...................................         3,198,094
  120,000     FleetBoston Financial Corp......................         4,177,500
  110,000     Keycorp.........................................         2,433,750
   90,000     PNC Bank Corp...................................         4,005,000
                                                                  --------------
                                                                      21,249,662
                                                                  --------------
              Beverages--0.6%
   25,700     Anheuser-Busch Companies, Inc...................         1,821,488
                                                                  --------------
              Broadcasting--0.8%
   29,100     MediaOne Group, Inc. (d)........................         2,235,244
                                                                  --------------
              Building & Related--0.8%
   42,000     Black & Decker Corp.............................         2,194,500
                                                                  --------------
              Business Services--1.6%
   42,600     Dun & Bradstreet Corp...........................         1,256,700
   67,300     First Data Corp.................................         3,318,731
                                                                  --------------
                                                                       4,575,431
                                                                  --------------
              Chemicals-Major--2.1%
   18,000     Dow Chemical Co.................................         2,405,250
   50,000     Praxair, Inc....................................         2,515,625
   23,400     Rohm & Haas Co..................................           952,087
                                                                  --------------
                                                                       5,872,962
                                                                  --------------
              Communication Equipment--1.0%
   19,500     Motorola, Inc...................................         2,871,375
                                                                  --------------
              Computer Software & Services--1.6%
   13,100     BMC Software, Inc. (d)..........................         1,047,181
   28,800     Computer Sciences Corp. (d).....................         2,725,200
   25,000     Compuware Corp. (d).............................           931,250
                                                                  --------------
                                                                       4,703,631
                                                                  --------------
              Computer Hardware--3.5%
   12,600     Apple Computer, Inc. (d)........................         1,295,438
   86,600     Compaq Computer Corp............................         2,343,612
   30,000     Hewlett-Packard Co..............................         3,418,125
   27,500     International Business Machines Corp............         2,970,000
                                                                  --------------
                                                                      10,027,175
                                                                  --------------

                 See accompanying notes to financial statements.

================================================================================
Investments as of December 31, 1999

Common Stock -- continued

    Shares    Description                                              Value (a)
--------------------------------------------------------------------------------
              Construction Equipment--0.2%
   13,000     Caterpillar, Inc...............................     $      611,813
                                                                  --------------
              Containers-Metal/Glass--0.5%
   55,000     Owens Illinois, Inc. (d)........................         1,378,438
                                                                  --------------
              Drugs & Health Care--2.4%
   25,200     Bristol-Myers Squibb Co.........................         1,617,525
   52,700     Merck & Co......................................         3,534,194
   36,300     Pharmacia & Upjohn, Inc.........................         1,633,500
                                                                  --------------
                                                                       6,785,219
                                                                  --------------
              Electric Utilities--1.9%
   80,000     Texas Utilities Co..............................         2,845,000
   80,600     Unicom Corp.....................................         2,700,100
                                                                  --------------
                                                                       5,545,100
                                                                  --------------
              Electronics--3.3%
   35,000     Emerson Electric Co.............................         2,008,125
   21,000     Intel Corp......................................         1,728,562
   40,000     Litton Industries, Inc. (d).....................         1,995,000
   28,000     Philips Electronics NV (ADR)....................         3,780,000
                                                                  --------------
                                                                       9,511,687
                                                                  --------------
              Entertainment--0.8%
   75,400     Walt Disney Co..................................         2,205,450
                                                                  --------------
              Financial-Consumer/Diversified--2.4%
   74,100     CIT Group, Inc..................................         1,565,362
   60,000     Federal Home Loan Mortgage Corp.................         2,823,750
   67,400     The FINOVA Group, Inc...........................         2,392,700
                                                                  --------------
                                                                       6,781,812
                                                                  --------------
              Foods--1.0%
  128,500     Sara Lee Corp...................................         2,835,031
                                                                  --------------
              Health Care - Services--1.3%
  160,000     Tenet Healthcare Corp. (d)......................         3,760,000
                                                                  --------------
              Household Products--1.6%
   58,000     Kimberly-Clark Corp.............................         3,784,500
   30,000     Newell Rubbermaid, Inc..........................           870,000
                                                                  --------------
                                                                       4,654,500
                                                                  --------------
              Insurance--3.6%
  115,000     ACE, Ltd........................................         1,919,062
   95,000     Allstate Corp...................................         2,280,000
   22,800     American International Group, Inc...............         2,465,250
   39,600     Aon Corp........................................         1,584,000
   50,000     ReliaStar Financial Corp........................         1,959,375
                                                                  --------------
                                                                      10,207,687
                                                                  --------------

                 See accompanying notes to financial statements.

================================================================================
Investments as of December 31, 1999

Common Stock -- continued

    Shares    Description                                              Value (a)
--------------------------------------------------------------------------------
              Investment Banking/Broker/Management--1.4%
   23,042     Bear Stearns Cos., Inc..........................    $      985,046
   21,500     Morgan Stanley Dean Witter & Co.................         3,069,125
                                                                  --------------
                                                                       4,054,171
                                                                  --------------
              Leisure--0.8%
  125,000     Hasbro, Inc.....................................         2,382,813
                                                                  --------------
              Machinery--0.9%
   33,500     Eaton Corp......................................         2,432,938
                                                                  --------------
              Manufacturing--0.7%
   20,200     Minnesota Mining & Manufacturing Co.............         1,977,075
                                                                  --------------
              Metals & Mining--0.5%
   16,900     Alcoa, Inc.....................................          1,402,700
                                                                  --------------
              Natural Gas--1.2%
   26,000     Columbia Gas Systems, Inc.......................         1,644,500
   44,000     El Paso Energy Corp.............................         1,707,750
                                                                  --------------
                                                                       3,352,250
                                                                  --------------
              Oil & Gas/Drilling Equipment--1.0%
   41,800     Baker Hughes, Inc...............................           880,413
   55,000     Transocean Sedco Forex, Inc.....................         1,852,812
                                                                  --------------
                                                                       2,733,225
                                                                  --------------
              Oil & Gas/Major Integrated--5.1%
  112,700     Conoco, Inc.....................................         2,789,325
   81,964     Exxon Mobil Corp................................         6,603,225
   54,500     Texaco, Inc.....................................         2,960,031
   90,000     USX-Marathon Group..............................         2,221,875
                                                                  --------------
                                                                      14,574,456
                                                                  --------------
              Paper & Forest Products--1.6%
   63,200     Georgia Pacific Corp. Timber Group..............         1,556,300
   17,500     International Paper Co..........................           987,656
   40,800     Willamette Industries, Inc......................         1,894,650
                                                                  --------------
                                                                       4,438,606
                                                                  --------------
              Publishing--0.8%
   26,700     Gannett Co......................................         2,177,719
                                                                  --------------
              Restaurants--0.6%
   45,100     McDonald's Corp................................          1,818,094
                                                                  --------------
              Retail- General Merchandise--1.0%
   58,000     Federated Department Stores, Inc.(d)............         2,932,625
                                                                  --------------
              Retail - Grocery--0.5%
   75,000     Kroger Co. (d)..................................         1,415,625
                                                                  --------------
              Retail - Specialty--0.5%
   76,700     TJX Companies, Inc.............................          1,567,556
                                                                  --------------

                                                                               9
                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock -- continued

    Shares    Description                                              Value (a)
--------------------------------------------------------------------------------
              Telecommunication--5.1%
  120,000     BellSouth Corp..................................    $    5,617,500
   64,000     GTE Corp........................................         4,516,000
   90,000     SBC Communications, Inc.........................         4,387,500
                                                                  --------------
                                                                      14,521,000
                                                                  --------------
              Telecommunication-Long Distance--1.9%
   33,500     AT&T Corp.......................................         1,700,125
   67,650     MCI Worldcom, Inc. (d)..........................         3,589,678
                                                                  --------------
                                                                       5,289,803
                                                                  --------------
              Tobacco--0.6%
   76,700     Philip Morris Companies, Inc....................         1,778,481
                                                                  --------------
              Total Common Stock
              (Identified Cost $170,946,298)..................       184,458,323
                                                                  --------------

Bonds and Notes -- 34.9%

                                                                   Ratings (c) (unaudited)
                                                                   -----------------------

   Principal                                                                    Standard
    Amount                                                           Moody's    & Poor's       Value (a)
--------------------------------------------------------------------------------------------------------
              Consumer--4.3%
$ 2,505,000   AMERCO, 7.850%, 5/15/2003 ......................        Ba1         BBB          2,390,071
  4,790,000   Coca Cola Enterprises, Inc., 6.750%, 1/15/2038..        A2          A            4,136,165
  2,500,000   Dillards, Inc., 6.430%, 8/01/2004 ..............        Baa1        BBB          2,357,394
  3,660,000   Nabisco, Inc., 7.050%, 7/15/2007 ...............        Baa2        BBB          3,385,756
                                                                                              ----------
                                                                                              12,269,386
                                                                                              ----------
              Electric Utilities--1.4%
  1,000,000   Calpine Corp., 7.625%, 4/15/2006 ...............        Ba1         BB+            944,550
  3,000,000   Duke Capital Corp., 7.500%, 10/01/2009 .........        A3          A            2,979,093
                                                                                              ----------
                                                                                               3,923,643
                                                                                              ----------
              Electronics--0.6%
  1,790,000   Philips Electronics NV, 7.250%, 8/15/2013 ......        A3          BBB+         1,667,206
                                                                                              ----------
              Equipment Trust--1.1%
    600,000   Delta Air Lines, Inc., 9.200%, 9/23/2014 .......        Baa1        BBB            621,840
  2,973,815   Federal Express Equipment Trust,
              7.020%, 1/15/2016...............................        Baa1        BBB+         2,669,237
                                                                                              ----------
                                                                                               3,291,077
                                                                                              ----------
              Finance--4.0%
  1,775,000   National Health Investors, Inc., 7.300%,
              7/16/2007.......................................        Ba1         BBB-         1,497,299
  1,990,000   ProLogis Trust, 7.050%, 7/15/2006 (REIT) .......        Baa2        BBB+         1,874,958
  4,025,000   Salomon, Inc., 7.000%, 3/15/2004 ...............        Aa3         A            3,972,474
  2,425,000   Secured Finance, Inc., 9.050%, 12/15/2004 ......        Aaa         AAA          2,532,815
  1,660,000   U.S. West Capital Funding, Inc., 6.250%,
              7/15/2005.......................................        Baa1        A-           1,570,991
                                                                                              ----------
                                                                                              11,448,537
                                                                                              ----------
              Gas Utilities--0.4%
  1,200,000   Williams Holdings Co., 6.250%, 2/01/2006 ......         Baa2        BBB-         1,116,156
                                                                                              ----------


                See accompanying notes to financial statements.

================================================================================


Bonds and Notes -- continued

                                                                   Ratings (c) (unaudited)
                                                                   -----------------------
   Principal                                                                      Standard
    Amount    Description                                                Moody's   & Poor's   Value (a)
-------------------------------------------------------------------------------------------------------
              Government--1.3%
$ 4,000,000   United States Treasury Bonds, 6.125%,
              11/15/2027 ................................................   Aaa    AAA    $ 3,722,480
                                                                                          -----------
              Industrials--2.4%
  2,975,000   FMC Corp., 7.125%, 11/25/2002 .............................   Baa2   BBB-     2,925,090
  4,190,000   Kerr-Mcgee Corp., 6.625%, 10/15/2007 ......................   Baa1   BBB      3,915,723
                                                                                          -----------
                                                                                            6,840,813
                                                                                          -----------
              Investment Banking/Broker/Management--1.5%
  3,050,000   Bear Stearns Cos., Inc., 6.750%, 12/15/2007 ...............   A2     A        2,862,212
  1,500,000   Donaldson Lufkin & Jenrette, Inc., 6.875%,
              11/01/2005 ................................................   A3     A-       1,449,990
                                                                                          -----------
                                                                                            4,312,202
                                                                                          -----------
              Leisure--2.3%
  2,125,000   Carnival Corp., 7.050%, 5/15/2005 .........................   A2     A        2,070,005
  2,000,000   Royal Caribbean Cruise Line, 8.125%,
              7/28/2004 .................................................   Baa3   BBB      2,031,680
  2,570,000   Royal Caribbean Cruise Line, 7.000%,
              10/15/2007 ................................................   Baa3   BBB      2,418,113
                                                                                          -----------
                                                                                            6,519,798
                                                                                          -----------
              Manufacturing--1.4%
  2,400,000   Deere & Co., 6.550%, 7/15/2004 ............................   A2     A+       2,319,073
  1,780,000   Raytheon Co., 6.300%, 3/15/2005 ...........................   Baa2   BBB-     1,679,501
                                                                                          -----------
                                                                                            3,998,574
                                                                                          -----------
              Media Research--0.6%
  1,870,000   Nielsen Media Research, Inc., 7.600%,
              6/15/2009 .................................................   Baa2   --       1,787,776
                                                                                          -----------
              Mobile Homes--0.5%
  2,650,000   Oakwood Homes Corp., 8.125%, 3/01/2009 ....................   B3     BB-      1,378,000
                                                                                          -----------
              Mortgages--7.7%
  1,000,000   Federal National Mortgage Association, 5.625%, 5/14/2004 ..   Aaa    AAA        955,620
  1,000,000   Federal National Mortgage Association, 6.375%, 6/15/2009 ..   Aaa    AAA        954,614
  1,883,343   Federal National Mortgage Association, 5.500%, 1/01/2014 ..   Aaa    AAA      1,747,366
  3,000,000   Federal National Mortgage Association, 6.000%, 2/25/2024 ..   Aaa    AAA      2,688,428
  4,970,792   Federal National Mortgage Association, 6.000%, 4/01/2028 ..   Aaa    AAA      4,546,684
 11,854,417   Government National Mortgage Association, 6.500%, 4/15/2029   Aaa    AAA     11,139,477
                                                                                          -----------
                                                                                           22,032,189
                                                                                          -----------
              Oil & Gas--1.0%
  2,960,000   Tosco Corp., 7.625%, 5/15/2006 ............................   Baa2   BBB      2,923,829
                                                                                          -----------
              Paper--0.2%
    500,000   Westvaco Corp., 9.650%, 3/01/2002 .........................   A3     A          524,650
                                                                                          -----------


                See accompanying notes to financial statements.

================================================================================

Bonds and Notes -- continued

                                                                                Ratings (c) (unaudited)
                                                                                -----------------------
   Principal                                                                                 Standard
    Amount    Description                                                            Moody's & Poor's      Value (a)
--------------------------------------------------------------------------------------------------------------------
              Service--0.9%
$ 3,000,000   La Quinta Inns, Inc., 7.400%, 9/15/2005...........................        Ba2      BB    $   2,501,006
                                                                                                       -------------
              Telecommunication--1.5%
  4,600,000   Sprint Spectrum, L.P, 0/12.500%, 8/15/2006 (e)....................        Baa3     BBB+      4,300,908
                                                                                                       -------------
              Transportation--1.8%
  2,350,000   Norfolk Southern Corp., 7.050%, 5/01/2037.........................        Baa1     BBB+      2,310,373
  3,000,000   Northwest Airlines Corp., 8.375%, 3/15/2004.......................        Ba2      BB        2,837,820
                                                                                                       -------------
                                                                                                           5,148,193
                                                                                                       -------------
              Total Bonds and Notes (Identified Cost $105,989,304)..............                          99,706,423
                                                                                                       -------------
              Total Investments--99.5% (Identified Cost $276,935,602) (b).......                         284,164,746
              Other assets less liabilities.....................................                           1,304,883
                                                                                                       -------------
              Total Net Assets--100%.............................................                       $ 285,469,629
                                                                                                       =============

   (a) See Note 1a of Notes to Financial Statements.

   (b) Federal Tax Information:
       At December 31, 1999, the net unrealized appreciation on investments based on cost of $276,941,847 for federal income tax purposes was as follows:

       Aggregate gross unrealized appreciation for all investments in which there is an excess of value
         over tax cost..........................................................                       $  27,463,575

       Aggregate gross unrealized depreciation for all investments in which
         there is an excess of tax cost over value..............................                         (20,240,676)
                                                                                                       -------------
       Net unrealized appreciation..............................................                       $   7,222,899
                                                                                                       =============
   (c) The ratings shown are believed to be the most recent ratings available at
       December 31, 1999. Securities are generally rated at the time of issuance. The rating agencies may revise their rating from time to time.
       As a result, there can be no assurance that the same ratings would be assigned if the securities were rated at December 31, 1999. The Fund's subadviser independently evaluates the Fund's portfolio securities and in making investment decisions does not rely solely on the ratings of agencies.

   (d) Non-income producing security.

   (e) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.

  ADR An American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

REIT   Real Estate Investment Trust

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
================================================================================


December 31, 1999

ASSETS
   Investments at value (Identified cost $276,935,602) ............                       $284,164,746
   Cash ...........................................................                             18,128
   Receivable for:
     Fund shares sold .............................................                            183,149
     Securities sold ..............................................                            863,670
     Dividends and interest .......................................                          2,019,019
                                                                                          ------------
                                                                                           287,248,712

LIABILITIES
   Payable for:
     Fund shares redeemed .........................................   $    596,397
     Securities purchased .........................................        811,687
   Accrued expenses:
     Management fees ..............................................        181,161
     Deferred trustees' fees ......................................         69,610
     Accounting and administrative ................................         16,192
     Other expenses ...............................................        104,036
                                                                      ------------
                                                                                             1,779,083
                                                                                          ------------

NET ASSETS ........................................................                       $285,469,629
                                                                                          ============
   Net assets consist of:
     Capital paid in ..............................................                       $278,189,457
     Undistributed net investment income ..........................                            31,634
     Accumulated net realized gains (losses) ......................                            19,394
     Unrealized appreciation (depreciation) on investments ........                          7,229,144
                                                                                          ------------

NET ASSETS ........................................................                       $285,469,629
                                                                                          ============
   Computation of net asset value and offering price:
   Net asset value and redemption price of Class A shares
     ($167,943,143 / 14,361,962 shares of beneficial interest) ...                            $  11.69
                                                                                              ========
   Offering price per share (100 / 94.25 of 11.69) ...............                            $  12.40*
                                                                                              ========
   Net asset value and offering price of Class B shares
     ($65,941,972 / 5,692,717 shares of beneficial interest) .....                            $  11.58**
                                                                                              ========
   Net asset value and offering price of Class C shares
     ($4,454,474 / 386,257 shares of beneficial interest) ........                            $  11.53**
                                                                                              ========

   Net asset value, offering and redemption price of Class Y shares
     ($47,130,040 / 4,025,989 shares of beneficial interest) .....                            $  11.71
                                                                                              ========


  *  Based upon single purchases of less than $50,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
================================================================================


Year Ended December 31, 1999


INVESTMENT INCOME

   Dividends (net of foreign taxes of $17,773) .............                     $  3,946,520
   Interest ................................................                        8,600,403
                                                                                 ------------
                                                                                   12,546,923

   Expenses

     Management fees .......................................       $  2,517,100
     Service fees - Class A ................................            500,098
     Service and distribution fees - Class B ...............            784,237
     Service and distribution fees - Class C ...............             52,722
     Trustees' fees and expenses ...........................             15,457
     Accounting and administrative .........................             99,614
     Custodian .............................................            113,232
     Transfer agent ........................................            743,877
     Audit and tax services ................................             35,490
     Legal .................................................             14,960
     Printing ..............................................             48,496
     Registration ..........................................             57,498
     Miscellaneous .........................................             10,760
                                                                   ------------
   Total expenses ..........................................                        4,993,541
                                                                                 ------------
   Net investment income ...................................                        7,553,382
                                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
     FOREIGN CURRENCY TRANSACTIONS
    Realized gain (loss) on investments--net ...............         21,528,018
                                                                   ------------
   Unrealized appreciation (depreciation) on:
     Investments--net ....................................        (41,558,696)
     Foreign currency transactions--net ....................                (92)
                                                                   ------------
   Total unrealized appreciation (depreciation) on
   investments and foreign currency
   transactions ............................................       (41,558,788)
                                                                   ------------
   Net gain (loss) on investment transactions ..............                      (20,030,770)
                                                                                 ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS..................................................                     $(12,477,388)
                                                                                 ============

14
                 See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                       Year Ended December 31,
                                                                   ------------------------------
                                                                        1998             1999
FROM OPERATIONS

   Net investment income .......................................   $   8,556,863    $   7,553,382
   Net realized gain (loss) on investments .....................      36,886,910       21,528,018
   Net unrealized appreciation (depreciation) on investments and
     foreign currency tranactions ..............................     (15,316,839)     (41,558,788)
                                                                   -------------    -------------
   Increase (decrease) in net assets from operations ...........      30,126,934      (12,477,388)
                                                                   -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A ...................................................      (5,071,303)      (4,639,384)
     Class B ...................................................      (1,228,192)      (1,264,308)
     Class C ...................................................         (84,069)         (85,562)
     Class Y ...................................................      (2,049,589)      (1,639,492)
   Net realized gain on investments
     Class A ...................................................     (22,927,357)     (13,844,100)
     Class B ...................................................      (8,531,184)      (5,598,800)
     Class C ...................................................        (560,266)        (372,784)
     Class Y ...................................................      (7,647,240)      (3,811,458)
                                                                   -------------    -------------
                                                                     (48,099,200)     (31,255,888)
                                                                   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS .....................       3,590,030      (56,609,069)
                                                                   -------------    -------------
Total increase (decrease) in net assets ........................     (14,382,236)    (100,342,345)

NET ASSETS
   Beginning of the year .......................................     400,194,210      385,811,974
                                                                   -------------    -------------
   End of the year .............................................   $ 385,811,974    $ 285,469,629
                                                                   =============    =============
UNDISTRIBUTED NET INVESTMENT INCOME
   End of the year .............................................   $     103,509    $      31,634
                                                                   =============    =============


                                                                              15


                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                            Class A
                                                             -----------------------------------------------------------------------

                                                                                     Year Ended December 31,
                                                             -----------------------------------------------------------------------
                                                                 1995           1996          1997           1998           1999
                                                             -----------------------------------------------------------------------
Net Asset Value, Beginning of the Year ..................    $   11.27      $   13.14      $   13.94      $   14.25      $  13.52
                                                             ---------      ---------      ---------      ---------      --------
Income From Investment Operations

Net Investment Income ...................................         0.42           0.38           0.33           0.33          0.32
Net Realized and Unrealized Gain (Loss)
  on Investments ........................................         2.49           1.76           2.05           0.74         (0.82)
                                                             ---------      ---------      ---------      ---------      --------
Total From Investment Operations ........................         2.91           2.14           2.38           1.07         (0.50)
                                                             ---------      ---------      ---------      ---------      --------
Less Distributions

Dividends From Net Investment Income ....................        (0.40)         (0.39)         (0.33)         (0.32)        (0.32)
Distributions From Net Realized Capital Gains ...........        (0.64)         (0.95)         (1.74)         (1.48)        (1.01)
                                                             ---------      ---------      ---------      ---------      --------
Total Distributions .....................................        (1.04)         (1.34)         (2.07)         (1.80)        (1.33)
                                                             ---------      ---------      ---------      ---------      --------
Net Asset Value, End of the Year ........................    $   13.14      $   13.94      $   14.25      $   13.52      $  11.69
                                                             =========      =========      =========      =========      ========
Total Return (%) (a) ....................................         26.3           17.1           17.5            8.2          (3.8)
Ratio of Operating Expenses to Average
  Net Assets (%) ........................................         1.36           1.33           1.29           1.30          1.33
Ratio of Net Investment Income to
  Average Net Assets (%) ................................         3.37           2.79           2.25           2.25          2.30
Portfolio Turnover Rate (%) .............................           54             70             69             81            61
Net Assets, End of the Year (000) .......................    $ 196,514       $219,626    $   233,421      $ 222,866      $167,943


(a)  A sales charge is not reflected in total return calculations.


                                                                                          Class B
                                                             -----------------------------------------------------------------------

                                                                                    Year Ended December 31,
                                                             -----------------------------------------------------------------------
                                                                 1995           1996          1997           1998           1999
                                                             -----------------------------------------------------------------------
Net Asset Value, Beginning of the Year ..................    $    11.24     $    13.08     $    13.86     $    14.15     $    13.40
                                                             ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net Investment Income ...................................          0.34           0.29           0.23           0.21           0.21
Net Realized and Unrealized Gain (Loss) on
  Investments ...........................................          2.46           1.74           2.03           0.74          (0.80)
                                                             ----------     ----------     ----------     ----------     ----------
Total From Investment Operations ........................          2.80           2.03           2.26           0.95          (0.59)
                                                             ----------     ----------     ----------     ----------     ----------
Less Distributions
Dividends From Net Investment Income ....................         (0.32)         (0.30)         (0.23)         (0.22)         (0.22)
Distributions From Net Realized Capital Gains ...........         (0.64)         (0.95)         (1.74)         (1.48)         (1.01)
                                                             ----------     ----------     ----------     ----------     ----------
Total Distributions .....................................         (0.96)         (1.25)         (1.97)         (1.70)         (1.23)
                                                             ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of the Year ........................    $    13.08     $    13.86     $    14.15     $    13.40     $    11.58
                                                             ==========     ==========     ==========     ==========     ==========
Total Return (%) (a) ....................................          25.3           16.3           16.7            7.3           (4.4)
Ratio of Operating Expenses to Average Net
  Assets (%) ............................................          2.11           2.08           2.04           2.05           2.08
Ratio of Net Investment Income to Average
  Net Assets (%) ........................................          2.62           2.04           1.50           1.50           1.55
Portfolio Turnover Rate (%) .............................            54             70             69             81             61
Net Assets, End of the Year (000) .......................    $   40,361     $   58,367     $   76,558     $   84,255     $   65,942

(a) A contingent deferred sales charge is not reflected in total return calculations.

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                              Class C
                                                            ------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                            ------------------------------------------------------------------------
                                                                1995          1996           1997             1998          1999
                                                            ------------------------------------------------------------------------
Net Asset Value, Beginning of the Year ...............      $   11.24     $   13.05       $   13.82       $   14.10       $   13.35
                                                            ---------     ---------       ---------       ---------       ---------
Income From Investment Operations
Net Investment Income ................................           0.35          0.29            0.23            0.21            0.21
Net Realized and Unrealized Gain (Loss)
  on Investments .....................................           2.44          1.73            2.02            0.74           (0.80)
                                                            ---------     ---------       ---------       ---------       ---------
Total From Investment Operations .....................           2.79          2.02            2.25            0.95           (0.59)
                                                            ---------     ---------       ---------       ---------       ---------
Less Distributions
Dividends From Net Investment Income .................          (0.34)        (0.30)          (0.23)          (0.22)          (0.22)
Distributions From Net Realized Capital Gains ........          (0.64)        (0.95)          (1.74)          (1.48)          (1.01)
                                                            ---------     ---------       ---------       ---------       ---------
Total Distributions ..................................          (0.98)        (1.25)          (1.97)          (1.70)          (1.23)
                                                            ---------     ---------       ---------       ---------       ---------
Net Asset Value, End of the Year .....................      $   13.05     $   13.82       $   14.10       $   13.35       $   11.53
                                                            =========     =========       =========       =========       =========
Total Return (%) (a) .................................           25.2          16.2            16.6             7.3            (4.5)
Ratio of Operating Expenses
  to Average Net Assets (%) ..........................           2.11          2.08            2.04            2.05            2.08
Ratio of Net Investment Income
  to Average Net Assets (%) ..........................           2.62          2.04            1.50            1.50            1.55
Portfolio Turnover Rate (%) ..........................             54            70              69              81              61
Net Assets, End of the Year (000) ....................      $     718     $   2,538       $   4,596       $   5,480       $   4,454

(a) A contingent deferred sales charge is not reflected in total return calculations.


                                                                                              Class Y
                                                            ------------------------------------------------------------------------

                                                                                        Year Ended December 31,
                                                            ------------------------------------------------------------------------
                                                                1995          1996           1997             1998          1999
                                                            ------------------------------------------------------------------------
Net Asset Value, Beginning of the Year ...............      $  11.27      $  13.15       $  13.95         $  14.27        $ 13.54
                                                            --------      --------       --------         --------        --------
Income From Investment Operations
Net Investment Income ................................          0.46          0.44           0.40             0.39           0.36
Net Realized and Unrealized Gain (Loss)
  on Investments .....................................          2.51          1.76           2.06             0.74          (0.81)
                                                            --------      --------       --------         --------        --------
Total From Investment Operations .....................          2.97          2.20           2.46             1.13          (0.45)
                                                            --------      --------       --------         --------        --------
Less Distributions
Dividends From Net Investment Income .................         (0.45)        (0.45)         (0.40)           (0.38)         (0.37)
Distributions From Net Realized Capital Gains ........         (0.64)        (0.95)         (1.74)           (1.48)         (1.01)
                                                            --------      --------       --------         --------        --------
Total Distributions ..................................         (1.09)        (1.40)         (2.14)           (1.86)         (1.38)
                                                            --------      --------       --------         --------        --------
Net Asset Value, End of the Year .....................      $  13.15      $  13.95       $  14.27         $  13.54        $ 11.71
                                                            ========      ========       ========         ========        ========
Total Return (%) .....................................          26.8          17.6           18.1              8.6          (3.3)
Ratio of Operating Expenses to Average
Net Assets (%) .......................................          1.11          0.88           0.88             0.90           0.93
Ratio of Net Investment Income to
  Average Net Assets (%) .............................          3.62          3.24           2.66             2.65           2.68
Portfolio Turnover Rate (%) ..........................            54            70             69               81             61
Net Assets, End of the Year (000) ....................      $ 59,411      $ 77,665       $ 85,620         $ 73,212        $47,130


                                                                              17
                See accompanying notes to financial statements.

                   NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999


1. Significant Accounting Policies. The Fund is a Series of Nvest Funds (formerly known as New England Funds) Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased prior to May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service as authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the

================================================================================
For the Year Ended December 31, 1999


trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities and wash sales. Permanent book and tax differences will result in reclassifications to capital accounts.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements including interest. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 1999, purchases and sales of securities (excluding short-term investments) were as follows:

                    Purchases                          Sales
           ----------------------------       ----------------------------
           U.S. Government     Other          U.S. Government      Other
           ---------------  ------------      ---------------   ------------
            $11,803,563     $195,742,761      $46,891,869       $236,573,681

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P., ("Nvest Management") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million reduced by the payment to the Fund's investment subadviser, Loomis Sayles & Company, L.P. ("Loomis Sayles") at the rate of 0.535% of the first $200 million of the Fund's average daily net assets, 0.350% of the next $300 million and 0.300% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by Nvest Management and Loomis Sayles under the management and subadvisory agreements in effect during the year ended December 31, 1999 are as follows:

                           Fees Earned
                           -----------
                           Nvest Management     $    1,047,478
                           Loomis Sayles             1,469,622

The effective management fee for the year ended December 31, 1999 was 0.73%.

================================================================================
For the Year Ended December 31, 1999


b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999 these expenses amounted to $99,614 and are shown separately in the financial statements as accounting and administrative.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $548,788 as compensation for its services in that capacity.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A Shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by the Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $500,098 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1999, is $2,041,399.

Under the Class B and Class C Plans, the Fund pays Nvest Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $196,059 and $13,180 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plan, the Fund pays Nvest Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $588,178 and $39,542 in distribution fees under the Class B and Class C plans, respectively.

================================================================================
For the Year Ended December 31, 1999


Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999, amounted to $540,783.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

4. Capital Shares. At December 31, 1999, there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:


                                                                                          Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                                                1998                            1999
                                                                                ----                            ----
Class A                                                                Shares          Amount           Shares           Amount
-------                                                                ------          ------           ------           ------
Shares sold ................................................        4,184,781       $60,620,980        1,265,090      $16,907,083
Shares issued in connection with the reinvestment of:
  Dividends from net investment income .....................          343,283         4,825,054          341,407        4,400,684
  Distributions from net realized gain .....................        1,673,947        22,101,687        1,139,027       13,348,732
                                                                    ---------       -----------        ---------       ----------
                                                                    6,202,011        87,547,721         2,745,524      34,656,499
Shares repurchased .........................................       (6,091,042)      (87,727,573)       (4,870,716)    (63,915,765)
                                                                    ---------       -----------        ---------       ----------
Net increase (decrease) ....................................          110,969      $   (179,852)       (2,125,192)   $(29,259,266)
                                                                    ---------       -----------        -----------   -------------


                                                                                          Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                                               1998                                  1999
                                                                     ------------------------             -------------------------
  Class B                                                            Shares            Amount             Shares            Amount
  -------                                                            ------            ------             ------            ------
  Shares sold ..............................................        1,248,516      $ 17,867,284           860,330      $ 11,357,242
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...................           83,821         1,166,098            94,655         1,206,918
    Distributions from net realized gain ...................          627,610         8,221,630           467,733         5,429,353
                                                                    ---------       -----------        ---------       ----------
                                                                    1,959,947        27,255,012         1,422,718        17,993,513
  Shares repurchased .......................................       (1,084,622)      (15,449,632)       (2,015,881)      (26,014,153)
                                                                    ---------       -----------        ---------       ----------
  Net increase (decrease) ..................................          875,325       $11,805,380          (593,163)      $(8,020,640)
                                                                    ---------       -----------        ---------       ----------

================================================================================
For the Year Ended December 31, 1999


                                                                                              Year Ended December 31,
                                                                          ----------------------------------------------------------
                                                                                  1998                              1999
                                                                          ------------------------        --------------------------
Class C                                                                    Shares         Amount             Shares        Amount
-------                                                                    ------         ------             ------        ------
Shares sold ....................................................          227,595       $3,252,356           89,239      $1,163,532
Shares issued in connection with the reinvestment of:
  Dividends from net investment income .........................            5,863           81,509            6,531          83,083
  Distributions from net realized gain .........................           42,147          550,039           31,247         361,197
                                                                         --------       ----------         --------      ----------
                                                                          275,605        3,883,904          127,017       1,607,812
Shares repurchased .............................................         (190,985)      (2,763,416)        (151,265)     (1,959,487)
                                                                         --------       ----------         --------      ----------
Net increase (decrease) ........................................           84,620       $1,120,488          (24,248)     $ (351,675)
                                                                         --------       ----------         --------      ----------

                                                                                           Year Ended December 31,
                                                                           ---------------------------------------------------------
                                                                                  1998                             1999
                                                                           ---------------------            ------------------------
Class Y                                                                    Shares         Amount            Shares         Amount
-------                                                                    ------         ------            ------         ------
  Shares sold ......................................................        408,384    $  5,832,877         405,924    $  5,372,675
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income ...........................        145,334       2,049,589         126,531       1,639,492
    Distributions from net realized gain ...........................        578,415       7,647,241         324,920       3,811,458
                                                                         ----------     -----------      ----------     -----------
                                                                          1,132,133      15,529,707         857,375      10,823,625
  Shares repurchased ...............................................     (1,724,451)    (24,685,693)     (2,239,982)    (29,801,113)
                                                                         ----------     -----------      ----------     -----------
  Net increase (decrease) ..........................................       (592,318)   $ (9,155,986)     (1,382,607)   $(18,977,488)
                                                                         ----------     -----------      ----------     -----------
  Increase (decrease) derived from capital shares transactions .....        478,596    $  3,590,030      (4,125,210)   $(56,609,069)
                                                                         ==========     ===========      ==========     ===========


5. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 4, 1999. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 1999.

                       REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================


To the Trustees of Nvest Funds Trust I and the Shareholders of the Nvest Balanced Fund


In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Balanced Fund (formerly the New England Balanced Fund) (the "Fund"), a series of Nvest Funds Trust I, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

                                             Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------


Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market:

Number of outstanding shares X current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                                   NVEST FUND
================================================================================


      LARGE-CAP EQUITY FUNDS             GLOBAL/INTERNATIONAL EQUITY
        Capital Growth Fund                  Star Worldwide Fund
        Kobrick Growth Fund               International Equity Fund
           Growth Fund
      Growth and Income Fund
           Balanced Fund
            Value Fund                      CORPORATE INCOME FUNDS
                                       Short Term Corporate Income Fund
       ALL-CAP EQUITY FUNDS                    Bond Income Fund
        Star Advisers Fund                     High Income Fund
       Kobrick Capital Fund                 Strategic Income Fund
          Bullseye Fund
        Equity Income Fund                 GOVERNMENT INCOME FUNDS
                                      Limited Term U.S. Government Fund
      SMALL-CAP EQUITY FUNDS              Government Securities Fund
        Star Small Cap Fund
   Kobrick Emerging Growth Fund               MONEY MARKET FUNDS*
                                             Cash Management Trust
                                        Tax Exempt Money Market Trust
                                       *An investment in the Fund is not
                                    insured or guaranteed by the FDIC or any
                                            other government agency


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund


To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478


     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P, and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------

  399 Boylston Street

Boston, Massachusetts

      02116
---------------------



BL56-1299

[LOGO] Printed on Recycled Paper

                                 ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                       Nvest Star Advisers Fund

                                                                  Where
                                                                The Best
                                                              Minds Meet(R)




-----------------
December 31, 1999
-----------------

================================================================================


                                                                  February  2000
--------------------------------------------------------------------------------


[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."


After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.


                                                              /s/ John T. Hailer

--------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                            Nvest Star Advisers Fund
================================================================================

                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. The Standard & Poor's 400 Midcap Index(4) is the primary benchmark and the S&P 500 Stock Index(5) is the secondary benchmark for Nvest Star Advisers Fund.

                                Growth of a $10,000 Investment in Class A Shares


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        July 1994 through December 1999

               Net Asset         Maximum Sales
               Value(1)            Charge(2)         S&P 500(4)       S&P 400(5)
               ---------        --------------       ----------       ----------
 12/99         $35,690              $33,638           $36,400         $29,288
 12/98          24,372               22,970            30,073          25,530
  6/98          23,293               21,954            27,534          23,290
 12/97          20,436               19,261            23,400          21,441
  6/97          18,775               17,695            21,167          18,323
 12/96          17,006               16,028            17,552          16,216
  6/96          16,098               15,172            15,721          14,862
 12/95          14,293               13,471            14,281          13,610
  6/95          12,252               11,547            12,484          12,228
 12/94          10,638               10,026            10,391          10,401
7/7/94          10,000                9,425            10,000          10,000

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                            Nvest Star Advisers Fund
================================================================================


                                        Average Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A (Inception 7/7/94)              1 Year       5 Years    Since Inception
Net Asset Value(1)                       46.44%       27.39%       26.11%
With Maximum Sales Charge(2)             38.03        25.89        24.76
--------------------------------------------------------------------------------
Class B (Inception 7/7/94)              1 Year       5 Years    Since Inception
Net Asset Value(1)                       45.36%       26.46%       25.18%
With CDSC(3)                             40.36        26.30        25.12
--------------------------------------------------------------------------------
Class C (Inception 7/7/94)              1 Year       5 Years    Since Inception
Net Asset Value(1)                       45.31%       26.45%       25.19%
With CDSC(3)                             44.31        26.45        25.19
--------------------------------------------------------------------------------
Class Y (Inception 11/15/94)            1 Year       5 Years    Since Inception
Net Asset Value(1)                       46.78%       27.81%       26.50%
--------------------------------------------------------------------------------

                                                                                        Since
                                                                                        Fund's
                                                              Since Fund's Inception    Class Y
Comparative Performance             1 Year           5 Years    (Class A, B and C)    Inception
S&P 400 Midcap Index(4)              14.72%           23.05%           21.22%           22.87%
S&P 500 Stock Index(5)               21.04            28.56            26.63            28.42
Morningstar Mid Cap Growth Avg.(6)   38.63            29.34            29.34            18.62
Lipper Multi-Cap Growth Average(7)   52.30            28.56            26.84            28.31

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available to certain institutional investors only.


(1) Net Asset Value (NAV) performance represents the percent change in net asset value per share with all distributions reinvested. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance represents the percent change in net asset value per share with all distributions reinvested and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance for Class B shares represents the percent change in net asset value per share with all distributions reinvested and assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) The Standard & Poor's Midcap 400 Index (S&P 400(R)) is an unmanaged index representing the performance of the mid-sized company segment of the U.S. stock market. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

(5) The Standard & Poor's Composite Index of 500 Stocks (S&P 500(R)) is a market value-weighted unmanaged index of common stock prices. It is a common measure of stock total return performance. The performance of the S&P 500 has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

(6) Morningstar Mid Cap Growth Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class A, B and C since inception returns are calculated from 7/31/94. Class Y since inception return is calculated from 11/30/94.

(7) Lipper Multi-Cap Growth Average is the average performance at net asset value of all mutual funds with a similar current investment style or objective as determined by Lipper Inc., an independent mutual fund ranking service. Class Y since inception return is calculated from 11/30/94.

                            Nvest Star Advisers Fund
================================================================================

================================================================================
*Effective January 2000, Joseph R. Gatz and Dawn Alston Paige became lead portfolio manager and co-portfolio manager of the Loomis Sayles segment of the Fund. Detailed information from a supplement to the Fund's prospectus appears on page 28 of this report.
================================================================================

                                                Overview: How the Fund Performed
--------------------------------------------------------------------------------

An excellent economy, rising corporate profits and an emphasis on rapidly growing technology and telecommunications companies helped produce strong returns for Star Advisers Fund.

For the 12-month period ended December 31, 1999, Star Advisers Fund's Class A shares returned 46.44% based on net asset value, significantly outperforming the 14.72% return of the S&P 400 Midcap Index and the 21.04% return of the S&P 500 Index. The Fund's return includes capital gain distributions of $4.31 per share and a $4.48 per share gain in net asset value to $24.50 on December 31, 1999.

================================================================================
Star Advisers Fund is composed of four separate segments, each managed by a different investment management firm. This multiple-manager approach is the foundation of the Star concept. It provides a means to diversify among not just individual securities but also among the investment styles and strategies of several established management firms."
================================================================================

The chart below shows the proportion of assets under the management of each subadviser. The proportions grow and shrink relative to one another depending on the relative returns of each subadviser and the markets in which they invest.

The economic backdrop was positive for stocks

By almost any measure, the economic environment for U.S. stocks was superb during the 12-month period. Economic growth was strong, inflation remained at a relatively moderate level, the unemployment rate continued to decline and consumer confidence was high. Within this attractive economic framework, the demand for goods and services produced by U.S. companies escalated and corporate profits rose.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                            Portfolio Mix -- 12/31/99

                     Oakmark/HarRis                  12.2%
                     Kobrick                         31.9%
                     Janus                           40.6%
                     Loomis Sayles                   15.3%


               Portfolio holdings and asset allocation will vary.

                            Nvest Star Advisers Fund
================================================================================


--------------------------------------------------------------------------------

While these favorable economic factors were generally positive for stocks, they were sometimes overshadowed by concerns that inflation would eventually accelerate causing interest rates to rise. In a preemptive strike against inflation, the Federal Reserve Board raised interest rates three times, each time by 0.25%. Although the interest-rate hikes were relatively modest, the Fed's actions triggered a stock market correction in the third quarter of 1999, erasing the gains made in the first six months of the year. The downturn in the market was short-lived, however. Despite rising interest rates, stocks surged ahead in the fourth quarter, and investors recouped their earlier losses.

Technology and telecommunications stocks were leaders

Among market sectors, technology and telecommunications stocks were the clear winners. While the value of many technology companies rose, those engaged in building the infrastructure of the Internet were standouts. This area of the market intersected with another market sector -- telecommunication, where companies developing wireless access to the Internet were some of the best performers. Businesses seeking to deliver bundled telecommunications services to consumers also made strong gains. Bundled services could include traditional telephone service, Internet access, cable television and cellular telephone service. The market's bias in favor of technology and telecommunications stocks hampered the performance of stocks in more traditional sectors. As a result, areas such as manufacturing, finance, consumer staples had more modest returns during the period. Energy was a notable exception. An increase in worldwide demand for energy significantly boosted prices and profits of energy companies.

                   Your Fund's 10 Largest Sectors -- 12/31/99

                                                                      % of
           Sector                                                  Net Assets
--------------------------------------------------------------------------------
       1.  Computer Software & Services                               17.0
--------------------------------------------------------------------------------
       2.  Broadcasting                                                8.3
--------------------------------------------------------------------------------
       3.  Telecommunication Equipment                                 6.4
--------------------------------------------------------------------------------
       4.  Telecommunication                                           4.2
--------------------------------------------------------------------------------
       5.  Internet Content                                            3.6
--------------------------------------------------------------------------------
       6.  Business Services                                           3.5
--------------------------------------------------------------------------------
       7.  Computers & Business Equipment                              3.3
--------------------------------------------------------------------------------
       8.  Electronics                                                 3.2
--------------------------------------------------------------------------------
       9.  Communication Equipment                                     3.1
--------------------------------------------------------------------------------
      10.  Computer Networking                                         3.1
--------------------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

The Fund's subadvisers

Because Star Advisers Fund uses four different investment managers with different styles and areas of interest, it participates in multiple segments of the market. For

                            Nvest Star Advisers Fund
================================================================================


--------------------------------------------------------------------------------

example, the Janus segment benefited largely from its focus on technology and telecommunications stocks. In August, Kobrick Funds replaced Founders Asset Management as a portfolio manager and this segment also benefited from a mix of technology and telecommunications stocks, even though it had fewer investments in these areas than the Janus segment. Because the Oakmark/Harris team uses a value approach to investing, this segment did least well because value stocks in the U.S. were out of favor with investors during 1999. The Loomis Sayles segment, which concentrates its investments in small-cap value stocks, produced relatively good returns, although this segment too was not a strong contributor to performance because of its value orientation.

Our outlook

Going into 2000, we believe that the economic environment should remain positive for stocks and that existing investment preferences for large-cap growth stocks, especially technology and telecommunications stocks, will continue in the short-run. While strong economic fundamentals are favorable for stocks, concerns about accelerating inflation continue to exist. There is a strong possibility that the Federal Reserve Board will raise interest rates in the first quarter of 2000, which could have a negative impact on the large-cap growth stocks that have dominated the market over the past year. Value stocks, too, may regain market favor if the economy slows. Because your Fund emphasizes different investment styles and strategies, it is well positioned to take advantage of any changes in market leadership that may occur.

                   Your Fund's 10 Largest Holdings -- 12/31/99
                                                                      % of
           Company                                                  Net Assets
--------------------------------------------------------------------------------
       1.  Nokia Corp. (ADR)                                           4.5
--------------------------------------------------------------------------------
       2.  AT&T Corp. - Liberty Media Group                            3.2
--------------------------------------------------------------------------------
       3.  Cisco Systems                                               2.0
--------------------------------------------------------------------------------
       4.  CMG Information Services, Inc.                              1.6
--------------------------------------------------------------------------------
       5.  VERITAS Software Corp.                                      1.5
--------------------------------------------------------------------------------
       6.  Amazon.com, Inc.                                            1.4
--------------------------------------------------------------------------------
       7.  Exodus Communications, Inc.                                 1.4
--------------------------------------------------------------------------------
       8.  JDS Uniphase Corp.                                          1.4
--------------------------------------------------------------------------------
       9.  Enron Corp.                                                 1.3
--------------------------------------------------------------------------------
      10.  DoubleClick, Inc.                                           1.3
--------------------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

This portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes. Stock funds fluctuate in value and, when redeemed, may be worth more or less than their original cost.

Star Advisers Fund may invest in foreign and emerging market securities which may involve special risks. The Fund may invest in higher yielding securities. Investments in lower-rated, higher yielding bonds may involve greater risk. Investing in small-cap companies involves greater risk than is customarily associated with more established companies. The Fund may invest in REITS which are subject to changes in underlying real estate values, rising interest rates and mortgage prepayment risks. This Fund may invest in derivative securities for hedging purposes. The risks may increase share volatility. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Common Stock-- 94.2% of Total Net Assets

     Shares      Description                                          Value (a)
--------------------------------------------------------------------------------
                 Aerospace & Defense--1.5%
     21,800      Alliant Techsystems, Inc. ......................    $ 1,358,413
    299,000      Boeing Co. .....................................     12,427,187
    370,000      Lockheed Martin Corp. ..........................      8,093,750
     50,000      Newport News Shipbuilding, Inc. ................      1,375,000
                                                                     -----------
                                                                      23,254,350
                                                                     -----------
                 Apparel & Textiles--1.1%
    135,900      Burlington Industries, Inc. (c) ................        543,600
     78,000      Jones Apparel Group, Inc. (c) ..................      2,115,750
     48,600      Liz Claiborne, Inc. ............................      1,828,575
    230,000      NIKE, Inc., Class B ............................     11,399,375
     17,200      Russell Corp. ..................................        288,100
     25,800      Springs Industries, Inc. .......................       1,03,387
                                                                     -----------
                                                                      17,205,787
                                                                     -----------
                 Automotive--0.2%
     42,400      Oshkosh Truck Corp. ............................      1,242,850
    102,200      Tower Automotive, Inc. (c) .....................      1,577,713
                                                                     -----------
                                                                       2,820,563
                                                                     -----------
                 Banks & Thrifts--2.7%
    278,000      Bank One Corp. .................................      8,913,375
     69,400      Bay View Capital Corp. .........................        984,612
     43,400      Chittenden Corp. ...............................      1,285,725
     53,300      City National Corp. ............................      1,755,569
     90,700      Colonial BancGroup, Inc. .......................        941,013
     23,100      Commerce Bancorp, Inc. .........................        934,106
     78,737      Commercial Federal Corp. .......................      1,402,503
     68,600      Community First Bankshares, Inc. ...............      1,080,450
     72,815      Fifth Third Bancorp ............................      5,342,801
     27,000      First Midwest Bancorp, Inc. ....................        715,500
    156,874      Firstar Corp. ..................................      3,313,963
    103,900      FirstMerit Corp. ...............................      2,389,700
     64,169      Hudson United Bancorp ..........................      1,640,320
     63,600      Local Financial Corp. ..........................        659,850
     50,300      Staten Island Bancorp, Inc. ....................        905,400
    372,500      Washington Mutual, Inc. ........................      9,685,000
     13,500      Wilmington Trust Corp. .........................        651,375
                                                                     -----------
                                                                      42,601,262
                                                                     -----------
                 Biotechnology--0.1%
     52,300      Medicis Pharmaceutical Corp. ...................      2,226,019
                                                                     -----------

                 Broadcasting--8.3%
    892,575      AT&T Corp. -
                 Liberty Media Group (c) ........................    $50,653,631
     89,380      Cablevision Systems Corp. (c) ..................      6,748,190
    273,685      Comcast Corp., Special Class A .................     13,838,198
    131,535      Cox Communications, Inc. (c) ...................      6,774,053
     81,700      Cumulus Media, Inc. (c) ........................      4,146,275
    150,470      EchoStar Communications Corp. (c) ..............     14,670,825
     33,800      Emmis Communications Corp. (c) .................      4,212,853
    119,100      Entercom Communications Corp. (c) ..............      7,860,600
    149,232      Infinity Broadcasting Corp. ....................      5,400,333
     19,400      Liberty Digital, Inc. ..........................      1,440,450
    102,200      Network Event Theater, Inc. (e) ................      2,432,360
    112,080      UnitedGlobalCom, Inc. ..........................      7,915,650
     86,900      Wink Communications, Inc. ......................      5,219,431
                                                                     -----------
                                                                     131,312,849
                                                                     -----------
                 Building & Related--0.9%
    250,000      Black & Decker Corp. ...........................     13,062,500
     76,800      Furniture Brands International, Inc. ...........      1,689,600
                                                                     -----------
                                                                      14,752,100
                                                                     -----------
                 Business Services--3.5%
     37,500      ADVO, Inc. .....................................        890,625
     87,300      Burns International Services Corp. .............        943,931
    518,800      Cendant Corp. (c) ..............................     13,780,625
     67,700      Cheap Tickets, Inc. ............................        926,644
     91,900      CMG Information Services, Inc. .................     25,444,812
     28,500      Interim Services (c) ...........................        705,375
     35,500      Manpower, Inc. .................................      1,335,687
     59,250      Tetra Tech, Inc. (c) ...........................        910,969
     55,795      TMP Worldwide, Inc. (c) ........................      7,922,890
     36,000      True North Communications ......................      1,608,750
     25,900      United Stationers, Inc. ........................        739,769
                                                                     -----------
                                                                      55,210,077
                                                                     -----------
                 Chemicals--0.5%
     47,500      CUNO, Inc. .....................................        983,398
     53,500      Cytec Industries, Inc. .........................      1,237,187
     18,100      Dexter Corp. ...................................        719,475
     50,200      Ferro Corp. ....................................      1,104,400
     19,000      Great Lakes Chemical Corp. .....................        725,563


                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock-- continued

     Shares      Description                                          Value (a)
--------------------------------------------------------------------------------

                 Chemicals--continued
     51,200      Olin Corp. .....................................    $ 1,014,400
     42,400      OM Group, Inc. .................................      1,460,150
     24,800      Scotts Co. .....................................        998,200
                                                                     -----------
                                                                       8,242,773
                                                                     -----------
                 Communication Equipment--3.1%
    110,400      E-Tek Dynamics, Inc. ...........................     14,862,600
    134,980      JDS Uniphase Corp. .............................     21,773,961
     38,400      Sycamore Networks, Inc. ........................     11,827,200
                                                                     -----------
                                                                      48,463,761
                                                                     -----------
                 Communication Services--0.9%
    111,000      Covad Communications Group, Inc. ...............      6,209,062
    119,900      Western Wireless Corp. .........................      8,003,325
                                                                     -----------
                                                                      14,212,387
                                                                     -----------
                 Computer Networking--3.1%
    287,525      Cisco Systems, Inc. (c) ........................     30,801,116
     19,400      Crossroads Systems, Inc. .......................      1,639,300
     20,200      Juniper Networks, Inc. .........................      6,868,000
     56,100      Redback Networks, Inc. .........................      9,957,750
                                                                     -----------
                                                                      49,266,166
                                                                     -----------
                 Computer Software
                  & Services--17.0%
    137,200      Acclaim Entertainment, Inc. ....................        703,150
     29,900      Akamai Technologies, Inc. ......................      9,795,987
     79,500      Allaire Corp. ..................................     11,631,844
    155,625      America Online, Inc. (c) .......................     11,739,961
     75,000      Ariba, Inc. ....................................     13,303,125
     77,800      BEA Systems, Inc. ..............................      5,441,137
    100,400      Cadence Design Systems, Inc. ...................      2,409,600
     52,900      CIBER, Inc. (c) ................................      1,454,750
     45,200      Complete Business Solutions, Inc. ..............      1,135,650
    148,200      Computer Associates International, Inc. ........     10,364,737
     44,500      Computer Horizons Corp. (Rights)(c) ............        720,344
     28,200      DSL.net, Inc. ..................................        407,138
    171,635      Electronic Arts, Inc. (c) ......................     14,417,340
    248,350      Exodus Communications, Inc. ....................     22,056,584
     82,000      FileNET Corp. (c) ..............................      2,091,000
     66,600      Hyperion Solutions Corp. .......................      2,897,100
    158,800      Informix Corp. (c) .............................      1,816,275
     63,900      Intertrust Technologies Corp. ..................      7,516,237
     65,800      Interwoven, Inc. ...............................      8,002,925
    208,900      Intuit, Inc. (c) ...............................     12,520,944
     56,900      J.D. Edwards & Co. (c) .........................      1,699,888
     15,800      Manugistics Group, Inc. (c) ....................        510,538
     61,600      Metamor Worldwide, Inc. ........................      1,794,100
    101,495      Microsoft Corp. (c) ............................     11,849,541
     18,700      Netcentives, Inc. ..............................      1,165,244
     74,200      NOVA Corp. (c) .................................      2,341,938
     31,300      OneMain.com, Inc. ..............................        469,500
     49,000      Oracle Systems Corp. (c) .......................      5,491,062
    275,600      Parametric Technology Corp. (c) ................      7,458,425
     68,300      Peregrine Systems, Inc. ........................      5,750,006
     88,465      Phone.com., Inc. ...............................     10,256,411
     30,800      Policy Management Systems Corp. ................        787,325
    113,700      RealNetworks, Inc. .............................     13,679,531
     48,600      Retek, Inc. ....................................      3,657,150
     91,190      Sapient Corp. ..................................     12,852,091
     15,100      Segue Software, Inc. ...........................        377,500
     40,500      Silknet Software, Inc. .........................      6,712,875
     66,780      Software.com, Inc. .............................      6,410,880
     79,200      SunGard Data Systems, Inc. .....................      1,881,000
    117,400      Symantec Corp. (c) .............................      6,882,575
     19,600      The 3DO Co. ....................................        178,238
    194,255      USWeb Corp. ....................................      8,632,207
     56,840      VeriSign, Inc. (c) .............................     10,852,887
     20,265      Vignette Corp. .................................      3,303,195
     47,810      Whittman-Hart, Inc. ............................      2,563,811
                                                                     -----------
                                                                     267,983,746
                                                                     -----------
                 Computers &
                  Business Equipment--3.3%
     78,320      ASM Lithography Holding NV (c) .................      8,908,900
    192,800      Dell Computer Corp. (c) ........................      9,832,800
    136,215      EMC Corp. (c) ..................................     14,881,488
     43,900      Gadzoox Networks, Inc. .........................      1,912,394
     83,370      i2 Technologies, Inc. (c) ......................     16,257,150
                                                                     -----------
                                                                      51,792,732
                                                                     -----------
                 Computer Hardware--0.4%
     27,800      Brocade Communications Systems, Inc. ...........      4,920,600
     38,500      Hutchinson Technology, Inc. ....................        818,125
                                                                     -----------
                                                                       5,738,725
                                                                     -----------
                 Consumer Goods
                  & Services--2.4%
    198,000      Fortune Brands, Inc. ...........................      6,546,375


                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock-- continued

     Shares      Description                                          Value (a)
--------------------------------------------------------------------------------
                 Consumer Goods
                 & Services--(continued)
    370,000      Galileo International, Inc. ..................      $11,076,875
    250,000      H & R Block, Inc. ............................       10,937,500
    680,000      Mattel, Inc. .................................        8,925,000
                                                                     -----------
                                                                      37,485,750
                                                                     -----------
                 Consumer-Jewelry/
                 Novelty/Gifts--0.0%
     19,400      Jostens, Inc. ................................          471,663
                                                                     -----------

                 Drugs & Health Care--1.3%
     66,200      Covance, Inc. ................................          715,788
     34,400      Dura Pharmaceuticals, Inc. (c) ...............          479,450
     45,200      PAREXEL International Corp. ..................          533,925
     46,965      Pfizer, Inc. .................................        1,523,427
    407,170      Schering-Plough Corp. ........................       17,177,484
                                                                     -----------
                                                                      20,430,074
                                                                     -----------
                 Electric Utilities--0.1%
     44,500      NSTAR ........................................        1,802,250
                                                                     -----------
                 Electrical Equipment--0.3%
     37,300      Etec Systems, Inc. ...........................        1,673,838
     34,500      Hadco Corp. ..................................        1,759,500
     17,200      SCI Systems, Inc. (c) ........................        1,413,625
     35,900      Sensormatic Electronics Corp. ................          626,006
                                                                     -----------
                                                                       5,472,969
                                                                     -----------
                 Electronic Components--0.6%
     52,050      Maxim Integrated Products, Inc. (c) ..........        2,456,110
     35,287      Vishay Intertechnology, Inc. .................        1,115,951
    102,690      Vitesse Semiconductor Corp. (c) ..............        5,384,807
                                                                     -----------
                                                                       8,956,868
                                                                     -----------
                 Electronics--3.2%
     72,100      Actel Corp. (c) ..............................        1,730,400
     38,800      Beckman Coulter, Inc. ........................        1,973,950
     20,600      C-COR.net Corp. ..............................        1,578,475
     18,100      DuPont Photomasks, Inc. ......................          873,325
     48,900      International Rectifier Corp. (c) ............        1,271,400
     58,300      KLA-Tencor Corp. (c) .........................        6,493,162
     61,500      Lam Research Corp. (c) .......................        6,861,094
     41,700      Litton Industries, Inc. (c) ..................        2,079,787
     55,885      PE Corp.-PE Biosystems Group .................        6,723,664
     62,400      PMC-Sierra, Inc. (c) .........................       10,003,500
     53,200      Remec, Inc. ..................................        1,356,600
     24,800      Sony Corp. ...................................        7,354,801
     28,100      Tektronix, Inc. ..............................        1,092,388
     52,600      Varian Medical Systems, Inc. .................        1,568,138
                                                                     -----------
                                                                      50,960,684
                                                                     -----------
                 Entertainment--0.8%
     50,200      CEC Entertainment, Inc. (c) ..................        1,424,425
     32,800      Network Event Theater, Inc. ..................          975,800
    157,900      Viacom, Inc., Class B (c) ....................        9,543,081
                                                                     -----------
                                                                      11,943,306
                                                                     -----------
                 Financial Services--1.4%
     55,135      American Express Co. .........................        9,166,194
     43,800      AmeriCredit Corp. ............................          810,300
    131,200      Anthracite Capital, Inc. .....................          836,400
     90,900      Brandywine Realty Trust (REIT) (c) ...........        1,488,488
    133,500      Capital Automotive (REIT) ....................        1,627,031
     43,500      GATX Corp. ...................................        1,468,125
     93,850      Healthcare Realty Trust (REIT) ...............        1,466,406
    238,300      Imperial Credit Industries, Inc. (c) .........        1,489,375
     69,600      Liberty Property Trust (REIT) ................        1,687,800
     57,500      Pacific Gulf Properties, Inc. ................        1,164,375
     47,600      Sun Communities, Inc. ........................        1,532,125
                                                                     -----------
                                                                      22,736,619
                                                                     -----------
                 Food & Beverages--1.5%
     32,100      Corn Products International, Inc. ............        1,051,275
     84,800      International Multifoods Corp. ...............        1,123,600
    117,400      Michael Foods, Inc. ..........................        2,890,975
    220,000      Nabisco Holdings Corp. .......................        6,957,500
     67,700      Pepsi Bottling Group, Inc. ...................        1,121,281
    397,000      Philip Morris Companies, Inc. ................        9,205,438
     48,000      The Earthgrains Co. ..........................          774,000
                                                                     -----------
                                                                      23,124,069
                                                                     -----------
                 Health Care -
                 Medical Technology--1.5%
     93,850      Conmed Corp. (c) .............................        2,428,369
     41,700      DVI, Inc. (c) ................................          633,319
    175,200      EndoSonics Corp. .............................          788,400
     40,200      IDEXX Laboratories, Inc. (c) .................          648,225
    309,631      Medtronic, Inc. ..............................       11,282,180
     66,100      MiniMed, Inc. (c) ............................        4,841,825
     63,200      Respironics, Inc. ............................          503,625
    101,000      Sybron International Corp. ...................        2,493,437
                                                                     -----------
                                                                      23,619,380
                                                                     -----------

                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock-- continued

     Shares      Description                                          Value (a)
--------------------------------------------------------------------------------
                 Health Care - Services--0.4%
     35,100      First Health Group Corp. (c) ...............        $   943,313
    121,300      Health Management
                 Associates, Inc. (c) .......................          1,622,387
     77,200      Lincare Holdings, Inc. .....................          2,677,875
     54,033      Per-Se Technologies, Inc. ..................            454,215
                                                                     -----------
                                                                       5,697,790
                                                                     -----------
                 Hotels & Restaurants--0.3%
     52,200      Brinker International, Inc. ................          1,252,800
     68,701      MeriStar Hospitality Corp. .................          1,099,216
     44,600      Ruby Tuesday, Inc. .........................            811,163
     55,300      Wendy's International, Inc. ................          1,140,562
                                                                     -----------
                                                                       4,303,741
                                                                     -----------
                 Household Products--0.1%
     56,400      Dial Corp. .................................          1,371,225
                                                                     -----------

                 Information Services--0.8%
     72,000      ACNielsen Corp. (c) ........................          1,773,000
    350,000      Dun & Bradstreet Corp. .....................         10,325,000
                                                                     -----------
                                                                      12,098,000
                                                                     -----------
                 Insurance--0.8%
     39,300      AmerUs Life Holdings, Inc. .................            903,900
     35,800      Annuity & Life Re Holdings .................            935,275
     25,500      Arthur J. Gallagher & Co. ..................          1,651,125
     92,700      CNA Surety Corp. ...........................          1,205,100
     31,600      Liberty Financial Cos ......................            724,825
     38,000      Protective Life Corp. ......................          1,208,875
     24,100      Radian Group, Inc. (c) .....................          1,150,775
     51,800      Reinsurance Group America, Inc. ............          1,437,450
     57,000      StanCorp Financial Group, Inc. (c) .........          1,435,687
     43,900      Trigon Healthcare, Inc. ....................          1,295,050
                                                                     -----------
                                                                      11,948,062
                                                                     -----------
                 Internet Content--3.6%
     78,245      DoubleClick, Inc. ..........................         19,800,875
    154,615      E*TRADE Group, Inc. ........................          4,039,317
      5,850      InfoSpace.com, Inc. ........................          1,251,900
     32,770      Inktomi Corp. (c) ..........................          2,908,338
     44,200      Internet Capital Group, Inc. ...............          7,514,000
     74,000      Lycos, Inc. (c) ............................          5,887,625
     10,300      NetRatings, Inc. ...........................            495,688
     33,400      Yahoo, Inc. ................................         14,451,762
                                                                     -----------
                                                                      56,349,505
                                                                     -----------
                 Investment Companies--0.2%
     14,700      Affiliated Managers Group, Inc. ............        $   594,431
     79,300      Federated Investors, Inc., Class B .........          1,590,957
     19,000      Investment Technology Group ................            546,250
                                                                     -----------
                                                                       2,731,638
                                                                     -----------
                  Leisure--0.2%
     48,000      Harman International
                 Industries, Inc. ...........................          2,694,000
                                                                     -----------

                 Machinery--3.0
     93,895      Applied Materials, Inc. (c) ................         11,895,323
     21,900      Applied Power, Inc. ........................            804,825
    230,000      Cooper Industries, Inc. ....................          9,300,625
    150,000      Eaton Corp. ................................         10,893,750
     56,987      Mannesmann AG ..............................         13,748,697
     89,600      Milacron, Inc. .............................          1,377,600
                                                                     -----------
                                                                      48,020,820
                                                                     -----------
                 Manufacturing--0.6%
     32,900      A.O. Smith Corp. ...........................            719,688
     36,900      Cordant Technologies, Inc. .................          1,217,700
     28,100      Crane Co. ..................................            558,488
     35,300      Diebold, Inc. ..............................            829,550
     56,600      Federal Signal Corp. .......................            909,137
     42,100      Hussmann International, Inc. ...............            634,131
     38,700      National Service Industries, Inc. ..........          1,141,650
     45,000      Pentair, Inc. ..............................          1,732,500
     32,000      Regal Beloit Corp. .........................            660,000
     10,400      SPX Corp. (c) ..............................            840,450
     46,300      UNOVA, Inc. ................................            601,900
                                                                     -----------
                                                                       9,845,194
                                                                     -----------
                 Metals & Mining--0.2%
     57,200      Harsco Corp. ...............................          1,816,100
     87,300      Worthington Industries, Inc. ...............          1,445,906
                                                                     -----------
                                                                       3,262,006
                                                                     -----------
                 Natural Gas--0.2%
     34,800      AGL Resources, Inc. ........................            591,600
     37,200      MCN Corp. ..................................            883,500
     17,900      New Jersey Resources Corp. .................            699,219
     33,800      Washington Gas Light Co. ...................            929,500
                                                                     -----------
                                                                       3,103,819
                                                                     -----------

                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock-- continued

     Shares      Description                                          Value (a)
--------------------------------------------------------------------------------
                 Office Equipment &
                 Supplies--0.1%
     37,200      HON Industries, Inc. .......................       $   816,075
     18,400      National Computer Systems, Inc. ............           692,300
                                                                    -----------
                                                                      1,508,375
                                                                    -----------
                 Oil & Gas/Exploration
                 & Production--1.4%
    455,505      Enron Corp. ................................        20,213,034
     55,800      Newfield Exploration Co. ...................         1,492,650
     67,600      Plains Resources, Inc. (c) .................           845,000
                                                                    -----------
                                                                     22,550,684
                                                                    -----------
                 Oil & Gas/Refining
                 /Marketing--0.1%
     53,000      Valero Energy Corp. ........................         1,053,375
                                                                    -----------

                 Paper & Forest Products--0.1%
     15,300      Chesapeake Corp. (Rights) ..................           466,650
     34,900      Consolidated Papers, Inc. ..................         1,110,256
                                                                    -----------
                                                                      1,576,906
                                                                    -----------
                 Petroleum Services--0.4%
     28,300      Cooper Cameron Corp. .......................         1,384,931
     36,800      Maverick Tube Corp. ........................           908,500
    102,600      Patterson Energy, Inc. (c) .................         1,333,800
     56,200      Santa Fe International Corp. ...............         1,454,175
     23,800      Tidewater, Inc. ............................           856,800
                                                                    -----------
                                                                      5,938,206
                                                                    -----------
                 Publishing--2.4%
     28,000      Houghton Mifflin Co. .......................         1,181,250
    200,000      Knight-Ridder, Inc. ........................        11,900,000
     40,450      Lamar Advertising Co. (c) ..................         2,449,753
    204,900      R. H. Donnelley Corp. (c) ..................         3,867,488
    256,664      Time Warner, Inc. ..........................        18,592,098
                                                                    -----------
                                                                     37,990,589
                                                                    -----------
                 Retail--1.3%
     17,400      Ames Department Stores, Inc. (c) ...........           501,338
     36,800      Barnes & Noble, Inc. .......................           759,000
     81,400      Burlington Coat Factory
                 Warehouse Corp. ............................         1,129,425
    135,900      Charming Shoppes, Inc. (c) .................           900,337
     76,100      CompUSA, Inc. (c) ..........................           390,013
     70,400      Family Dollar Stores, Inc. .................         1,148,400
     17,700      Michaels Stores, Inc. ......................           504,450
    555,170      Rite Aid Corp. .............................         6,210,964
     40,900      Saks, Inc. .................................           636,506
     66,100      ShopNow.com, Inc. ..........................         1,251,769
     63,600      The Men's Wearhouse, Inc. (c) ..............         1,868,250
    160,000      Tweeter Home
                 Entertainment Group, Inc. ..................         5,680,000
                                                                    -----------
                                                                     20,980,452
                                                                    -----------
                 Retail - Food & Drug--0.2%
      9,700      Hannaford Brothers Co. .....................           672,331
     35,600      Sonic Corp. ................................         1,014,600
     79,400      SUPERVALU, Inc. ............................         1,588,000
                                                                    -----------
                                                                      3,274,931
                                                                    -----------
                 Retail - Specialty--1.7%
    297,300      Amazon.com, Inc. (c) .......................        22,631,962
     27,440      eBay, Inc. .................................         3,435,145
                                                                    -----------
                                                                     26,067,107
                                                                    -----------
                 Semi-Conductors--2.5%
     50,695      Broadcom Corp. .............................        13,808,051
    125,350      Conexant Systems, Inc. .....................         8,320,106
    201,300      National Semiconductor Corp. (c) ...........         8,618,156
     94,715      Texas Instruments, Inc. ....................         9,175,516
                                                                    -----------
                                                                     39,921,829
                                                                    -----------
                 Services--0.5%
     83,700      Daisytek International Corp. ...............         1,951,256
    109,100      Information Resources, Inc. (Rights) .......         1,009,175
     51,100      Modis Professional Services, Inc. ..........           728,175
     64,244      Pittway Corp. ..............................         2,878,934
     62,800      Viad Corp. .................................         1,750,550
                                                                    -----------
                                                                      8,318,090
                                                                    -----------
                 Software--2.4%
    124,800      PSINet, Inc. ...............................         7,706,400
     52,800      TIBCO Software, Inc. .......................         8,078,400
    159,817      VERITAS Software Corp. (c) .................        22,873,808
                                                                    -----------
                                                                     38,658,608
                                                                    -----------
                 Specialty Printing--0.1%
     41,300      Deluxe Corp. ...............................         1,133,169
                                                                    -----------

                 Telecommunication--4.2%
     89,600      Amdocs, Ltd. ...............................         3,091,200
    116,500      Level 3 Communications, Inc. ...............         9,538,437
    141,900      McLeodUSA, Inc. ............................         8,354,363
     25,965      Nextel Communications, Inc. (c) ............         2,677,641

                See accompanying notes to financial statements.
10

================================================================================

Investments as of December 31, 1999

Common Stock-- continued

     Shares      Description                                          Value (a)
--------------------------------------------------------------------------------

                 Telecommunication--(continued)
     57,587      NTL, Inc. ................................       $    7,183,978
     64,235      Sprint Corp. PCS Group ...................            6,584,088
     54,200      TALK.com, Inc. ...........................              962,050
    249,354      Telefonica S.A ...........................            6,229,429
      5,700      Telefonica S.A. (ADR) ....................              449,231
     54,850      Telefonos de Mexico S.A. (ADR) 144A ......            6,170,625
     65,245      VoiceStream Wireless Corp. ...............            9,285,179
     73,305      Winstar Communications, Inc. (c) .........            5,516,201
                                                                  --------------
                                                                      66,042,422
                                                                  --------------
                 Telecommunication
                 Equipment--6.4%
    189,500      Advanced Fibre Communications, Inc. ......            8,468,281
     54,100      Davox Corp. ..............................            1,061,713
     70,100      Inter Tel, Inc. ..........................            1,752,500
    374,950      Nokia Corp. (ADR) ........................           71,240,500
     35,161      Nokia Oyj ................................            6,375,496
    220,500      P-Com, Inc. (c) ..........................            1,950,047
    173,800      PairGain Technologies, Inc. (c) ..........            2,465,787
     95,400      Sawtek, Inc. (c) .........................            6,350,064
     79,400      Tekelec, Inc. ............................            1,786,500
                                                                  --------------
                                                                     101,450,888
                                                                  --------------
                 Trucking &
                 Freight Forwarding--0.1%
     33,700      CNF Transportation, Inc. .................            1,162,650
     48,800      Wisconsin Central Transportation Corp. ...              655,750
                                                                  --------------
                                                                       1,818,400
                                                                  --------------
                 Utilities--0.1%
     35,000      American States Water Co. ................            1,260,000
                                                                  --------------

                 Waste Management--0.1%
     67,900      Republic Services, Inc. (c) ..............              976,063
     52,400      Safety-Kleen Corp. .......................              592,775
                                                                  --------------
                                                                       1,568,838
                                                                  --------------
                 Total Common Stock
                 (Identified Cost $1,129,272,940) .........        1,484,625,598
                                                                  --------------
 Bonds and Notes -- 0.0%

   Principal
    Amount        Description                                          Value(a)
--------------------------------------------------------------------------------

                 Retail - Specialty--0.0%
$   158,000      Amazon.com, Inc., 0/10.00%,
                 5/01/2008 (d) ............................           $  100,330
                                                                      ----------
                 Total Bonds and Notes
                 (Identified Cost $101,221) ...............              100,330
                                                                      ----------

 Short Term Investments-- 6.0%
--------------------------------------------------------------------------------
 26,600,000      Associates Corp of North America,
                 4.000%, 1/03/2000 ........................          26,594,089

 23,986,000      Repurchase Agreement with State
                 Street Bank & Trust Co. dated
                  12/31/1999 at 2.50% to be
                 repurchased at $23,990,997 on
                 1/03/2000, collateralized by
                 $19,915,000 U.S. Treasury Bond
                 10.375% due 11/15/2012
                 with a value of $24,484,060 ..............          23,986,000

 28,719,000      Repurchase Agreement with State
                 Street Bank & Trust Co. dated
                 12/31/1999 at 3.25% to be
                 repurchased at $28,726,778 on
                 1/03/2000, collateralized by
                 $23,415,000 U.S. Treasury Bond
                  8.875% due 2/15/2019
                 with a value of $29,295,894 ..............          28,719,000

 11,798,142      Associates First Capital Corp.,
                 4.000%, 1/03/2000 ........................          11,798,142

  4,100,000      Chevron Corp.,
                 3.500%, 1/03/2000 ........................           4,100,000
                                                                ---------------
                 Total Short Term Investments
                  (Identified Cost $95,197,231) ...........          95,197,231
                                                                ---------------
                 Total Investments--100.2%
                  (Identified Cost
                   $1,224,571,392) (b) ....................       1,579,923,159
                 Other assets less liabilities ............          (3,107,746)
                                                                ---------------
                 Total Net Assets--100% ...................     $ 1,576,815,413
                                                                ===============

                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999


Forward Currency Contracts Outstanding
at December 31, 1999

                                             Local              Aggregate                                Unrealized
                         Delivery          Currency               Face                 Total            Appreciation/
                           Date              Amount               Value                Value            Depreciation
                          ------          ------------        ------------         ------------         ------------
Euro(bought)              4/7/00          $  2,800,000        $ (3,083,682)        $  2,840,877         $   (242,805)
Euro(bought)              4/7/00             3,000,000          (3,034,530)           3,043,798                9,268
Euro(sold)                4/7/00            11,200,000          12,204,640          (11,363,510)             841,130
Euro(sold)                4/7/00             3,000,000           3,252,150           (3,043,797)             208,353
Euro(sold)                4/7/00               150,000             158,966             (152,190)               6,776
Euro(sold)                4/7/00             5,950,000           6,251,368           (6,036,864)             214,504
Euro(sold)                4/7/00             2,000,000           2,079,590           (2,029,198)              50,392
Euro(sold)                4/7/00             3,200,000           3,257,663           (3,246,717)              10,946
Euro(sold)               4/14/00             5,500,000           5,601,200           (5,583,042)              18,158
Euro(sold)               4/14/00             1,300,000           1,324,557           (1,319,628)               4,929
Euro(sold)                6/9/00            14,100,000          14,748,600          (14,369,485)             379,115
Euro(sold)                6/9/00             1,900,000           1,991,580           (1,936,314)              55,266
Euro(sold)                6/9/00             3,000,000           3,107,910           (3,057,337)              50,573
Euro(sold)                6/9/00             4,000,000           4,142,720           (4,076,450)              66,270
                                                              ------------         ------------         ------------
                                                                52,002,732          (50,329,857)           1,672,875
                                                              ============         ============         ============


    (a)  See Note 1a of Notes to Financial Statements.

    (b) Federal Tax Information: at December 31, 1999 the net unrealized appreciation on investments based on cost of $1,228,940,053 for federal income tax purposes was as follows:

         Aggregate gross unrealized appreciation for all investments
           in which there is an excess of value over tax cost. .............................           $ 429,809,453

         Aggregate gross unrealized depreciation for all investments
           in which there is an excess of tax cost over value. .............................             (78,826,347)
                                                                                                       -------------

         Net unrealized appreciation .......................................................           $ 350,983,106
                                                                                                       =============

     (c)  Non-income producing security.

     (d) Step Bond: Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specificd date and rate.

     (e) Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

     ADR An American Depositary Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

     REIT Real Estate Investment Trust

     144A Securities exempt from registration under Rule 144A of the Securities
          Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At period end, the value of these securities amounted to $6,170,625 or 0.4% of net assets.


               See accompanying notes to financial statements.

                STATEMENT OF ASSETS & LIABILITIES
================================================================================

December 31, 1999

ASSETS
     Investments at value (Identified cost $1,224,571,392) ..........................                             $ 1,579,923,159
     Investments held as collateral for loaned securities ...........................                                 122,676,599
     Receivable for:
         Fund shares sold ...........................................................                                   1,996,771
         Securities sold ............................................................                                  16,493,337
         Open forward currency contracts - net ......................................                                   1,672,875
         Accrued dividends and interest .............................................                                     958,039
         Tax reclaims ...............................................................                                       5,367
                                                                                                                  ---------------
                                                                                                                    1,723,726,147

LIABILITIES
     Payable for:
         Collateral on securities loaned, at value ..................................     $ 122,676,599
         Securities purchased .......................................................        19,010,204
         Fund shares redeemed .......................................................         3,239,650
         Due to Custodian Bank ......................................................           299,412
         Withholding Taxes ..........................................................             1,352
     Accrued expenses:
         Management fees ............................................................         1,289,052
         Deferred trustees' fees ....................................................            55,937
         Accounting and administrative ..............................................            49,298
         Other ......................................................................           289,230
                                                                                          -------------


                                                                                                                      146,910,734
                                                                                                                  ---------------

NET ASSETS ..........................................................................                             $ 1,576,815,413
                                                                                                                  ===============

Net Assets consist of:
     Capital paid in ................................................................                             $ 1,115,324,326
     Undistributed (overdistributed) net investment income (loss) ...................                                  (1,727,665)
     Accumulated net realized gain (loss) ...........................................                                 106,194,467
     Unrealized appreciation (depreciation) on investments, forward currency
         contracts and foreign currency transactions ................................                                 357,024,285
                                                                                                                  ---------------

NET ASSETS ..........................................................................                             $ 1,576,815,413
                                                                                                                  ===============

Computation of net asset value and offering price:

Net asset value and redemption price of Class A shares
     ($619,184,125/25,276,861 shares of beneficial interest) ........................                                     $ 24.50
                                                                                                                          =======
Offering price per share (100/94.25 of $24.50) ......................................                                     $ 25.99*
                                                                                                                          =======
Net asset value and offering price of Class B shares
     ($742,908,235/32,109,249 shares of beneficial interest) ........................                                     $ 23.14**
                                                                                                                          =======
Net asset value and offering price of Class C shares
     ($139,709,606/6,032,754 shares of beneficial interest) .........................                                     $ 23.16**
                                                                                                                          =======
Net asset value, offering price and redemption price of Class Y shares
     ($75,013,447/2,990,995 shares of beneficial interest) ..........................                                     $ 25.08
                                                                                                                          =======

     *    Based upon single purchases of less than $50,000.
          Reduced sales charges apply for purchases in excess of this amount.

     ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
================================================================================

Year Ended December 31, 1999


INVESTMENT INCOME
     Dividends (net of foreign taxes of $37,528) ...........................................                          $   9,139,691
     Interest ..............................................................................                              3,180,235
     Securities lending income .............................................................                                782,878
                                                                                                                      -------------
                                                                                                                         13,102,804

     Expenses
       Management fees .....................................................................     12,591,170
       Service fees - Class A ..............................................................      1,212,508
       Service and distribution fees - Class B .............................................      5,635,995
       Service and distribution fees - Class C .............................................      1,075,550
       Trustees' fees and expenses .........................................................         72,239
       Accounting and administrative .......................................................        310,812
       Custodian and securities lending ....................................................        504,342
       Transfer agent ......................................................................      2,656,691
       Audit and tax services ..............................................................         46,000
       Legal ...............................................................................         63,408
       Printing ............................................................................        168,717
       Registration ........................................................................        105,540
       Amortization of organization expenses ...............................................         17,453
       Insurance ...........................................................................         19,600
       Miscellaneous .......................................................................         42,378
                                                                                              -------------
     Total expenses ........................................................................                             24,522,403
                                                                                                                      -------------
     Net investment loss ...................................................................                            (11,419,599)
                                                                                                                      -------------

REALIZED and UNREALIZED GAIN (LOSS) on INVESTMENTS,
     FORWARD CURRENCY CONTRACTS and FOREIGN CURRENCY TRANSACTIONS

     Realized gain (loss) on:
         Investments - net .................................................................    308,628,101
         Forward currency contracts - net ..................................................      2,192,798
         Foreign currency transactions - net ...............................................        (24,752)
                                                                                              -------------
         Total realized gain (loss) on investments, forward currency contracts
           and foreign currency transactions ...............................................    310,796,147
                                                                                              -------------
     Unrealized appreciation (depreciation) on:
         Investments-- net .................................................................    192,949,849
         Forward currency contracts-- net ..................................................      1,614,992

         Foreign currency transactions-- net ...............................................         (1,130)
                                                                                              -------------
         Total unrealized appreciation (depreciation) on investments, forward currency
           contracts and foreign currency transactions .....................................    194,563,711
                                                                                              -------------
     Net gain (loss) on investment transactions ............................................                            505,359,858
                                                                                                                      -------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......................................                          $ 493,940,259
                                                                                                                      =============


                       See accompanying notes to financial

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                               Year Ended December 31,
                                                                                         ----------------------------------
                                                                                               1998               1999
                                                                                         ---------------    ---------------
FROM OPERATIONS
     Net investment loss .............................................................   $    (6,725,548)   $   (11,419,599)
     Net realized gain (loss) on investments, forward currency contracts
         and foreign currency transactions ...........................................       120,343,445        310,796,147
     Unrealized appreciation (depreciation) on investments, forward currency contracts
         and foreign currency transactions ...........................................        65,237,461        194,563,711
                                                                                         ---------------    ---------------
     Increase (decrease) in net assets from operations ...............................       178,855,358        493,940,259
                                                                                         ---------------    ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net realized gain on investments
         Class A .....................................................................       (29,743,099)       (95,026,426)
         Class B .....................................................................       (34,777,382)      (118,089,760)
         Class C .....................................................................        (6,853,215)       (22,415,981)
         Class Y .....................................................................        (2,746,734)       (10,913,709)
                                                                                         ---------------    ---------------
                                                                                             (74,120,430)      (246,445,876)
                                                                                         ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE TRANSACTIONS .........................................       (22,655,877)       236,852,491
                                                                                         ---------------    ---------------
Total increase (decrease) in net assets ..............................................        82,079,051        484,346,874

NET ASSETS
     Beginning of the year ...........................................................     1,010,389,488      1,092,468,539
                                                                                         ---------------    ---------------
     End of the year .................................................................   $ 1,092,468,539    $ 1,576,815,413
                                                                                         ===============    ===============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
         End of the year .............................................................   $       163,718    $    (1,727,665)
                                                                                         ===============    ===============


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                  Class A
                                                --------------------------------------------------------------------------------

                                                                          Year Ended December 31,
                                                --------------------------------------------------------------------------------
                                                    1995           1996              1997              1998              1999
                                                -----------    -----------       -----------       -----------       -----------
Net Asset Value, Beginning of the Year ......   $     13.25    $     16.78       $     18.18       $     18.17       $     20.02
                                                -----------    -----------       -----------       -----------       -----------
Income From Investment Operations
Net Investment Income (Loss) ................          0.00          (0.06)(b)         (0.02)(b)         (0.05)(b)         (0.12)(b)
Net Realized and Unrealized Gain
  (Loss) on Investments .....................          4.52           3.17              3.62              3.28              8.91
                                                -----------    -----------       -----------       -----------       -----------
Total From Investment Operations ............          4.52           3.11              3.60              3.23              8.79
                                                -----------    -----------       -----------       -----------       -----------
Less Distributions
Dividends From Net Investment Income ........          0.00           0.00              0.00              0.00              0.00
Distributions From Net Realized Capital Gains         (0.99)         (1.71)            (3.61)            (1.38)            (4.31)
                                                -----------    -----------       -----------       -----------       -----------
Total Distributions .........................         (0.99)         (1.71)            (3.61)            (1.38)            (4.31)
                                                -----------    -----------       -----------       -----------       -----------
Net Asset Value, End of the Year ............   $     16.78    $     18.18       $     18.17       $     20.02       $     24.50
                                                ===========    ===========       ===========       ===========       ===========
Total Return (%)(a) .........................          34.4           19.0              20.2              19.3              46.4

Ratio of Operating Expenses to
  Average Net Assets (%) ....................          1.82           1.68              1.66              1.62              1.62
Ratio of Net Investment Income to
  Average Net Assets (%) ....................         (0.33)         (0.36)            (0.14)            (0.24)            (0.54)
Portfolio Turnover Rate (%) .................           142            127               168               101               186
Net Assets, End of the Year (000) ...........   $   223,596    $   348,573       $   416,938       $   443,165       $   619,184

(a)  A sales charge is not reflected in total return calculations.

(b) Per share net investment loss has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                  Class B
                                                --------------------------------------------------------------------------------

                                                                           Year Ended December 31,
                                                --------------------------------------------------------------------------------
                                                    1995           1996              1997              1998              1999
                                                -----------    -----------       -----------       -----------       -----------
Net Asset Value, Beginning of the Year ......   $     13.23    $     16.63       $     17.86       $     17.63       $     19.23
                                                -----------    -----------       -----------       -----------       -----------

Income From Investment Operations
Net Investment Income (Loss) ................          0.00          (0.20)(b)         (0.17)(b)         (0.18)(b)         (0.27)(b)
Net Realized and Unrealized Gain
  (Loss) on Investments .....................          4.39           3.14              3.55              3.16              8.49
                                                -----------    -----------       -----------       -----------       -----------
Total From Investment Operations ............          4.39           2.94              3.38              2.98              8.22
                                                -----------    -----------       -----------       -----------       -----------
Less Distributions
Dividends From Net Investment Income ........          0.00           0.00              0.00              0.00              0.00
Distributions From Net Realized Capital Gains         (0.99)         (1.71)            (3.61)            (1.38)            (4.31)
                                                -----------    -----------       -----------       -----------       -----------
Total Distributions .........................         (0.99)         (1.71)            (3.61)            (1.38)            (4.31)
                                                -----------    -----------       -----------       -----------       -----------
Net Asset Value, End of the Year ............   $     16.63    $     17.86       $     17.63       $     19.23       $     23.14
                                                ===========    ===========       ===========       ===========       ===========
Total Return (%)(a) .........................          33.4           18.1              19.3              18.4              45.4
Ratio of Operating Expenses to
  Average Net Assets (%) ....................          2.57           2.43              2.41              2.37              2.37
Ratio of Net Investment Income to
  Average Net Assets (%) ....................         (1.08)         (1.11)            (0.89)            (0.99)            (1.29)
Portfolio Turnover Rate (%) .................           142            127               168               101               186
Net Assets, End of the Year (000) ...........   $   220,017    $   366,314       $   462,034       $   508,937       $   742,908

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment loss has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================



                                                                                     Class C
                                                    ----------------------------------------------------------------------------

                                                                              Year Ended December 31,
                                                    ----------------------------------------------------------------------------
                                                        1995          1996             1997             1998             1999
                                                    -----------   -----------      -----------      -----------      -----------
Net Asset Value, Beginning of the Year ..........   $     13.24   $     16.65      $     17.87      $     17.64      $     19.25
                                                    -----------   -----------      -----------      -----------      -----------
Income From Investment Operations
Net Investment Income (Loss) ....................          0.00         (0.20)(b)        (0.17)(b)        (0.18)(b)        (0.27)(b)
Net Realized and Unrealized Gain
  (Loss) on Investments .........................          4.40          3.13             3.55             3.17             8.49(b)
                                                    -----------   -----------      -----------      -----------      -----------
Total From Investment Operations ................          4.40          2.93             3.38             2.99             8.22
                                                    -----------   -----------      -----------      -----------      -----------
Less Distributions
Dividends From Net Investment Income ............          0.00          0.00             0.00             0.00             0.00
Distributions From Net Realized Capital Gains ...         (0.99)        (1.71)           (3.61)           (1.38)           (4.31)
                                                    -----------   -----------      -----------      -----------      -----------
Total Distributions .............................         (0.99)        (1.71)           (3.61)           (1.38)           (4.31)
                                                    -----------   -----------      -----------      -----------      -----------

Net Asset Value, End of the Year ................   $     16.65   $     17.87      $     17.64      $     19.25      $     23.16
                                                    ===========   ===========      ===========      ===========      ===========

Total Return (%)(a) .............................          33.4          18.0             19.3             18.5             45.3
Ratio of Operating Expenses to
  Average Net Assets (%) ........................          2.57          2.43             2.41             2.37             2.37
Ratio of Net Investment Income to
  Average Net Assets (%) ........................         (1.08)        (1.11)           (0.89)           (0.99)           (1.29)
Portfolio Turnover Rate (%) .....................           142           127              168              101              186
Net Assets, End of the Year (000) ...............   $    45,672   $    80,312      $    94,412           97,849      $   139,710

(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment loss has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                     Class Y
                                                      --------------------------------------------------------------------------

                                                                               Year Ended December 31,
                                                      --------------------------------------------------------------------------
                                                         1995         1996             1997             1998             1999
                                                      ----------   ----------       ----------       ----------       ----------
Net Asset Value, Beginning of the Year ............   $    13.24   $    16.83       $    18.33       $    18.41       $    20.37
                                                      ----------   ----------       ----------       ----------       ----------
Income From Investment Operations
Net Investment Income (Loss) ......................         0.00        (0.02)(a)         0.03(a)         (0.00)(a)        (0.07)(a)
Net Realized and Unrealized Gain
  (Loss) on Investments ...........................         4.58         3.23             3.66             3.34             9.09
                                                      ----------   ----------       ----------       ----------       ----------
Total From Investment Operations ..................         4.58         3.21             3.69             3.34             9.02
                                                      ----------   ----------       ----------       ----------       ----------
Less Distributions
Dividends From Net Investment Income ..............         0.00         0.00             0.00             0.00             0.00
Distributions From Net Realized Capital Gains .....        (0.99)       (1.71)           (3.61)           (1.38)           (4.31)
                                                      ----------   ----------       ----------       ----------       ----------
Total Distributions ...............................        (0.99)       (1.71)           (3.61)           (1.38)           (4.31)
                                                      ----------   ----------       ----------       ----------       ----------
Net Asset Value, End of the Year ..................   $    16.83   $    18.33       $    18.41       $    20.37       $    25.08
                                                      ==========   ==========       ==========       ==========       ==========
Total Return (%) ..................................         34.8         19.6             20.5             19.6             46.8
Ratio of Operating Expenses to

  Average Net Assets (%) ..........................         1.57         1.43             1.41             1.37             1.37
Ratio of Net Investment Income to
  Average Net Assets (%) ..........................        (0.08)       (0.11)            0.11             0.01            (0.29)
Portfolio Turnover Rate (%) .......................          142          127              168              101              186
Net Assets, End of the Year (000) .................   $    5,569   $   18,649       $   37,006       $   42,517       $   75,013


(a) Per share net investment loss has been calculated using the average shares outstanding during the year.

                 See accompanying notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999


1. Significant Accounting Policies. The Fund is a series of Nvest Funds (formerly known as New England Funds) Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks long term growth of capital. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service as authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadvisers, under the supervision of the Fund's trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or when the Fund learns of the dividend and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In

================================================================================
For the Year Ended December 31, 1999


determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. Dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities at fiscal year end, resulting from changes in exchange rates.

d. Forward Foreign Currency Contracts. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. Dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs, net operating losses, distributions from real estate investment trusts, foreign currency transactions and litigation proceeds for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

================================================================================
For the Year Ended December 31, 1999


g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

h. Organization Expense. Costs incurred in fiscal 1994 in connection with the Fund's organization and registration, amounting to approximately $165,000 in the aggregate, were paid and are being amortized by the Fund over 60 months.

2. Purchases and Sales of Securities. For the year ended December 31, 1999 purchases and sales of securities (excluding short-term investments) were $2,118,862,326 and $2,150,744,366, respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its adviser, Nvest Funds Management, L.P. ("Nvest Management"), at the annual rate of 1.05% on the first $1 billion of the Fund's average daily net assets and 1.00% of such assets in excess of $1 billion reduced by the amount of any subadvisers fees paid by the Fund to its subadvisers as follows: Harris Associates, Janus Capital Corporation, Kobrick Funds LLC (Replaced Founders Asset Management, Inc. effective August 23, 1999) and Loomis, Sayles & Company, L.P. (the "Subadvisers") as follows: Janus Capital Corporation, Kobrick Funds LLC, and Loomis, Sayles & Company, L.P. at the annual rate of 0.55% of the first $50 million of the average daily net assets of the segment of the Fund that the subadviser manages, 0.50% of the next $200 million and 0.475% of such assets in excess of $250 million. Nvest Management pays Harris Associates at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund that the subadviser manages, 0.60% of the next $50 million and 0.55% of such assets in excess of $100 million. Certain officers and directors of the Adviser are also officers or trustees of the Fund. Nvest Management, Harris Associates, Kobrick Funds LLC and Loomis, Sayles & Company, L.P. are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") formerly Nvest Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company.

Fees retained by Nvest Management and paid to each Subadviser under the management agreement and subadvisory agreements in effect during the year ended December 31, 1999 are as follows:

                    Fees Earned
                    -----------

                 Nvest Management                  $ 6,314,704
                 Harris Associates                   1,213,904
                 Founders Asset Management, Inc.     1,077,006
                 Kobrick Funds LLC                     628,465
                 Janus Capital Corporation           2,213,726
                 Loomis, Sayles & Company, L.P.      1,143,365
                                                   -----------
                                                   $12,591,170
                                                   ===========

The effective management fee for the year ended December 31, 1999 was 1.04%.

================================================================================
For the Year Ended December 31, 1999


b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999, these expenses amounted to $310,812 and are shown separately in the financial statements as accounting and administrative.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as a sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $1,959,076 as compensation for its services in that capacity.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $ 1,212,508 in service fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays Nvest Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999 the Fund paid Nvest Funds $1,408,999 and $268,888 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $4,226,996 and $806,662 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999 amounted to $2,698,318.

================================================================================
For the Year Ended December 31, 1999


e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

4. Capital Shares. At December 31, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                                            Year Ended
                                                                -------------------------------------------------------------------
                                                                       December 31,1998                      December 31, 1999
                                                                -------------------------------     -------------------------------
Class A                                                             Shares           Amount            Shares             Amount
-------                                                         -------------     -------------     -------------     -------------
Shares sold ................................................        7,745,900     $ 144,536,590        20,850,711     $ 457,332,948
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain ...................        1,738,294        29,133,801         4,061,647        92,120,558
                                                                -------------     -------------     -------------     -------------
                                                                    9,484,194       173,670,391        24,912,358       549,453,506
Shares repurchased .........................................      (10,305,177)     (192,986,379)      (21,767,243)     (476,769,565)
                                                                -------------     -------------     -------------     -------------
Net increase (decrease) ....................................         (820,983)    $ (19,315,988)        3,145,115     $  72,683,941
                                                                -------------     -------------     -------------     -------------


                                                                                            Year Ended
                                                                -------------------------------------------------------------------
                                                                       December 31,1998                      December 31, 1999
                                                                -------------------------------     -------------------------------
Class B                                                             Shares           Amount            Shares             Amount
-------                                                         -------------     -------------     -------------     -------------
Shares sold ................................................        3,638,826     $  67,366,177         5,090,595     $ 108,536,607
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain ...................        2,058,653        33,226,657         5,228,880       112,295,911
                                                                -------------     -------------     -------------     -------------
                                                                    5,697,479       100,592,834        10,319,475       220,832,518
Shares repurchased .........................................       (5,444,982)      (99,728,292)       (4,670,208)      (98,109,169)
                                                                -------------     -------------     -------------     -------------
Net increase (decrease) ....................................          252,497     $     864,542         5,649,267     $ 122,723,349
                                                                -------------     -------------     -------------     -------------

================================================================================
For the Year Ended December 31, 1999


                                                                                            Year Ended
                                                                -------------------------------------------------------------------
                                                                       December 31,1998                      December 31, 1999
                                                                -------------------------------     -------------------------------
Class C                                                             Shares           Amount            Shares             Amount
-------                                                         -------------     -------------     -------------     -------------
Shares sold ................................................        1,232,859     $  22,880,050         1,357,862     $  28,638,765
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain ...................          411,134         6,639,808           971,714        20,885,267
                                                                -------------     -------------     -------------     -------------
                                                                    1,643,993        29,519,858         2,329,576        49,524,032
Shares repurchased .........................................       (1,911,802)      (34,992,392)       (1,380,274)      (28,904,111)
                                                                -------------     -------------     -------------     -------------
Net increase (decrease) ....................................         (267,809)    $  (5,472,534)          949,302     $  20,619,921
                                                                -------------     -------------     -------------     -------------

                                                                                            Year Ended
                                                                -------------------------------------------------------------------
                                                                       December 31,1998                      December 31, 1999
                                                                -------------------------------     -------------------------------
Class Y                                                             Shares           Amount            Shares             Amount
-------                                                         -------------     -------------     -------------     -------------
Shares sold ................................................          499,785     $   9,729,009           848,485     $  19,170,997
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain ...................          161,193         2,746,731           470,250        10,913,701
                                                                -------------     -------------     -------------     -------------
                                                                      660,978        12,475,740         1,318,735        30,084,698
Shares repurchased .........................................         (584,070)      (11,207,637)         (415,165)       (9,259,418)
                                                                -------------     -------------     -------------     -------------
Net increase (decrease) ....................................           76,908     $   1,268,103           903,570     $  20,825,280
Increase (decrease) derived from capital shares transactions         (759,387)    $ (22,655,877)       10,647,254     $ 236,852,491
                                                                =============     =============     =============     =============


5. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A., under a credit agreement (the "Agreement") dated March 4, 1999. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 1999.

6. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 1999 the Fund had securities on loan with a market value of $123,463,677 collateralized by United States Treasury Bonds with a market value of $122,676,599. The market value of the loaned securities is determined at the close of business on December 31, 1999. Any additional required collateral is requested from the borrower and delivered to the Fund on the next business day.

                       REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================


To the Trustees Nvest Funds Trust I and the Shareholders of the Nvest Star Advisers Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Star Advisers Fund (formerly the New England Star Advisers Fund) (the "Fund"), a series of Nvest Funds Trust I, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

                             ADDITIONAL INFORMATION
================================================================================

Shareholder Meeting (Unaudited). At a special shareholders' meeting held on October 29, 1999, shareholders of the Fund voted for the following proposals:

1. Subadvisory agreement relating to the Fund between New England Funds Management and Kobrick Funds LLC


  Voted For          Voted Against    Abstained Votes      Broker Non-Votes         Total Votes
  ---------          -------------    ---------------      ----------------         -----------
29,579,494.194         231,259.36       979,797.575             0.000              30,790,551.129

================================================================================

                           NVEST STAR WORLDWIDE FUND
                   (formerly New England Star Worldwide Fund)


    Supplement Dated February 28, 2000 to Nvest Star Funds Class A, B, and C Prospectus and Nvest Stock and Star Funds Class Y Prospectus each dated
                   May 3, 1999 (as revised February 1, 2000)

On February 25, 2000, the Board of Trustees of Nvest Funds Trust I (the "Trust") approved a new interim Subadvisory Agreement (the "Interim Agreement") relating to Nvest Star Worldwide Fund (the "Fund") between Nvest Funds Management, L.P. ("Nvest Management"), the Fund's adviser, and Loomis, Sayles & Company, L.P. ("Loomis Sayles"). The Interim Agreement is effective as of February 28, 2000, and will continue to be in effect for a period of 150 days or until shareholders of the Fund approve a new Subadvisory Agreement between Nvest Management and Loomis Sayles, whichever occurs first. Under the Interim Agreement, Loomis Sayles succeeds Janus Capital Corporation, ("Janus") as the subadviser of the segment of the Fund previously managed by Janus (the "Segment") and is responsible for day-to-day management of the Segment's investment operations under the oversight of Nvest Management. A special shareholder meeting will be held in April to vote on the approval of a second, final Subadvisory Agreement for the Fund between Nvest Management and Loomis Sayles, which was also approved by the Board of Trustees of the Trust on February 25, 2000 (the "Final Subadvisory Agreement"). The Final Subadvisory Agreement would replace the Interim Agreement. A notice of the special shareholder meeting and a proxy statement will be sent to shareholders in early March. In the event that the Fund's shareholders do not approve the Final Subadvisory Agreement between Nvest Management and Loomis Sayles at the special shareholder meeting, shareholders will be notified and the Board of Trustees will consider alternative arrangements for the management of the Segment's investment portfolio.

The annual subadvisory fee rates payable to Loomis Sayles under the Interim Agreement and the Final Subadvisory Agreement are identical to those previously paid to Janus to manage the Segment, which are 0.65% of the first $50 million of the Segment's average daily net assets, 0.60% of such assets between $50 million and $100 million and 0.55% of such assets in excess of $100 million.

In conjunction with Loomis Sayles becoming a subadviser to the Fund, the Fund's Board of Trustees approved amendments to the Segment's investment strategies, which will be effective at the close of business on February 25, 2000. Accordingly, the subsection entitled "Janus" within the section entitled "Star Worldwide Fund - More on Investment Strategies" page of the

================================================================================

Prospectuses are revised as of such date by replacing such subsection with the text set forth below.

Loomis Sayles

The segment of the Star Worldwide Fund managed by Loomis Sayles will invest at least 65% of its assets in equity securities of companies headquartered outside of the United States. The segment will hold securities from at least 3 different countries including those within emerging markets. The segment will focus on securities with large market capitalization but may invest in securities with any size capitalization. The securities selected by Loomis Sayles for the segment typically have the following characteristics:

     o    strong, competitive position in a particular industry
     o    strong pricing power
     o    strong distribution channels
     o    improving business or financial fundamentals

In making investment decisions, Loomis Sayles employs the following methods:

     o Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio.
     o It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above.
     o In addition to its bottom-up approach to security selection, an overlay of country and industry macro-economic data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk.
     o The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas.
     o Loomis Sayles will sell a position when the fundamental outlook is deteriorating or when other more favorable opportunities arise.

In the section entitled "Meet the Funds' Investment Adviser and Subadvisers," the first sentence of the text entitled "Janus" under the heading "Subadvisers" is revised to read as follows:

Janus Capital, located at 100 Fillmore Street, Denver, Colorado 80206, serves as subadviser to a segment of the Star Advisers Fund. In this same section, the first sentence of the text entitled "Loomis Sayles" is revised to read as follows:

Loomis Sayles, located at One Financial Center, Boston, Massachusetts, 02111, serves as subadviser to a segment of the Star Advisers Fund, Star Small Cap Fund and Star Worldwide Fund.

================================================================================

In the section entitled "Meet the Funds' Portfolio Managers," the biographical information on Helen Young Hayes and Laurence Chang under the heading "Star Advisers Fund" is replaced with the following:

Alexander Muromcew

Alexander Muromcew has served as co-portfolio manager for the Loomis Sayles segment of Nvest Star Worldwide Fund since February 28, 2000. He is also a co-portfolio manager for Nvest International Equity Fund, Loomis Sayles International Equity Fund, Loomis Sayles Emerging Markets Fund and the International Equities sector of Loomis Sayles Worldwide Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. Prior to 1996, Mr. Muromcew held positions with Jardine Fleming Securities in Japan, Emerging Markets Investors Corporation and Teton Partners L.P. He received a M.B.A. from Stanford University and his B.A. from Dartmouth College.

John Tribolet

John Tribolet has served as co-portfolio manager for the Loomis Sayles segment of Nvest Star Worldwide Fund since February 28, 2000. He is also a co-portfolio manager for Nvest International Equity Fund, Loomis Sayles International Equity Fund, Loomis Sayles Emerging Markets Fund and the International Equities sector of Loomis Sayles Worldwide Fund. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management since 1997. From 1995 to 1997 he was a full time M.B.A. student at the University of Chicago. Prior to 1995, he spent three years in the investment banking industry, most recently at Paine Webber Inc. He received his B.S. from Columbia University.

Eswar Menon

Eswar Menon has served as co-portfolio manager for the Loomis Sayles segment of Nvest Star Worldwide Fund since February 28, 2000. He is also a co-portfolio manager for Nvest International Equity Fund, Loomis Sayles International Equity Fund, Loomis Sayles Emerging Markets Fund and the International Equities sector of Loomis Sayles Worldwide Fund. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management since 1995. Prior to his position at Nicholas Applegate Capital Management, he spent five years with Koeneman Capital Management and Integrated Device Technology. Mr. Menon received a M.B.A. from the University of Chicago and a M.S. from the University of California. He received his B.S. from Indian Institute of Technology, Madras, India.

================================================================================

                            NVEST STAR ADVISERS FUND
     Supplement dated February 1, 2000 to Nvest Star Funds Class A, B and C Prospectus and Nvest Stock and Star Funds Class Y Prospectus each dated
          May 3, 1999 (as updated or revised through February 1, 2000)

Effective immediately, the segment of the Fund subadvised by Loomis Sayles will be managed by Joseph R. Gatz and Dawn Alston Paige, as lead portfolio manager and co-portfolio manager, respectively. They replace Mary C. Champagne and Jeffrey C. Petherick.

Accordingly, in the section entitled "Meet the Funds' Portfolio Managers" the biographical information on Ms. Champagne and Mr. Petherick under the heading "Star Advisers Fund" is replaced with the following:

Joseph R. Gatz

Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles segment of Star Advisers Fund since January 2000. Mr. Gatz, Vice President of Loomis Sayles, joined the firm in 1999. He is also co-portfolio manager of Loomis Sayles Mid-Cap Value Fund and lead portfolio manager of Loomis Sayles Small Cap Value Fund. Prior to joining Loomis Sayles in 1999, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors since 1993. He received a M.B.A. from Indiana University and a B.A. from Michigan State University and has 15 years of investment experience.

Dawn Alston Paige

Dawn Alston Paige has served as co-portfolio manager of the Loomis Sayles segment of Star Advisers Fund since January 2000. Ms. Alston Paige, Vice President of Loomis Sayles, joined the firm in 1992. She is also co-portfolio manager of Loomis Sayles Mid-Cap Value Fund and co-portfolio manager of Loomis Sayles Small Cap Value Fund. She received a M.B.A. from University of Michigan and a B.S. from Virginia Commonwealth University and has eight years of investment experience.

================================================================================

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market:

Number of outstanding shares X current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                                  NVEST FUNDS
================================================================================

         LARGE-CAP EQUITY FUNDS               GLOBAL/INTERNATIONAL EQUITY
           Capital Growth Fund                    Star Worldwide Fund
          Kobrick Growth Fund                 International Equity Fund
              Growth Fund
         Growth and Income Fund                 CORPORATE INCOME FUNDS
             Balanced Fund                 Short Term Corporate Income Fund
               Value Fund                          Bond Income Fund
                                                   High Income Fund
          ALL-CAP EQUITY FUNDS                  Strategic Income Fund
           Star Advisers Fund
          Kobrick Capital Fund                  GOVERNMENT INCOME FUNDS
             Bullseye Fund                 Limited Term U.S. Government Fund
           Equity Income Fund                 Government Securities Fund

         SMALL-CAP EQUITY FUNDS                   MONEY MARKET FUNDS*
           Star Small Cap Fund                   Cash Management Trust
      Kobrick Emerging Growth Fund          Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                              or guaranteed by the FDIC
                                            or any other government agency


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------

 399 Boylston Street

Boston, Massachusetts

       02116
---------------------



SA56-1299

[LOGO] Printed on Recycled Paper

                                 ANNUAL REPORT
================================================================================


[LOGO]NvestFunds(SM)
      Where The Best Minds Meet(R)

--------------------------------------------------------------------------------







                                                       Nvest Star Worldwide Fund


                                                                Where
                                                              The Best
                                                           Minds Meet(R)




-----------------
December 31, 1999
-----------------

================================================================================


                                                                   February 2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."


After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.

                                                  /s/ John T. Hailer

--------------------------------------------------------------------------------
               NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
--------------------------------------------------------------------------------

                           NVEST STAR WORLDWIDE FUND
================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index, and if it were possible, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses.

The MSCI World Index serves as the primary benchmark for the Fund and as an additional point of reference, the MSCI EAFE Index serves as the secondary benchmark. While no one benchmark is a perfect match for a managed fund, the World Index contains a higher proportion of the markets that could be represented in the Fund than does the EAFE Index, including U.S. and major foreign markets. However, the Fund can invest in emerging markets, which are not represented in the World Index but are represented in the EAFE Index.

                                Growth of a $10,000 Investment in Class A Shares

                December 1995 (Inception) through December 1999

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Net Asset      Maximum        MSCI          MSCI
                               Value(1)  Sales Charge(2)  World(4)       EAFE(5)
                              --------   ---------------  --------       -------
12/99                         $18,819       $17,740       $20,693       $16,604
6/99                           15,817        14,907        17,972        13,597
12/98                          13,674        12,888        16,534        13,061
6/98                           14,056        13,248        15,481        12,600
12/97                          13,147        12,391        13,249        10,855
6/97                           13,628        12,844        13,180        11,845
12/96                          11,667        10,996        11,400        10,637
6/96                           11,176        10,533        10,733        10,467
12/29/95                       10,000         9,425        10,000        10,000

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and C share performance will differ from that shown based on differences in fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                           NVEST STAR WORLDWIDE FUND
================================================================================


                                        Average Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A (Inception 12/29/95)                    1 Year           Since Inception
Net Asset Value(1)                              37.63%               17.10%
With Maximum Sales Charge(2)                    29.72                15.39
--------------------------------------------------------------------------------
Class B (Inception 12/29/95)                    1 Year           Since Inception
Net Asset Value(1)                              36.62%               16.26%
With CDSC(3)                                    31.62                15.94
--------------------------------------------------------------------------------
Class C (Inception 12/29/95)                    1 Year           Since Inception
Net Asset Value(1)                              36.50%               16.28%
With CDSC(3)                                    35.50                16.28
--------------------------------------------------------------------------------
                                                                  Since Fund's
Comparative Performance                         1 Year             Inception
MSCI World Index(4)                             24.93%               19.52%
MSCI EAFE Index(5)                              26.96                13.24
Morningstar World Stock Average(6)              37.76                18.62
Lipper Global Average(7)                        36.08                20.13
--------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge of 5.75% at the time of purchase of Class A shares performance assumes reinvestment of all distributions.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) The Morgan Stanley Capital International (MSCI) World Index is a market cap-weighted index comprised of the performance of companies representing stock markets in 23 developed markets, including the U.S., Canada, Australia, New Zealand and those in Europe and the Far East. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

(5) The Morgan Stanley Capital International (MSCI) Europe Australia Far East Index (EAFE) is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of companies representing stock markets in Europe, Australia, New Zealand and the Far East. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

(6) Morningstar World Stock Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service.

(7) Lipper Global Average is the average performance at net asset value of all mutual funds with a similar current investment style or objective as determined by Lipper Inc., an independent mutual fund ranking service.

                           NVEST STAR WORLDWIDE FUND
================================================================================


================================================================================
Effective February 28, 2000, the Board of Trustees appointed Loomis Sayles an interim subadviser to the Fund, replacing Janus Capital Corporation. The proposed change will be submitted for approval to Fund shareholders in April. See page 27 of this report.
================================================================================

                                               Overview: How Your Fund Performed
--------------------------------------------------------------------------------

Renewed economic strength and rising investor confidence in several world markets are reflected in your Fund's 12-month performance.

For the year that ended December 31, 1999, Star Worldwide Fund's Class A shares returned 37.63% based on net asset value, outperforming the 24.93% return of the MSCI World Index and the 26.96% return of the MSCI EAFE Index, the Fund's benchmarks. The Fund's return includes reinvested capital gain distributions of $2.09 per share.

================================================================================
Star Worldwide Fund is composed of four segments, each managed by a different investment management firm. This multiple-manager approach provides a means to diversify among individual securities and among the investment styles and strategies of several established management firms.
================================================================================

The chart below shows the proportion of assets under the management of each portfolio manager. The proportions grow and shrink relative to one another as a result of the returns of each Fund segment and the markets in which they invest.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                                                  Portfolio Segments -- 12/31/99

          Oakmark/Harris International                       21.8%
          Oakmark/Harris Domestic                            19.5%
          Janus                                              36.4%
          Montgomery                                         22.3%

Portfolio holdings and asset allocation will vary.

                           NVEST STAR WORLDWIDE FUND
================================================================================


--------------------------------------------------------------------------------

Economic recovery in Asia

After the crises of 1998, the Asian economy rebounded in 1999, attracting large inflows of investment dollars to the region and driving some financial markets higher. Japan made one of the most dramatic turnarounds. After several years of recession, stock markets rallied as banking reforms, changes in business practices and an emphasis on new business development took hold. While Japanese stocks across the board posted strong gains, small-cap stocks generated the greatest returns. Among Asia's emerging markets, several countries enjoyed recoveries. Thailand and South Korea, for example, benefited from improved banking systems and large-scale corporate restructuring. As these economies recovered from recession, companies attracted new buyers for their products and new investors. As a result, corporate profits and stock prices rose.

European markets were in the doldrums

The performance of European markets lagged that of other world markets. The value of the euro -- Europe's new single currency, introduced in January 1999 -- declined against the U.S. dollar, and economic growth slowed. European stocks were also eclipsed by Asia's success. However, positive economic fundamentals, in addition to the major themes of corporate restructuring and a clearer focus on shareholder value remained intact. The general attractiveness of European markets was evident during the last quarter of 1999, when investment activity increased and stock prices rose. Roughly 40% of the Fund was invested in Europe as of the end of December.

                 Your Fund's 10 Largest Investments -- 12/31/99

                                                                   % of
      Company                                                  Net Assets
  -----------------------------------------------------------------------
   1. NTT Mobile Communications Network, Inc.                      2.5
  -----------------------------------------------------------------------
   2. Cisco Systems                                                2.2
  -----------------------------------------------------------------------
   3. Nokia Oyj                                                    2.2
  -----------------------------------------------------------------------
   4. Mannesmann AG                                                2.1
  -----------------------------------------------------------------------
   5. Sony Corp.                                                   1.6
  -----------------------------------------------------------------------
   6. Fortune Brands, Inc.                                         1.5
  -----------------------------------------------------------------------
   7. China Telecom Hong Kong, Ltd.                                1.4
  -----------------------------------------------------------------------
   8. Valmet-Rauma Oyj                                             1.2
  -----------------------------------------------------------------------
   9. NIKE, Inc.                                                   1.1
  -----------------------------------------------------------------------
  10. Black & Decker Corp.                                         1.1
  -----------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.
Excluding Short Term Investments.

                           NVEST STAR WORLDWIDE FUND
================================================================================


--------------------------------------------------------------------------------

Another strong year in the U.S.

Against a backdrop of robust economic growth, U.S. financial markets produced double-digit gains. While concerns that inflation might eventually accelerate led to three Federal Reserve Board interest-rate hikes, higher rates did nothing to dampen investor enthusiasm for stocks. Technology and telecommunication stocks continued to lead the market and growth stocks were far more popular than value stocks. The Fund benefited by maintaining more than one-third of its assets in U.S. stocks.

The Fund's portfolio managers

Star Worldwide Fund's global approach to investing allowed it to take advantage of the strong economic and business trends that prevailed in some world markets. In August, Founders was removed as a subadviser to the Fund and assets were equally reallocated among the remaining subadvisers. Performance was boosted by investments in Japan, as well as in the Asian emerging markets and in the U.S. The Janus segment of the Fund, with its high concentration in technology and telecommunication stocks, led the portfolio. While the Montgomery segment also emphasized technology and telecommunications stocks, it also benefited from its emphasis on large Japanese banks and securities firms and on overseas oil companies. The Oakmark/Harris foreign segment, which follows a value strategy, was rewarded for its early entry into the Japanese and emerging Asian markets. Oakmark/Harris found value in these markets when many investors were abandoning them in 1997 and 1998. This segment benefited from Oakmark/Harris's strategy of purchasing shares at cheap prices and holding them until their value became recognized. The domestic portion of the Oakmark/Harris portfolio lagged, however, because value stocks remained out of favor in the U.S. with investors.

                       Country Diversification -- 12/31/99
                                                                  % of
       Country                                                  Net Assets
   -----------------------------------------------------------------------
    1. United States                                              37.7
   -----------------------------------------------------------------------
    2. Japan                                                      11.3
   -----------------------------------------------------------------------
    3. United Kingdom                                             11.0
   -----------------------------------------------------------------------
    4. Finland                                                     5.6
   -----------------------------------------------------------------------
    5. Netherlands                                                 5.6
   -----------------------------------------------------------------------
    6. France                                                      5.3
   -----------------------------------------------------------------------
    7. Germany                                                     3.7
   -----------------------------------------------------------------------
    8. Hong Kong                                                   2.7
   -----------------------------------------------------------------------
    9. Brazil                                                      2.6
   -----------------------------------------------------------------------
   10. Italy                                                       2.1
   -----------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

                           NVEST STAR WORLDWIDE FUND
================================================================================


--------------------------------------------------------------------------------

Our outlook

Over the next year or so we believe that investing overseas may be more attractive than investing in the U.S. For the past five years, U.S. stock prices have moved significantly higher, while overseas stocks have produced only modest results. Many of the catalysts that triggered the rise in U.S. markets have just begun to take hold in foreign markets. These catalysts include economic reform and corporate restructuring. As these improvements continue overseas, we believe they should increase demand for goods and services, boost corporate profits, and attract more foreign investment. Under such conditions, the foreign stocks in the portfolios may account for a larger portion of the Fund's returns in the future.

The portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes. Stock funds fluctuate in value and, when redeemed, may be worth more or less than their original cost.


Star Worldwide Fund invests in foreign securities which may involve special risks including currency fluctuations and conversion to the euro in several European countries, as well as political and economic developments not associated with domestic funds. Investments in emerging markets may be more subject to these risks than in developed markets. The Fund may invest in higher yielding, lower-rated bonds which may involve greater risk. The Fund may also invest in smaller companies which may have more abrupt price movements, limited markets and less liquidity than larger, more established companies. The Fund may invest in REITS which are subject to changes in underlying real estate values, rising interest rates and mortgage prepayment risks. This Fund may invest in derivative securities for hedging purposes. These risks may increase share volatility. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Common Stock -- 93.3% of Total Net Assets

     Shares   Description                                             Value (a)
--------------------------------------------------------------------------------
              Australia--0.4%
     313,300  Cable & Wireless Optus, Ltd. ....................     $  1,046,919
     400,000  Reinsurance Australia
               Corporation, Ltd. ..............................          139,178
                                                                    ------------
                                                                       1,186,097
                                                                    ------------
              Bermuda--0.2%
      28,500  IPC Holdings, Ltd. ..............................          423,938
                                                                    ------------
              Brazil--2.6%
  16,900,000  Embratel Participacoes S.A. (c) .................          282,524
      10,710  Petroleo Brasileiro S.A.
               - Petrobras (ADR) ..............................          273,105
  33,100,000  Tele Centro Sul Participacoes S.A. (c) ..........          355,461
 101,900,000  Tele Sudeste Celular
               Participacoes S.A. .............................          406,133
      18,085  Telecomunicacoes Brasileiras (ADR) ..............        2,323,923
 187,200,000  Telemig Celular Participacoes S.A. (c) ..........          362,690
 121,900,000  Telesp Celular Participacoes S.A. ...............        1,147,135
  30,900,000  Telesp Participacoes S.A. .......................          427,794
      63,900  Uniao de Bancos
               Brasileiros S.A. (GDR) .........................        1,924,988
   3,300,000  Unibanco - Uniao de Bancos
               Brasileiros S.A. (c) ...........................          219,208
                                                                    ------------
                                                                       7,722,961
                                                                    ------------
              Canada--1.5%
      30,550  AT&T Canada, Inc. (ADR) .........................        1,229,637
      24,900  Canadian Imperial
               Bank of Commerce ...............................          595,116
         928  Celestica, Inc. .................................           51,945
      13,080  Celestica, Inc. (USD) ...........................          725,940
      15,290  Nortel Networks Corp ............................        1,544,290
       2,830  QLT Phototherapeutics, Inc. .....................          166,263
       6,384  Rogers Communications, Inc,
               Class B ........................................          158,004
       2,206  Shaw Communications, Class B ....................           72,820
                                                                    ------------
                                                                       4,544,015
                                                                    ------------
              Denmark--0.8%
      13,400  Den Danske Bank Group ...........................        1,468,960
      13,900  Unidanmark A/S ..................................          978,224
                                                                    ------------
                                                                       2,447,184
                                                                    ------------
              Finland--5.6%
      21,000  Kone Corp., Class B .............................        1,034,447
      15,755  Nokia Corp. (ADR) ...............................        2,993,450
      36,117  Nokia Oyj .......................................        6,548,840
      57,500  Outokumpu Oyj ...................................          813,813
      13,789  Sonera Oyj ......................................          945,238
      11,240  Tieto Corp. .....................................          702,002
     263,703  Valmet-Rauma Oyj ................................        3,426,770
                                                                    ------------
                                                                      16,464,560
                                                                    ------------
              France--5.3%
       4,400  Air Liquide S.A. ................................          736,655
      26,000  Alstom (c) ......................................          866,925
       3,464  Atos S.A. .......................................          574,365
      11,600  Aventis S.A. ....................................          674,239
       3,900  Axa .............................................          543,727
      18,690  Banque Nationale de Paris .......................        1,724,587
       3,447  Capital Gemini S.A. .............................          875,028
       1,377  Carrefour S.A. ..................................          253,982
       3,400  Castorama Dubois
               Investissement S.A. ............................        1,034,347
      43,545  Chargeurs S.A. ..................................        2,452,056
       7,960  France Telecom S.A. (c) .........................        1,052,829
      16,800  ISIS ............................................        1,005,254
       2,200  Societe Television Francaise ....................        1,152,408
       7,535  Total Fina S.A. .................................        1,005,725
      18,580  Vivendi .........................................        1,677,939
                                                                    ------------
                                                                      15,630,066
                                                                    ------------
              Germany--3.3%
      65,080  Buderus AG ......................................        1,101,380
       7,900  Deutsche Telekom AG .............................          562,635
       4,404  Em.TV Merchandising AG ..........................          283,928
      11,600  Epcos AG ........................................          870,551
      25,740  Mannesmann AG ...................................        6,210,038
       5,600  SAP Aktiengesellschaft (ADR) ....................          291,550
       3,140  Siemens AG ......................................          399,497
                                                                    ------------
                                                                       9,719,579
                                                                    ------------
              Hong Kong--2.7%
      79,000  Cheung Kong Holdings, Ltd. ......................        1,001,029
      33,170  China Telecom
               Hong Kong, Ltd. (ADR) (c) ......................        4,264,418
   1,195,000  First Pacific Company, Ltd. .....................          922,365
   1,079,000  Giordano International, Ltd. ....................        1,110,439
      82,000  Henderson Land
               Development Company, Ltd. ......................          527,433
     119,000  Varitronix International, Ltd. ..................          272,490
                                                                    ------------
                                                                       8,098,174
                                                                    ------------
              Ireland--0.0%
           1  Bank of Ireland .................................               10
                                                                    ------------
              Israel--0.2%
       3,210  Check Point Software
               Technologies, Ltd. .............................          637,987
                                                                    ------------

                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock -- continued

     Shares   Description                                             Value (a)
--------------------------------------------------------------------------------
              Italy--2.1%
      54,800  ACEA S.p.A. .....................................     $    761,798
       8,205  Bipop S.p.A .....................................          726,107
     203,400  Fila Holdings S.p.A. (ADR) ......................        2,237,400
      75,300  Italgas S.p.A. ..................................          285,209
     191,940  Telecom Italia Mobile S.p.A. ....................        2,144,259
      32,057  Unicredito Italiano S.p.A. (c) ..................          157,588
                                                                    ------------
                                                                       6,312,361
                                                                    ------------
              Japan--11.3%
      15,000  Asahi Breweries, Ltd. ...........................          164,138
      58,000  Bank of Tokyo-Mitsubishi, Ltd. ..................          808,378
      61,000  Canon, Inc. .....................................        2,423,999
     396,000  Citizen Watch Co. ...............................        2,519,331
      78,000  Daiwa Securities Group, Inc. ....................        1,220,730
     157,000  Fuji Bank, Ltd. .................................        1,525,898
      43,000  Fujitsu, Ltd. ...................................        1,961,241
      90,000  Hitachi, Ltd. ...................................        1,444,651
       5,000  Ito-Yokado Company, Ltd. ........................          543,212
      13,000  Kirin Brewery Co. ...............................          136,782
      29,000  Mitsubishi Estate Company, Ltd. .................          282,989
      41,000  Mitsui Fudosan Company, Ltd. ....................          277,694
      32,000  NEC Corp. .......................................          762,651
          92  Nippon Telegraph & Telephone Corp. ..............        1,575,805
     165,000  Nissan Motor Company, Ltd. ......................          649,212
          25  NTT Data Corp ...................................          575,022
         195  NTT Mobile Communications
               Network, Inc. ..................................        7,500,734
         700  Rohm Co. ........................................          293,237
       1,800  Softbank Corp. ..................................        1,723,011
      16,300  Sony Corp. ......................................        4,834,002
      20,000  Takeda Chemical Industries ......................          988,549
       1,000  The Furukawa Electric Company, Ltd. .............           15,171
      29,000  Tokio Marine & Fire
               Insurance Company, Ltd. ........................          339,190
       6,000  Tokyo Electron, Ltd. ............................          822,159
       5,000  Yamanouchi
               Pharmaceutical Company, Ltd. ...................          174,709
                                                                    ------------
                                                                      33,562,495
                                                                    ------------
              Mexico--0.7%
      12,540  Grupo Televisa S.A. (ADR) .......................          855,855
      11,060  Telefonos
               de Mexico S.A. (ADR) 144A ......................        1,244,250
                                                                    ------------
                                                                       2,100,105
                                                                    ------------
              Netherlands--5.6%
       6,500  Akzo Nobel NV ...................................          326,079
       2,884  ASM Lithography Holding NV ......................          320,443
       2,670  ASM Lithography Holding NV (c) ..................          303,713
      12,329  Equant NV (c) ...................................        1,399,690
      20,264  Getronics NV ....................................        1,616,704
       7,900  Heineken NV .....................................          385,329
      81,600  Hunter Douglas ..................................        2,219,393
       7,586  Koninklijke (Royal)
               Philips Electronics NV .........................        1,031,637
       7,920  Koninklijke (Royal)
               Philips Electronics NV (ADR) ...................        1,069,200
      11,904  Koninklijke KPN NV ..............................        1,161,975
      26,800  Libertel NV .....................................          701,921
      11,538  STMicroelectronics NV ...........................        1,775,964
         130  STMicroelectronics NV (USD) .....................           19,687
      28,997  TNT Post Group NV (c) ...........................          831,028
      14,707  United Pan-Europe
                Comminications NV .............................        1,881,517
      26,800  VNU NV ..........................................        1,408,702
                                                                    ------------
                                                                      16,452,982
                                                                    ------------
              New Zealand--1.1%
     550,000  Brierley Investments, Ltd. ......................          114,950
     863,532  Fernz Corporation, Ltd. .........................        1,962,700
     158,224  Fletcher Challenge Building .....................          233,135
     205,000  Telecom Corporation
               of New Zealand, Ltd. ...........................          964,012
                                                                    ------------
                                                                       3,274,797
                                                                    ------------
              Panama--0.8%
     100,400  Banco Latinoamericano
               de Exportaciones S.A., Class E .................        2,359,400
                                                                    ------------

              Singapore--0.0%
      11,616  United Overseas Bank, Ltd. ......................          102,525
                                                                    ------------
              South Africa--0.0%
           1  Barlow, Ltd. ....................................                7
          23  BOE, Ltd. .......................................               22
         369  JCI Gold, Ltd. ..................................              354
          39  Randfontein Estates
               Gold Mining Co. ................................               55
                                                                    ------------
                                                                             438
                                                                    ------------
              South Korea--1.7%
      12,920  Dongah Tire Industry Co. ........................          380,033
      16,840  Keumkang, Ltd. ..................................          778,600
       6,980  Lotte Chilsung Beverage Co. .....................          430,295
       5,260  Samsung Electronics .............................        1,232,197
         597  SK Telecom Company, Ltd. ........................        2,139,842
                                                                    ------------
                                                                       4,960,967
                                                                    ------------

                See accompanying notes to financial statements.
8

================================================================================

Investments as of December 31, 1999

Common Stock -- continued

     Shares   Description                                             Value (a)
--------------------------------------------------------------------------------
              Spain--1.7%
      72,200  Banco Santander
               Central Hispano S.A. ...........................     $    817,492
      27,100  Sogecable S.A. ..................................        1,730,768
      62,606  Telefonica S.A. .................................        1,564,040
       2,442  Telefonica S.A. (ADR) ...........................          192,460
      14,000  Terra Networks S.A. .............................          765,082
                                                                    ------------
                                                                       5,069,842
                                                                    ------------
              Sweden--1.7%
     104,931  Assa Abloy AB, Series B .........................        1,473,646
       5,700  Ericsson LM
               Telephone Co. (ADR) (c) ........................          374,418
      30,388  Ericsson Telefoniaktiebolag, Series B ...........        1,953,489
      69,268  Securitas AB ....................................        1,253,646
                                                                    ------------
                                                                       5,055,199
                                                                    ------------
              Switzerland--0.7%
         240  Julius Baer Holding, Ltd. .......................          724,989
       1,970  Sika Finanz AG ..................................          643,346
       1,820  Swisscom AG (c) .................................          736,093
                                                                    ------------
                                                                       2,104,428
                                                                    ------------
              Taiwan--0.0%
           1  Synnex Technology
               International Corp. 144A (GDR) .................               26
                                                                    ------------
              United Kingdom--11.0%
      25,600  Barclays PLC ....................................          735,646
     186,000  Berisford PLC ...................................        1,017,009
      33,700  British Telecom PLC .............................          816,534
      38,107  Capita Group PLC ................................          692,485
     256,717  Charter PLC .....................................        1,105,109
      27,740  COLT Telecom Group ..............................        1,432,077
       6,700  COLT Telecom Group PLC (ADR) ....................        1,366,800
      41,714  Compass Group PLC ...............................          572,735
     398,000  Cordiant Communications
               Group PLC ......................................        1,883,666
     286,400  Diageo PLC ......................................        2,283,039
      32,376  Energis PLC (c) .................................        1,555,835
      58,300  Freeserve PLC ...................................          593,284
      47,290  Glaxo Wellcome PLC ..............................        1,339,838
      43,728  Hays PLC ........................................          692,212
      67,312  HSBC Holdings PLC ...............................          932,896
     272,000  IMI PLC .........................................        1,232,409
      23,348  Logica PLC ......................................          603,424
     182,000  Morgan Crucible Co. .............................          854,025
      43,900  National Express Group PLC ......................          517,655
      41,895  Prudential Corp. PLC ............................          817,490
     144,625  Reckitt & Colman PLC ............................        1,364,299
     380,000  Rolls-Royce PLC .................................        1,310,493
      27,906  Sema Group PLC ..................................          500,350
       7,200  Shell Transport & Trading Co. (ADR) .............          354,600
   1,813,000  Somerfield PLC ..................................        2,621,043
     136,026  Telewest Communications PLC .....................          721,790
     155,600  Thus PLC ........................................          982,742
     682,967  Tomkins PLC .....................................        2,217,425
      22,785  Vodafone AirTouch PLC (ADR) .....................        1,127,858
      79,224  Vodafone Group PLC ..............................          394,904
                                                                    ------------
                                                                      32,639,672
                                                                    ------------
              United States--32.3%
       2,780  3Com Corp. (c) ..................................          130,660
     100,366  ACNielsen Corp. (c) .............................        2,471,513
       5,730  Amazon.com, Inc. (c) ............................          436,196
       4,000  Amdocs, Ltd. ....................................          138,000
      13,730  America Online, Inc. (c) ........................        1,035,757
       5,080  American Express Co. ............................          844,550
       3,565  AMFM, Inc. ......................................          278,961
      17,000  AT&T Corp. ......................................          862,750
      22,560  AT&T Corp. -
                Liberty Media Group (c) .......................        1,280,280
      59,000  Atmel Corp. (c) .................................        1,744,187
       8,885  Bank of New York Company, Inc. ..................          355,400
      74,052  Bank One Corp. ..................................        2,374,292
       5,200  BEA Systems, Inc. ...............................          363,675
      11,300  Bell Atlantic Corp. .............................          695,656
      61,300  Black & Decker Corp. ............................        3,202,925
      72,000  Boeing Co. ......................................        2,992,500
      62,000  Brunswick Corp. .................................        1,379,500
       9,000  Carrier Access Corp. (c) ........................          605,813
      61,505  Cisco Systems (c) ...............................        6,588,723
       8,100  Clear Channel
               Communications, Inc. (c) .......................          722,925
      42,970  Comcast Corp., Special Class A ..................        2,172,671
      20,350  Dell Computer Corp. (c) .........................        1,037,850
      59,100  Dun & Bradstreet Corp. ..........................        1,743,450
      35,000  Eaton Corp. .....................................        2,541,875
       4,000  Electronic Arts, Inc. (c) .......................          336,000
       3,450  Electronic Data Systems Corp. ...................          230,934
      11,580  EMC Corp. (c) ...................................        1,265,115
      22,860  Enron Corp. .....................................        1,014,412
       4,255  Equant NV (c) ...................................          476,560
      15,400  Estee Lauder Companies, Inc. ....................          776,737
      15,600  Flextronics International, Ltd. (c) .............          717,600

                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock -- continued

     Shares   Description                                             Value (a)
--------------------------------------------------------------------------------
              United States--continued
     132,500  Fortune Brands, Inc. ............................     $  4,380,781
     100,000  Galileo International, Inc. .....................        2,993,750
       5,565  Genetech, Inc. ..................................          748,493
      29,860  Global Crossing, Ltd. (c) .......................        1,493,000
      41,600  Global TeleSystems Group, Inc. (c) ..............        1,440,400
      68,000  H & R Block, Inc. ...............................        2,975,000
      45,800  Hollywood Entertainment Corp. ...................          664,100
         950  i2 Technologies, Inc. (c) .......................          185,250
       3,990  International
               Business Machines Corp. ........................          430,920
       8,030  JDS Uniphase Corp. ..............................        1,295,339
      40,400  Knight-Ridder, Inc. .............................        2,403,800
       1,415  Korea Thrunet Company, Ltd. .....................           96,043
     115,000  Lockheed Martin Corp. ...........................        2,515,625
      18,815  Lucent Technologies, Inc. .......................        1,407,597
   2,160,000  Mandarin
               Oriental International, Ltd. ...................        1,512,000
     200,000  Mattel, Inc. ....................................        2,625,000
      18,600  MCI Worldcom, Inc. (c) ..........................          986,962
      13,725  Medtronic, Inc. .................................          500,105
      24,855  Microsoft Corp. (c) .............................        2,901,821
      49,600  Nabisco Holdings Corp. ..........................        1,568,600
       2,430  Nextel Communications, Inc. (c) .................          250,594
      65,000  NIKE, Inc., Class B .............................        3,221,562
       5,862  NTL, Inc. .......................................          731,285
     154,625  Old Republic International Co. ..................        2,106,766
       2,035  PE Corp.-PE Biosystems Group ....................          244,836
     103,000  Philip Morris Companies, Inc. ...................        2,388,312
       1,450  Phone.com., Inc. ................................          168,109
      11,820  R. H. Donnelley Corp. (c) .......................          223,103
       3,220  RF Micro Devices, Inc. ..........................          220,369
      14,915  Schering-Plough Corp. ...........................          629,227
         660  Sepracor, Inc. (c) ..............................           65,464
      22,460  Sprint Corp. PCS Group ..........................        2,302,150
      17,590  Staples, Inc. (c) ...............................          364,993
      16,360  Sun Microsystems, Inc. (c) ......................        1,266,877
         904  Synthes-Stratec, Inc., 144A .....................          403,184
       8,215  Texas Instruments, Inc. .........................          795,828
      26,475  Time Warner, Inc. ...............................        1,917,783
      25,636  TYCO International, Ltd. ........................          996,599
       1,775  USWeb Corp. .....................................           78,877
         375  VeriSign, Inc. (c) ..............................           71,602
         250  VERITAS Software Corp. (c) ......................           35,781
       3,400  VoiceStream Wireless Corp. ......................          483,863
       4,760  Warner-Lambert Co. ..............................          390,023
      95,000  Washington Mutual, Inc. .........................        2,470,000
       1,395  Whittman-Hart, Inc. .............................           74,808
                                                                    ------------
                                                                      95,844,048
                                                                    ------------
              Total Common Stock
               (Identified Cost $206,566,324) .................      276,713,856
                                                                    ------------

Preferred Stock -- 1.5%
--------------------------------------------------------------------------------
              Argentina--0.7%
     174,500  Quilmes Industrial S.A. (ADR) ...................        2,083,093
                                                                    ------------
              Germany--0.4%
         180  Marschollek Lautenschlaeger
               und Partner AG .................................           54,397
         222  Porsche AG ......................................          608,278
         830  SAP-Vorzug AG ...................................          499,988
                                                                    ------------
                                                                       1,162,663
                                                                    ------------
              United States--0.4%
      12,870  UnitedGlobalCom, Inc., 144A .....................        1,171,170
                                                                    ------------
              Total Preferred Stock
               (Identified Cost $3,427,339) ...................        4,416,926
                                                                    ------------

Short Term Investments -- 5.0%

    Principal
     Amount
--------------------------------------------------------------------------------
$  6,000,000  Federal Home Loan Bank, Zero Coupon,
                1/03/2000 .....................................        5,999,500
   8,672,000  Repurchase Agreement with State Street
                Bank & Trust Co. dated 12/31/1999
                at 3.25% to be repurchased at
                $8,674,349 on 1/03/2000
                collateralized by $10,650,000
                U.S. Treasury Bond 5.25% due
                11/15/2028 with a
                value of $8,852,812 ...........................        8,672,000
                                                                    ------------
              Total Short Term Investments
               (Identified Cost $14,671,500) ..................       14,671,500
                                                                    ------------
              Total Investment--99.8%
              (Identified Cost $224,665,163) (b) ..............      295,802,282
              Other assets less liabilities ...................          654,042
                                                                    ------------
              Total Net Assets--100% ..........................     $296,456,324
                                                                    ============

                See accompanying notes to financial statements.

================================================================================
Investments as of December 31, 1999


Forward Currency Contracts Outstanding
--------------------------------------------------------------------------------

                                                                 Local          Aggregate                               Unrealized
                                             Delivery          Currency            Face               Total           Appreciation/
                                               Date             Amount            Value               Value           (Depreciation)
                                             --------          --------         ---------             -----           --------------
British Pounds (sold)                        4/7/2000            100,000       $    161,956        $   (161,531)       $        425
British Pounds (sold)                        4/7/2000            300,000            486,255            (484,592)              1,663
British Pounds (sold)                        4/7/2000            200,000            324,388            (323,061)              1,327
British Pounds (sold)                       4/10/2000          3,018,503          5,000,000          (4,875,742)            124,258
British Pounds (bought)                     4/14/2000            300,000           (498,828)            484,578             (14,250)
British Pounds (sold)                       4/14/2000            300,000            495,420            (484,578)             10,842
British Pounds (sold)                       4/20/2000             45,000             73,069             (72,685)                384
British Pounds (sold)                        6/9/2000            750,000          1,215,975          (1,211,168)              4,807
British Pounds (sold)                        6/9/2000            150,000            243,099            (242,234)                865
Canadian Dollar (sold)                       4/7/2000             40,000             27,364             (27,776)               (412)
Canadian Dollar (sold)                       4/7/2000             20,000             13,671             (13,888)               (217)
Canadian Dollar (sold)                       4/7/2000             20,000             13,806             (13,888)                (82)
Canadian Dollar (sold)                      5/18/2000             30,000             20,548             (20,851)               (303)
Euro Currency (sold)                         4/7/2000            300,000            325,800            (304,380)             21,420
Euro Currency (sold)                         4/7/2000            100,000            105,977            (101,460)              4,517
Euro Currency (sold)                         4/7/2000            400,000            420,260            (405,840)             14,420
Euro Currency (sold)                         4/7/2000            300,000            304,857            (304,380)                477
Euro Currency (sold)                         4/7/2000          2,000,000          2,064,020          (2,029,198)             34,822
Euro Currency (sold)                         4/7/2000          1,500,000          1,546,875          (1,521,899)             24,976
Euro Currency (bought)                       4/7/2000            300,000           (330,395)            304,380             (26,015)
Euro Currency (bought)                       4/7/2000          1,000,000         (1,011,550)          1,014,599               3,049
Euro Currency (bought)                      4/14/2000            300,000           (330,429)            304,530             (25,899)
Euro Currency (sold)                        4/14/2000          2,100,000          2,268,000          (2,131,707)            136,293
Euro Currency (sold)                        4/20/2000            500,000            550,200            (507,764)             42,436
Euro Currency (sold)                         6/2/2000          1,400,000          1,467,200          (1,426,053)             41,147
Euro Currency (sold)                         6/9/2000            500,000            510,675            (509,556)              1,119
Euro Currency (sold)                         6/9/2000            200,000            205,342            (203,822)              1,520
Hong Kong Dollar (sold)                      5/7/2001          1,600,000            201,081            (204,239)             (3,158)
Hong Kong Dollar (sold)                      5/7/2001          1,600,000            200,715            (204,239)             (3,524)
Hong Kong Dollar (sold)                      5/7/2001            400,000             50,180             (51,060)               (880)
Hong Kong Dollar (sold)                      5/7/2001          1,000,000            125,448            (127,649)             (2,201)
Hong Kong Dollar (sold)                      5/7/2001            900,000            112,880            (114,885)             (2,005)
Hong Kong Dollar (sold)                      5/7/2001            100,000             12,554             (12,765)               (211)
Hong Kong Dollar (sold)                      5/7/2001            800,000            100,528            (102,120)             (1,592)
Hong Kong Dollar (sold)                      5/7/2001            800,000            100,598            (102,120)             (1,522)
Hong Kong Dollar (sold)                      5/7/2001            300,000             37,819             (38,295)               (476)
Hong Kong Dollar (sold)                      5/7/2001            150,000             18,890             (19,147)               (257)
Hong Kong Dollar (sold)                      5/7/2001            150,000             18,889             (19,147)               (258)
Hong Kong Dollar (sold)                      5/7/2001            400,000             50,434             (51,060)               (626)
Hong Kong Dollar (sold)                      5/7/2001            200,000             25,326             (25,530)               (204)
Hong Kong Dollar (sold)                      5/7/2001          1,000,000            126,831            (127,650)               (819)
Hong Kong Dollar (sold)                      5/7/2001          1,600,000            202,899            (204,240)             (1,341)
Hong Kong Dollar (sold)                      5/7/2001          1,700,000            215,612            (217,005)             (1,393)


                See accompanying notes to financial statements.

================================================================================
Investments as of December 31, 1999


Forward Currency Contracts Outstanding - continued
--------------------------------------------------------------------------------

                                                                 Local          Aggregate                               Unrealized
                                             Delivery          Currency            Face               Total           Appreciation/
                                               Date             Amount            Value               Value           (Depreciation)
                                             --------          --------         ---------             -----           --------------
Hong Kong Dollar (sold)                      5/7/2001            300,000       $     38,051        $    (38,295)       $       (244)
Hong Kong Dollar (sold)                      5/7/2001          1,700,000            216,346            (217,005)               (659)
Hong Kong Dollar (sold)                      5/7/2001          4,000,000            509,554            (510,599)             (1,045)
Hong Kong Dollar (bought)                    5/7/2001          1,200,000           (150,659)            153,179               2,520
Hong Kong Dollar (bought)                    5/7/2001            500,000            (62,814)             63,825               1,011
Hong Kong Dollar (sold)                     5/10/2001          1,000,000            127,071            (127,642)               (571)
Hong Kong Dollar (sold)                     5/10/2001            800,000            101,611            (102,115)               (504)
Hong Kong Dollar (sold)                     5/10/2001          1,400,000            177,895            (178,699)               (804)
Hong Kong Dollar (sold)                     5/10/2001          1,300,000            165,241            (165,935)               (694)
Hong Kong Dollar (sold)                     5/10/2001          2,000,000            254,761            (255,285)               (524)
Japanese Yen (sold)                         2/24/2000        140,933,000          1,300,000          (1,391,803)            (91,803)
Japanese Yen (sold)                          3/6/2000         40,000,000            384,353            (395,710)            (11,357)
Japanese Yen (bought)                        3/6/2000         40,000,000           (381,607)            395,710              14,103
Japanese Yen (bought)                       3/16/2000        122,000,000         (1,165,791)          1,208,824              43,033
Japanese Yen (sold)                         3/16/2000        135,000,000          1,305,609          (1,337,633)            (32,024)
Japanese Yen (sold)                         3/16/2000         20,000,000            199,607            (198,168)              1,439
Japanese Yen (sold)                         3/17/2000        152,280,000          1,500,000          (1,509,089)             (9,089)
Japanese Yen (bought)                        4/7/2000        178,000,000         (1,708,606)          1,769,932              61,326
Japanese Yen (sold)                          4/7/2000        155,000,000          1,483,197          (1,541,233)            (58,036)
Japanese Yen (sold)                          4/7/2000         23,000,000            220,359            (228,699)             (8,340)
Japanese Yen (sold)                          4/7/2000         40,000,000            386,382            (397,737)            (11,355)
Japanese Yen (sold)                          4/7/2000         40,000,000            390,033            (397,737)             (7,704)
Japanese Yen (sold)                         4/14/2000         90,000,000            872,093            (895,944)            (23,851)
Japanese Yen (sold)                         4/20/2000         35,000,000            340,865            (348,768)             (7,903)
Japanese Yen (sold)                         5/18/2000         17,000,000            165,370            (170,190)             (4,820)
Japanese Yen (sold)                          6/2/2000         95,000,000            925,024            (953,436)            (28,412)
Swiss Franc (sold)                          4/20/2000            175,000            111,707            (111,314)                393
Swiss Franc (bought)                         6/2/2000            110,000            (72,968)             70,314              (2,654)
Swiss Franc (sold)                           6/2/2000            110,000             72,321             (70,314)              2,007
                                                                               ------------        ------------        ------------
                                                                               $ 24,979,244        $(24,772,683)       $    206,561
                                                                               ============        ============        ============

                See accompanying notes to financial statements.

================================================================================
Investments as of December 31, 1999


--------------------------------------------------------------------------------

     (a)  See Notes 1a Notes to Financial Statements.

     (b) Federal Tax Information: at December 31, 1999 the net unrealized appreciation on investments based on cost of $225,348,066 for federal income tax purposes was as follows:

          Aggregate gross unrealized appreciation for all investments
            in which there is an excess of value over tax cost .................    $ 87,613,313
          Aggregate gross unrealized depreciation for all investments
            in which there is an excess of tax cost over value .................     (17,159,097)
                                                                                    ------------
          Net unrealized appreciation ..........................................    $ 70,454,216
                                                                                    ============

     (c)  Non-income producing security.

    144A Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At year end, the value of these securities amounted to $2,818,630 or 1.0% of net assets.

 ADR/GDR  An American Depositary Receipt (ADR) or Global Depositary Receipt
          (GDR) is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States .

     USD  United States Dollars

Ten Largest Industry Holdings at December 31, 1999 (unaudited)

Telecommunication                  17.7%              Telecommunication Equipment         4.5%
Banks & Thrifts                     6.8%              Broadcasting                        3.6%
Machinery                           4.7%              Food & Beverages                    3.4%
Consumer Goods & Services           4.6%              Electronics                         2.8%
Computer Software & Services        4.6%              Apparel & Textiles                  2.7%

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES
================================================================================
December 31, 1999

ASSETS
     Investments at value (Identified cost $224,665,163) ................................                           $ 295,802,282
     Cash ...............................................................................                                 174,905
     Foreign cash at value (Identified cost $24,215) ....................................                                  24,181
     Investments held as collateral for loaned securities ...............................                               8,712,119
     Receivable for:
         Fund shares sold ...............................................................                                 256,826
         Securities sold ................................................................                                 770,370
         Open forward currency contracts - net ..........................................                                 206,561
         Dividends and interest .........................................................                                 213,141
         Tax reclaims ...................................................................                                 120,581
     Unamortized organization expense ...................................................                                  13,529
                                                                                                                    -------------
                                                                                                                      306,294,495

LIABILITIES
     Payable for:
         Securities purchased ...........................................................     $     353,958
         Fund shares redeemed ...........................................................           268,642
         Collateral on loaned securities, at value ......................................         8,712,119
         Foreign withholding taxes ......................................................             8,494
     Accrued expenses:
         Management fees ................................................................           248,908
         Deferred trustees' fees ........................................................            20,085
         Accounting and administrative ..................................................            12,054
         Other ..........................................................................           213,911
                                                                                              -------------
                                                                                                                        9,838,171
                                                                                                                    -------------
NET ASSETS ..............................................................................                           $ 296,456,324
                                                                                                                    =============
     Net assets consist of:
         Capital paid in ................................................................                           $ 213,065,307
         Undistributed (overdistrbuted) net investment income (loss) ....................                                (248,268)
         Accumulated net realized gain (loss) ...........................................                              12,306,390
         Unrealized appreciation (depreciation) on investments, forward currency
           contracts and foreign currency transactions - net ............................                              71,332,895
                                                                                                                    -------------

NET ASSETS ..............................................................................                           $ 296,456,324
                                                                                                                    =============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
     ($126,414,821/6,351,884 shares of beneficial interest) .............................                                  $19.90
                                                                                                                           ======
Offering price per share (100/94.25 of $19.90) ..........................................                                  $21.11*
                                                                                                                           ======
Net asset value and offering price of Class B shares
     ($141,338,449/7,337,972 shares of beneficial interest) .............................                                  $19.26**
                                                                                                                            ======
Net asset value and offering price of Class C shares
     ($28,703,054/1,489,194 shares of beneficial interest) ..............................                                  $19.27**
                                                                                                                           ======

      * Based upon single purchases of less than $50,000. Reduced sales charges apply for purchases in excess of this amount.

     ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                 See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
================================================================================
Year Ended December 31, 1999

INVESTMENT INCOME
         Dividends (net of foreign taxes of $285,922) .................................                                $  3,278,247
         Interest .....................................................................                                     692,665
         Securities lending income ....................................................                                     125,260
                                                                                                                       ------------
                                                                                                                          4,096,172

     Expenses
         Management fees ..............................................................     $  2,625,697
         Service fees - Class A .......................................................          270,924
         Service and distribution fees - Class B ......................................        1,181,955
         Service and distribution fees - Class C ......................................          235,012
         Trustees' fees and expenses ..................................................           24,071
         Accounting and administrative ................................................           74,470
         Custodian and securities lending .............................................          663,848
         Transfer agent ...............................................................          938,035
         Audit and tax services .......................................................           46,000
         Legal ........................................................................           17,572
         Printing .....................................................................           50,792
         Registration .................................................................           58,433
         Amortization of organization expenses ........................................           13,027
         Insurance ....................................................................            4,400
         Miscellaneous ................................................................           10,505
                                                                                            ------------
     Total expenses ...................................................................                                   6,214,741
                                                                                                                       ------------
     Net investment income (loss) .....................................................                                  (2,118,569)
                                                                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
         FUTURES CONTRACTS, FORWARD CURRENCY AND
         FOREIGN CURRENCY TRANSACTIONS

     Realized gain (loss) on:
         Investments - net ............................................................       44,376,776
         Futures contracts - net ......................................................          109,815
         Foreign currency transactions - net ..........................................         (132,350)
         Forward currency transactions - net ..........................................          761,319
                                                                                            ------------
         Net realized gain (loss) on investments, futures contracts
           foreign currency and forward currency transactions .........................       45,115,560
                                                                                            ------------
     Unrealized appreciation (depreciation) on:
         Investments - net ............................................................       39,974,888
         Foreign currency transactions - net ..........................................          (28,204)
         Forward currency transactions - net ..........................................          497,452
                                                                                            ------------
         Net unrealized appreciation (depreciation) on investments, foreign currency
            and forward currency transactions .........................................       40,444,136
                                                                                            ------------
     Net gain (loss) on investment transactions .......................................                                  85,559,696
                                                                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .................................                                $ 83,441,127
                                                                                                                       ============

                 See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================


                                                                                                         Year Ended December 31,
                                                                                                  ---------------------------------
                                                                                                      1998                 1999
                                                                                                  -------------       -------------
FROM OPERATIONS

     Net investment income (loss) ..........................................................      $  (1,030,505)      $  (2,118,569)
     Net realized gain (loss) on investments, futures contracts, foreign currency
          and forward currency transactions ................................................         (3,136,961)         45,115,560
     Unrealized appreciation (depreciation) on investments, foreign currency
          and forward currency transactions ................................................         13,069,028          40,444,136
                                                                                                  -------------       -------------
     Increase (decrease) in net assets from operations .....................................          8,901,562          83,441,127
                                                                                                  -------------       -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net realized gain on investments
         Class A ...........................................................................                  0         (12,083,293)
         Class B ...........................................................................                  0         (13,730,866)
         Class C ...........................................................................                  0          (2,796,280)
                                                                                                  -------------       -------------
                                                                                                              0         (28,610,439)
                                                                                                  -------------       -------------

INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE TRANSACTIONS ...............................................        (30,804,047)         (4,457,284)
                                                                                                  -------------       -------------
Total increase (decrease) in net assets ....................................................        (21,902,485)         50,373,404

NET ASSETS
     Beginning of the year .................................................................        267,985,405         246,082,920
                                                                                                  -------------       -------------
     End of the year .......................................................................      $ 246,082,920       $ 296,456,324
                                                                                                  =============       =============

UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
     End of the year .......................................................................      $     (91,225)      $    (248,268)
                                                                                                  =============       =============

                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                               Class A
                                                                    ---------------------------------------------------------------

                                                                                         Year Ended December 31,
                                                                    ---------------------------------------------------------------
                                                                       1996              1997             1998            1999
                                                                    ---------------------------------------------------------------
Net Asset Value, Beginning of Year (a) .......................      $     12.50      $     14.40       $     15.46      $     16.08
                                                                    -----------      -----------       -----------      -----------
Income (Loss) From Investment Operations
Net Investment Income (Loss) (b) .............................            (0.03)           (0.02)             0.01            (0.07)
Net Realized and Unrealized Gain (Loss) on
  Investments ................................................             2.11             1.88              0.61             5.98
                                                                    -----------      -----------       -----------      -----------
Total From Investment Operations .............................             2.08             1.86              0.62             5.91
                                                                    -----------      -----------       -----------      -----------
Less Distributions
Distributions From Net Realized Capital Gains ................            (0.18)           (0.76)             0.00            (2.09)
Distributions From Paid-in Capital ...........................             0.00            (0.04)             0.00             0.00
                                                                    -----------      -----------       -----------      -----------
Total Distributions ..........................................            (0.18)           (0.80)             0.00            (2.09)
                                                                    -----------      -----------       -----------      -----------
Net Asset Value, End of Year .................................      $     14.40      $     15.46       $     16.08      $     19.90
                                                                    ===========      ===========       ===========      ===========
Total Return (%) (c) .........................................             16.7             12.7               4.0             37.6
Ratio of Operating Expenses to Average Net Assets (%) ........             2.58             2.07              2.09             2.06
Ratio of Net Investment Income (Loss)
  to Average Net Assets (%) ..................................            (0.21)           (0.12)             0.03            (0.42)
Portfolio Turnover Rate (%) ..................................               57               80                84               91
Net Assets, End of Year (000) ................................      $    68,509      $   118,381       $   106,763      $   126,415


(a)  Fund commenced operations on December 29, 1995.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

(c)  A sales charge is not reflected in total return calculations.


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                              Class B
                                                                   ----------------------------------------------------------------

                                                                                         Year Ended December 31,
                                                                   ----------------------------------------------------------------
                                                                      1996             1997              1998              1999
                                                                   ----------------------------------------------------------------
Net Asset Value, Beginning of Year (a) ......................      $     12.50      $     14.30       $     15.23       $     15.73
                                                                   -----------      -----------       -----------       -----------
Income (Loss) From Investment Operations
Net Investment Income (Loss) (b) ............................            (0.12)           (0.14)            (0.11)            (0.20)
Net Realized and Unrealized Gain (Loss) on
  Investments ...............................................             2.10             1.87              0.61              5.82
                                                                   -----------      -----------       -----------       -----------
Total From Investment Operations ............................             1.98             1.73              0.50              5.62
                                                                   -----------      -----------       -----------       -----------
Less Distributions
Distributions From Net Realized Capital Gains ...............            (0.18)           (0.76)             0.00             (2.09)
Distributions From Paid-in Capital ..........................             0.00            (0.04)             0.00              0.00
                                                                   -----------      -----------       -----------       -----------
Total Distributions .........................................            (0.18)           (0.80)             0.00             (2.09)
                                                                   -----------      -----------       -----------       -----------
Net Asset Value, End of Year ................................      $     14.30      $     15.23       $     15.73       $     19.26
                                                                   ===========      ===========       ===========       ===========
Total Return (%) (c) ........................................             15.9             11.9               3.3              36.6
Ratio of Operating Expenses to Average Net Assets (%) .......             3.33             2.82              2.84              2.81
Ratio of Net Investment Income (Loss) to
  Average Net Assets (%) ....................................            (0.96)           (0.87)            (0.72)            (1.17)
Portfolio Turnover Rate (%) .................................               57               80                84                91
Net Assets, End of Year (000) ...............................      $    65,367      $   123,467       $   116,305       $   141,338

(a)  Fund commenced operations on December 29, 1995.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

(c) A contingent deferred sales charge is not reflected in total return calculations.


                See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                              Class C
                                                                      -------------------------------------------------------------

                                                                                         Year Ended December 31,
                                                                      -------------------------------------------------------------
                                                                         1996             1997             1998             1999
                                                                      -------------------------------------------------------------
Net Asset Value, Beginning of Year (a) .........................      $    12.50       $    14.31       $    15.24       $    15.75
                                                                      ----------       ----------       ----------       ----------
Income (Loss) From Investment Operations
Net Investment Income (Loss) (b) ...............................           (0.12)           (0.13)           (0.11)           (0.21)
Net Realized and Unrealized Gain (Loss) on
  Investments ..................................................            2.11             1.86             0.62             5.82
                                                                      ----------       ----------       ----------       ----------
Total From Investment Operations ...............................            1.99             1.73             0.51             5.61
                                                                      ----------       ----------       ----------       ----------
Less Distributions
Distributions From Net Realized Capital Gains ..................           (0.18)           (0.76)            0.00            (2.09)
Distributions From Paid-in Capital .............................            0.00            (0.04)            0.00             0.00
                                                                      ----------       ----------       ----------       ----------
Total Distributions ............................................           (0.18)           (0.80)            0.00            (2.09)
                                                                      ----------       ----------       ----------       ----------
Net Asset Value, End of Year ...................................      $    14.31       $    15.24       $    15.75       $    19.27
                                                                      ==========       ==========       ==========       ==========
Total Return (%) (c) ...........................................            15.9             11.8              3.3             36.5
Ratio of Operating Expenses to Average Net Assets (%) ..........            3.33             2.82             2.84             2.81
Ratio of Net Investment Income (Loss) to
  Average Net Assets (%) .......................................           (0.96)           (0.87)           (0.72)           (1.17)
Portfolio Turnover Rate (%) ....................................              57               80               84               91
Net Assets, End of Year (000) ..................................      $   17,980       $   26,137       $   23,016       $   28,703

(a)  Fund commenced operations on December 29, 1995.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

(c) A contingent deferred sales charge is not reflected in total return calculations.

                 See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999


1. Significant Accounting Policies. The Fund is a series of Nvest Funds (formerly known as New England Funds) Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks long-term growth of capital. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and are subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price, except for certain British equities which are valued at the mean between the last bid and last ask prices on the London Stock Exchange. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the relevant subadviser under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Interest income is increased by the accretion of original issue discount and/or market discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of

================================================================================
For the Year Ended December 31, 1999


investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

d. Forward Foreign Currency Contracts. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell (if any) is shown in the portfolio composition under the caption "Forward Currency Contracts Outstanding." These amounts represent the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

All contracts are "marked-to-market" daily at the applicable translation rates and any gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

e. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

f. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs, net operating losses and foreign currency transactions for book and tax purposes. Permanent book and tax basis differences will result in reclassification to capital accounts.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each subadviser is responsible for determining that the value of the collateral is at all

================================================================================
For the Year Ended December 31, 1999


times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the portfolio's ability to dispose of the underlying securities.

h. Organization Expense. Costs incurred in connection with the Fund's organization and initial registration, amounting to approximately $64,900 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. Purchases and Sales of Securities. For the year ended December 31, 1999 purchase and sales of securities (excluding short-term investments) were $215,491,663 and $254,665,442 respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 1.05% of the Fund's average daily net assets reduced by the amount of any subadvisers fees paid by the Fund to its subadvisers as follows: Harris Associates, L.P., Founders Asset Management, Inc. and Janus Capital Corporation at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund which that subadviser manages, 0.60% of the next $50 million of such assets and 0.55% of such assets in excess of $100 million and Montgomery Asset Management, L.P. at the annual rate of 0.85% of the first $25 million of the average daily net assets of the segment of the Fund that Montgomery Asset Management, L.P. manages, 0.65% of the next $25 million of such assets and 0.55% of such assets in excess of $50 million. Certain officers and directors of Nvest Management are also officers or trustees of the Fund. Nvest Management and Harris Associates, L.P. are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by Nvest Management and the subadvisers under the management and subadvisory agreements in effect during the year ended December 31,1999, are as follows:

           Fees Earned
           -----------
           Nvest Management                          $  968,638
           Harris Associates, L.P.                      663,004
           Founders Asset Management, Inc.              248,981
           Janus Capital Corporation                    480,249
           Montgomery Asset Management, L.P.            264,825
                                                     ----------
                                                     $2,625,697
                                                     ==========

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999, these expenses amounted to $74,470 and are shown separately in the financial statements as accounting and administrative.

================================================================================
For the Year Ended December 31, 1999


c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent for the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $702,598 as compensation for its services in that capacity.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by the Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $270,924 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays Nvest Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999 the Fund paid Nvest Funds $295,489 and $58,753 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $886,466 and $176,259 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999 amounted to $674,856.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates, other than registered investment companies. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

================================================================================
For the Year Ended December 31, 1999


A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

4. Capital Shares. At December 31, 1999, there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. Transactions in capital shares were as follows:

                                                                                         Year Ended December 31,
                                                                   ----------------------------------------------------------------
                                                                                1998                              1999
                                                                   ------------------------------    ------------------------------
Class A                                                               Shares           Amount            Shares          Amount
-------                                                            -------------    -------------    -------------    -------------
Shares sold ....................................................       7,129,724    $ 106,981,131       17,418,778    $ 308,405,361
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain .......................               0                0          625,286       11,630,312
                                                                   -------------    -------------    -------------    -------------

                                                                       7,129,724      106,981,131       18,044,064      320,035,673
Shares repurchased .............................................      (8,149,583)    (123,663,965)     (18,330,936)    (325,330,531)
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) ........................................      (1,019,859)   $ (16,682,834)        (286,872)   $  (5,294,858)
                                                                   -------------    -------------    -------------    -------------

                                                                                         Year Ended December 31,
                                                                   ----------------------------------------------------------------
                                                                                1998                              1999
                                                                   ------------------------------    ------------------------------
Class B                                                               Shares           Amount            Shares          Amount
-------                                                            -------------    -------------    -------------    -------------
Shares sold ....................................................       1,309,851    $  20,459,129          938,431    $  16,521,040
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain .......................               0                0          706,524       12,724,497
                                                                   -------------    -------------    -------------    -------------
                                                                       1,309,851       20,459,129        1,644,955       29,245,537
Shares repurchased .............................................      (2,024,121)     (30,707,569)      (1,700,021)     (29,067,473)
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) ........................................        (714,270)   $ (10,248,440)         (55,066)   $     178,064
                                                                   -------------    -------------    -------------    -------------

                                                                                         Year Ended December 31,
                                                                   ----------------------------------------------------------------
                                                                                1998                              1999
                                                                   ------------------------------    ------------------------------
Class C                                                               Shares           Amount            Shares          Amount
-------                                                            -------------    -------------    -------------    -------------
Shares sold ....................................................       1,030,781    $  15,901,710        1,341,499    $  23,365,742
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain .......................               0                0          150,031        2,703,557
                                                                   -------------    -------------    -------------    -------------
                                                                       1,030,781       15,901,710        1,491,530       26,069,299
Shares repurchased .............................................      (1,284,215)     (19,774,483)      (1,463,990)     (25,409,789)
                                                                   -------------    -------------    -------------    -------------
Net increase (decrease) ........................................        (253,434)      (3,872,773)          27,540          659,510
                                                                   -------------    -------------    -------------    -------------
Increase (decrease) derived from capital shares transactions ...      (1,987,563)   $ (30,804,047)        (314,398)   $  (4,457,284)
                                                                   =============    =============    =============    =============

================================================================================
For the Year Ended December 31, 1999


5. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 4, 1999. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 1999.

6. Security Lending. The Fund has entered into an agreement to lend its securities to a third party. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 1999 the Fund loaned securities having a market value of $8,600,887 and collateralized by United States Treasury Bonds with a market value of $8,712,119.

7. Concentration of Risk. The Fund had the following geographic concentration in excess of 10% of its total net assets at December 31, 1999: Japan 11.3%, United Kingdom 11.0% and United States 37.7%. The Fund pursues its objectives by investing in foreign securities. There are certain risks involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

                       REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

To the Trustees of Nvest Funds Trust I and the Shareholders of the Nvest Star Worldwide Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Star Worldwide Fund (formerly the New England Star Worldwide Fund) (the "Fund"), a series of Nvest Funds Trust I, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

================================================================================

                           NVEST STAR WORLDWIDE FUND
                   (formerly New England Star Worldwide Fund)

    Supplement Dated February 28, 2000 to Nvest Star Funds Class A, B, and C
     Prospectus and Nvest Stock and Star Funds Class Y Prospectus each dated
                   May 3, 1999 (as revised February 1, 2000)

On February 25, 2000, the Board of Trustees of Nvest Funds Trust I (the "Trust") approved a new interim Subadvisory Agreement (the "Interim Agreement") relating to Nvest Star Worldwide Fund (the "Fund") between Nvest Funds Management, L.P. ("Nvest Management"), the Fund's adviser, and Loomis, Sayles & Company, L.P. ("Loomis Sayles"). The Interim Agreement is effective as of February 28, 2000, and will continue to be in effect for a period of 150 days or until shareholders of the Fund approve a new Subadvisory Agreement between Nvest Management and Loomis Sayles, whichever occurs first. Under the Interim Agreement, Loomis Sayles succeeds Janus Capital Corporation, ("Janus") as the subadviser of the segment of the Fund previously managed by Janus (the "Segment") and is responsible for day-to-day management of the Segment's investment operations under the oversight of Nvest Management. A special shareholder meeting will be held in April to vote on the approval of a second, final Subadvisory Agreement for the Fund between Nvest Management and Loomis Sayles, which was also approved by the Board of Trustees of the Trust on February 25, 2000 (the "Final Subadvisory Agreement"). The Final Subadvisory Agreement would replace the Interim Agreement. A notice of the special shareholder meeting and a proxy statement will be sent to shareholders in early March. In the event that the Fund's shareholders do not approve the Final Subadvisory Agreement between Nvest Management and Loomis Sayles at the special shareholder meeting, shareholders will be notified and the Board of Trustees will consider alternative arrangements for the management of the Segment's investment portfolio.

The annual subadvisory fee rates payable to Loomis Sayles under the Interim Agreement and the Final Subadvisory Agreement are identical to those previously paid to Janus to manage the Segment, which are 0.65% of the first $50 million of the Segment's average daily net assets, 0.60% of such assets between $50 million and $100 million and 0.55% of such assets in excess of $100 million.

In conjunction with Loomis Sayles becoming a subadviser to the Fund, the Fund's Board of Trustees approved amendments to the Segment's investment strategies, which will be effective at the close of business on February 25, 2000. Accordingly, the subsection entitled "Janus" within the section entitled "Star Worldwide Fund - More on Investment Strategies" page of the

================================================================================

Prospectuses are revised as of such date by replacing such subsection with the text set forth below.

Loomis Sayles

The segment of the Star Worldwide Fund managed by Loomis Sayles will invest at least 65% of its assets in equity securities of companies headquartered outside of the United States. The segment will hold securities from at least 3 different countries including those within emerging markets. The segment will focus on securities with large market capitalization but may invest in securities with any size capitalization. The securities selected by Loomis Sayles for the segment typically have the following characteristics:

    o strong, competitive position           o strong distribution channels
        in a particular industry             o improving business or financial
    o strong pricing power                       fundamentals

In making investment decisions, Loomis Sayles employs the following methods:

o Loomis Sayles uses a bottom-up,           o The strong Loomis Sayles research
   fundamental research process to             team is combined with a global
   build the segment's portfolio.              network of research contacts to
o It looks for growth-oriented stocks          provide a steady stream of
   of well-managed companies that              information and ideas.
   typically have the characteristics       o Loomis Sayles will sell a position
   listed above.                               when the fundamental outlook is
o In addition to its bottom-up                 deteriorating or when other more
   approach to security selection, an          favorable opportunities arise.
   overlay of country and industry
   macro-economic data is used to
   provide guidelines for portfolio
   weighting with a view towards
   minimizing portfolio risk.

In the section entitled "Meet the Funds' Investment Adviser and Subadvisers," the first sentence of the text entitled "Janus" under the heading "Subadvisers" is revised to read as follows:

Janus Capital, located at 100 Fillmore Street, Denver, Colorado 80206, serves as subadviser to a segment of the Star Advisers Fund. In this same section, the first sentence of the text entitled "Loomis Sayles" is revised to read as follows:

Loomis Sayles, located at One Financial Center, Boston, Massachusetts, 02111, serves as subadviser to a segment of the Star Advisers Fund, Star Small Cap Fund and Star Worldwide Fund.

================================================================================

In the section entitled "Meet the Funds' Portfolio Managers," the biographical information on Helen Young Hayes and Laurence Chang under the heading "Star Advisers Fund" is replaced with the following:

Alexander Muromcew

Alexander Muromcew has served as co-portfolio manager for the Loomis Sayles segment of Nvest Star Worldwide Fund since February 28, 2000. He is also a co-portfolio manager for Nvest International Equity Fund, Loomis Sayles International Equity Fund, Loomis Sayles Emerging Markets Fund and the International Equities sector of Loomis Sayles Worldwide Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. Prior to 1996, Mr. Muromcew held positions with Jardine Fleming Securities in Japan, Emerging Markets Investors Corporation and Teton Partners L.P. He received a M.B.A. from Stanford University and his B.A. from Dartmouth College.

John Tribolet

John Tribolet has served as co-portfolio manager for the Loomis Sayles segment of Nvest Star Worldwide Fund since February 28, 2000. He is also a co-portfolio manager for Nvest International Equity Fund, Loomis Sayles International Equity Fund, Loomis Sayles Emerging Markets Fund and the International Equities sector of Loomis Sayles Worldwide Fund. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management since 1997. From 1995 to 1997 he was a full time M.B.A. student at the University of Chicago. Prior to 1995, he spent three years in the investment banking industry, most recently at Paine Webber Inc. He received his B.S. from Columbia University.

Eswar Menon

Eswar Menon has served as co-portfolio manager for the Loomis Sayles segment of Nvest Star Worldwide Fund since February 28, 2000. He is also a co-portfolio manager for Nvest International Equity Fund, Loomis Sayles International Equity Fund, Loomis Sayles Emerging Markets Fund and the International Equities sector of Loomis Sayles Worldwide Fund. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management since 1995. Prior to his position at Nicholas Applegate Capital Management, he spent five years with Koeneman Capital Management and Integrated Device Technology. Mr. Menon received a M.B.A. from the University of Chicago and a M.S. from the University of California. He received his B.S. from Indian Institute of Technology, Madras, India.

================================================================================

                            NVEST STAR ADVISERS FUND
     Supplement dated February 1, 2000 to Nvest Star Funds Class A, B and C Prospectus and Nvest Stock and Star Funds Class Y Prospectus each dated
          May 3, 1999 (as updated or revised through February 1, 2000)

Effective immediately, the segment of the Fund subadvised by Loomis Sayles will be managed by Joseph R. Gatz and Dawn Alston Paige, as lead portfolio manager and co-portfolio manager, respectively. They replace Mary C. Champagne and Jeffrey C. Petherick.

Accordingly, in the section entitled "Meet the Funds' Portfolio Managers" the biographical information on Ms. Champagne and Mr. Petherick under the heading "Star Advisers Fund" is replaced with the following:

Joseph R. Gatz

Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles segment of Star Advisers Fund since January 2000. Mr. Gatz, Vice President of Loomis Sayles, joined the firm in 1999. He is also co-portfolio manager of Loomis Sayles Mid-Cap Value Fund and lead portfolio manager of Loomis Sayles Small Cap Value Fund. Prior to joining Loomis Sayles in 1999, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors since 1993. He received a M.B.A. from Indiana University and a B.A. from Michigan State University and has 15 years of investment experience.

Dawn Alston Paige

Dawn Alston Paige has served as co-portfolio manager of the Loomis Sayles segment of Star Advisers Fund since January 2000. Ms. Alston Paige, Vice President of Loomis Sayles, joined the firm in 1992. She is also co-portfolio manager of Loomis Sayles Mid-Cap Value Fund and co-portfolio manager of Loomis Sayles Small Cap Value Fund. She received a M.B.A. from University of Michigan and a B.S. from Virginia Commonwealth University and has eight years of investment experience.

================================================================================

                                              Glossary for Mutual Fund Investors
--------------------------------------------------------------------------------

Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market:

Number of outstanding shares X current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                             REGULAR INVESTING PAYS
================================================================================

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         The Power of Monthly Investing

                      $100             $200             $500
                      ----             ----             ----
25 Years            $91,236          $182,472         $456,181


Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                                  NVEST FUNDS
================================================================================

    LARGE-CAP EQUITY FUNDS                    GLOBAL/INTERNATIONAL EQUITY
    Capital Growth Fund                           Star Worldwide Fund
    Kobrick Growth Fund                        International Equity Fund
        Growth Fund
   Growth and Income Fund                        CORPORATE INCOME FUNDS
       Balanced Fund                        Short Term Corporate Income Fund
         Value Fund                                 Bond Income Fund
                                                    High Income Fund
    ALL-CAP EQUITY FUNDS                          Strategic Income Fund
     Star Advisers Fund
    Kobrick Capital Fund                        GOVERNMENT INCOME FUNDS
       Bullseye Fund                       Limited Term U.S. Government Fund
     Equity Income Fund                        Government Securities Fund

   SMALL-CAP EQUITY FUNDS                         MONEY MARKET FUNDS*
    Star Small Cap Fund                          Cash Management Trust
Kobrick Emerging Growth Fund                   Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                               or guaranteed by the FDIC
                                            or any other government agency

                             TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.


                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478


     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO]NvestFunds(SM)
      Where The Best Minds Meet(R)


---------------------
 399 Boylston Street

Boston, Massachusetts

        02116
---------------------






SW56-1299
[LOGO] Printed on Recycled Paper

                                  ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)

--------------------------------------------------------------------------------


                                                       Nvest Star Small Cap Fund


                                                                  Where
                                                                The Best
                                                              Minds Meet(R)




-----------------
December 31, 1999
-----------------

================================================================================


                                                                   February 2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."

Note the prospectus supplement that appears at the end of this report relating to Star Advisers Fund and Star Worldwide Fund.


After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.

                                                              /s/ John T. Hailer


--------------------------------------------------------------------------------
 NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

                           NVEST STAR SMALL CAP FUND
================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.


                                Growth of a $10,000 Investment in Class A shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                December 1996 (Inception) through December 1999


                Net Asset       Maximum Sales
                 Value(1)         Charge(2)      Russell 2000(4)
                 --------         ---------      ---------------
12/99            $21,429           $20,201           $14,460
6/99              14,975            14,114            13,033
12/98             12,956            12,211            11,924
9/98              10,292             9,701            10,252
6/98              13,341            12,574            12,839
3/98              14,126            13,314            13,467
12/97             12,697            11,966            12,236
9/97              13,160            12,403            12,660
6/97              11,040            10,405            11,020
3/97               9,352             8,814             9,483
12/96             10,000             9,425            10,000


This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and C share performance will differ from that shown based on differences in fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                           NVEST STAR SMALL CAP FUND
================================================================================


                                        Average Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class A (Inception 12/31/96)                      1 Year      Since Inception
Net Asset Value(1)                                 65.38%          28.92%
With Maximum Sales Charge(2)                       55.82           26.41
--------------------------------------------------------------------------------
Class B (Inception 12/31/96)                      1 Year      Since Inception
Net Asset Value(1)                                 64.14%          27.98%
With CDSC(3)                                       59.14           27.37
--------------------------------------------------------------------------------
Class C (Inception 12/31/96)                      1 Year      Since Inception
Net Asset Value(1)                                 64.14           27.98%
With CDSC(3)                                       63.14           27.98
--------------------------------------------------------------------------------
                                                                Since Fund's
                                                               Class A, B, C
Comparative Performance                           1 Year         Inception
Russell 2000 Small Stock Index(4)                  21.26%          13.08%
Morningstar Small-Cap Growth Average(5)            65.85           26.18
Lipper Small-Cap Growth Average(6)                 62.33           24.53
--------------------------------------------------------------------------------

Notes to Charts

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) Russell 2000 Small Stock Index is an unmanaged index measuring the stock price performance of small companies. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index.

(5) Morningstar Small-Cap Growth Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service.

(6) Lipper Small-Cap Growth Average is the average performance at net asset value of all mutual funds with a similar investment style or objective as determined by Lipper Inc., an independent mutual fund ranking service.

                           NVEST STAR SMALL CAP FUND
================================================================================


                                                Overview: How the Fund Performed
--------------------------------------------------------------------------------

Small-cap growth stocks produced strong returns in 1999, especially those in the technology and telecommunications areas. For the 12 months ended December 31, 1999, Class A shares of Star Small Cap Fund returned 65.38% based on net asset value, outperforming the 21.26% return of the Russell 2000 Index, the Fund's benchmark. The Fund's return includes $2.19 per share in reinvested capital gains.

Star Small Cap Fund is composed of four separate segments, each managed by a different investment management firm with special expertise in specific markets. This multiple-manager approach is the essence of the Star concept. It provides a means to diversify among individual securities as well as investment styles and strategies of several established management firms.

The chart below shows the proportion of assets under the management of each portfolio manager. The proportions grow and shrink relative to one another as a result of the returns of each Fund segment and the markets in which they invest.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


                         Portfolio Segments -- 12/31/99

                      RS Investment Management      40.9%
                      Montgomery                    16.1%
                      Loomis Sayles                 30.9%
                      Oakmark/Harris                12.1%

Portfolio holdings and asset allocation will vary.

                           NVEST STAR SMALL CAP FUND
================================================================================


--------------------------------------------------------------------------------

Small-cap growth stocks prospered in a positive economic environment

During 1999, the economic environment for small-cap growth stocks was excellent. The economy continued to grow rapidly, inflation remained at a relatively moderate level, and the demand for innovative technological products was high. While the Federal Reserve Board raised interest rates three times during the year, its actions failed to dampen investor enthusiasm for growth stocks. Investors continued to favor the stocks of companies with the potential for rapid earnings growth, and many of these were in the small-cap area of the market.

While small-cap growth stocks made strong gains during 1999, small-cap value stocks were poor performers. One reason for the disparity is that small-cap growth stocks tended to be in the technology and telecommunication sectors of the market -- areas that grew the fastest in 1999.

Technology stocks provided the best opportunities

Many small-cap companies are young organizations creating new products or services. Over the past several years, some of the most promising new product development has been in the areas of technology and telecommunications. Companies in these sectors have been active in providing quick and easy access to the Internet, wireless communications and cable services. The Fund took advantage of these technological advances by investing in small companies that are developing the Internet infrastructure, making better wireless products and seeking ways to offer important parts of bundled communication services to businesses and consumers. Bundled services may include traditional telephone service, Internet access, cable television and cellular telephone service. Because investors favored technology and telecommunication stocks,


                   Your Fund's 10 Largest Sectors -- 12/31/99
                                                                % of
          Sector                                                Net Assets
--------------------------------------------------------------------------------
      1.  Computer Software & Services                            19.1
--------------------------------------------------------------------------------
      2.  Electronics                                              7.5
--------------------------------------------------------------------------------
      3.  Drugs & Health Care                                      6.0
--------------------------------------------------------------------------------
      4.  Broadcasting                                             5.9
--------------------------------------------------------------------------------
      5.  Telecommunication                                        5.5
--------------------------------------------------------------------------------
      6.  Internet Content                                         4.8
--------------------------------------------------------------------------------
      7.  Retail                                                   4.5
--------------------------------------------------------------------------------
      8.  Telecommunications Equipment                             4.4
--------------------------------------------------------------------------------
      9.  Business Services                                        3.8
--------------------------------------------------------------------------------
     10.  Petroleum Services                                       3.0
--------------------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

                           NVEST STAR SMALL CAP FUND
================================================================================


--------------------------------------------------------------------------------

other, more traditional areas of the market suffered. The returns on manufacturing, finance, and consumer staples stocks lagged those of stocks in the high-tech sector of the market.

The Fund's portfolio managers

Star Small Cap Fund's multi-manager approach to investing ensures it has exposure to opportunities in different market areas at all times. The RS Investment Management segment of the Fund was heavily invested in technology and telecommunication stocks. It led the Fund's other segments in performance. The Loomis Sayles segment, which emphasizes young, aggressive companies with dynamic earnings growth, also benefited from a focus on technology and telecommunication. The Montgomery segment was more diversified among market sectors and produced more modest returns in 1999. The Oakmark/Harris segment, which follows a value strategy, generated the poorest performance for the year because value stocks remained out of favor with investors.

Our outlook

As we move into 2000, we believe economic fundamentals of strong growth and relatively low inflation will continue. We also think the market may retain its preference for technology and telecommunication stocks. This narrowness in the market may prevail until there is a catalyst for change, which could come in the form of additional interest-rate hikes by the Federal Reserve Board. If interest rates rise significantly, the valuations of growth companies may become more difficult to justify because higher interest rates are geared to slow economic growth. Should this happen, we believe that value stocks, which have been overlooked by investors, may benefit. Value stocks emphasize asset value today rather than earnings growth tomorrow, and they are less influenced by the prospects for higher inflation and interest rates. Because of its multi-manager approach, your Fund is positioned to participate no matter which direction the market takes.

The portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes. Stock funds fluctuate in value and, when redeemed, may be worth more or less than their original cost.

Star Small Cap Fund may invest in foreign and emerging market securities which may involve special risks. The Fund may invest in higher yielding, lower-rated bonds, which may involve greater risk. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies. The Fund may invest in REITS which are subject to changes in underlying real estate values, rising interest rates and mortgage prepayment risks. This Fund may invest in derivative securities for hedging purposes. The risks may increase share volatility. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Common Stock-- 94.0% of Total Net Assets

      Shares      Description                                         Value (a)
--------------------------------------------------------------------------------
                  Aerospace & Defense--0.2%
          15,000  Moog, Inc. (c) ................................   $    405,000
                                                                    ------------
                  Apparel & Textiles--0.2%
          45,000  Reebok International, Ltd. (c) ................        368,438
                                                                    ------------
                  Automotive--0.2%
          25,000  Standard Motor Products, Inc. .................        403,125
                                                                    ------------
                  Banks & Thrifts--1.3%
           4,600  Bank United Corp. .............................        125,350
          35,937  BankAtlantic Bancorp, Inc. ....................        148,240
          13,600  Commercial Federal Corp. ......................        242,250
          40,000  Golden State Bancorp, Inc. (c) ................        690,000
          25,000  Hudson City Bancorp, Inc. .....................        335,938
          30,000  Northwest Bancorp, Inc. .......................        208,125
          30,000  People's Bank .................................        633,750
          18,400  Staten Island Bancorp, Inc. ...................        331,200
                                                                    ------------
                                                                       2,714,853
                                                                    ------------
                  Broadcasting--5.9%
          13,100  Acme Communications, Inc. .....................        435,575
               1  AT&T Corp. -
                    Liberty Media Group (c) .....................             57
          19,300  Citadel Communications Corp. (c) ..............      1,252,087
          21,400  Cumulus Media, Inc. (c) .......................      1,086,050
           3,500  EchoStar Communications Corp. (c) .............        341,250
          14,300  Entercom Communications Corp. (c) .............        943,800
          60,000  LodgeNet Entertainment Corp. ..................      1,492,500
           8,650  Radio One, Inc. ...............................        795,800
          17,700  Radio Unica Corp. .............................        511,088
          30,000  TCI Satellite Entertainment, Inc. (c) .........        480,000
          21,100  UnitedGlobalCom, Inc. .........................      1,490,187
          38,000  Westwood One, Inc. (c) ........................      2,888,000
          13,000  Wink Communications, Inc. .....................        780,813
                                                                    ------------
                                                                      12,497,207
                                                                    ------------
                  Building & Related--0.9%
          26,100  Elcor Corp. ...................................        786,263
          12,300  Granite Construction, Inc. ....................        226,781
          25,800  Manitowoc Co. .................................        877,200
                                                                    ------------
                                                                       1,890,244
                                                                    ------------
                  Business Services--3.8%
          13,800  Administaff, Inc. (c) .........................        417,450
             100  Avert, Inc. ...................................          1,281
           3,900  Catalina Marketing Corp. (c) ..................        451,425
          15,750  Diamond Technology Partners, Inc. .............      1,353,516
          50,000  HA-LO Industries, Inc. (c) ....................        375,000
          17,950  Macrovision Corp. .............................      1,328,300
          30,000  On Assignment, Inc. (c) .......................        896,250
          15,400  Proxicom, Inc. ................................      1,914,412
         135,000  SITEL Corp. ...................................        945,000
          15,000  Superior Consultant Holdings Corp. ............        213,750
          17,900  Tetra Tech, Inc. (c) ..........................        275,213
                                                                    ------------
                                                                       8,171,597
                                                                    ------------
                  Chemicals--0.3%
          30,000  Ferro Corp. ...................................        660,000
                                                                    ------------
                  Communication Equipment--0.2%
           1,200  Sycamore Networks, Inc. .......................        369,600
                                                                    ------------
                  Communication Services--1.1%
          49,800  American Mobile Satellite Corp. ...............      1,048,912
          10,000  Covad Communications Group, Inc. ..............        559,375
          14,000  Powerwave Technologies, Inc. (c) ..............        817,250
                                                                    ------------
                                                                       2,425,537
                                                                    ------------
                  Computer Networking--0.6%
           2,200  Foundry Networks, Inc. ........................        663,713
           1,700  Juniper Networks, Inc. ........................        578,000
                                                                    ------------
                                                                       1,241,713
                                                                      ----------
                  Computer Software
                    & Services--19.1%
          17,300  Acxiom Corp. (c) ..............................        415,200
           3,600  Allaire Corp. .................................        526,725
           5,000  Art Technology Group, Inc. ....................        640,625
          10,000  Aware, Inc. ...................................        363,750
          40,000  bamboo.com, Inc. ..............................        662,500
           9,200  Breakaway Solutions, Inc. .....................        671,600
           4,400  Business Objects S.A. (ADR) (c) ...............        587,950
          25,000  CIBER, Inc. (c) ...............................        687,500
           8,300  Clarify, Inc. (c) .............................      1,045,800
          27,000  Commtouch Software, Ltd. ......................      1,311,188
          51,300  Concentric Network Corp. (c) ..................      1,580,681
           7,300  Cysive, Inc. ..................................        526,056
          21,700  Datastream Systems, Inc. ......................        533,006
          39,175  Dendrite International, Inc. ..................      1,327,053
          30,000  DSET Corp. ....................................      1,121,250
           7,100  E-Stamp Corp. .................................        157,975
           3,150  E.piphany, Inc. ...............................        702,844
          16,000  eGain Communications Corp. ....................        604,000
          25,000  Evolving Systems Inc. .........................        212,500
          30,000  FileNet Corp. (c) .............................        765,000


                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock-- continued

      Shares      Description                                         Value (a)
--------------------------------------------------------------------------------
                  Computer Software
                    & Services--continued
          18,800  General Magic, Inc. ...........................   $     72,850
           5,900  Genesys Telecommunications
                    Laboratory, Inc. (c) ........................        318,600
          40,000  Geoworks Corp. ................................        670,000
          40,000  INSO Corp. ....................................      1,290,000
          30,000  IntraNet Solutions, Inc. ......................      1,110,000
          53,000  JDA Software Group (c) ........................        867,875
          27,500  Macromedia, Inc. (c) ..........................      2,010,937
          20,300  Mercury Interactive Corp. (c) .................      2,191,131
          29,500  Metamor Worldwide, Inc. .......................        859,188
           1,900  Metasolv Software, Inc. .......................        155,325
          22,200  MICROS Systems, Inc. (c) ......................      1,642,800
          20,000  National Data Corp. ...........................        678,750
          11,900  Netegrity, Inc. ...............................        677,556
          22,500  Network Access Solutions Corp. ................        742,500
           8,000  Optimal Robotics Corp. ........................        298,000
           8,900  Packeteer, Inc. ...............................        631,900
           6,500  Portal Software Inc. ..........................        668,688
          12,600  Sanchez Computer Associates, Inc. .............        518,963
          22,500  SeaChange International, Inc. .................        795,938
           5,500  Silknet Software, Inc. ........................        911,625
          32,500  Stamps.com, Inc. ..............................      1,352,812
          32,500  Symantec Corp. (c) ............................      1,905,312
          90,000  The 3DO Co. ...................................        818,438
          10,000  TSI International Software, Ltd. ..............        566,250
           7,000  VeriSign, Inc. (c) ............................      1,336,563
          52,500  Verity, Inc. (c) ..............................      2,234,531
          16,500  Worldgate Communications, Inc. ................        784,781
                                                                    ------------
                                                                      40,554,516
                                                                    ------------
                  Computers &
                    Business Equipment--2.1%
          21,400  Concurrent Computer Corp. .....................        399,912
           6,200  Kronos, Inc. (c) ..............................        372,000
          12,300  Media 100, Inc. ...............................        325,181
          35,700  Pinnacle Systems, Inc. (c) ....................      1,452,544
         216,657  United Shipping
                    and Technology, Inc. ........................      1,733,256
          25,000  United Shipping and
                    Technology, Inc., Unregistered (d) ..........        160,000
                                                                    ------------
                                                                       4,442,893
                                                                    ------------
                  Computer Hardware--0.5%
           4,300  CacheFlow, Inc. ...............................        561,956
          45,000  Micron Electronics, Inc. (c) ..................        500,625
                                                                    ------------
                                                                       1,062,581
                                                                    ------------
                  Consumer Goods & Services--1.5%
          19,500  Education Management Corp. (c) ................        273,000
          23,300  Playtex Products, Inc. (c) ....................        358,237
          50,000  R.G. Barry Corp. (c) ..........................        196,875
          30,000  Student Advantage, Inc. .......................        665,625
          30,000  ValueVision International, Inc. ...............      1,719,375
                                                                    ------------
                                                                       3,213,112
                                                                    ------------
                  Diversified Conglomerates--0.3%
          50,000  U.S. Industries, Inc. (c) .....................        700,000
                                                                    ------------
                  Drugs & Health Care--6.0%
          13,700  Abgenix, Inc. .................................      1,815,250
          15,500  Alkermes, Inc. ................................        761,438
          32,500  Catalytica, Inc. (c) ..........................        440,781
          40,800  Duane Reade, Inc. (c) .........................      1,124,550
          33,000  Enzon, Inc. ...................................      1,431,375
          28,300  Gilead Sciences, Inc. (c) .....................      1,531,737
           8,000  ICOS Corp. (c) ................................        234,000
          17,600  IDEC Pharmaceuticals Corp. (c) ................      1,729,200
           9,200  Invitrogen Corp. ..............................        552,000
           7,800  Medimmune, Inc. (c) ...........................      1,293,825
          12,500  Pharmacyclics, Inc. (c) .......................        515,625
          10,000  Protein Design Labs, Inc. .....................        700,000
          18,250  Tularik, Inc. .................................        590,844
                                                                    ------------
                                                                      12,720,625
                                                                    ------------
                  Electric Utilities--0.7%
           4,200  Independent Energy
                    Holdings PLC (ADR) ..........................        139,912
          39,100  Montana Power Co. .............................      1,410,044
                                                                    ------------
                                                                       1,549,956
                                                                    ------------
                  Electronic Components--2.1%
          11,000  California Amplifier, Inc. ....................        289,438
          11,600  Optical Coating Laboratory, Inc. (c) ..........      3,433,600
           3,700  Plexus Corp. (c) ..............................        162,800
           3,300  Sanmina Corp. (c) .............................        329,587
          10,500  Vishay Intertechnology, Inc. ..................        332,062
                                                                    ------------
                                                                       4,547,487
                                                                    ------------
                  Electronics--7.5%
          26,200  Advanced Energy Industries, Inc. (c) ..........      1,290,350
          11,900  Applied Micro Circuits Corp. (c) ..............      1,514,275


                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock-- continued

      Shares      Description                                         Value (a)
--------------------------------------------------------------------------------
                  Electronics--continued
          14,600  Credence Systems Corp. ........................      1,262,900
           9,000  Cree Research, Inc. (c) .......................        768,375
          16,000  Cymer, Inc. (c) ...............................        736,000
          17,600  Emulex Corp. (c) ..............................      1,980,000
           1,800  KLA-Tencor Corp. (c) ..........................        200,475
           3,000  Lam Research Corp. (c) ........................        334,688
          28,050  LTX Corp. .....................................        627,619
          10,000  Photon Dynamics, Inc. .........................        387,500
           4,900  PMC-Sierra, Inc. (c) ..........................        785,531
          17,200  Power Integrations, Inc. (c) ..................        824,525
          31,300  PRI Automation, Inc. (c) ......................      2,101,012
          10,750  SDL, Inc. (c) .................................      2,343,500
          11,200  TranSwitch Corp. (c) ..........................        812,700
                                                                    ------------
                                                                      15,969,450
                                                                    ------------
                  Entertainment--0.6%
          18,200  CEC Entertainment, Inc. (c) ...................        516,425
          13,100  SportsLine USA, Inc. ..........................        656,638
                                                                    ------------
                                                                       1,173,063
                                                                    ------------
                  Financial Services--0.6%
          10,000  Duff & Phelps Credit Rating Co. ...............        889,375
          12,100  Profit Recovery
                    Group International, Inc. (c) ...............        321,406
                                                                    ------------
                                                                       1,210,781
                                                                    ------------
                  Food & Beverages--1.0%
          60,000  Del Monte Foods Co. ...........................        738,750
          20,000  International Multifoods Corp. ................        265,000
          40,000  M&F Worldwide Corp. ...........................        202,500
          40,000  Ralcorp Holdings, Inc. (c) ....................        797,500
          31,200  Seminis, Inc. .................................        196,950
                                                                    ------------
                                                                       2,200,700
                                                                    ------------
                  Health Care -
                    Medical Technology--1.8%
          12,550  ArthroCare Corp. ..............................        765,550
          14,500  Cerus Corp. (c) ...............................        384,250
          40,000  Closure Medical Corp. .........................        515,000
          20,000  Cytyc Corp. (c) ...............................      1,221,250
          57,500  Endocardial Solutions, Inc. ...................        503,125
          40,000  Hanger Orthopedic Group, Inc. .................        400,000
                                                                    ------------
                                                                       3,789,175
                                                                    ------------
                  Health Care - Services--1.2%
          25,000  Cyberonics, Inc. ..............................        398,438
          64,600  First Health Group Corp. (c) ..................      1,736,125
          10,000  NovaMed Eyecare, Inc. .........................         67,500
          24,700  Oxford Health Plans, Inc. (c) .................        313,381
                                                                    ------------
                                                                       2,515,444
                                                                    ------------
                  Hotels & Restaurants--0.5%
          50,000  Prime Hospitality Corp. (c) ...................        440,625
          95,600  Steakhouse Partners, Inc. .....................        579,575
                                                                    ------------
                                                                       1,020,200
                                                                    ------------
                  Household Products--0.3%
          11,400  WestPoint Stevens, Inc. .......................        199,500
           5,900  Whirlpool Corp. ...............................        383,869
                                                                    ------------
                                                                         583,369
                                                                    ------------
                  Industrial
                    Goods & Services--1.2%
          25,000  Columbus McKinnon Corp. .......................        253,125
          15,000  HB Fuller Co. .................................        839,063
          60,000  MagneTek, Inc. (c) ............................        461,250
          23,500  PerkinElmer, Inc. .............................        979,656
                                                                    ------------
                                                                       2,533,094
                                                                    ------------
                  Insurance--1.0%
          10,000  PMI Group, Inc. ...............................        488,125
          16,092  Radian Group, Inc. (c) ........................        768,393
          11,000  StanCorp Financial Group, Inc. (c) ............        277,062
          20,000  The MONY Group, Inc. ..........................        583,750
                                                                    ------------
                                                                       2,117,330
                                                                    ------------
                  Internet Content--4.8%
          15,000  24/7 Media, Inc. ..............................        843,750
           3,700  Ask Jeeves, Inc. ..............................        417,869
         180,769  billserv. com, Inc. (d) .......................      1,280,640
         150,769  billserv.com, Inc., Warrant (d) ...............        838,948
           1,500  BroadVision, Inc. .............................        255,094
           3,240  DoubleClick, Inc. .............................        819,922
          24,000  EarthWeb, Inc. ................................      1,207,500
          12,200  Euro909.com (ADR) .............................        335,500
           8,800  Inktomi Corp. (c) .............................        781,000
           5,000  Internet Capital Group, Inc. ..................        850,000
           7,000  NBC Internet, Inc. ............................        540,750
           6,000  Network Solutions, Inc. .......................      1,305,375
          10,200  S1 Corp. ......................................        796,875
                                                                    ------------
                                                                      10,273,223
                                                                    ------------
                  Investment Companies--0.1%
          10,900  Waddell & Reed Financial, Inc. ................        295,663
                                                                    ------------


                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock-- continued

      Shares      Description                                         Value (a)
--------------------------------------------------------------------------------
                  Leisure--0.4%
          50,000  Coachmen Industries, Inc. .....................   $    756,250
                                                                    ------------
                  Machinery--0.9%
          18,600  Applied Power, Inc. ...........................        683,550
          40,000  Jore Corp. ....................................        312,500
          20,000  Northwest Pipe Co. (c) ........................        280,000
          47,300  Sames Corp. ...................................        733,150
                                                                    ------------
                                                                       2,009,200
                                                                    ------------
                  Manufacturing--0.7%
          15,000  Cognex Corp. (c) ..............................        585,000
          12,500  SPX Corp. (c) .................................      1,010,156
                                                                    ------------
                                                                       1,595,156
                                                                    ------------
                  Oil & Gas/
                    Drilling Equipment--1.8%
          19,300  Atwood Oceanics, Inc. (c) .....................        745,463
          50,000  Global Marine, Inc. (c) .......................        831,250
          97,800  Marine Drilling Companies, Inc. (c) ...........      2,194,387
                                                                    ------------
                                                                       3,771,100
                                                                    ------------
                  Oil & Gas/
                    Exploration & Production--0.6%
          40,000  EOG Resources, Inc. ...........................        702,500
          11,300  Newfield Exploration Co. ......................        302,275
          41,700  Santa Fe Snyder Corp. .........................        333,600
                                                                    ------------
                                                                       1,338,375
                                                                    ------------
                  Paper & Forest Products--0.7%
          16,200  Mead Corp. ....................................        703,688
          15,400  Willamette Industries, Inc. ...................        715,137
                                                                    ------------
                                                                       1,418,825
                                                                    ------------
                  Petroleum Services--3.0%
          25,000  BJ Services Co. (c) ...........................      1,045,312
         280,000  Bonus Resource Services Corp. .................        455,837
          35,000  ENSCO International, Inc. .....................        800,625
          12,500  Ensign Resource
                    Service Group, Inc. (CAD) ...................        290,094
          29,500  Maverick Tube Corp. ...........................        728,281
          27,600  R&B Falcon Corp. (c) ..........................        365,700
          27,500  Teekay Shipping Corp. .........................        438,281
          49,100  UTI Energy Corp. ..............................      1,132,369
          29,500  Varco International, Inc. (c) .................        300,531
          20,000  Weatherford International, Inc. ...............        798,750
                                                                    ------------
                                                                       6,355,780
                                                                    ------------
                  Publishing--0.5%
          50,000  Ziff-Davis, Inc. ..............................      1,050,000
                                                                    ------------
                  Real Estate--0.5%
          60,000  Catellus Development Corp. (c) ................        768,750
          25,000  Trammell Crow Co. .............................        290,625
                                                                    ------------
                                                                       1,059,375
                                                                    ------------
                  Retail--4.5%
          17,450  American Eagle Outfitters, Inc. ...............        785,250
           8,200  Ames Department Stores, Inc. (c) ..............        236,263
          27,150  AnnTaylor Stores Corp. (c) ....................        934,978
          32,200  Charlotte Russe Holding, Inc. .................        676,200
          30,075  Cost Plus, Inc. (c) ...........................      1,071,422
          35,000  Department 56, Inc. ...........................        791,875
         151,300  Krause's Furniture, Inc. (c) ..................        434,987
          43,100  Linens'n Things, Inc. (c) .....................      1,276,837
          20,000  Michaels Stores, Inc. .........................        570,000
          33,300  Pacific Sunwear of California (c) .............      1,061,437
           7,100  Talbots, Inc. .................................        316,838
           5,700  The Men's Wearhouse, Inc. (c) .................        167,438
         100,000  Ugly Duckling Corp. (c) .......................        687,500
           8,400  Ultimate Electronics, Inc. ....................        207,900
          20,000  Value City Department Stores, Inc. ............        302,500
                                                                    ------------
                                                                       9,521,425
                                                                    ------------
                  Retail - Food & Drug--0.3%
          20,000  Great Atlantic & Pacific Tea Co. ..............        557,500
           1,000  Whole Foods Market, Inc. (c) ..................         46,375
                                                                    ------------
                                                                         603,875
                                                                    ------------
                  Retail - Specialty--0.7%
         140,000  Shop At Home, Inc. ............................      1,391,250
          19,300  SkyMall, Inc. .................................        142,337
                                                                    ------------
                                                                       1,533,587
                                                                    ------------
                  Semi-Conductors--1.2%
             600  Broadcom Corp. ................................        163,425
           8,900  General Motors Corp., Class H .................        854,400
         110,000  Oak Technology, Inc. ..........................      1,038,125
          15,000  Varian Semiconductor
                    Equipment Associates, Inc. ..................        510,000
                                                                    ------------
                                                                       2,565,950
                                                                    ------------
                  Services--0.5%
          15,100  HotJobs.com, Ltd. .............................        659,681
          30,000  ITT Educational Services, Inc. ................        463,125
                                                                    ------------
                                                                       1,122,806
                                                                    ------------


                See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock-- continued

      Shares      Description                                         Value (a)
--------------------------------------------------------------------------------
                  Telecommunication--5.5%
          17,500  Adelphia Business Solutions, Inc. .............   $    840,000
          20,000  BroadWing, Inc. ...............................        737,500
          12,100  ESAT Telecom Group PLC (ADR) (c) ..............      1,107,150
           8,600  FiberNet Telecom Group, Inc. ..................        130,075
          23,100  ITC DeltaCom, Inc. (c) ........................        638,138
          17,400  Metromedia Fiber Network (c) ..................        834,112
          20,600  Polycom, Inc. .................................      1,311,962
          91,400  Primus Telecomm Group, Inc. ...................      3,496,050
         124,200  Startec Global
                    Communications Corp. ........................      2,654,775
                                                                    ------------
                                                                      11,749,762
                                                                    ------------
                  Telecommunication Equipment--4.4%
          16,100  Advanced Radio Telecom Corp. ..................        386,400
          22,600  Carrier Access Corp. (c) ......................      1,521,262
          11,000  Comverse Technology, Inc. (c) .................      1,592,250
          35,000  Digital Microwave Corp. (c) ...................        820,313
           4,800  Ditech Communications Corp. ...................        448,800
           6,000  Finisar Corp. .................................        539,250
          25,000  MRV Communications, Inc. (c) ..................      1,571,875
          38,400  Sawtek, Inc. (c) ..............................      2,556,000
                                                                    ------------
                                                                       9,436,150
                                                                    ------------
                  Waste Management--0.2%
          22,000  Casella Waste Systems, Inc. (c) ...............        415,250
                                                                    ------------
                  Total Common Stock
                  (Identified Cost $136,443,510) ................    199,922,842
                                                                    ------------

  Preferred Stock-- 0.2%
--------------------------------------------------------------------------------
                  Coal--0.2%

          24,500  Westmoreland Coal Co., Preferred ..............        385,875
                                                                    ------------
                  Total Preferred Stock
                  (identified Cost $286,850) ....................        385,875
                                                                    ------------

 Short Term Investments-- 5.1%

       Principal
        Amount
--------------------------------------------------------------------------------
      $  121,000  Repurchase Agreement with State
                  Street Bank & Trust Co. dated
                  12/31/1999 at 2.50% to be
                  repurchased at $121,025 on
                  1/03/2000, collateralized by
                  $125,000 U.S. Treasury Bond
                  5.75% due 11/15/2000 with
                  a value of $125,469 ...........................        121,000

       6,819,000  Repurchase Agreement with State
                  Street Bank & Trust Co. dated
                  12/31/1999 at 2.50% to be
                  repurchased at $6,820,421 on
                  1/03/2000, collateralized by
                  $6,755,000 U.S. Treasury Bond
                  6.75% due 8/15/2026
                  with a value of $6,966,094 ....................      6,819,000

       3,967,000  Repurchase Agreement with State
                  Street Bank & Trust Co. dated
                  12/31/1999 at 3.25% to be
                  repurchased at $3,968,074 on
                  1/03/2000, collateralized by
                  $3,235,000 U.S. Treasury Bond
                   8.875% due 2/15/2019
                  with a value of $4,047,794 ....................      3,967,000
                                                                    ------------

                  Total Short Term Investments
                  (Identified Cost $10,907,000) .................     10,907,000
                                                                    ------------
                  Total Investments--99.3%
                  (Identified Cost $147,637,360) (b) ............    211,215,717
                  Other assets less liabilities .................      1,565,317
                                                                    ------------
                  Total Net Assets--100% ........................   $212,781,034
                                                                    ============
      (a)         See Note 1a. of Notes to
                  Financial Statements.

      (b)         Federal Tax Information: At
                  December 31, 1999 the net
                  unrealized appreciation on
                  investments based on cost of
                  $149,013,319 for federal income
                  tax purposes was as follows:
                  Aggregate gross unrealized
                  appreciation for all investments
                  in which there is an excess of
                  value over tax cost ...........................   $ 70,283,167
                                                                    ------------
                  Aggregate gross unrealized
                  depreciation for all investments
                  in which there is an excess of
                  tax cost over value ...........................    (8,080,769)
                                                                    ------------
                  Net unrealized appreciation                       $ 62,202,398
                                                                    ------------

      (c)         Non-income producing security.

      (d)         Security valued at fair value as
                  determined in good faith by or
                  under the direction of the Board
                  of Trustees.

      ADR         An American Depositary Receipt
                  is a certificate issued by a
                  U.S. bank representing the right
                  to receive securities of the
                  foreign issuer described. The
                  values of ADR's are
                  significantly influenced by
                  trading on exchanges not located
                  in the United States.

      CAD         Denominated in Canadian Dollars.

                 See accompanying notes to financial statements.

                        STATEMENT OF ASSETS & LIABILTIES
================================================================================

December 31, 1999


ASSETS
  Investments at value (Identified cost $147,637,360) ..............................                                  $211,215,717
  Cash .............................................................................                                       233,921
  Investments held as collateral for loaned securities .............................                                     6,781,818
  Receivable for:
    Fund shares sold ...............................................................                                       564,920
    Securities sold ................................................................                                     4,217,937
    Dividends and interest .........................................................                                        13,292
  Unamortized organization expense .................................................                                        17,107
                                                                                                                     -------------
                                                                                                                       223,044,712

LIABILITIES
  Payable for:
    Collateral on securities loaned, at value ......................................                $6,781,818
    Securities purchased ...........................................................                 3,043,124
    Fund shares redeemed ...........................................................                   106,219
    Foreign withholding taxes ......................................................                       159
  Accrued expenses:
    Management fees ................................................................                   173,309
    Deferred trustees' fees ........................................................                    25,739
    Accounting and administrative ..................................................                     7,878
    Other expenses .................................................................                   125,432
                                                                                                 -------------
                                                                                                                        10,263,678
                                                                                                                     -------------

NET ASSETS .........................................................................                                  $212,781,034
                                                                                                                     =============
 Net Assets consist of:
    Capital paid in ................................................................                                 $130,044,027
    Undistributed (overdistributed) net investment income (loss) ...................                                      (25,759)
    Accumulated net realized gains (losses) ........................................                                   19,184,389
    Unrealized appreciation (depreciation) on investments ..........................                                   63,578,377
                                                                                                                    -------------

NET ASSETS .........................................................................                                 $212,781,034
                                                                                                                    =============
     Computation of net asset value and offering price:

     Net asset value and redemption price of Class A shares
     ($84,725,074/3,617,642 shares of beneficial interest) .........................                                       $23.42
                                                                                                                           ======
     Offering price per share (100/94.25 of $23.42) ................................                                       $24.85*
                                                                                                                           ======
     Net asset value and offering price of Class B shares
     ($102,029,373/4,464,753 shares of beneficial interest) ........................                                       $22.85**
                                                                                                                           ======
     Net asset value and offering price of Class C shares
     ($26,026,587/1,139,065 shares of beneficial interest) .........................                                       $22.85**
                                                                                                                           ======


*    Based upon single purchases of less than $50,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                 See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS
================================================================================

Year Ended December 31, 1999

INVESTMENT INCOME
     Dividends (net of foreign taxes of $746) .................................................                        $    312,699
     Interest .................................................................................                             360,342
     Securities lending income ................................................................                              57,411
                                                                                                                       ------------
                                                                                                                            730,452

     Expenses
         Management fees ......................................................................         $  1,492,557
         Service fees - Class A ...............................................................              147,871
         Service and distribution fees - Class B ..............................................              668,816
         Service and distribution fees - Class C ..............................................              161,139
         Trustees' fees and expenses ..........................................................               30,251
         Accounting and administrative ........................................................               47,197
         Custodian and securities lending .....................................................              267,826
         Transfer agent .......................................................................              571,761
         Audit and tax services ...............................................................               44,300
         Legal ................................................................................               10,785
         Printing .............................................................................               39,208
         Registration .........................................................................               46,197
         Amortization of organization expense .................................................                8,906
         Insurance ............................................................................                2,400
         Miscellaneous ........................................................................                6,606
                                                                                                        ------------
     Total expenses ...........................................................................                           3,545,820
                                                                                                                       ------------
Net investment loss ...........................................................................                          (2,815,368)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SECURITIES SOLD
        SHORT, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS

Realized gain (loss) on:
       Investments-- net ......................................................................           39,479,016
       Securities sold short-- net ............................................................               94,613
       Written options-- net ..................................................................              522,523
                                                                                                        ------------
Total realized gain (loss) on investments, securities sold
     short and written options ................................................................           40,096,152
                                                                                                        ------------
Unrealized appreciation (depreciation) on:
       Investments-- net ......................................................................           45,231,841
       Securities sold short-- net ............................................................              112,050
       Written options-- net ..................................................................              (44,222)
       Foreign currency transactions-- net ....................................................                   20
                                                                                                        ------------
Net unrealized appreciation (depreciation) on investments, securities sold short,
     written options and foreign currency transactions ........................................           45,299,689
                                                                                                        ------------
Net gain (loss) on investment transactions ....................................................                          85,395,841
                                                                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .........................................                        $ 82,580,473
                                                                                                                       ============


                 See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================


                                                                              Year Ended December 31,
                                                                          ------------------------------
                                                                             1998              1999
                                                                          -------------    -------------
FROM OPERATIONS
     Net investment income (loss) .....................................   $  (2,417,784)   $  (2,815,368)
     Net realized gain (loss) on investments,
          securities sold short and written options ...................       1,618,726       40,096,152
     Unrealized appreciation (depreciation) on investments, securities
          sold short, written options and foreign currency transactions       2,707,927       45,299,689
                                                                          -------------    -------------
     Increase (decrease) in net assets from operations ................       1,908,869       82,580,473
                                                                          -------------    -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
     Net realized gain on investments
         Class A ......................................................         (72,914)      (7,389,591)
         Class B ......................................................         (81,808)      (8,795,407)
         Class C ......................................................         (19,163)      (2,189,940)
                                                                          -------------    -------------
                                                                               (173,885)     (18,374,938)
                                                                          -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
     DERIVED FROM CAPITAL SHARE TRANSACTIONS ..........................      12,594,454       15,593,441
                                                                          -------------    -------------
Total increase (decrease) in net assets ...............................      14,329,438       79,798,976

NET ASSETS
     Beginning of the year ............................................     118,652,620      132,982,058
                                                                          -------------    -------------
     End of the year ..................................................   $ 132,982,058    $ 212,781,034
                                                                          =============    =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
     End of the year ..................................................   $      (3,552)   $     (25,759)
                                                                          =============    =============

                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                Class  A                                   Class  B
                                                  ---------------------------------------   ---------------------------------------
                                                         Year Ended December 31,                   Year Ended December 31,
                                                  ---------------------------------------   ---------------------------------------
                                                     1997           1998          1999          1997          1998            1999
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of year (c) ........   $     12.50   $     15.37   $     15.66   $     12.50   $     15.26   $     15.43
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Income (loss) from investment operations
Net investment income (loss) (a) ..............         (0.20)        (0.23)        (0.27)        (0.30)        (0.33)        (0.39)
Net realized and unrealized gain on
  investments .................................          3.55          0.54         10.22          3.54          0.52         10.00
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Total from investment operations ..............          3.35          0.31          9.95          3.24          0.19          9.61
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Less distributions
Distributions from net realized
  capital gains ...............................         (0.48)        (0.02)        (2.19)        (0.48)        (0.02)        (2.19)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Total distributions ...........................         (0.48)        (0.02)        (2.19)        (0.48)        (0.02)        (2.19)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of year ..................   $     15.37   $     15.66   $     23.42   $     15.26   $     15.43   $     22.85
                                                  ===========   ===========   ===========   ===========   ===========   ===========
Total return (%) (b) ..........................          27.0           2.1          65.4          26.1           1.3          64.1
Ratio of operating expenses to average
  net assets (%) ..............................          2.20          2.07          2.06          2.95          2.82          2.81
Ratio of net investment income (loss)
  to average net assets (%) ...................         (1.44)        (1.52)        (1.54)        (2.19)        (2.27)        (2.29)
Portfolio turnover rate (%) ...................           140           182           263           140           182           263
Net assets, end of year (000) .................   $    52,066   $    56,161   $    84,725   $    52,616   $    61,409   $   102,029


(a) Per share net investment loss has been calculated using the average shares outstanding during the year.

(b) A sales charge in the case of Class A shares and a contingent deferred sales charge in the case of Class B shares is not reflected in total return calculations.

(c)  Fund commenced operations on December 31, 1996.

                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                          Class C
                                                         --------------------------------------
                                                                 Year Ended December 31,
                                                         --------------------------------------
                                                            1997          1998          1999
                                                         ----------    ----------    ----------
Net asset value, beginning of period(c) ..............   $    12.50    $    15.26    $    15.43
                                                         ----------    ----------    ----------
Income (loss) from investment operations
Net investment income (loss) (a) .....................        (0.30)        (0.33)        (0.39)
Net realized and unrealized gain (loss) on investments         3.54          0.52         10.00
                                                         ----------    ----------    ----------
Total from investment operations .....................         3.24          0.19          9.61
                                                         ----------    ----------    ----------
Less distributions

Distributions from net realized capital gains ........        (0.48)        (0.02)        (2.19)
                                                         ----------    ----------    ----------
Total distributions ..................................        (0.48)        (0.02)        (2.19)
                                                         ----------    ----------    ----------
Net asset value, end of year .........................   $    15.26    $    15.43    $    22.85
                                                         ==========    ==========    ==========
Total return (%) (b) .................................         26.1           1.3          64.1
Ratio of operating expenses to average net assets (%)          2.95          2.82          2.81
Ratio of net investment income (loss)
     to average net assets (%) .......................        (2.19)        (2.27)        (2.29)
Portfolio turnover rate (%) ..........................          140           182           263
Net assets, end of year (000) ........................   $   13,970    $   15,412    $   26,027


(a) Per share net investment loss has been calculated using the average shares outstanding during the year.

(b) A contingent deferred sales charge is not reflected in total return calculations.

(c)  Fund commenced operations on December 31, 1996.


                 See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December 31, 1999

1. Significant Accounting Policies. The Fund is a series of Nvest Funds (formerly known as New England Funds) Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Fund seeks capital appreciation. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, and Class C shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and the relevant subadvisers under the supervision of the Fund's trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or when the Fund first learns of the dividend, and interest income is recorded on the accrual basis. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

================================================================================
For the Year Ended December 31, 1999


Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains or losses arise from: sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities resulting from changes in the exchange rate.

d. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

e. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for organization costs, wash sales, and net investment loss. Permanent book and tax basis differences will result in reclassification to capital accounts.

f. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. Each subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

g. Short Sales. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of the broker effecting the sale until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund arranges through the broker to borrow the securities and, in doing so, the Fund becomes obligated to replace the securities borrowed at their market value at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the borrowed securities until the securities are replaced. At December 31, 1999, there were no short sales.

h. Short Sales Against the Box. In a short sale against the box, the Fund sells a borrowed security, while at the same time owning an identical security in the portfolio. While the short sale is outstanding, the Fund will not dispose of the security hedged by the short sale.

================================================================================
For the Year Ended December 31, 1999


When the Fund sells short against the box, it will establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale, and the Fund pledges securities or cash as additional collateral. The Fund earns interest from the broker on the proceeds of the short sale and accrues such interest on a daily basis. At December 31, 1999, there were no short sales against the box.

i. Options. The Fund may use options to enhance investment return, or to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

j. Organization Expense. Costs incurred in connection with the Fund's organization and initial registration, amounting to approximately $41,674 in the aggregate, were paid by the Fund and are being amortized over 60 months.

2. Purchases and Sales of Securities. For the year ended December 31, 1999, purchases and sales of securities (excluding short-term investments) were $358,651,236 and $368,077,297 respectively.

Transactions in written options for the year ended December 31, 1999 are summarized as follows:

                                                         Written Options
                                                -------------------------------
                                                 Number of           Premiums
                                                 Contracts           Received
                                                -----------         -----------
Open at December 31, 1998 ..............                (50)        $   (62,972)
Contracts opened .......................             (1,835)         (1,445,682)
Contracts closed .......................              1,885           1,508,654
                                                -----------         -----------
Open at December 31, 1999 ..............                  0         $         0
                                                ===========         ===========

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 1.05% of the Fund's average daily net assets reduced by the amount of any subadviser fees paid by the Fund to its subadvisers as follows: Harris Associates, L.P., at the annual rate of 0.70% of the average daily net assets of its segment of the Fund, Loomis, Sayles & Company, L.P. and RS Investment Management, L.P. at the annual rate of 0.55% of the first

================================================================================
For the Year Ended December 31, 1999


$50 million of the average daily net assets of the segment of the Fund which that sub-adviser manages, and 0.50% of such assets in excess of $50 million, and Montgomery Asset Management, L.P. at the annual rate of 0.65% of the first $50 million of the average daily net assets of the segment of the Fund which that subadviser manages, and 0.50% of such assets in excess of $50 million.

Certain officers and directors of Nvest Management are also officers or trustees of the Fund. Nvest Management, Harris Associates, L.P. and Loomis, Sayles & Company, L.P. are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly known as Nvest Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by Nvest Management and the subadvisers under the management and subadvisory agreements in effect during the period ended December 31, 1999, are as follows:

             Fees Earned
             -----------
           Nvest Management                               $  649,355
           Harris Associates, L.P.                           176,418
           Loomis, Sayles & Company, L.P.                    220,509
           Montgomery Asset Management, L.P.                 170,613
           RS Investment Management, L.P.                    275,662
                                                          ----------
                                                          $1,492,557
                                                          ==========

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999, these expenses amounted to $47,197 and are shown separately in the financial statements as accounting and administrative.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $424,301 as compensation for its services in that capacity.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest), a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $147,871 in fees under the Class A Plan.

================================================================================
For the Year Ended December 31, 1999


Under the Class B and Class C Plans, the Fund pays Nvest Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999 the Fund paid Nvest Funds $167,204 and $40,285 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1999, the Fund paid Nvest Funds $501,612 and $120,854 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999 amounted to $519,834.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the funds until distributed in accordance with the Plan.

================================================================================
For the Year Ended December 31, 1999


4. Capital Shares. At December 31, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C. Transactions in capital shares were as follows:


                                                                         Year Ended December 31,
                                                         -----------------------------------------------------------
                                                                  1998                             1999
                                                         ---------------------------    ----------------------------
      Class A                                             Shares           Amount          Shares          Amount
      -------                                           ------------    ------------    ------------    ------------
Shares sold .........................................     10,007,052    $145,480,024      12,987,079    $223,593,397
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain ............          5,652          69,350         338,833       7,092,084
                                                        ------------    ------------    ------------    ------------
                                                          10,012,704     145,549,374      13,325,912     230,685,481
Shares repurchased ..................................     (9,814,676)   (142,857,804)    (13,293,729)   (229,357,906)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................        198,028    $  2,691,570          32,183    $  1,327,575
                                                        ------------    ------------    ------------    ------------

                                                                         Year Ended December 31,
                                                         -----------------------------------------------------------
                                                                  1998                             1999
                                                         ---------------------------    ----------------------------
      Class B                                             Shares           Amount          Shares          Amount
      -------                                           ------------    ------------    ------------    ------------
Shares sold .........................................      1,448,884    $ 21,668,586         997,712    $ 17,773,867
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain ............          6,043          73,183         395,509       8,078,038
                                                        ------------    ------------    ------------    ------------
                                                           1,454,927      21,741,769       1,393,221      25,851,905
Shares repurchased ..................................       (923,148)    (13,235,193)       (908,070)    (14,947,215)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................        531,779    $  8,506,576         485,151    $ 10,904,690
                                                        ------------    ------------    ------------    ------------
                                                                         Year Ended December 31,
                                                         -----------------------------------------------------------
                                                                  1998                             1999
                                                         ---------------------------    ----------------------------
      Class C                                             Shares           Amount          Shares          Amount
      -------                                           ------------    ------------    ------------    ------------
Shares sold .........................................        415,402    $  6,261,996         432,575    $  7,736,382
Shares issued in connection with the reinvestment of:
    Distributions from net realized gain ............          1,496          18,135          94,832       1,937,150
                                                        ------------    ------------    ------------    ------------
                                                             416,898       6,280,131         527,407       9,673,532
Shares repurchased ..................................       (333,755)     (4,883,823)       (386,906)     (6,312,356)
                                                        ------------    ------------    ------------    ------------
Net increase (decrease) .............................         83,143       1,396,308         140,501       3,361,176
                                                        ------------    ------------    ------------    ------------
Increase derived from capital shares transactions ...        812,950    $ 12,594,454         657,835    $ 15,593,441
                                                        ============    ============    ============    ============


5. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 4, 1999. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended December 31, 1999.

================================================================================


6. Security Lending. The Fund has entered into an agreement with a third party to lend its securities. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At December 31, 1999 the Fund loaned securities having a market value of $6,764,906 collateralized by United States Treasury Bonds with a market value of $6,781,818.

                        REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================


To the Trustees of Nvest Funds Trust I and the Shareholders of the Nvest Star Small Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Star Small Cap Fund (formerly the New England Star Small Cap Fund) (the "Fund"), a series of Nvest Funds Trust I, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

================================================================================

                            NVEST STAR WORLDWIDE FUND
                   (formerly New England Star Worldwide Fund)

Supplement Dated February 28, 2000 to Nvest Star Funds Class A, B, and C Prospectus and Nvest Stock and Star Funds Class Y Prospectus each dated May 3, 1999 (as revised February 1, 2000)

On February 25, 2000, the Board of Trustees of Nvest Funds Trust I (the "Trust") approved a new interim Subadvisory Agreement (the "Interim Agreement") relating to Nvest Star Worldwide Fund (the "Fund") between Nvest Funds Management, L.P. ("Nvest Management"), the Fund's adviser, and Loomis, Sayles & Company, L.P. ("Loomis Sayles"). The Interim Agreement is effective as of February 28, 2000, and will continue to be in effect for a period of 150 days or until shareholders of the Fund approve a new Subadvisory Agreement between Nvest Management and Loomis Sayles, whichever occurs first. Under the Interim Agreement, Loomis Sayles succeeds Janus Capital Corporation, ("Janus") as the subadviser of the segment of the Fund previously managed by Janus (the "Segment") and is responsible for day-to-day management of the Segment's investment operations under the oversight of Nvest Management. A special shareholder meeting will be held in April to vote on the approval of a second, final Subadvisory Agreement for the Fund between Nvest Management and Loomis Sayles, which was also approved by the Board of Trustees of the Trust on February 25, 2000 (the "Final Subadvisory Agreement"). The Final Subadvisory Agreement would replace the Interim Agreement. A notice of the special shareholder meeting and a proxy statement will be sent to shareholders in early March. In the event that the Fund's shareholders do not approve the Final Subadvisory Agreement between Nvest Management and Loomis Sayles at the special shareholder meeting, shareholders will be notified and the Board of Trustees will consider alternative arrangements for the management of the Segment's investment portfolio.

The annual subadvisory fee rates payable to Loomis Sayles under the Interim Agreement and the Final Subadvisory Agreement are identical to those previously paid to Janus to manage the Segment, which are 0.65% of the first $50 million of the Segment's average daily net assets, 0.60% of such assets between $50 million and $100 million and 0.55% of such assets in excess of $100 million.

In conjunction with Loomis Sayles becoming a subadviser to the Fund, the Fund's Board of Trustees approved amendments to the Segment's investment strategies, which will be effective at the close of business on February 25, 2000. Accordingly, the subsection entitled "Janus" within the section entitled "Star Worldwide Fund - More on Investment Strategies" page of the

================================================================================


Prospectuses are revised as of such date by replacing such subsection with the text set forth below.

Loomis Sayles

The segment of the Star Worldwide Fund managed by Loomis Sayles will invest at least 65% of its assets in equity securities of companies headquartered outside of the United States. The segment will hold securities from at least 3 different countries including those within emerging markets. The segment will focus on securities with large market capitalization but may invest in securities with any size capitalization. The securities selected by Loomis Sayles for the segment typically have the following characteristics:

     o    strong, competitive position in a particular industry
     o    strong pricing power
     o    strong distribution channels
     o    improving business or financial fundamentals

In making investment decisions, Loomis Sayles employs the following methods:

     o Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio.
     o It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above.
     o In addition to its bottom-up approach to security selection, an overlay of country and industry macro-economic data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk.
     o The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas.
     o Loomis Sayles will sell a position when the fundamental outlook is deteriorating or when other more favorable opportunities arise.


In the section entitled "Meet the Funds' Investment Adviser and Subadvisers," the first sentence of the text entitled "Janus" under the heading "Subadvisers" is revised to read as follows:

Janus Capital, located at 100 Fillmore Street, Denver, Colorado 80206, serves as subadviser to a segment of the Star Advisers Fund. In this same section, the first sentence of the text entitled "Loomis Sayles" is revised to read as follows:

Loomis Sayles, located at One Financial Center, Boston, Massachusetts, 02111, serves as subadviser to a segment of the Star Advisers Fund, Star Small Cap Fund and Star Worldwide Fund.

================================================================================


In the section entitled "Meet the Funds' Portfolio Managers," the biographical information on Helen Young Hayes and Laurence Chang under the heading "Star Advisers Fund" is replaced with the following:

Alexander Muromcew

Alexander Muromcew has served as co-portfolio manager for the Loomis Sayles segment of Nvest Star Worldwide Fund since February 28, 2000. He is also a co-portfolio manager for Nvest International Equity Fund, Loomis Sayles International Equity Fund, Loomis Sayles Emerging Markets Fund and the International Equities sector of Loomis Sayles Worldwide Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. Prior to 1996, Mr. Muromcew held positions with Jardine Fleming Securities in Japan, Emerging Markets Investors Corporation and Teton Partners L.P. He received a M.B.A. from Stanford University and his B.A. from Dartmouth College.

John Tribolet

John Tribolet has served as co-portfolio manager for the Loomis Sayles segment of Nvest Star Worldwide Fund since February 28, 2000. He is also a co-portfolio manager for Nvest International Equity Fund, Loomis Sayles International Equity Fund, Loomis Sayles Emerging Markets Fund and the International Equities sector of Loomis Sayles Worldwide Fund. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management since 1997. From 1995 to 1997 he was a full time M.B.A. student at the University of Chicago. Prior to 1995, he spent three years in the investment banking industry, most recently at Paine Webber Inc. He received his B.S. from Columbia University.

Eswar Menon

Eswar Menon has served as co-portfolio manager for the Loomis Sayles segment of Nvest Star Worldwide Fund since February 28, 2000. He is also a co-portfolio manager for Nvest International Equity Fund, Loomis Sayles International Equity Fund, Loomis Sayles Emerging Markets Fund and the International Equities sector of Loomis Sayles Worldwide Fund. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management since 1995. Prior to his position at Nicholas Applegate Capital Management, he spent five years with Koeneman Capital Management and Integrated Device Technology. Mr. Menon received a M.B.A. from the University of Chicago and a M.S. from the University of California. He received his B.S. from Indian Institute of Technology, Madras, India.

================================================================================

                            NVEST STAR ADVISERS FUND

Supplement dated February 1, 2000 to Nvest Star Funds Class A, B and C Prospectus and Nvest Stock and Star Funds Class Y Prospectus each dated May 3, 1999 (as updated or revised through February 1, 2000)

Effective immediately, the segment of the Fund subadvised by Loomis Sayles will be managed by Joseph R. Gatz and Dawn Alston Paige, as lead portfolio manager and co-portfolio manager, respectively. They replace Mary C. Champagne and Jeffrey C. Petherick.

Accordingly, in the section entitled "Meet the Funds' Portfolio Managers" the biographical information on Ms. Champagne and Mr. Petherick under the heading "Star Advisers Fund" is replaced with the following:

Joseph R. Gatz

Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles segment of Star Advisers Fund since January 2000. Mr. Gatz, Vice President of Loomis Sayles, joined the firm in 1999. He is also co-portfolio manager of Loomis Sayles Mid-Cap Value Fund and lead portfolio manager of Loomis Sayles Small Cap Value Fund. Prior to joining Loomis Sayles in 1999, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors since 1993. He received a M.B.A. from Indiana University and a B.A. from Michigan State University and has 15 years of investment experience.

Dawn Alston Paige

Dawn Alston Paige has served as co-portfolio manager of the Loomis Sayles segment of Star Advisers Fund since January 2000. Ms. Alston Paige, Vice President of Loomis Sayles, joined the firm in 1992. She is also co-portfolio manager of Loomis Sayles Mid-Cap Value Fund and co-portfolio manager of Loomis Sayles Small Cap Value Fund. She received a M.B.A. from University of Michigan and a B.S. from Virginia Commonwealth University and has eight years of investment experience.

                             REGULAR INVESTING PAYS
================================================================================

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.


                                                  The Power of Monthly Investing

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                         The Power of Monthly Investing

                      $100             $200             $500
                      ----             ----             ----
25 Years            $91,236          $182,472         $456,181




Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                                  NVEST FUNDS
================================================================================

    LARGE-CAP EQUITY FUNDS                    GLOBAL/INTERNATIONAL EQUITY
    Capital Growth Fund                           Star Worldwide Fund
    Kobrick Growth Fund                        International Equity Fund
        Growth Fund
   Growth and Income Fund                        CORPORATE INCOME FUNDS
       Balanced Fund                        Short Term Corporate Income Fund
         Value Fund                                 Bond Income Fund
                                                    High Income Fund
    ALL-CAP EQUITY FUNDS                          Strategic Income Fund
     Star Advisers Fund
    Kobrick Capital Fund                        GOVERNMENT INCOME FUNDS
       Bullseye Fund                       Limited Term U.S. Government Fund
     Equity Income Fund                        Government Securities Fund

   SMALL-CAP EQUITY FUNDS                         MONEY MARKET FUNDS*
    Star Small Cap Fund                          Cash Management Trust
Kobrick Emerging Growth Fund                   Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                               or guaranteed by the FDIC
                                            or any other government agency

                             TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.


                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478


     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------

  399 Boylston Street

Boston, Massachusetts

      02116
---------------------



SC56-1299

[LOGO] Printed on Recycled Paper

                                 ANNUAL REPORT
================================================================================


[LOGO] Nvest Funds (SM)
       Where The Best Minds Meet (R)

--------------------------------------------------------------------------------


                                                                Nvest Value Fund

                                                                     Where
                                                                    The Best
                                                                  Minds Meet (R)

-----------------
December 31, 1999
-----------------

================================================================================


                                                                  February  2000
--------------------------------------------------------------------------------

[PHOTO]
John T. Hailer
President and Chief
Executive Officer
Nvest Funds

"We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers."


After serving as Executive Vice President for Sales and Marketing since 1998, I became President of Nvest Funds late last year. Bruce Speca, my predecessor, has moved on to head up a new Internet venture affiliated with the parent company of our funds. It's especially exciting for me to be assuming my new responsibilities as we begin a new century and introduce a new identity for our fund family.

We expect 2000 to be a year of innovation, as we work on new investment options for you, our shareholders, and your financial advisers. At the same time, our commitment to bringing you funds led by some of the Best Minds in the industry remains our core business principle.

A new name, the same Best Minds

On February 1, New England Funds became Nvest Funds. We chose this new name primarily to emphasize our affiliation with Nvest Companies, L.P., our corporate parent and a major financial organization with over $133 billion in assets under management (as of 12/31/99) through 18 affiliated companies.

The companies that comprise Nvest represent a breadth of investment resources and experience that is difficult to match. As an Nvest affiliate, we call on an impressive roster of Best Minds to manage our funds. The recent addition of the Kobrick Funds to our fund family extends that tradition.

1999 in review

Last year, the market focused on technology companies and large-capitalization growth stocks. Value-oriented equity investors are still waiting for a shift in investor sentiment, and bond investors felt the negative price impact of rising interest rates. The following pages discuss how your fund's managers addressed those challenges. Short-term results notwithstanding, I believe most investors would do well to own an array of investment types in a well thought-out asset allocation plan.

I look forward to working with you and your financial adviser as you invest toward your personal goals. For our part, we are committed to supporting you with quality investment products and outstanding customer service.

                                                              /s/ John T. Hailer


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE            NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                NVEST VALUE FUND
================================================================================


                                    Investment Results Through December 31, 1999
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and has no expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      December 1989 through December 1999



                 Net Asset            Maximum Sales         Russell 1000
                 Value (1)            Charge (2)             Value (4)
                 ---------            -------------         ------------
12/99            $ 29,756              $   28,033             $ 42,616
12/98              31,969                  30,130               39,699
12/97              29,858                  28,141               34,332
12/96              24,686                  23,266               25,398
12/95              19,544                  18,420               20,879
12/94              14,770                  13,921               15,092
12/93              14,978                  14,117               15,398
12/92              12,803                  12,067               13,036
12/91              10,978                  10,347               11,454
12/90               8,637                   8,140                9,192
12/89              10,000                   9,425               10,000
                   10,000                   9,425               10,000

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All index and Fund performance assumes reinvestment of distributions.

                                NVEST VALUE FUND
================================================================================


                                        Average Annual Total Returns -- 12/31/99
--------------------------------------------------------------------------------


Class A (Inception 6/5/70)                      1 Year               5 Years             10 Years
Net Asset Value(1)                              -6.92%                 15.04%              11.52%
With Maximum Sales Charge(2)                   -12.27                  13.69               10.86
-----------------------------------------------------------------------------------------------------
Class B (Inception 9/13/93)                     1 Year               5 Years          Since Inception

Net Asset Value(1)                              -7.61%                 14.17%              11.82%
With CDSC(3)                                   -11.41                  13.93               11.82
-----------------------------------------------------------------------------------------------------
Class C (Inception 12/30/94)                    1 Year               5 Years          Since Inception

Net Asset Value(1)                              -7.60%                 14.19%              14.18%
With CDSC(3)                                    -8.36                  14.19               14.18
-----------------------------------------------------------------------------------------------------
Class Y (Inception 3/31/94)                     1 Year               5 Years          Since Inception

Net Asset Value(1)                              -6.72%                 15.32%              13.66%
-----------------------------------------------------------------------------------------------------

                                                                           Since    Since     Since
   Comparative Performance                                                 Fund's   Fund's    Fund's
                                                                          Class B   Class C   Class Y
                                            1 Year  5 Years   10 Years    Incept.  Incept.   Incept.
Russell 1000 Value(4)                        7.35%    23.07%    15.60%    17.64%   23.07%    20.11%
Morningstar Large Value Average(5)           6.59     19.31     13.95     15.60    19.42     17.26
Lipper Multi-Cap Value Average(6)            7.73     18.47     13.26     14.91    18.48     16.41
-----------------------------------------------------------------------------------------------------


Notes to Charts

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. The Fund's current subadviser began managing the Fund on July 1, 1996. Results for earlier periods reflect performances under previous subadvisers. Class Y shares are available to certain institutional investors only.

(1) Net Asset Value (NAV) performance represents the percent change in net asset value per share with all distributions reinvested. Returns would have been lower had sales charges been reflected.

(2) With Maximum Sales Charge performance represents the percent change in net asset value per share with all distributions reinvested and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance for Class B shares represents the percent change in net asset value per share with all distributions reinvested and assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1.00% sales charge on redemptions within the first year of purchase.

(4) Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. It is not possible to invest directly in an index. Class B since inception return is calculated from 9/30/93.

(5) Morningstar Large Value Average is an average (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar, Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

(6) Lipper Multi-Cap Value Average is the average performance at net asset value of all mutual funds with a similar current investment style or objective as determined by Lipper Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93.

                                NVEST VALUE FUND
================================================================================


                                          Interview with Your Portfolio Managers
--------------------------------------------------------------------------------

[PHOTO]

[PHOTO]
Jeff Wardlow
Lauriann Kloppenburg
Loomis, Sayles &
Company

Q.   Please tell us about Value Fund's performance results for 1999.

     For the year ended December 31, 1999, the Fund's Class A shares returned -6.92% at net asset value. This return includes reinvested distributions of $1.55. The Fund lagged the 7.35% return of the Russell 1000 Value Index, the Fund's benchmark index for the performance of value stocks.

Q.   What was the market environment during the period?

     The markets began last year much as they had ended 1998 -- with gains coming from large-capitalization growth stocks and a range of technology-based issues. Technology stocks were particularly robust, buoyed by strong growth prospects in the telecom and Internet sectors. Growth and sustainability of that growth were prized and valuation levels crept higher and higher.

By spring, the bubbling domestic economy threatened to trigger inflation and the market began worrying about possible interest rate hikes. High price-to-earnings ratios -- a measure of how expensive a company's stocks is in terms of its earnings -- become vulnerable as interest rates rise. Investors suddenly wondered if valuations for large-cap growth stocks had become excessive and turned their attention to issues in other sectors of the market.

The ensuing rally in value stocks -- one of the sharpest on record -- lasted only through April and May. Rate worries were soon validated. The Federal Reserve Board raised short-term rates in June; two more increases would follow. But despite higher rates, Wall Street's mood reversed again over the summer. This time the concentration on large-capitalization stocks was even narrower, with the technology sector the unquestioned darling of investors.

                                NVEST VALUE FUND
================================================================================


--------------------------------------------------------------------------------

Q.   Given that environment, what strategies did you pursue?

     Our view early in the year was that brighter conditions overseas, coupled with continued domestic strength would provide a better outlook for the companies in the traditional value sectors of the market, such as chemicals, papers, metals, capital goods and energy. Valuation levels for the market had reached such extreme levels that we expected last year's winners to take a rest. Therefore, we focused our efforts on identifying undervalued stocks with improving fundamentals, paying particular attention to valuation. This approach turned out badly, despite the fact that our economic expectations were achieved. Valuation turned out to be less important than current earnings and price momentum -- the notion that a rising stock will go on rising until something happens to change its course.

Q. What factors or investments affected performance the most, either positively or negatively?

     We looked for "low expectation" stocks -- those toward which the market was indifferent or even negative -- with improving fundamentals that were not yet generally recognized. The quest was challenging and frustrating. Stocks with low expectations turned out to deserve them, and those with improving fundamentals were neither undiscovered nor inexpensive by traditional measures. In short, there was a dearth of our traditional bread-and-butter stocks.

                   Your Fund's 10 Largest Holdings -- 12/31/99

                                                              % of
              Company                                      Net Assets
-----------------------------------------------------------------------
         1. Exxon Mobil Corp.                                 4.4
-----------------------------------------------------------------------
         2. Citigroup, Inc.                                   3.8
-----------------------------------------------------------------------
         3. BellSouth Corp.                                   3.4
-----------------------------------------------------------------------
         4. SBC Communications, Inc.                          2.9
-----------------------------------------------------------------------
         5. Bell Atlantic Corp.                               2.7
-----------------------------------------------------------------------
         6. Chase Manhattan                                   2.4
-----------------------------------------------------------------------
         7. AT&T Corp.                                        2.4
-----------------------------------------------------------------------
         8. Bank America Corp.                                2.0
-----------------------------------------------------------------------
         9. General Motors Corp.                              2.0
-----------------------------------------------------------------------
        10. Morgan Stanley Dean Witter & Co.                  2.0
-----------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

                                NVEST VALUE FUND
================================================================================


--------------------------------------------------------------------------------

Our focus on valuation hurt performance across all sectors. Technology was the biggest disappointment, despite its relatively small size in the portfolio. Here we did well with IBM, but this gain was more than offset by losses in what seemed undervalued stocks like Xerox, Raytheon and Compaq. The terrain for consumer cyclical stocks was filled with land mines and we were hurt by our positions in some mid-sized stocks like retailer TJX, appliance maker Black and Decker, and Hasbro, a toy manufacturer.

More positively, the Fund benefited from its overweight position in energy stocks, as OPEC effectively controlled oil supply while the stronger global economy was generating increased demand. Higher oil prices boosted the earnings prospects for Royal Dutch/Petroleum, Exxon Mobil and Conoco. The strengthening global backdrop was also a positive for our positions in Dow Chemical and Alcoa.

Financials are the mainstay of the Fund and here we had good success in regional and money center banks (Wells Fargo, Citigroup), only to be disappointed with our insurance selections, especially Ace Limited and Hartford Financial Services. Despite a choppy 1999, we see strong potential in this sector, as the restrictive 1930s-era Glass Steagall regulations come down. We anticipate a rapid consolidation phase within the industry, creating larger, more efficient financial services companies and attractive possibilities for the Fund's portfolio.

Q.   What is your outlook for this year?

We believe the U.S. economy will remain strong, at least in the first half of the year, and that recovery will continue in Europe and Asia. Meanwhile, the Federal Reserve Board will not relax its vigilance; any suggestion of renewed inflation will be met with further interest rate increases.

For the Fund, we are taking the view that the focus on earnings growth will continue to overshadow traditional value measures. For that reason, we are fine-tuning our approach in order to give equal weight to value and to earnings momentum as we analyze candidates for the portfolio.

The portfolio managers' commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

The Fund invests in foreign securities. Investing in foreign securities involves special risks. These risks may increase share price volatility. See the Fund's prospectus for details.

                             PORTFOLIO COMPOSITION
================================================================================

Investments as of December 31, 1999

Common Stock -- 99.0% of Total Net Assets

    Shares    Description                                             Value (a)
--------------------------------------------------------------------------------
              Aerospace--1.1%
     50,000   Boeing Co. .......................................      $2,078,125
     15,000   United Technologies Corp. ........................         975,000
                                                                     -----------
                                                                       3,053,125
                                                                     -----------
              Aerospace & Defense--0.4%
     20,000   Northrop Grumman Corp. ...........................       1,081,250
                                                                     -----------
              Auto & Related--2.5%
     50,000   Dana Corp. .......................................       1,496,875
     78,000   General Motors Corp. .............................       5,669,625
                                                                     -----------
                                                                       7,166,500
                                                                     -----------
              Banks--13.1%
    115,000   Bank America Corp. ...............................       5,771,562
     45,000   Bank of New York Company, Inc. ...................       1,800,000
     90,000   Chase Manhattan Corp. ............................       6,991,875
    110,000   CIT Group, Inc. ..................................       2,323,750
     70,000   Comerica, Inc. ...................................       3,268,125
    160,000   FleetBoston Financial Corp. ......................       5,570,000
    100,000   PNC Bank Corp. ...................................       4,450,000
     90,000   U.S. Bancorp .....................................       2,143,125
    140,000   Wells Fargo & Co. ................................       5,661,250
                                                                     -----------
                                                                      37,979,687
                                                                     -----------
              Broadcasting--2.1%
     45,000   AT&T Corp. - Liberty Media Group (c) .............       2,553,750
     45,000   MediaOne Group, Inc. (c) .........................       3,456,562
                                                                     -----------
                                                                       6,010,312
                                                                     -----------
              Building & Related--1.0%
     55,000   Black & Decker Corp. .............................       2,873,750
                                                                     -----------
              Business Services--1.5%
     52,000   Dun & Bradstreet Corp. ...........................       1,534,000
     55,000   First Data Corp. .................................       2,712,187
                                                                     -----------
                                                                       4,246,187
                                                                     -----------
              Chemicals-Major--3.7%
     30,000   Dow Chemical Co. .................................       4,008,750
     26,261   E.l. du Pont de Nemours & Co. ....................       1,729,943
     38,000   Praxair, Inc. ....................................       1,911,875
     75,000   Rohm & Haas Co. ..................................       3,051,563
                                                                     -----------
                                                                      10,702,131
              Computer Hardware--3.2%
     20,000   Apple Computer, Inc. (c) .........................       2,056,250
    105,000   Compaq Computer Corp. ............................       2,841,562
     16,000   Hewlett-Packard Co. ..............................       1,823,000
     24,000   International Business Machines Corp. ............       2,592,000
                                                                     -----------
                                                                       9,312,812
                                                                     -----------


                 See accompanying notes to financial statements.
6

================================================================================

Investments as of December 31, 1999

Common Stock -- continued

    Shares    Description                                             Value (a)
--------------------------------------------------------------------------------
              Construction Equipment--1.3%
     30,000   Caterpillar, Inc. ................................     $1,411,875
     45,000   Ingersoll-Rand Co. ...............................      2,477,813
                                                                     ----------
                                                                      3,889,688
                                                                     ----------
              Containers-Metal/Glass--0.7%
     80,000   Owens Illinois, Inc. (c) .........................      2,005,000
                                                                     ----------
              Domestic Oil--6.9%
     25,000   Chevron Corp. ....................................      2,165,625
    160,000   Exxon Mobil Corp. ................................     12,890,000
     30,000   Texaco, Inc. .....................................      1,629,375
    140,000   USX-Marathon Group                                      3,456,250
                                                                     ----------
                                                                     10,141,250
                                                                     ----------
              Drugs & Health Care--1.7%
     40,000   Bristol-Myers Squibb Co. .........................      2,567,500
     50,000   Pharmacia & Upjohn, Inc. .........................      2,250,000
                                                                     ----------
                                                                      4,817,500
                                                                     ----------
              Electric Utilities--4.1%
     28,000   Duke Power Co. ...................................      1,403,500
     57,000   Edison International .............................      1,492,688
     38,000   NSTAR ............................................      1,539,000
    150,000   PECO Energy Co. ..................................      5,212,500
     65,000   Texas Utilities Co. ..............................      2,311,562
                                                                     ----------
                                                                      1,959,250
                                                                     ----------
              Electronics--3.6%
     52,000   Emerson Electric Co. .............................      2,983,500
     40,000   Intel Corp. ......................................      3,292,500
     28,000   Motorola, Inc. ...................................      4,123,000
                                                                     ----------
                                                                     10,399,000
                                                                     ----------
              Financial-Consumer/Diversified--8.4%
    200,000   Citigroup, Inc. ..................................     11,112,500
     90,000   Federal National Mortgage Association ............      5,619,375
    100,000   ReliaStar Financial Corp. ........................      3,918,750
    108,000   The FINOVA Group, Inc. ...........................      3,834,000
                                                                     ----------
                                                                     24,484,625
                                                                     ----------
              Foods--1.3%
    175,000   Sara Lee Corp. ...................................      3,860,938
                                                                     ----------
              Forest Products--1.4%
     57,000   International Paper Co. ..........................      3,216,938
     20,000   Willamette Industries, Inc. ......................        928,750
                                                                     ----------
                                                                      4,145,688
                                                                     ----------
              Health Care - Services--1.6%
    200,000   Tenet Healthcare Corp. (c) .......................      4,700,000
                                                                     ----------


                 See accompanying notes to financial statements.

================================================================================

Investments as of December 31, 1999

Common Stock -- continued

    Shares    Description                                              Value (a)
--------------------------------------------------------------------------------
              Household Products--1.7%
     60,000   Kimberly-Clark Corp. .............................      $3,915,000
     40,000   Newell Rubbermaid, Inc. ..........................       1,160,000
                                                                      ----------
                                                                       5,075,000
                                                                      ----------
              Insurance--4.1%
    130,000   ACE, Ltd. ........................................       2,169,375
     42,000   Allstate Corp. ...................................       1,008,000
     45,000   American International Group, Inc. ...............       4,865,625
    110,000   AXA Financial, Inc. ..............................       3,726,250
                                                                      ----------
                                                                      11,769,250
                                                                      ----------
              Investment Banking/Broker/Management--1.3%
     23,000   Lehman Brothers Holdings, Inc. ...................       1,947,813
     50,000   Paine Webber Group, Inc. .........................       1,940,625
                                                                      ----------
                                                                       3,888,438
                                                                      ----------
              Investment Companies--2.0%
     40,000   Morgan Stanley Dean Witter & Co. .................       5,710,000
                                                                      ----------
              Leisure--2.0%
    150,000   Hasbro, Inc. .....................................       2,859,375
    100,000   Walt Disney Co. ..................................       2,925,000
                                                                      ----------
                                                                       5,784,375
                                                                      ----------
              Liquor--0.7%
     30,000   Anheuser-Busch Companies, Inc. ...................       2,126,250
                                                                      ----------
              Machinery--1.0%
     40,000   Eaton Corp. ......................................       2,905,000
                                                                      ----------
              Manufacturing--1.0%
     30,000   Minnesota Mining & Manufacturing Co. .............       2,936,250
                                                                      ----------
              Metals & Mining--0.9%
     31,200   Alcoa, Inc. ......................................       2,589,600
                                                                      ----------
              Natural Gas--2.3%
     55,500   Columbia Gas Systems, Inc. .......................       3,510,375
     45,000   El Paso Energy Corp. .............................       1,746,562
     35,000   Enron Corp. ......................................       1,553,125
                                                                      ----------
                                                                       6,810,062
                                                                      ----------
              Oil & Gas/Drilling Equipment--1.1%
     85,000   Baker Hughes, Inc. ...............................       1,790,313
     40,000   Transocean Sedco Forex, Inc. .....................       1,347,500
                                                                      ----------
                                                                       3,137,813
                                                                      ----------
              Oil & Gas/Major Integrated--2.4%
    140,000   Conoco, Inc. .....................................       3,465,000
     60,000   Royal Dutch Petroleum Co. ........................       3,626,250
                                                                      ----------
                                                                       7,091,250
                                                                      ----------


                See accompanying notes to financial statements.
8

================================================================================

Investments as of December 31, 1999

Common Stock -- continued

    Shares    Description                                            Value (a)
--------------------------------------------------------------------------------
              Photography-Imaging--0.5%
     60,000   Xerox Corp. .......................................     $1,361,250
                                                                     -----------
              Publishing--1.1%
     40,000   Gannett Co. .......................................      3,262,500
                                                                     -----------
              Restaurants--1.0%
     70,000   McDonald's Corp. ..................................      2,821,875
                                                                     -----------
              Retail - General Merchandise--0.7%
     40,000   Federated Department Stores, Inc.(c) ..............      2,022,500
                                                                     -----------
              Retail - Grocery--0.7%
    100,000   Kroger Co. (c) ....................................      1,887,500
                                                                     -----------
              Retail - Specialty--0.8%
    110,000   TJX Companies, Inc. ...............................      2,248,125
                                                                     -----------
              Telecommunication--8.9%
    125,000   Bell Atlantic Corp. ...............................      7,695,312
    210,000   BellSouth Corp. ...................................      9,830,625
    170,000   SBC Communications, Inc. ..........................      8,287,500
                                                                     -----------
                                                                      25,813,437
                                                                     -----------
              Telecommunication-Long Distance--4.7%
    135,000   AT&T Corp. ........................................      6,851,250
     70,500   MCI Worldcom, Inc. (c) ............................      3,740,906
     45,000   Sprint Corp. (c) ..................................      3,029,063
                                                                     -----------
                                                                      13,621,219
                                                                     -----------
              Tobacco--0.4%
     50,000   Philip Morris Companies, Inc. .....................      1,159,375
                                                                     -----------
       Total Common Stock (Identified Cost $266,032,542) ........    286,849,762
                                                                     -----------

Short Term Investment -- 1.0%
         Principal Amount
-----------------------------------------------------------------------------------------------------
$ 2,885,799   Associates First Capital Corp., 4.000%, 1/03/2000 .......................     2,885,799
                                                                                         ------------
              Total Short Term Investments (Identified Cost $2,885,799) ...............     2,885,799
                                                                                         ------------
              Total Investments--100% (Identified Cost $268,918,341) (b) ..............   289,735,561
              Other assets less liabilities ...........................................       104,554
                                                                                         ------------
              Total Net Assets--100% ..................................................  $289,840,115
                                                                                         ============

(a)  See Note 1a of Notes to Financial Statements.

(b)  Federal Tax Information:
     At December 31, 1999 the net unrealized appreciation on investments based on cost of $268,987,006 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .................................................  $ 40,969,222

     Aggregate gross unrealized depreciation for all investments in which there is
     an excess of tax cost over value .................................................   (20,220,667)
                                                                                         ------------
     Net unrealized appreciation ......................................................  $ 20,748,555
                                                                                         ============
(c)  Non-income producing security.


                 See accompanying notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
================================================================================

For the Year Ended December 31, 1999

ASSETS
   Investments at value (Identified cost $ 268,918,341) ................                             $ 289,735,561
   Receivable for:
     Fund shares sold ..................................................                                   110,063
     Securities sold ...................................................                                 5,937,919
     Dividends and interest ............................................                                   321,306
                                                                                                     -------------
                                                                                                       296,104,849

LIABILITIES
   Payable for:
     Securities purchased ..............................................        $   4,465,521
     Fund shares redeemed ..............................................            1,417,546
   Accrued expenses:
     Management fees ...................................................              184,307
     Deferred trustees' fees ...........................................               81,628
     Accounting and administrative .....................................               16,675
     Other .............................................................               99,057
                                                                                -------------
                                                                                                         6,264,734
                                                                                                     -------------
NET ASSETS                                                                                           $ 289,840,115
                                                                                                     =============
   Net Assets consist of:
     Capital paid in ...................................................                             $ 274,375,731
     Undistributed (overdistributed) net investment income (loss) ......                                   (16,077)
     Accumulated net realized gain (loss) ..............................                                (5,336,759)
     Unrealized appreciation (depreciation) on investments .............                                20,817,220
                                                                                                     -------------

NET ASSETS .............................................................                             $ 289,840,115
                                                                                                     =============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
   ($216,739,510/29,093,599 shares of beneficial interest) .............                                   $  7.45
                                                                                                           =======

Offering price per share 100/94.25 of $7.45) ...........................                                   $  7.90*
                                                                                                           =======

Net asset value and offering price of Class B shares
   ($59,497,151/8,345,572 shares of beneficial interest) ...............                                   $  7.13**
                                                                                                           =======

Net asset value and offering price of Class C shares
   ($3,398,023/476,073 shares of beneficial interest) ..................                                   $  7.14**
                                                                                                           =======

Net asset value, offering and redemption price of Class Y shares
   ($10,205,431/1,375,355 shares of beneficial interest) ...............                                   $  7.42
                                                                                                           =======


*    Based upon single purchases of less than $50,000.
     Reduced sales charges apply for purchases in excess of this amount.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.


                See accompanying notes to financial statements.
10

                            STATEMENT OF OPERATIONS
================================================================================

Year Ended December 31, 1999

INVESTMENT INCOME
   Dividends (net of foreign taxes of $38,020) ......................                                   $  5,738,190
   Interest .........................................................                                        217,489
                                                                                                        ------------
                                                                                                           5,955,679

   Expenses
     Management fees ................................................          $  2,627,025
     Service fees - Class A .........................................               674,343
     Service and distribution fees - Class B ........................               740,246
     Service and distribution fees - Class C ........................                49,847
     Trustees' fees and expenses ....................................                15,109
     Accounting and administrative ..................................               103,852
     Custodian ......................................................               105,422
     Transfer agent .................................................               862,873
     Audit and tax services .........................................                31,490
     Legal ..........................................................                16,281
     Printing .......................................................                52,204
     Registration ...................................................                54,610
     Insurance ......................................................                 6,804
     Miscellaneous ..................................................                 9,700
                                                                               ------------
     Total expenses .................................................                                      5,349,806
                                                                                                        ------------
     Net investment income ..........................................                                        605,873
                                                                                                        ------------

REALIZED and UNREALIZED GAIN (LOSS) on INVESTMENTS

   Realized gain (loss) on investments -- net .......................                                     40,961,789
   Unrealized appreciation (depreciation) on investments -- net .....                                    (67,081,156)
                                                                                                        ------------
   Net gain (loss) on investment transactions .......................                                    (26,119,367)
                                                                                                        ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...............                                   $(25,513,494)
                                                                                                        ============


                 See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                       Year Ended December 31,
                                                                               ---------------------------------------
                                                                                   1998                     1999
                                                                               ---------------------------------------
FROM OPERATIONS
     Net investment income ..........................................          $     673,271            $     605,873
     Net realized gain (loss) on investments ........................             43,925,834               40,961,789
     Unrealized appreciation (depreciation) on investments ..........            (16,546,350)             (67,081,156)
                                                                               -------------            -------------
   Increase (decrease) in net assets from operations ................             28,052,755              (25,513,494)
                                                                               -------------            -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income
     Class A ........................................................               (637,468)                (604,075)
     Class B ........................................................                      0                        0
     Class C ........................................................                      0                        0
     Class Y ........................................................                (71,186)                 (53,329)
   Net realized gain (loss) on investments
     Class A ........................................................            (33,246,881)             (35,285,726)
     Class B ........................................................             (9,056,118)             (10,111,504)
     Class C ........................................................               (724,000)                (584,148)
     Class Y ........................................................             (2,185,299)              (1,629,464)
   In excess of net realized gain
     Class A ........................................................                      0               (3,757,859)
     Class B ........................................................                      0               (1,076,855)
     Class C ........................................................                      0                  (62,211)
     Class Y ........................................................                      0                 (173,535)
                                                                               -------------            -------------
                                                                                 (45,920,952)             (53,338,706)
                                                                               -------------            -------------
INCREASE (DECREASE) IN NET ASSETS
   DERIVED FROM CAPITAL SHARE TRANSACTIONS ..........................            (13,439,982)             (59,686,617)
                                                                               -------------            -------------
Total increase (decrease) in net assets .............................            (31,308,179)            (138,538,817)

NET ASSETS
   Beginning of the year ............................................            459,687,111              428,378,932
                                                                               -------------            -------------
   End of the year ..................................................          $ 428,378,932            $ 289,840,115
                                                                               =============            =============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME (LOSS)
   End of the year ..................................................          $      87,947            $     (16,077)
                                                                               =============            =============


                 See accompanying notes to financial statements.
12

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                         Class A
                                                         ---------------------------------------------------------------------------


                                                                                   Year Ended December 31,
                                                         ---------------------------------------------------------------------------
                                                             1995           1996           1997           1998              1999
                                                         ---------------------------------------------------------------------------
Net Asset Value, Beginning of the Year ...............   $      7.27    $      8.78    $      9.60    $     10.14       $      9.68
                                                         -----------    -----------    -----------    -----------       -----------
Income From Investment Operations
Net Investment Income (Loss) .........................          0.10           0.06           0.03           0.03(b)           0.03
Net Realized and Unrealized Gain
  (Loss) on Investments ..............................          2.21           2.12           1.96           0.59             (0.71)
                                                         -----------    -----------    -----------    -----------       -----------
Total From Investment Operations .....................          2.31           2.18           1.99           0.62             (0.68)
                                                         -----------    -----------    -----------    -----------       -----------
Less Distributions
Dividends From Net Investment Income .................         (0.09)         (0.06)         (0.02)         (0.02)            (0.02)
Distributions From Net Realized
Capital Gains ........................................         (0.71)         (1.30)         (1.43)         (1.06)            (1.38)
Distributions in Excess of Net Realized Gains ........          0.00           0.00           0.00           0.00             (0.15)
                                                         -----------    -----------    -----------    -----------       -----------
Total Distributions ..................................         (0.80)         (1.36)         (1.45)         (1.08)            (1.55)
                                                         -----------    -----------    -----------    -----------       -----------
Net Asset Value, End of the Year .....................   $      8.78    $      9.60    $     10.14    $      9.68       $      7.45
                                                         ===========    ===========    ===========    ===========       ===========
Total Return (%) (a) .................................          32.3           26.3           21.0            7.1              (6.9)
Ratio of Operating Expenses to
  Average Net Assets (%) .............................          1.37           1.31           1.25           1.26              1.33
Ratio of Net Investment Income to
  Average Net Assets (%) .............................          1.22           0.78           0.28           0.29              0.32
Portfolio Turnover Rate(%) ...........................            52             64             55             75                70
Net Assets, End of the Year (000) ....................   $   241,038    $   297,581    $   348,988    $   317,902       $   216,740


(a)  A sales charge is not reflected in total return calculations.

(b) Per share net investment income has been calculated using the average shares outstanding during the year.


                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================

                                                                                         Class B
                                                         --------------------------------------------------------------------------


                                                                                   Year Ended December 31,
                                                         ---------------------------------------------------------------------------
                                                             1995            1996          1997           1998              1999
                                                         ---------------------------------------------------------------------------
Net Asset Value, Beginning of the Year ...............    $     7.23     $     8.70     $     9.47     $     9.91        $     9.38
                                                          ----------     ----------     ----------     ----------        ----------
Income From Investment Operations
Net Investment Income (Loss) .........................          0.05           0.01          (0.05)         (0.05)(b)         (0.04)
Net Realized and Unrealized Gain (Loss)
  on Investments .....................................          2.18           2.07           1.92           0.58             (0.68)
                                                          ----------     ----------     ----------     ----------        ----------
Total From Investment Operations .....................          2.23           2.08           1.87           0.53             (0.72)
                                                          ----------     ----------     ----------     ----------        ----------
Less Distributions
Dividends From Net Investment Income .................         (0.05)         (0.01)          0.00           0.00              0.00
Distributions From Net Realized Capital Gains ........         (0.71)         (1.30)         (1.43)         (1.06)            (1.38)
Distributions in Excess of Net Realized Gains ........          0.00           0.00           0.00           0.00             (0.15)
                                                          ----------     ----------     ----------     ----------        ----------
Total Distributions ..................................         (0.76)         (1.31)         (1.43)         (1.06)            (1.53)
                                                          ----------     ----------     ----------     ----------        ----------
Net Asset Value, End of the Year .....................    $     8.70     $     9.47     $     9.91     $     9.38        $     7.13
                                                          ==========     ==========     ==========     ==========        ==========
Total Return (%) (a) .................................          31.3           25.4           20.0            6.3              (7.6)
Ratio of Operating Expenses to Average
  Net Assets (%) .....................................          2.12           2.06           2.00           2.01              2.08
Ratio of Net Investment Income to Average
  Net Assets (%) .....................................          0.47           0.03          (0.47)         (0.46)            (0.43)
Portfolio Turnover Rate (%) ..........................            52             64             55             75                70
Net Assets, End of the Year (000) ....................    $   27,941     $   48,210     $   80,008     $   86,243        $   59,497


(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment loss has been calculated using the average shares outstanding during the year.


                 See accompanying notes to financial statements.
14

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                            Class C
                                                                -------------------------------------------------------------------


                                                                                     Year Ended December 31,
                                                                -------------------------------------------------------------------
                                                                   1995         1996         1997           1998             1999
                                                                -------------------------------------------------------------------
Net Asset Value, Beginning of the Year ......................   $    7.23    $    8.70    $    9.46       $    9.92       $    9.39
                                                                ---------    ---------    ---------       ---------       ---------

Income From Investment Operations
Net Investment Income (Loss) ................................        0.05         0.01        (0.05)(b)       (0.05)(b)       (0.04)
Net Realized and Unrealized Gain on Investments .............        2.18         2.06         1.94            0.58           (0.68)
                                                                ---------    ---------    ---------       ---------       ---------
Total From Investment Operations ............................        2.23         2.07         1.89            0.53           (0.72)
                                                                ---------    ---------    ---------       ---------       ---------
Less Distributions
Dividends From Net Investment Income ........................       (0.05)       (0.01)        0.00            0.00            0.00
Distributions From Net Realized Capital Gains ...............       (0.71)       (1.30)       (1.43)          (1.06)          (1.38)
Distributions in Excess of Net Realized Gains ...............        0.00         0.00         0.00            0.00           (0.15)
                                                                ---------    ---------    ---------       ---------       ---------
Total Distributions .........................................       (0.76)       (1.31)       (1.43)          (1.06)          (1.53)
                                                                ---------    ---------    ---------       ---------       ---------
Net Asset Value, End of the Year ............................   $    8.70    $    9.46    $    9.92       $    9.39       $    7.14
                                                                =========    =========    =========       =========       =========
Total Return (%) (a) ........................................        31.3         25.2         20.2             6.3            (7.6)
Ratio of Operating Expenses to Average Net Assets(%) ........        2.12         2.06         2.00            2.01            2.08
Ratio of Net Investment Income to Average Net Assets(%) .....        0.47         0.03        (0.47)          (0.46)          (0.43)
Portfolio Turnover Rate (%) .................................          52           64           55              75              70
Net Assets, End of the Year (000) ...........................   $   1,224    $   3,735    $   6,527       $   6,445       $   3,398


(a) A contingent deferred sales charge is not reflected in total return calculations.

(b) Per share net investment loss has been calculated using the average shares outstanding during the year.


                 See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
================================================================================


                                                                                      Class Y
                                                        ----------------------------------------------------------------------------


                                                                              Year Ended December 31,
                                                        ----------------------------------------------------------------------------
                                                            1995         1996           1997              1998              1999
                                                        ----------------------------------------------------------------------------
Net Asset Value, Beginning of the Year .............    $     7.24    $     8.75     $     9.55        $    10.10        $     9.65
                                                        ----------    ----------     ----------        ----------        ----------
Income From Investment Operations
Net Investment Income ..............................          0.12          0.08           0.06(a)           0.06(a)           0.06
Net Realized and Unrealized Gain
  on Investments ...................................          2.21          2.10           1.95              0.59             (0.71)
                                                        ----------    ----------     ----------        ----------        ----------
Total From Investment Operations ...................          2.33          2.18           2.01              0.65             (0.65)
                                                        ----------    ----------     ----------        ----------        ----------
Less Distributions
Dividends From Net Investment Income ...............         (0.11)        (0.08)         (0.03)            (0.04)            (0.05)
Distributions From Net Realized Capital Gains ......         (0.71)        (1.30)         (1.43)            (1.06)            (1.38)
Distributions in Excess of Net Realized Gains ......          0.00          0.00           0.00              0.00             (0.15)
                                                        ----------    ----------     ----------        ----------        ----------
Total Distributions ................................         (0.82)        (1.38)         (1.46)            (1.10)            (1.58)
                                                        ----------    ----------     ----------        ----------        ----------
Net Asset Value, End of the Year ...................    $     8.75    $     9.55     $    10.10        $     9.65        $     7.42
                                                        ==========    ==========     ==========        ==========        ==========

Total Return (%) ...................................          32.8          26.4           21.3               7.4              (6.7)
Ratio of Operating Expenses to
  Average Net Assets (%) ...........................          1.12          1.06           1.00              1.01              1.08
Ratio of Net Investment Income to Average
  Net Assets (%) ...................................          1.47          1.03           0.53              0.54              0.57
Portfolio Turnover Rate (%) ........................            52            64             55                75                70
Net Assets, End of the Year ........................    $    6,738    $   12,716     $   24,164        $   17,789        $   10,205


(a) Per share net investment income has been calculated using the average shares outstanding during the year.


                 See accompanying notes to financial statements.
16

                         NOTES TO FINANCIAL STATEMENTS
================================================================================
For the Year Ended December  31, 1999


1. Significant Accounting Policies. The Fund is a Series of Nvest Funds (formerly known as New England Funds) Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a reasonable long-term investment return from a combination of market appreciation and dividend income from equity securities. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares, for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay front end sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or service and distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

================================================================================
For the Year Ended December 31, 1999


c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences may result in reclassification to the capital accounts.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. Purchases and Sales of Securities. For the year ended December 31, 1999 purchases and sales of securities (excluding short-term investments) were $250,268,254 and $357,571,610 respectively.

3a. Management Fees and Other Transactions with Affiliates. The Fund pays gross management fees to its investment adviser, Nvest Funds Management, L.P. ("Nvest Management") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million, reduced by the payment to the Fund's investment subadviser, Loomis Sayles & Company, L.P., ("Loomis Sayles") at the rate of 0.535% of the first $200 million of the Fund's average daily net assets, 0.350% of the next $300 million and 0.300% of such assets in excess of $500 million. Certain officers and directors of Nvest Management are also officers or Trustees of the Fund. Nvest Management and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company. Fees earned by Nvest Management and Loomis Sayles under the management and subadvisory agreements in effect during the year ended December 31, 1999 are as follows:

                             Fees Earned
                             -----------
                             Nvest Management    $   992,511
                             Loomis Sayles         1,634,514

The effective annualized management fee for the year ended December 31, 1999 was 0.73%.

b. Accounting and Administrative Expense. Nvest Services Company, Inc. ("NSC") is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses NSC for all or part of NSC's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses,

================================================================================
For the Year Ended December 31, 1999


registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1999 these expenses amounted to $103,852 and are shown separately in the financial statements as accounting and administrative.

c. Transfer Agent Fees. NSC is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1999, the Fund paid NSC $665,219 as compensation for its services in that capacity.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays Nvest Funds, L.P. ("Nvest Funds"), the Fund's distributor (a wholly owned subsidiary of Nvest) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999, the Fund paid Nvest Funds $674,343 in fees under the Class A Plan. If the expenses of Nvest Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1999 is $1,651,994.

Under the Class B and Class C Plans, the Fund pays Nvest Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1999 the Fund paid Nvest Funds $185,062 and $12,462 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays Nvest Funds monthly distribution fees at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with Nvest Funds) incurred by Nvest Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1999 the Fund paid Nvest Funds $555,184 and $37,385 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to Nvest Funds by investors in shares of the Fund during the year ended December 31, 1999 amounted to $603,680.

================================================================================
For the Year Ended December 31, 1999


e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Nvest Management, Nvest Funds, Nvest, NSC or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $6,000 while each committee chairman receives a retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated to the various Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each fund.

A deferred compensation plan is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund or certain other Nvest Funds on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

4. Capital Shares. At December 31, 1999 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital shares. Transactions in capital shares were as follows:

                                                                                              Year Ended
                                                                      --------------------------------------------------------------
                                                                           December 31,1998                  December 31, 1999
                                                                      -------------------------        -----------------------------
  Class A                                                               Shares          Amount           Shares           Amount
  -------                                                             ----------    -------------      -----------    -------------
  Shares sold ..................................................       3,168,405    $  32,743,000        2,346,397    $  22,300,459
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income .......................          69,256          643,647           75,122          577,581
    Distributions from net realized gain .......................       3,576,328       32,683,737        5,074,919       38,315,721
                                                                       ---------    -------------        ---------    -------------
                                                                       6,813,989       66,070,384        7,496,438       61,193,761
  Shares repurchased ...........................................      (8,406,922)     (84,819,119)     (11,234,478)    (104,215,629)
                                                                       ---------    -------------        ---------    -------------
  Net increase (decrease) ......................................      (1,592,933)   $ (18,748,735)      (3,738,040)   $ (43,021,868)
                                                                       ---------    -------------        ---------    -------------

                                                                                              Year Ended
                                                                      --------------------------------------------------------------
                                                                           December 31,1998                  December 31, 1999
                                                                      -------------------------        -----------------------------
  Class B                                                               Shares          Amount           Shares           Amount
  -------                                                             ----------    -------------      -----------    -------------
  Shares sold ..................................................         627,075    $   7,599,849        1,053,267    $   9,458,092
  Shares issued in connection with the reinvestment of:
    Distributions from net realized gain .......................       2,182,049       19,416,320        1,475,509       10,666,215
                                                                       ---------    -------------        ---------    -------------
                                                                       2,809,124       27,016,169        2,528,776       20,124,307
Shares repurchased .............................................      (1,691,995)     (16,635,319)      (3,374,257)     (29,996,708)
                                                                       ---------    -------------        ---------    -------------
Net increase (decrease) ........................................       1,117,129    $  10,380,850         (845,481)   $  (9,872,401)
                                                                       ---------    -------------        ---------    -------------

================================================================================
For the Year Ended December 31, 1999

                                                                                              Year Ended
                                                                      --------------------------------------------------------------
                                                                           December 31,1998                  December 31, 1999
                                                                      -------------------------        -----------------------------
  Class C                                                               Shares         Amount           Shares            Amount
                                                                      ----------     ----------        ----------      -------------
  Shares sold ..................................................         228,311     $  2,343,603          100,723     $    920,756
  Shares issued in connection with the reinvestment of:
    Distributions from net realized gain .......................          77,541          687,252           85,269          618,538

                                                                         305,852        3,030,855          185,992        1,539,294
  Shares repurchased ...........................................        (277,675)      (2,693,021)        (395,961)      (3,583,052)

  Net increase (decrease) ......................................          28,177     $    337,834         (209,969)    $ (2,043,758)

                                                                                              Year Ended
                                                                      --------------------------------------------------------------
                                                                           December 31,1998                  December 31, 1999
                                                                      -------------------------        -----------------------------
  Class Y                                                               Shares         Amount           Shares            Amount
  -------                                                             ----------     ----------        ----------      -------------
  Shares sold ..................................................         440,251     $  4,617,366          365,082     $  3,446,134
  Shares issued in connection with the reinvestment of:
    Dividends from net investment income .......................           5,510           52,176            6,962           53,329
    Distributions from net realized gain .......................         243,400        2,204,301          239,878        1,802,999

                                                                         689,161        6,873,843          611,922        5,302,462
  Shares repurchased ...........................................      (1,238,799)     (12,283,774)      (1,079,849)     (10,051,052)

  Net increase (decrease) ......................................        (549,638)    $ (5,409,931)        (467,927)    $ (4,748,590)

  Increase (decrease) derived from capital
shares transactions ............................................        (997,265)    $(13,439,982)      (5,261,416)    $(59,686,617)

5. Line of Credit. The Fund along with the other portfolios that comprise the Nvest Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 4, 1999. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.08% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the year ended December 31, 1999.

                       REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================
To the Trustees Nvest Funds Trust I and the Shareholders of the Nvest Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nvest Value Fund (formerly the New England Value Fund) (the "Fund"), a series of Nvest Funds Trust I, at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2000

================================================================================

                                             Glossary for Mutual Fund  Investors
--------------------------------------------------------------------------------


Total Return - The change in value of a mutual fund investment over a specific period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

Income Distributions - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Capital Gains Distributions - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year, when available.

Market Capitalization - The value of a company's issued and outstanding common stock, as priced by the market:

Number of outstanding shares X current market price of a share = market capitalization.

Price/Earnings Ratio - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different stocks.

Growth Investing - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Value Investing - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks tend to have a lower price/earnings ratio than that of growth stocks.

Standard & Poor's 500(R) (S&P 500) - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange. It is not possible to invest directly in an index.

                             REGULAR INVESTING PAYS
================================================================================

                                           Five Good Reasons to Invest Regularly
--------------------------------------------------------------------------------

1.   It's an easy way to build assets.

2.   It's convenient and effortless.

3.   It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5.   It can help you benefit from the ups and downs of the market.

With Investment Builder, Nvest Funds' automatic investment program, you can invest as little as $100 a month in your Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.



 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]


                         The Power of Monthly Investing

                      $100             $200             $500
                      ----             ----             ----
25 Years            $91,236          $182,472         $456,181




Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any Nvest Funds. The value and return on Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current Nvest Funds account. To open an Investment Builder account today, call your financial representative or Nvest Funds at 800-225-5478.

Please call Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read prospectus carefully before you invest.

                                  NVEST FUNDS
================================================================================

         LARGE-CAP EQUITY FUNDS               GLOBAL/INTERNATIONAL EQUITY
           Capital Growth Fund                    Star Worldwide Fund
          Kobrick Growth Fund                 International Equity Fund
              Growth Fund
         Growth and Income Fund                 CORPORATE INCOME FUNDS
             Balanced Fund                 Short Term Corporate Income Fund
               Value Fund                          Bond Income Fund
                                                   High Income Fund
          ALL-CAP EQUITY FUNDS                  Strategic Income Fund
           Star Advisers Fund
          Kobrick Capital Fund                  GOVERNMENT INCOME FUNDS
             Bullseye Fund                 Limited Term U.S. Government Fund
           Equity Income Fund                 Government Securities Fund

         SMALL-CAP EQUITY FUNDS                   MONEY MARKET FUNDS*
           Star Small Cap Fund                   Cash Management Trust
      Kobrick Emerging Growth Fund          Tax Exempt Money Market Trust
                                       *An investment in the Fund is not insured
                                              or guaranteed by the FDIC
                                            or any other government agency


                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                           Intermediate Term Tax Free
                               Fund of California
                       Massachusetts Tax Free Income Fund

To learn more, and for a free prospectus, contact your financial representative.

                    Visit our Web site at www.nvestfunds.com
                          Nvest Funds Distributor, L.P.
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

     This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

     Nvest Funds Distributor, L.P., and other firms selling shares of Nvest Funds are members of the National Association of Securities Dealers, Inc.
(NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their Web site at www.NASDR.com.

[LOGO] Nvest Funds(SM)
       Where The Best Minds Meet(R)


---------------------
 399 Boylston Street

Boston, Massachusetts

       02116
---------------------




VL56-1299

[LOGO] Printed on Recycled Paper